UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

Investment Company Act file number 811-04149

_Franklin Tax-Free Trust

(Exact name of registrant as specified in charter)

_One Franklin Parkway, San Mateo, CA	94403-1906
(Address of principal executive offices)	(Zip code)
_Craig S. Tyle, One Franklin Parkway, San Mateo, CA	94403-1906
(Name and address of agent for service)

Registrant's telephone number, including area code: (650) 312-2000

Date of fiscal year end: _2/29

Date of reporting period: 2/29/20

Item 1. Reports to Stockholders.

ANNUAL REPORT AND SHAREHOLDER LETTER

FRANKLIN TAX-FREE TRUST

February 29, 2020

FRANKLIN TEMPLETON

Sign up for electronic delivery at franklintempleton.com/edelivery

Internet Delivery of Fund Reports Unless You Request Paper Copies: Effective January 1, 2021, as permitted by the SEC, paper copies of the Fund's shareholder reports will no longer be sent by mail, unless you specifically request them from the Fund or your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you have not signed up for electronic delivery, we would encourage you to join fellow shareholders who have. You may elect to receive shareholder reports and other communications electronically from the Fund by calling (800) 632-2301 or by contacting your financial intermediary.

You may elect to continue to receive paper copies of all your future shareholder reports free of charge by contacting your financial intermediary or, if you invest directly with a Fund, calling

(800)632-2301 to let the Fund know of your request. Your election to receive reports in paper will apply to all funds held in your account.

SHAREHOLDER LETTER

Dear Shareholder:

During the 12 months ended February 29, 2020, the U.S. economy continued to grow, but at a more moderate pace mainly due to concerns about trade. The U.S. Federal Reserve (Fed) lowered the federal funds rate by 0.25% at each of its July, September and October 2019 meetings, decreasing the rate from 2.50% to 1.75% by period-end, citing muted inflation pressures, some soft business indicators and the potential effects of global developments on the U.S. economy.

During the 12-month period, municipal bonds delivered positive total returns as investors were attracted to tax-free income in a declining interest-rate environment. Factors contributing to this positive investment environment for municipals included relatively low inflation, interest-rate declines, increased employment and the relative strength of the U.S. economy.

After the reporting period, the Fed, in efforts to maintain U.S. economic strength amid risks posed by the novel coronavirus (COVID-19) outbreak, lowered the federal funds rate by 0.50% on March 3 and further by 1.00% on March 15, decreasing the rate to 0.25%, while initiating quantitative easing. U.S. equity markets continued to sell off during the remainder of March, given the economic slowdown caused by COVID-19, and municipal bond valuations modestly declined overall.

Franklin Tax-Free Trust's annual report includes more detail about municipal bond market conditions and a discussion from the portfolio managers. In addition, on our website, franklintempleton.com, you can find updated commentary by our municipal bond experts. Municipal bonds provide tax-free income and diversification from equities. Despite periods of volatility, municipal bonds historically have had a solid long-term record of performance, driven mostly by their compounding tax-free income component. As you know, all securities markets fluctuate, as do mutual fund share prices.

As always, we recommend investors consult their financial advisors to help them make the best decisions for the long term. In a constantly changing market environment, we remain committed to our disciplined strategy as we manage the Funds, keeping in mind the trust you have placed in us.

We appreciate your confidence in us and encourage you to contact us or your financial advisor when you have questions about your Franklin tax-free investment.

Sincerely,

Rupert H. Johnson, Jr.

Chairman

Franklin Tax-Free Trust

Sheila Amoroso

Senior Vice President and Director

Franklin Municipal Bond Department

This letter reflects our analysis and opinions as of February 29, 2020, unless otherwise indicated. The information is not a complete analysis of every aspect of any market, state, industry, security or fund. Statements of fact are from sources considered reliable.

Not FDIC Insured | May Lose Value | No Bank Guarantee

franklintempleton.com	Not part of the annual report	1

Contents
Annual Report
Municipal Bond Market Overview . . . . . . . . . . . . . . . . . . . . . .	3
Investment Strategy and Manager's Discussion . . . . . . . .	5
Franklin Federal Intermediate-Term Tax-Free
Income Fund . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	6
Franklin Federal Limited-Term Tax-Free Income Fund . .	12
Franklin High Yield Tax-Free Income Fund . . . . . . . . . . . . .	18
Franklin Massachusetts Tax-Free Income Fund . . . . . . . .	24
Franklin New Jersey Tax-Free Income Fund . . . . . . . . . . .	30
Financial Highlights and Statements of Investments. . . .	36
Financial Statements. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	127
Notes to Financial Statements. . . . . . . . . . . . . . . . . . . . . . . . .	137
Report of Independent Registered
Public Accounting Firm. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	155
Tax Information . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	156
Board Members and Officers . . . . . . . . . . . . . . . . . . . . . . . . . .	157
Shareholder Information . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	162

Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

2	Annual Report	franklintempleton.com

ANNUAL REPORT

Municipal Bond Market Overview

The financial markets experienced volatility during the 12 months ended February 29, 2020. Trade disputes, uncertainties about the prospects for global economic growth and speculations on major central banks' future policy decisions weighed on financial markets throughout the period. U.S. equities experienced heightened volatility, most notably in the final two weeks of the period, as fears grew about a global outbreak of the novel coronavirus (COVID-19), which contributed to a flight to perceived quality that benefited high-quality fixed income assets such as municipal bonds and U.S. Treasuries. Municipal bonds posted positive returns in 11 of the 12 months under review. Overall, municipal bonds outperformed U.S. equities, but underperformed the U.S. Treasury and corporate bond markets.

Investment-grade municipal bonds, as measured by the Bloomberg Barclays Municipal Bond Index, posted a +9.46% total return for the 12-month period, while U.S. Treasuries, as measured by the Bloomberg Barclays U.S. Treasury Index, posted a +12.15% total return, and investment-grade corporate bonds, as measured by the Bloomberg Barclays U.S. Corporate Bond Index, posted a +15.81% total return.1 All three of these fixed income sectors outperformed U.S. stocks, as measured by the Standard & Poor's® 500 Index, which posted a +8.19% total return for the period.1

Municipal bonds with long maturities generally outperformed municipal bonds with shorter maturities during the 12-month period. The best-performing maturity group in the Bloomberg Barclays Municipal Bond Index was the long (22+ years) bond group, which posted a +14.00% total return for the period.1 Within investment- grade municipal bonds, lower-quality bonds posted stronger returns than their higher-quality counterparts. High-yield municipal bonds generally outperformed investment-grade municipal bonds, with the Bloomberg Barclays High Yield Municipal Bond Index posting a +14.40% total return, compared with a +9.46% total return for the Bloomberg Barclays Municipal Bond Index.1

Municipal issuance during the reporting period totaled approximately $438 billion, a 25% increase from total issuance for the preceding 12-month period.2 New issuance totaled approximately $68 billion during the first two months of calendar-year 2020, a 32% increase from the same period in 2019.2 Over the period, taxable municipal bond issuance increased as issuers took advantage of historically low interest rates to advance tax-exempt debt refundings. In calendar-year 2019, taxable issuance totaled approximately $70 billion, a 135% increase from 2018.2

The Investment Company Institute reported positive municipal bond mutual fund flows during each month over the 12-month period under review. During the period, total net inflows recorded a robust total of approximately

$97 billion.3 Calendar-year 2019 ended as one of the strongest years on record for positive net inflows into the municipal bond asset class as investor demand for tax-exempt income surged. Given the global economic uncertainty and municipal bonds' generally high credit quality and favorable tax treatment, we expect investor demand to remain healthy.

The U.S. Federal Reserve (Fed) lowered its target range for the federal funds rate by 0.25%, three times over the period, at the July, September and October 2019 meetings. The target range for the federal funds rate was 1.50–1.75% at period-end. In its press release following the October decision, the Fed cited muted inflation pressures and global growth concerns as the primary catalysts for the decision. The Fed noted, however, that the labor market remained strong and economic activity rose at a moderate pace. On February 28, 2020, Fed Chair Jerome Powell indicated the Fed was prepared to use its tools as appropriate to support the U.S. economy amid the economic risks posed by the COVID-19 outbreak, although economic fundamentals remained robust.

At period-end, we maintained our positive view of the municipal bond market. We believe municipal bonds continue to be an attractive asset class among fixed income securities, and we intend to follow our disciplined approach of investing to maximize income, while seeking value in the municipal bond market.

1.Source: Morningstar. Treasuries, if held to maturity, offer a fixed rate of return and a fixed principal value; their interest payments and principal are guaranteed.

2.Source: The Bond Buyer, Thomson Reuters.

3.Source: Investment Company Institute. See

 www.franklintempletondatasources.com  for additional data provider information.

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FRANKL IN TAX-FREE TRUST

MUNICI PAL BOND MARK E T OVERVIEW

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 29, 2020, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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F R A N K L IN TA X - FREE TRUS T

Investment Strategy and Manager's Discussion

Investment Strategy

We use a consistent, disciplined strategy with the objective of maximizing tax-free income and capital preservation by focusing on credit selection. We seek to maintain exposure to securities that produce high tax-free income, while balancing risk and return within each Fund's range of allowable investments. We do not purchase high-yield securities in our investment-grade funds, however if a security is downgraded we are not required to sell it. Our security selection process includes purchasing securities that we believe are undervalued in the market and which have met our credit selection criteria. We do not use leverage or derivatives, which could add volatility and contribute to underperformance in adverse markets.

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 29, 2020, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Manager's Discussion

Due to the positive sloping municipal yield curve, we found value in higher quality securities in the 15–30 year maturity range for the long-term funds, 10 to 15 years for the intermediate-term fund, and five years or less for the limited-term fund, which allowed us to achieve our objective of maximizing income for our investors. Typically, when interest rates fall, our turnover declines as we maintain exposure to securities that are producing income that exceeds their replacement value in the market. This excess income supports higher distribution rates and reinvestment rates for those investors taking advantage of tax-free compounding. Our turnover increases when rates rise, as opportunities to purchase securities that have the potential to increase income in the portfolios become available. We believe our consistent, disciplined strategy can help our investors achieve high, tax- free income over the long term.

We invite you to read your Fund report for more detailed performance and portfolio information. Thank you for your participation in Franklin Tax-Free Trust. We look forward to serving your future investment needs.

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Franklin Federal Intermediate-Term Tax-Free Income Fund

This annual report for Franklin Federal Intermediate-Term Tax-Free Income Fund covers the fiscal year ended February 29, 2020.

Your Fund's Goal and Main Investments

The Fund seeks to provide as high a level of income exempt from federal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.1 The Fund maintains a dollar-weighted average portfolio maturity (the time in which the debt must be repaid) of three to 10 years.

Credit Quality Composition* 2/29/20

% of Total
Ratings	Investments

AAA	21.25%

AA	55.14%

A	13.80%

BBB	2.75%

Refunded	6.19%

Not Rated	0.87%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs), such as Standard & Poor's, Moody's and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO's opinion of an issuer's creditworthiness and typically range from AAA (highest) to D (lowest). The Below Investment Grade category consists of bonds rated below BBB-. The Refunded category generally consists of refunded bonds secured by U.S. government or other high-quality securities and not rerated by an NRSRO. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents are excluded from this composition.

Performance Overview

The Fund's Class A share price, as measured by net asset value, increased from $11.98 on February 28, 2019, to $12.39 on February 29, 2020. The Fund's Class A shares paid dividends totaling 29.0671 cents per share for the reporting period.2 The Performance Summary beginning on page 8 shows that at the end of this reporting period the

Dividend Distributions* 3/1/19–2/29/20

		Dividend per Share (cents)

	Class	Class			Advisor
Month	A	A1	Class C	Class R6	Class

March	2.6100	2.7600	2.2100	2.9200	2.8600

April**	3.8100	3.9600	3.4100	4.1200	4.0600

May	2.5422	2.6888	2.1310	2.8585	2.7978

June	2.2510	2.3864	1.8775	2.5380	2.4859

July	2.5379	2.6990	2.1038	2.8766	2.8156

August	2.2201	2.3678	1.8215	2.5301	2.4742

September	2.3443	2.4984	1.9377	2.6669	2.6075

October	2.2530	2.4082	1.8441	2.5775	2.5182

November	2.1062	2.2502	1.7256	2.4080	2.3528

December	2.2807	2.4369	1.8591	2.6126	2.5493

January	2.1632	2.3156	1.7523	2.4868	2.4250

February	1.9485	2.0916	1.5774	2.2403	2.1913

Total	29.0671	30.8629	24.2500	32.8353	32.1376

*The distribution amount is the sum of all net investment income distributions for the period shown. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

**Includes a 1.20 cent per share supplemental distribution.

Fund's Class A shares' distribution rate was 1.84%, based on an annualization of the 1.9485 cents per share February dividend and the maximum offering price of $12.68 on February 29, 2020. An investor in the 2020 maximum federal income tax bracket of 40.80% (including 3.80% Medicare tax) would need to earn a distribution rate of 3.11% from a taxable investment to match the Fund's Class A tax-free distribution rate. For other performance data, please see the Performance Summary. Dividend distributions were affected by low interest rates during the period. This and other factors resulted in reduced income for the portfolio and caused dividends to be lower at the end of the period.

Performance data represent past performance, which does not guarantee future results. Investment return and principal

1.Dividends are generally subject to state and local taxes, if any. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

2.The distribution amount is the sum of all net investment income distributions for the period shown. Assumes shares were purchased and held for the entire accrual period. Since dividends accrual daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 41.

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F R A N K L IN FEDERA L INTERME DIATE - TER M TA X - FREE INCOME FUN D

value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Manager's Discussion

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Please read the Investment Strategy and Manager's Discussion on page 5 for more information.

Portfolio Composition 2/29/20

% of Total
Investments*

Utilities	24.72%

General Obligation	20.83%

Transportation	13.72%

Refunded**	11.01%

Hospital & Health Care	9.28%

Tax-Supported	9.16%

Subject to Government Appropriations	6.77%

Higher Education	3.00%

Other Revenue	1.27%

Housing	0.24%

*Does not include cash and cash equivalents.

**Includes all refunded bonds; the percentage may differ from that in the Credit Quality Composition.

Thank you for your continued participation in Franklin Federal Intermediate-Term Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 29, 2020, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management phi- losophy.

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F R A N K L IN FEDERA L INTERME DIATE - TER M TA X - FREE INCOME FUN D

Performance Summary as of February 29, 2020

The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 2/29/201

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 2.25% and the minimum is 0%. Class A: 2.25% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

	Cumulative	Average Annual
Share Class	Total Return2	Total Return3
A4
1-Year	+5.92%	+3.54%

5-Year	+12.87%	+1.99%

10-Year	+40.55%	+3.23%

Advisor
1-Year	+6.27%	+6.27%

5-Year	+13.59%	+2.58%

10-Year	+42.27%	+3.59%

					Taxable Equivalent
Share	Distribution	Taxable Equivalent	30-Day Standardized Yield7		30-Day Standardized Yield6
Class	Rate5	Distribution Rate6	(with fee waiver)	(without fee waiver)	(with fee waiver)	(without fee waiver)
A	1.84%	3.11%	0.52%	0.40%	0.88%	0.68%

Advisor	2.12%	3.58%	0.76%	0.64%	1.28%	1.08%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 10 for Performance Summary footnotes.

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FRANKL IN FEDERAL INTERMEDIATE-TERM TA X-FREE INCOME FUN D

PERFORMANCE SUM M A RY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

Class A (3/1/10–2/29/20)

$16,000

$14,000	$14,461
$13,738

$12,000	$11,935
$10,000
$8,000
3/10	2/12	2/14	2/16	2/18	2/20
Franklin Federal		Bloomberg Barclays		Consumer Price Index9
Intermediate-Term		Municipal 1-15 Municipal
Tax-Free Income Fund		Bond Index8
Advisor Class (3/1/10–2/29/20)
$16,000
$14,461
$14,000					$14,227

$12,000					$11,935
$10,000
$8,000
3/10	2/12	2/14	2/16	2/18	2/20
Franklin Federal		Bloomberg Barclays		Consumer Price Index9
Intermediate-Term		Municipal 1-15 Municipal
Tax-Free Income Fund		Bond Index8

See page 10 for Performance Summary footnotes.

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FRANKL IN FEDERAL INTERMEDIATE-TERM TA X-FREE INCOME FUND

PERFORMANCE SUM M A RY

Distributions (3/1/19–2/29/20)
	Net Investment
Share Class	Income

A	$0.290671

A1	$0.308629

C	$0.242500

R6	$0.328353

Advisor	$0.321376

Total Annual Operating Expenses10
	With Fee	Without Fee
Share Class	Waiver	Waiver

A	0.71%	0.80%

Advisor	0.46%	0.55%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund's yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund's share price may decline. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond's issuer, insurer or guarantor, may affect the bond's value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. Unexpected events and their aftermaths, such as the spread of deadly diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen. The Fund's prospectus also includes a description of the main investment risks.

1.The Fund has an expense reduction contractually guaranteed through 6/30/20. Fund investment results reflect the expense reduction; without this reduction, the results would have been lower.

2.Cumulative total return represents the change in value of an investment over the periods indicated.

3.Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4.Effective 9/10/18, Class A shares closed to new investors, were renamed Class A1 shares, and a new Class A share with a different expense structure became available. Class A performance shown has been calculated as follows: (a) for periods prior to 9/10/18, a restated figure is used based on the Fund's Class A1 performance that includes any Rule 12b-1 rate differential that exists between Class A1 and Class A; and (b) for periods after 9/10/18, actual Class A performance is used, reflecting all charges and fees applicable to that class.

5.Distribution rate is based on an annualization of the respective class's February dividend and the maximum offering price (NAV for Advisor Class) per share on 2/29/20.

6.Taxable equivalent distribution rate and yield assume the 2020 maximum federal income tax rate of 37.00% plus 3.80% Medicare tax.

7.The Fund's 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund's actual income distribution rate, which reflects the Fund's past dividends paid to shareholders.

8.Source: Morningstar. The Bloomberg Barclays Municipal Bond 1-15 Year Municipal Bond Index is the one- to 15-year component of the Municipal Bond Index, which is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the parent index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody's, S&P and Fitch.

9.Source: Bureau of Labor Statistics, bls.gov/cpi. The Consumer Price Index is a commonly used measure of the inflation rate.

10.Figures are as stated in the Fund's current prospectus and may differ from the expense ratios disclosed in the Your Fund's Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown. See  www.franklintempletondatasources.com  for additional data provider information.

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FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading "Actual." In these columns the Fund's actual return, which includes the effect of Fund expenses, is used to calculate the "Ending Account Value" for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings "Actual" and "Expenses Paid During Period" (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading "Hypothetical" in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading "Hypothetical" is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

			Actual	Hypothetical
		(actual return after expenses)		(5% annual return before expenses)

			Expenses		Expenses	Net
	Beginning	Ending	Paid During	Ending	Paid During	Annualized
Share	Account	Account	Period	Account	Period	Expense
Class	Value 9/1/19	Value 2/29/20	9/1/19–2/29/201, 2	Value 2/29/20	9/1/19–2/29/201, 2	Ratio2
A	$1,000	$1,020.70	$3.57	$1,021.33	$3.57	0.71%
A1	$1,000	$1,022.30	$2.82	$1,022.08	$2.82	0.56%
C	$1,000	$1,019.40	$5.57	$1,019.34	$5.57	1.11%
R6	$1,000	$1,023.00	$2.01	$1,022.87	$2.01	0.40%
Advisor	$1,000	$1,022.70	$2.31	$1,022.58	$2.31	0.46%

1.Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 182/366 to reflect the one-half year period.

2.Reflects expenses after fee waivers and expense reimbursements.

franklintempleton.com	Annual Report	11

Franklin Federal Limited-Term Tax-Free Income Fund

This annual report for Franklin Federal Limited-Term Tax-Free Income Fund covers the fiscal year ended February 29, 2020.

Your Fund's Goal and Main Investments

The Fund seeks to provide as high a level of income exempt from federal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.1 The Fund maintains a dollar-weighted average portfolio maturity (the time in which the debt must be repaid) of five years or less.

Credit Quality Composition* 2/29/20

% of Total
Ratings	Investments

AAA	32.77%

AA	50.81%

A	12.01%

Refunded	2.94%

Not Rated	1.47%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs), such as Standard & Poor's, Moody's and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO's opinion of an issuer's creditworthiness and typically range from SP-1 (highest) to SP-3 (lowest) for short-term bonds and from AAA (highest) to D (lowest) for long-term bonds. The Below Investment Grade category consists of bonds rated below BBB-. The Refunded category generally consists of refunded bonds secured by U.S. government or other high-quality securities and not rerated by an NRSRO. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents are excluded from this breakdown.

Performance Overview

The Fund's Class A share price, as measured by net asset value, increased from $10.35 on February 28, 2019, to $10.59 on February 29, 2020. The Fund's Class A shares paid dividends totaling 15.9133 cents per share for the reporting period.2 The Performance Summary beginning on page 14 shows that at the end of this reporting period the

Dividend Distributions* 3/1/19–2/29/20

	Dividend per Share (cents)
	Class	Class		Advisor
Month	A	A1	Class R6	Class

March	1.3800	1.4700	1.6200	1.5900

April**	2.2900	2.3800	2.5300	2.5000

May	1.2556	1.3449	1.5022	1.4765

June	1.1254	1.2074	1.3512	1.3276

July	1.3316	1.4277	1.6052	1.5688

August	1.2041	1.2917	1.4548	1.4207

September	1.3163	1.4050	1.5734	1.5394

October	1.2862	1.3781	1.5464	1.5116

November	1.1576	1.2431	1.4004	1.3678

December	1.3202	1.4104	1.5823	1.5485

January	1.1797	1.2700	1.4338	1.4031

February	1.0666	1.1558	1.2917	1.2758

Total	15.9133	16.9841	18.8914	18.5298

*The distribution amount is the sum of all net investment income distributions for the period shown. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

**Includes a 0.91 cent per share supplemental distribution.

Fund's Class A shares' distribution rate was 1.18%, based on an annualization of the 1.0666 cents per share February dividend and the maximum offering price of $10.83 on February 29, 2020. An investor in the 2020 maximum federal income tax bracket of 40.80% (including 3.80% Medicare tax) would need to earn a distribution rate of 1.99% from a taxable investment to match the Fund's Class A tax-free distribution rate. For other performance data, please see the Performance Summary. Dividend distributions were affected by low interest rates during the period. This and other factors resulted in reduced income for the portfolio and caused dividends to be lower at the end of the period.

Performance data represent past performance, which does not guarantee future results. Investment return and principal

1.Dividends are generally subject to state and local taxes, if any. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

2.The distribution amount is the sum of all net investment income distributions for the period shown. Assumes shares were purchased and held for the entire accrual period. Since dividends accrual daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 65.

12	Annual Report	franklintempleton.com

FRANKLIN FEDERAL LIMITED-TERM TAX-FREE INCOME FUND

value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Manager's Discussion

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Please read the Investment Strategy and Manager's Discussion on page 5 for more information.

Portfolio Composition 2/29/20

% of Total
Investments*

General Obligation	50.74%

Utilities	15.50%

Refunded**	10.85%

Subject to Government Appropriations	5.84%

Transportation	4.90%

Higher Education	4.06%

Other Revenue	2.24%

Hospital & Health Care	2.13%

Housing	2.00%

Tax-Supported	1.74%

*Does not include cash and cash equivalents.

**Includes all refunded bonds; the percentage may differ from that in the Credit Quality Composition.

Thank you for your continued participation in Franklin Federal Limited-Term Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 29, 2020, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

franklintempleton.com	Annual Report	13

FRANKLIN FEDERAL LIMITED-TERM TAX-FREE INCOME FUND

Performance Summary as of February 29, 2020

The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 2/29/201

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 2.25% and the minimum is 0%. Class A: 2.25% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

	Cumulative	Average Annual
Share Class	Total Return2	Total Return3
A4
1-Year	+3.88%	+1.55%

5-Year	+6.70%	+0.85%

10-Year	+16.78%	+1.33%

Advisor5
1-Year	+4.14%	+4.14%

5-Year	+7.78%	+1.51%

10-Year	+18.53%	+1.71%

					Taxable Equivalent
Share	Distribution	Taxable Equivalent	30-Day Standardized Yield8		30-Day Standardized Yield7
Class	Rate6	Distribution Rate7	(with fee waiver)	(without fee waiver)	(with fee waiver)	(without fee waiver)
A	1.18%	1.99%	0.62%	0.44%	1.05%	0.74%

Advisor	1.45%	2.45%	0.88%	0.69%	1.49%	1.17%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 16 for Performance Summary footnotes.

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FRANKLIN FEDERAL LIMITED-TERM TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

Class A (3/1/10–2/29/20)

$13,000

$12,000					$11,956
$11,935
$11,415
$11,000
$10,000
$9,000
3/10	3/12	3/14	3/16	3/18	2/20
Franklin Federal		Bloomberg Barclays 1-5		Consumer Price Index10
Limited-Term Tax-Free		Year Municipal
Income Fund		Bond Index9
Advisor Class (3/1/10–2/29/20)
$13,000
$11,956
$12,000					$11,935
$11,853

$11,000
$10,000
$9,000
3/10	3/12	3/14	3/16	3/18	2/20
Franklin Federal		Bloomberg Barclays 1-5		Consumer Price Index10
Limited-Term Tax-Free		Year Municipal
Income Fund		Bond Index9

See page 16 for Performance Summary footnotes.

franklintempleton.com	Annual Report	15

FRANKLIN FEDERAL LIMITED-TERM TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Distributions (3/1/19–2/29/20)
	Net Investment
Share Class	Income

A	$0.159133

A1	$0.169841

R6	$0.188914

Advisor	$0.185298

Total Annual Operating Expenses11
	With Fee	Without Fee
Share Class	Waiver	Waiver

A	0.65%	0.83%

Advisor	0.40%	0.58%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund's yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund's share price may decline. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond's issuer, insurer or guarantor, may affect the bond's value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. Unexpected events and their aftermaths, such as the spread of deadly diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen. The Fund's prospectus also includes a description of the main investment risks.

1.The Fund has an expense reduction contractually guaranteed through 6/30/20. Fund investment results reflect the expense reduction; without this reduction, the results would have been lower.

2.Cumulative total return represents the change in value of an investment over the periods indicated.

3.Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4.Effective 9/10/18, Class A shares closed to new investors, were renamed Class A1 shares, and a new Class A share with a different expense structure became available. Class A performance shown has been calculated as follows: (a) for periods prior to 9/10/18, a restated figure is used based on the Fund's Class A1 performance that includes any Rule 12b-1 rate differential that exists between Class A1 and Class A; and (b) for periods after 9/10/18, actual Class A performance is used, reflecting all charges and fees applicable to that class.

5.Effective 2/1/11, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 2/1/11, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 2/1/11, actual Advisor Class performance is used reflecting all charges and fees applicable to that class.

6.Distribution rate is based on an annualization of the respective class's February dividend and the maximum offering price (NAV for Advisor Class) per share on 2/29/20.

7.Taxable equivalent distribution rate and yield assume the 2020 maximum federal income tax rate of 37.00% plus 3.80% Medicare tax.

8.The Fund's 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund's actual income distribution rate, which reflects the Fund's past dividends paid to shareholders.

9.Source: Morningstar. The Bloomberg Barclays 1-5 Year Municipal Bond Index is the one- to 5-year component of the Municipal Bond Index, which is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the parent index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody's, S&P and Fitch.

10.Source: Bureau of Labor Statistics, bls.gov/cpi. The Consumer Price Index is a commonly used measure of the inflation rate.

11.Figures are as stated in the Fund's current prospectus and may differ from the expense ratios disclosed in the Your Fund's Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

16	Annual Report	franklintempleton.com

FRANKLIN FEDERAL LIMITED-TERM TAX-FREE INCOME FUND

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading "Actual." In these columns the Fund's actual return, which includes the effect of Fund expenses, is used to calculate the "Ending Account Value" for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings "Actual" and "Expenses Paid During Period" (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading "Hypothetical" in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading "Hypothetical" is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

			Actual	Hypothetical
		(actual return after expenses)		(5% annual return before expenses)

			Expenses		Expenses	Net
	Beginning	Ending	Paid During	Ending	Paid During	Annualized
Share	Account	Account	Period	Account	Period	Expense
Class	Value 9/1/19	Value 2/29/20	9/1/19–2/29/201, 2	Value 2/29/20	9/1/19–2/29/201, 2	Ratio2
A	$1,000	$1,011.80	$3.25	$1,021.63	$3.27	0.65%
A1	$1,000	$1,012.30	$2.75	$1,022.13	$2.77	0.55%
R6	$1,000	$1,013.20	$1.80	$1,023.07	$1.81	0.36%
Advisor	$1,000	$1,012.10	$2.00	$1,022.87	$2.01	0.40%

1.Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 182/366 to reflect the one-half year period.

2.Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

franklintempleton.com	Annual Report	17

Franklin High Yield Tax-Free Income Fund

This annual report for Franklin High Yield Tax-Free Income Fund covers the fiscal year ended February 29, 2020.

Your Fund's Goal and Main Investments

The Fund seeks to provide a high current yield exempt from federal income taxes by investing at least 80% of its net assets in securities that pay interest free from such taxes.1 Its secondary goal is capital appreciation to the extent possible and consistent with the Fund's principal investment goal.

Credit Quality Composition* 2/29/20

% of Total
Ratings	Investments

AAA	8.11%

AA	18.41%

A	24.20%

BBB	16.10%

Below Investment Grade	12.12%

Refunded	8.25%

Not Rated	12.81%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs), such as Standard & Poor's, Moody's and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO's opinion of an issuer's creditworthiness and typically range from AAA (highest) to D (lowest). The Below Investment Grade category consists of bonds rated below BBB-. The Refunded category generally consists of refunded bonds secured by U.S. government or other high-quality securities and not rerated by an NRSRO. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents are excluded from this composition.

Dividend Distributions* 3/1/19–2/29/20

		Dividend per Share (cents)
	Class	Class			Advisor
Month	A	A1	Class C	Class R6	Class

March	3.5600	3.6900	3.2200	3.8000	3.7700

April**	6.4700	6.6000	6.1300	6.7100	6.6800

May	3.3753	3.5012	3.0918	3.6425	3.6034

June	3.0103	3.1233	2.7455	3.2481	3.2166

July	3.4856	3.6208	3.1806	3.7677	3.7296

August	3.1081	3.2337	2.8260	3.3680	3.3330

September	3.2159	3.3460	2.9269	3.4826	3.4483

October	3.2157	3.3444	2.9232	3.4816	3.4474

November	2.9576	3.0758	2.6809	3.2034	3.1715

December	3.2604	3.3917	2.9613	3.5321	3.4968

January	3.1678	3.2930	2.8727	3.4299	3.3937

February	2.8876	3.0117	2.6268	3.1377	3.1048

Total	41.7143	43.2316	38.1857	44.8036	44.3951

*The distribution amount is the sum of all net investment income distributions for the period shown. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

**Includes a 2.91 cent per share supplemental distribution.

annualization of the 2.8876 cents per share February dividend and the maximum offering price of $10.87 on February 29, 2020. An investor in the 2020 maximum federal income tax bracket of 40.80% (including 3.80% Medicare tax) would need to earn a distribution rate of 5.39% from a taxable investment to match the Fund's Class A tax-free distribution rate. For other performance data, please see the

Performance Overview

The Fund's Class A share price, as measured by net asset value, increased from $9.93 on February 28, 2019, to $10.46 on February 29, 2020. The Fund's Class A shares paid dividends totaling 41.7143 cents per share for the reporting period.2 The Performance Summary beginning on page 20 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 3.19%, based on an

Performance Summary. Dividend distributions were affected by low interest rates during the period. This and other factors resulted in reduced income for the portfolio and caused dividends to be lower at the end of the period.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from

1.Dividends are generally subject to state and local taxes, if any. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

2.The distribution amount is the sum of all net investment income distributions for the period shown. Assumes shares were purchased and held for the entire accrual period. Since dividends accrual daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 79.

18	Annual Report	franklintempleton.com

FRANKLIN HIGH YIELD TAX-FREE INCOME FUND

figures shown. For most recent month-end performance, go

to franklintempleton.com or call (800) 342-5236.

Manager's Discussion

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Please read the Investment Strategy and Manager's Discussion on page 5 for more information.

The Fund continued to seek high, current, tax-free income for its shareholders during the reporting period. Consistent with our strategy, the Fund did not use leverage or credit derivatives to boost short-term returns, and we were careful to not overexpose the portfolio to any one credit sector.

Thank you for your continued participation in Franklin High Yield Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 29, 2020, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Portfolio Composition 2/29/20

% of Total
Investments*

Utilities	18.48%

Transportation	18.42%

Refunded**	15.28%

Hospital & Health Care	14.06%

General Obligation	8.34%

Tax-Supported	7.51%

Other Revenue	6.54%

Corporate-Backed	3.77%

Housing	3.36%

Subject to Government Appropriations	2.34%

Higher Education	1.90%

*Does not include cash and cash equivalents.

**Includes all refunded bonds; the percentage may differ from that in the Credit Quality Composition.

franklintempleton.com	Annual Report	19

FRANKLIN HIGH YIELD TAX-FREE INCOME FUND

Performance Summary as of February 29, 2020

The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 2/29/20

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 3.75% and the minimum is 0%. Class A: 3.75% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

	Cumulative	Average Annual
Share Class	Total Return1	Total Return2
A3,4
1-Year	+9.73%	+5.61%

5-Year	+21.24%	+3.14%

10-Year	+63.86%	+4.66%

Advisor
1-Year	+9.97%	+9.97%

5-Year	+22.05%	+4.07%

10-Year	+65.74%	+5.18%

	Distribution	Taxable Equivalent		Taxable Equivalent
Share Class	Rate5	Distribution Rate6	30-Day Standardized Yield7	30-Day Standardized Yield6
A	3.19%	5.39%	1.45%	2.45%

Advisor	3.55%	6.00%	1.75%	2.96%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 22 for Performance Summary footnotes.

20	Annual Report	franklintempleton.com

FRANKLIN HIGH YIELD TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

Class A (3/1/10–2/29/20)
$16,000					$15,772
					$15,538
$14,000
$12,000					$11,935
$10,000
$8,000
3/10	2/12	2/14	2/16	2/18	2/20
Franklin High Yield		Bloomberg Barclays		Consumer Price Index9
Tax-Free Income Fund		Municipal Bond Index8
Advisor Class (3/1/10–2/29/20)
$18,000
$16,000					$16,574
					$15,538

$14,000
$12,000					$11,935
$10,000
$8,000
3/10	2/12	2/14	2/16	2/18	2/20
Franklin High Yield		Bloomberg Barclays		Consumer Price Index9
Tax-Free Income Fund		Municipal Bond Index8

See page 22 for Performance Summary footnotes.

franklintempleton.com	Annual Report	21

FRANKLIN HIGH YIELD TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Distributions (3/1/19–2/29/20)
Net Investment
Share Class	Income

A	$0.417143

A1	$0.432316

C	$0.381857

R6	$0.448036

Advisor	$0.443951

Total Annual Operating Expenses10
Share Class

A	0.81%

Advisor	0.56%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund's yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund's share price may decline. Investments in lower rated bonds include higher risk of default and loss of principal. Puerto Rico municipal bonds have been impacted by recent adverse economic and market changes, which may cause the Fund's share price to decline. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond's issuer, insurer or guarantor, may affect the bond's value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. Unexpected events and their aftermaths, such as the spread of deadly diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen. The Fund's prospectus also includes a description of the main investment risks.

1.Cumulative total return represents the change in value of an investment over the periods indicated.

2.Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3.Effective 9/10/18, Class A shares closed to new investors, were renamed Class A1 shares, and a new Class A share with a different expense structure became available. Class A performance shown has been calculated as follows: (a) for periods prior to 9/10/18, a restated figure is used based on the Fund's Class A1 performance that includes any Rule 12b-1 rate differential that exists between Class A1 and Class A; and (b) for periods after 9/10/18, actual Class A performance is used, reflecting all charges and fees applicable to that class.

4.Prior to 3/1/19, these shares were offered at a higher initial sales charge of 4.25%, thus actual returns (with sales charges) would have differed. Average annual total returns (with sales charges) have been restated to reflect the current maximum initial sales charge of 3.75%.

5.Distribution rate is based on an annualization of the respective class's February dividend and the maximum offering price (NAV for Advisor Class) per share on 2/29/20.

6.Taxable equivalent distribution rate and yield assume the 2020 maximum federal income tax rate of 37.00% plus 3.80% Medicare tax.

7.The Fund's 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund's actual income distribution rate, which reflects the Fund's past dividends paid to shareholders.

8.Source: Morningstar. The Bloomberg Barclays Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody's, S&P and Fitch.

9.Source: Bureau of Labor Statistics, bls.gov/cpi. The Consumer Price Index is a commonly used measure of the inflation rate.

10.Figures are as stated in the Fund's current prospectus and may differ from the expense ratios disclosed in the Your Fund's Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

22	Annual Report	franklintempleton.com

FRANKLIN HIGH YIELD TAX-FREE INCOME FUND

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading "Actual." In these columns the Fund's actual return, which includes the effect of Fund expenses, is used to calculate the "Ending Account Value" for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings "Actual" and "Expenses Paid During Period" (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading "Hypothetical" in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading "Hypothetical" is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

			Actual	Hypothetical
		(actual return after expenses)		(5% annual return before expenses)

			Expenses		Expenses	Net
	Beginning	Ending	Paid During	Ending	Paid During	Annualized
Share	Account	Account	Period	Account	Period	Expense
Class	Value 9/1/19	Value 2/29/20	9/1/19–2/29/201, 2	Value 2/29/20	9/1/19–2/29/201, 2	Ratio2
A	$1,000	$1,030.20	$3.94	$1,020.98	$3.92	0.78%
A1	$1,000	$1,031.00	$3.18	$1,021.73	$3.17	0.63%
C	$1,000	$1,027.90	$5.95	$1,019.00	$5.92	1.18%
R6	$1,000	$1,031.60	$2.48	$1,022.43	$2.46	0.49%
Advisor	$1,000	$1,031.40	$2.68	$1,022.23	$2.66	0.53%

1.Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 182/366 to reflect the one-half year period.

2.Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

franklintempleton.com	Annual Report	23

Franklin Massachusetts Tax-Free Income Fund

This annual report for Franklin Massachusetts Tax-Free Income Fund covers the fiscal year ended February 29, 2020.

Your Fund's Goal and Main Investments

The Fund seeks to provide as high a level of income exempt from federal and Massachusetts personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.1

Credit Quality Composition* 2/29/20

% of Total
Ratings	Investments

AAA	10.03%

AA	58.08%

A	19.94%

BBB	1.23%

Refunded	10.72%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs), such as Standard & Poor's, Moody's and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO's opinion of an issuer's creditworthiness and typically range from AAA (highest) to D (lowest). The Below Investment Grade category consists of bonds rated below BBB-. The Refunded category generally consists of refunded bonds secured by U.S. government or other high-quality securities and not rerated by an NRSRO. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents are excluded from this composition.

Performance Overview

The Fund's Class A share price, as measured by net asset value, increased from $11.47 on February 28, 2019, to $12.20 on February 29, 2020. The Fund's Class A shares paid dividends totaling 32.1373 cents per share for the reporting period.2 The Performance Summary beginning on page 26 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 2.06%, based on an annualization of the 2.1750 cents per share February dividend and the maximum offering price of $12.68 on

Dividend Distributions* 3/1/19–2/29/20

		Dividend per Share (cents)
	Class	Class			Advisor
Month	A	A1	Class C	Class R6	Class

March	2.8700	3.0200	2.4800	3.1500	3.1100

April**	3.7000	3.8500	3.3100	3.9800	3.9400

May	2.8032	2.9498	2.4353	3.0736	3.0487

June	2.4740	2.6074	2.1332	2.7378	2.6983

July	2.8270	2.9847	2.4298	3.1391	3.0915

August	2.5598	2.7052	2.1931	2.8471	2.8037

September	2.6378	2.7901	2.2643	2.9120	2.8921

October	2.6282	2.7810	2.2514	2.9203	2.8828

November	2.3825	2.5240	2.0302	2.6535	2.6186

December	2.6095	2.7635	2.2212	2.9060	2.8674

January	2.4703	2.6202	2.0900	2.7595	2.7218

February	2.1750	2.3212	1.8315	2.4454	2.4115

Total	32.1373	33.9171	27.6700	35.5243	35.0864

*The distribution amount is the sum of all net investment income distributions for the period shown. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

**Includes a 0.83 cent per share supplemental distribution.

February 29, 2020. An investor in the 2020 maximum combined effective federal and Massachusetts personal income tax bracket of 45.85% (including 3.80% Medicare tax) would need to earn a distribution rate of 3.80% from a taxable investment to match the Fund's Class A tax-free distribution rate. For other performance data, please see the Performance Summary. Dividend distributions were affected by low interest rates during the period. This and other factors resulted in reduced income for the portfolio and caused dividends to be lower at the end of the period.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from

1.For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

2.The distribution amount is the sum of all net investment income distributions for the period shown. Assumes shares were purchased and held for the entire accrual period. Since dividends accrual daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 113.

24	Annual Report	franklintempleton.com

FRANKLIN MASSACHUSETTS TAX-FREE INCOME FUND

figures shown. For most recent month-end performance, go

to franklintempleton.com or call (800) 342-5236.

Commonwealth Update

During the 12 months under review, Massachusetts' economy continued to grow, but the pace slowed following a strong first quarter in 2019. The commonwealth's economy was supported by strong results in healthcare, education and technology sectors. Its unemployment rate dropped from 3.0% in February 2019 to 2.8% at period-end and remained below the nation's 3.5% average.3

Portfolio Composition 2/29/20

% of Total
Investments*

Higher Education	21.38%

Transportation	15.48%

Refunded**	14.45%

General Obligation	11.16%

Hospital & Health Care	10.60%

Tax-Supported	9.78%

Utilities	8.46%

Housing	7.10%

Other Revenue	1.59%

*Does not include cash and cash equivalents.

**Includes all refunded bonds; the percentage may differ from that in the Credit Quality Composition.

Massachusetts' continued revenue growth and prudent planning led to a record contribution to reserves in the fiscal year (FY) 2019 that ended June 30, 2019. The FY 2020 budget signed into law in July included its highest-ever level of state funding for public schools, new drug pricing measures, tax relief, reduced health care costs and increased funding for various services. The commonwealth's net tax-supported debt was $6,113 per capita and 9.1% of personal income, which was above the $1,068 and 2.2% national medians, respectively.4

The independent credit rating agency Moody's Investor Service (Moody's) maintained the commonwealth's general obligations bonds' Aa1 rating with a stable outlook.5 The Aa1 rating reflected, among other factors, Moody's view of the commonwealth's growing economy, strong financial- management practices and adequate reserves, and credit challenges including high debt and pension liabilities compared to the national average, slowing population growth and an aging demographic profile.

Manager's Discussion

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Please read the Investment Strategy and Manager's Discussion on page 5 for more information.

Thank you for your continued participation in Franklin Massachusetts Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 29, 2020, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

3.Source: Bureau of Labor Statistics.

4.Source: Moody's Investors Service, "State government – US: Medians – Flat debt total signals cautious borrowing, despite infrastructure needs," 6/3/19.

5.This does not indicate Moody's rating of the Fund.

See www.franklintempletondatasources.com for additional data provider information.

franklintempleton.com	Annual Report	25

FRANKLIN MASSACHUSETTS TAX-FREE INCOME FUND

Performance Summary as of February 29, 2020

The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 2/29/20

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 3.75% and the minimum is 0%. Class A: 3.75% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

	Cumulative	Average Annual
Share Class	Total Return1	Total Return2
A3,4
1-Year	+9.29%	+5.19%

5-Year	+19.13%	+2.77%

10-Year	+48.10%	+3.61%

Advisor
1-Year	+9.65%	+9.65%

5-Year	+20.00%	+3.71%

10-Year	+49.88%	+4.13%

	Distribution	Taxable Equivalent		Taxable Equivalent
Share Class	Rate5	Distribution Rate6	30-Day Standardized Yield7	30-Day Standardized Yield6
A	2.06%	3.80%	0.79%	1.46%

Advisor	2.37%	4.38%	1.05%	1.94%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 28 for Performance Summary footnotes.

26	Annual Report	franklintempleton.com

FRANKLIN MASSACHUSETTS TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

Class A (3/1/10–2/29/20)

$16,000					$15,538

$14,000					$14,255

$12,000					$11,935
$10,000
$8,000
3/10	2/12	2/14	2/16	2/18	2/20
Franklin Massachusetts		Bloomberg Barclays		Consumer Price Index9
Tax-Free Income Fund		Municipal Bond Index8
Advisor Class (3/1/10–2/29/20)
$16,000					$15,538

					$14,988
$14,000
$12,000					$11,935

$10,000

$8,000

3/10	2/12	2/14	2/16	2/18	2/20
	Franklin Massachusetts		Bloomberg Barclays	Consumer Price Index9

	Tax-Free Income Fund		Municipal Bond Index8
franklintempleton.com	Annual Report	27

FRANKLIN MASSACHUSETTS TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Distributions (3/1/19–2/29/20)
Net Investment
Share Class	Income

A	$0.321373

A1	$0.339171

C	$0.276700

R6	$0.355243

Advisor	$0.350864

Total Annual Operating Expenses10
Share Class

A	0.86%

Advisor	0.61%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund's yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund's share price may decline. Because the Fund invests principally in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond's issuer, insurer or guarantor, may affect the bond's value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. Unexpected events and their aftermaths, such as the spread of deadly diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen. The Fund's prospectus also includes a description of the main investment risks.

1.Cumulative total return represents the change in value of an investment over the periods indicated.

2.Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3.Effective 9/10/18, Class A shares closed to new investors, were renamed Class A1 shares, and a new Class A share with a different expense structure became available. Class A performance shown has been calculated as follows: (a) for periods prior to 9/10/18, a restated figure is used based on the Fund's Class A1 performance that includes any Rule 12b-1 rate differential that exists between Class A1 and Class A; and (b) for periods after 9/10/18, actual Class A performance is used, reflecting all charges and fees applicable to that class.

4.Prior to 3/1/19, these shares were offered at a higher initial sales charge of 4.25%, thus actual returns (with sales charges) would have differed. Average annual total returns (with sales charges) Total returns with sales charges have been restated to reflect the current maximum initial sales charge of 3.75%.

5.Distribution rate is based on an annualization of the respective class's February dividend and the maximum offering price (NAV for Advisor Class) per share on 2/29/20.

6.Taxable equivalent distribution rate and yield assume the published rates as of 12/19/19 for the maximum combined effective federal and Massachusetts personal income tax rate of 45.85%, based on the federal income tax rate of 37.00% plus 3.80% Medicare tax.

7.The Fund's 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund's actual income distribution rate, which reflects the Fund's past dividends paid to shareholders.

8.Source: Morningstar. The Bloomberg Barclays Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody's, S&P and Fitch.

9.Source: Bureau of Labor Statistics, bls.gov/cpi. The Consumer Price Index is a commonly used measure of the inflation rate.

10.Figures are as stated in the Fund's current prospectus and may differ from the expense ratios disclosed in the Your Fund's Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

28	Annual Report	franklintempleton.com

FRANKLIN MASSACHUSETTS TAX-FREE INCOME FUND

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading "Actual." In these columns the Fund's actual return, which includes the effect of Fund expenses, is used to calculate the "Ending Account Value" for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings "Actual" and "Expenses Paid During Period" (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading "Hypothetical" in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading "Hypothetical" is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

			Actual	Hypothetical
		(actual return after expenses)		(5% annual return before expenses)

			Expenses		Expenses	Net
	Beginning	Ending	Paid During	Ending	Paid During	Annualized
Share	Account	Account	Period	Account	Period	Expense
Class	Value 9/1/19	Value 2/29/20	9/1/19–2/29/201, 2	Value 2/29/20	9/1/19–2/29/201, 2	Ratio2
A	$1,000	$1,028.60	$4.39	$1,020.54	$4.37	0.87%
A1	$1,000	$1,030.20	$3.63	$1,021.28	$3.62	0.72%
C	$1,000	$1,027.20	$6.40	$1,018.55	$6.37	1.27%
R6	$1,000	$1,030.00	$2.93	$1,021.98	$2.92	0.58%
Advisor	$1,000	$1,030.70	$3.13	$1,021.78	$3.12	0.62%

1.Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 182/366 to reflect the one-half year period.

2.Reflects expenses after fee waivers and expense reimbursements, for Class R6.

franklintempleton.com	Annual Report	29

Franklin New Jersey Tax-Free Income Fund

This annual report for Franklin New Jersey Tax-Free Income Fund covers the fiscal year ended February 29, 2020.

The Fund seeks to provide as high a level of income exempt from federal and New Jersey personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its net assets in securities that pay interest free from such taxes.1

Credit Quality Composition* 2/29/20

% of Total
Ratings	Investments

AAA	13.82%

AA	36.03%

A	34.15%

BBB	6.44%

Below Investment Grade	2.02%

Refunded	7.54%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs), such as Standard & Poor's, Moody's and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO's opinion of an issuer's creditworthiness and typically range from AAA (highest) to D (lowest). The Below Investment Grade category consists of bonds rated below BBB-. The Refunded category generally consists of refunded bonds secured by U.S. government or other high-quality securities and not rerated by an NRSRO. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents are excluded from this composition.

Performance Overview

The Fund's Class A share price, as measured by net asset value, increased from $11.14 on February 28, 2019, to $11.77 on February 29, 2020. The Fund's Class A shares paid dividends totaling 31.5914 cents per share for the reporting period.2 The Performance Summary beginning on page 32 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 2.07%, based on an annualization of the 2.1087 cents per share February dividend and the maximum offering price of $12.23 on February 29, 2020. An investor in the 2020 maximum

Dividend Distributions* 3/1/19–2/29/20

		Dividend per Share (cents)
	Class	Class			Advisor
Month	A	A1	Class C	Class R6	Class

March	2.8800	3.0200	2.5000	3.1400	3.1100

April**	3.9300	4.0700	3.5500	4.1900	4.1600

May	2.8098	2.9525	2.4591	3.0918	3.0511

June	2.4701	2.5966	2.1427	2.7212	2.6866

July	2.6723	2.8251	2.2912	2.9703	2.9302

August	2.4915	2.6304	2.1394	2.7645	2.7273

September	2.5271	2.6716	2.1652	2.8048	2.7710

October	2.4504	2.5947	2.0837	2.7314	2.6951

November	2.3073	2.4427	1.9689	2.5700	2.5362

December	2.5606	2.7099	2.1906	2.8526	2.8127

January	2.3836	2.5268	2.0172	2.6666	2.6274

February	2.1087	2.2454	1.7762	2.3756	2.3369

Total	31.5914	33.2857	27.2842	34.8788	34.4445

*The distribution amount is the sum of all net investment income distributions for the period shown. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

**Includes a 1.05 cent per share supplemental distribution.

combined effective federal and New Jersey personal income tax bracket of 51.55% (including 3.80% Medicare tax) would need to earn a distribution rate of 4.27% from a taxable investment to match the Fund's Class A tax-free distribution rate. For other performance data, please see the Performance Summary. Dividend distributions were affected by low interest rates during the period. This and other factors resulted in reduced income for the portfolio and caused dividends to be lower at the end of the period.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

1.For state personal income taxes, the 80% minimum is measured by total Fund assets. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

2.The distribution amount is the sum of all net investment income distributions for the period shown. Assumes shares were purchased and held for the entire accrual period. Since dividends accrual daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 121.

30	Annual Report	franklintempleton.com

FRANKLIN NEW JERSEY TAX-FREE INCOME FUND

State Update

During the 12 months under review, New Jersey's economy continued to grow. Although the pace dropped after the first quarter of 2019, it rebounded and surpassed the national average in the third quarter, boosted in part by an increase in the manufacturing sector. However, the state's housing market continued to be a challenge for the state. The state's unemployment rate dropped from 4.0% in February 2019 to 3.8% at period-end, slightly above the nation's 3.5% average.3

Portfolio Composition 2/29/20

% of Total
Investments*

Transportation	23.84%

Higher Education	19.97%

Hospital & Health Care	17.65%

Subject to Government Appropriations	13.19%

Refunded**	9.58%

Housing	5.45%

Utilities	5.20%

Other Revenue	2.69%

General Obligation	2.43%

*Does not include cash and cash equivalents.

**Includes all refunded bonds; the percentage may differ from that in the Credit Quality Composition.

New Jersey's revenue growth from January through May 2019 for the fiscal year (FY) 2019 that ended June 30, 2019, exceeded the previous year's rate. New Jersey's enacted fiscal year (FY) 2020 budget included increased spending for public pension and provided funding for property tax relief as well as additional funding to local school districts to cover special education costs. The state's budget did not include tax hikes but sets aside monies for inclusion in its rainy-day fund. The state's net tax-supported debt was $4,154 per capita and 6.4% of personal income, above the $1,068 and 2.2% national medians, respectively.4

The independent credit rating agency Moody's Investor Service (Moody's) maintained the state's general obligations bonds' A3 rating with a stable outlook.5 The A3 rating reflected Moody's view of the state's large, diverse and wealthy economy, offset by significant long-term liabilities and rapidly rising pension contributions in the next few years.

Manager's Discussion

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Please read the Investment Strategy and Manager's Discussion on page 5 for more information.

Thank you for your continued participation in Franklin New Jersey Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 29, 2020, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

3.Source: Bureau of Labor Statistics.

4.Source: Moody's Investors Service, "State government – US: Medians – Flat debt total signals cautious borrowing, despite infrastructure needs," 6/3/19.

5.This does not indicate Moody's rating of the Fund.

See www.franklintempletondatasources.com for additional data provider information.

franklintempleton.com	Annual Report	31

FRANKLIN NEW JERSEY TAX-FREE INCOME FUND

Performance Summary as of February 29, 2020

The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 2/29/20

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 3.75% and the minimum is 0%. Class A: 3.75% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

	Cumulative	Average Annual
Share Class	Total Return1	Total Return2
A3,4
1-Year	+8.61%	+4.53%

5-Year	+17.40%	+2.47%

10-Year	+43.16%	+3.26%

Advisor
1-Year	+8.88%	+8.88%

5-Year	+18.15%	+3.39%

10-Year	+44.91%	+3.78%

	Distribution	Taxable Equivalent		Taxable Equivalent
Share Class	Rate5	Distribution Rate6	30-Day Standardized Yield7	30-Day Standardized Yield6
A	2.07%	4.27%	0.81%	1.67%

Advisor	2.38%	4.91%	1.08%	2.23%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 34 for Performance Summary footnotes.

32	Annual Report	franklintempleton.com

FRANKLIN NEW JERSEY TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

Class A (3/1/10–2/29/20)

$16,000

$15,538

$14,000	$13,779

$12,000	$11,935

$10,000

$8,000

3/10	2/12	2/14	2/16	2/18	2/20
	Franklin New Jersey		Bloomberg Barclays	Consumer Price Index9

	Tax-Free Income Fund		Municipal Bond Index8

Advisor Class (3/1/10–2/29/20)

$16,000

$14,000

$15,538

$14,491

$12,000	$11,935

$10,000

$8,000

3/10	2/12	2/14	2/16	2/18	2/20
	Franklin New Jersey		Bloomberg Barclays	Consumer Price Index9

	Tax-Free Income Fund		Municipal Bond Index8

See page 34 for Performance Summary footnotes.

franklintempleton.com	Annual Report	33

FRANKLIN NEW JERSEY TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Distributions (3/1/19–2/29/20)
Net Investment
Share Class	Income

A	$0.315914

A1	$0.332857

C	$0.272842

R6	$0.348788

Advisor	$0.344445

Total Annual Operating Expenses10
Share Class

A	0.83%

Advisor	0.58%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund's yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund's share price may decline. Because the Fund invests principally in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. The Fund holds a very small portion of its assets in Puerto Rico municipal bonds that have been impacted by recent adverse economic and market changes, which may cause the Fund's share price to decline. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond's issuer, insurer or guarantor, may affect the bond's value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. Unexpected events and their aftermaths, such as the spread of deadly diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen. The Fund's prospectus also includes a description of the main investment risks.

1.Cumulative total return represents the change in value of an investment over the periods indicated.

2.Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3.Effective 9/10/18, Class A shares closed to new investors, were renamed Class A1 shares, and a new Class A share with a different expense structure became available. Class A performance shown has been calculated as follows: (a) for periods prior to 9/10/18, a restated figure is used based on the Fund's Class A1 performance that includes any Rule 12b-1 rate differential that exists between Class A1 and Class A; and (b) for periods after 9/10/18, actual Class A performance is used, reflecting all charges and fees applicable to that class.

4.Prior to 3/1/19, these shares were offered at a higher initial sales charge of 4.25%, thus actual returns (with sales charges) would have differed. Average annual total returns (with sales charges) have been restated to reflect the current maximum initial sales charge of 3.75%.

5.Distribution rate is based on an annualization of the respective class's February dividend and the maximum offering price (NAV for Advisor Class) per share on 2/29/20.

6.Taxable equivalent distribution rate and yield assume the published rates as of 12/19/19 for the maximum combined effective federal and New Jersey personal income tax rate of 51.55%, based on the federal income tax rate of 37.00% plus 3.80% Medicare tax.

7.The Fund's 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund's actual income distribution rate, which reflects the Fund's past dividends paid to shareholders.

8.Source: Morningstar. The Bloomberg Barclays Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody's, S&P and Fitch.

9.Source: Bureau of Labor Statistics, bls.gov/cpi. The Consumer Price Index is a commonly used measure of the inflation rate.

10.Figures are as stated in the Fund's current prospectus and may differ from the expense ratios disclosed in the Your Fund's Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

34	Annual Report	franklintempleton.com

FRANKLIN NEW JERSEY TAX-FREE INCOME FUND

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading "Actual." In these columns the Fund's actual return, which includes the effect of Fund expenses, is used to calculate the "Ending Account Value" for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings "Actual" and "Expenses Paid During Period" (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading "Hypothetical" in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading "Hypothetical" is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

			Actual	Hypothetical
		(actual return after expenses)		(5% annual return before expenses)

			Expenses		Expenses	Net
	Beginning	Ending	Paid During	Ending	Paid During	Annualized
Share	Account	Account	Period	Account	Period	Expense
Class	Value 9/1/19	Value 2/29/20	9/1/19–2/29/201, 2	Value 2/29/20	9/1/19–2/29/201, 2	Ratio2
A	$1,000	$1,027.30	$4.13	$1,020.79	$4.12	0.82%
A1	$1,000	$1,029.00	$3.38	$1,021.53	$3.37	0.67%
C	$1,000	$1,026.00	$6.15	$1,018.80	$6.12	1.22%
R6	$1,000	$1,029.70	$2.67	$1,022.23	$2.66	0.53%
Advisor	$1,000	$1,029.50	$2.88	$1,022.03	$2.87	0.57%

1.Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 182/366 to reflect the one-half year period.

2.Reflects expenses after fee waivers and expense reimbursements, for Class R6.

franklintempleton.com	Annual Report	35

F R A N K L IN TAX - FREE TRUS T

Financial Highlights

Franklin Federal Intermediate-Term Tax-Free Income Fund

Year Ended February 28,

2020a2019b

Class A

Per share operating performance

(for a share outstanding throughout the year)

Net asset value, beginning of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Income from investment operationsc:

Net investment incomed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net realized and unrealized gains (losses) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total from investment operations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Less distributions from:

Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net asset value, end of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total returne . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Ratios to average net assetsf

Expenses before waiver and payments by affiliates . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Expenses net of waiver and payments by affiliatesg. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Supplemental data

Net assets, end of year (000's) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Portfolio turnover rate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

$11.98$11.87

0.270.15

0.430.11

0.700.26

(0.29)(0.15)

$12.39$11.98

5.92%2.20%

0.81%0.80%

0.71%0.71%

2.28%2.56%

 $407,125                $182,330

14.78%2.57%

aFor the year ended February 29. bFor the period September 10, 2018 (effective date) to February 28, 2019. cThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund's shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

dBased on average daily shares outstanding. eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable and is not annualized for periods less than one year. fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

36	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TAX-FREE TRUS T

FINANCIAL HIGHLIGHT S

Franklin Federal Intermediate-Term Tax-Free Income Fund (continued)

Year Ended February 28,

2020a	2019	2018	2017	2016a

Class A1

Per share operating performance

(for a share outstanding throughout the year)

Net asset value, beginning of year . . . . . . . . . . . . . . . . . . . . . . . . . . .

Income from investment operationsb:

Net investment incomec . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net realized and unrealized gains (losses) . . . . . . . . . . . . . . . . . . . .

Total from investment operations . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Less distributions from:

Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net asset value, end of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total returnd . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Ratios to average net assets

$11.96	$11.94	$12.11	$12.50	$12.44

0.30	0.32	0.31	0.31	0.31
0.43	0.02	(0.17)	(0.40)	0.06

0.73	0.34	0.14	(0.09)	0.37

(0.31)	(0.32)	(0.31)	(0.30)	(0.31)

$12.38	$11.96	$11.94	$12.11	$12.50

6.17%	2.91%	1.14%	(0.70)%	3.03%
Expenses before waiver and payments by affiliates . . . . . . . . . . . . . . .	0.66%	0.65%	0.66%	0.66%	0.66%
Expenses net of waiver and payments by affiliates . . . . . . . . . . . . . . . .	0.56%e	0.56%e	0.65%	0.66%	0.66%
Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2.43%	2.71%	2.56%	2.48%	2.54%
Supplemental data
Net assets, end of year (000's) . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$1,516,009	$1,575,494	$1,850,075	$1,929,083	$2,017,642
Portfolio turnover rate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	14.78%	2.57%	10.72%	8.98%	6.62%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund's shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding. dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable. eBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	37

FRANKLIN TAX-FREE TRUST

FINANCIA L HIGHLIGHT S

Franklin Federal Intermediate-Term Tax-Free Income Fund (continued)

Year Ended February 28,

2020a	2019	2018	2017	2016a

Class C

Per share operating performance

(for a share outstanding throughout the year)

Net asset value, beginning of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Income from investment operationsb:

Net investment incomec . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net realized and unrealized gains (losses) . . . . . . . . . . . . . . . . . . . . . . . .

Total from investment operations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Less distributions from:

Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net asset value, end of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total returnd . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Ratios to average net assets

Expenses before waiver and payments by affiliates . . . . . . . . . . . . . . . . . . .

Expenses net of waiver and payments by affiliates . . . . . . . . . . . . . . . . . . . .

Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Supplemental data

Net assets, end of year (000's) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Portfolio turnover rate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

$12.00	$11.98	$12.14	$12.53	$12.47

0.23	0.26	0.25	0.24	0.25
0.43	0.02	(0.17)	(0.39)	0.05

0.66	0.28	0.08	(0.15)	0.30

(0.24)	(0.26)	(0.24)	(0.24)	(0.24)

$12.42	$12.00	$11.98	$12.14	$12.53

5.58%	2.34%	0.67%	(1.26)%	2.47%
1.21%	1.20%	1.20%	1.21%	1.21%
1.11%e	1.11%e	1.19%	1.21%	1.21%
1.88%	2.16%	2.02%	1.93%	1.99%
$203,994	$262,612	$358,228	$425,649	$469,355
14.78%	2.57%	10.72%	8.98%	6.62%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund's shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding. dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable. eBenefit of expense reduction rounds to less than 0.01%.

38	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TAX-FREE TRUS T

FINANCIA L HIGHLIGHT S

Franklin Federal Intermediate-Term Tax-Free Income Fund (continued)

Year Ended February 28,

2020a2019          2018b

Class R6

Per share operating performance

(for a share outstanding throughout the year)

Net asset value, beginning of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Income from investment operationsc:

Net investment incomed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net realized and unrealized gains (losses) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total from investment operations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Less distributions from:

Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net asset value, end of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total returne . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Ratios to average net assetsf

Expenses before waiver and payments by affiliates . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Expenses net of waiver and payments by affiliates . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Supplemental data

Net assets, end of year (000's) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Portfolio turnover rate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

$11.99	$11.97	$12.28

0.32	0.34	0.20
0.43	0.02	(0.32)

0.75	0.36	(0.12)

(0.33)	(0.34)	(0.19)

$12.41	$11.99	$11.97

6.33%	3.06%	(0.97)%
0.50%	0.49%	0.49%
0.40%g	0.39%g	0.48%
2.59%	2.88%	2.73%
$410,541	$417,612	$672,199
14.78%	2.57%	10.72%

aFor the year ended February 29. bFor the period August 1, 2017 (effective date) to February 28, 2018. cThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund's shares in relation to income earned and/or fluctuating fair value of the investments of the Fund. dBased on average daily shares outstanding.

eTotal return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	39

FRANKLIN TAX-FREE TRUST

FINANCIA L HIGHLIGHT S

Franklin Federal Intermediate-Term Tax-Free Income Fund (continued)

Year Ended February 28,

2020a	2019	2018	2017	2016a

Advisor Class

Per share operating performance

(for a share outstanding throughout the year)

Net asset value, beginning of year . . . . . . . . . . . . . . . . . . . . . . . . . . .

Income from investment operationsb:

Net investment incomec . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net realized and unrealized gains (losses) . . . . . . . . . . . . . . . . . . . .

Total from investment operations . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Less distributions from:

Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net asset value, end of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total return . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Ratios to average net assets

$11.99	$11.97	$12.13	$12.52	$12.47

0.31	0.33	0.32	0.32	0.33
0.43	0.02	(0.16)	(0.39)	0.04

0.74	0.35	0.16	(0.07)	0.37

(0.32)	(0.33)	(0.32)	(0.32)	(0.32)

$12.41	$11.99	$11.97	$12.13	$12.52

6.27%	3.00%	1.32%	(0.61)%	3.05%
Expenses before waiver and payments by affiliates . . . . . . . . . . . . . . .	0.56%	0.55%	0.56%	0.56%	0.56%
Expenses net of waiver and payments by affiliates . . . . . . . . . . . . . . . .	0.46%d	0.46%d	0.55%	0.56%	0.56%
Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2.53%	2.81%	2.66%	2.58%	2.64%
Supplemental data
Net assets, end of year (000's) . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$1,277,185	$1,103,570	$1,196,627	$1,986,241	$2,019,784
Portfolio turnover rate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	14.78%	2.57%	10.72%	8.98%	6.62%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund's shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dBenefit of expense reduction rounds to less than 0.01%.

40	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

F R A N K L IN TA X - FREE TRUS T

Statement of Investments, February 29, 2020

Franklin Federal Intermediate-Term Tax-Free Income Fund

	Principal
	Amount	Value

Municipal Bonds 97.8%
Alabama 2.3%
Alabama State Public School and College Authority Revenue, Capital Improvement, Refunding, Series B,
5.00%, 1/01/27 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$25,000,000	$ 29,338,000
Chatom IDB Gulf Opportunity Zone Revenue,
PowerSouth Energy Cooperative, Refunding, Series A, Assured Guaranty, 5.00%, 8/01/20 . . . . . . . . .	3,535,000	3,594,317
PowerSouth Energy Cooperative, Refunding, Series A, Assured Guaranty, 5.00%, 8/01/21 . . . . . . . . .	3,535,000	3,593,575
PowerSouth Energy Cooperative, Refunding, Series A, Assured Guaranty, 5.00%, 8/01/22 . . . . . . . . .	3,535,000	3,592,373
Infirmary Health System Special Care Facilities Financing Authority of Mobile Revenue,
Infirmary Health System Inc., Series A, 5.00%, 2/01/27 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4,920,000	5,858,342
Infirmary Health System Inc., Series A, 5.00%, 2/01/28 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	5,936,400
Madison Board of Education Special Tax School wts.,
4.00%, 2/01/33 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,855,000	3,459,489
4.00%, 2/01/34 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,970,000	3,590,730
4.00%, 2/01/35 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,095,000	3,719,726
4.00%, 2/01/37 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,350,000	4,010,151
Shelby County Board of Education Revenue,
Capital Outlay School wts., 5.00%, 2/01/22 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,250,000	5,451,180
Capital Outlay School wts., 5.00%, 2/01/23 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,520,000	5,729,981
Capital Outlay School wts., 5.00%, 2/01/24 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,055,000	5,245,877
Capital Outlay School wts., 5.00%, 2/01/25 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,920,000	6,141,882

		89,262,023
Arizona 4.0%

Arizona Health Facilities Authority Hospital Revenue, Phoenix Children's Hospital, Refunding, Series A,
5.00%, 2/01/27 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	6,000,000	6,457,320
Arizona IDA National Charter School Revolving Loan Fund Revenue,
Equitable School Revolving Fund, Series A, 5.00%, 11/01/29 . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,100,000	1,409,661
Equitable School Revolving Fund, Series A, 5.00%, 11/01/30 . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	600,000	765,558
Equitable School Revolving Fund, Series A, 5.00%, 11/01/31 . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	630,000	801,801
Equitable School Revolving Fund, Series A, 5.00%, 11/01/32 . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,000,000	1,269,970
Equitable School Revolving Fund, Series A, 5.00%, 11/01/35 . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,115,000	1,407,531
Equitable School Revolving Fund, Series A, 5.00%, 11/01/36 . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,250,000	1,574,538
Equitable School Revolving Fund, Series A, 5.00%, 11/01/37 . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,050,000	1,318,527
Arizona State COP, Department of Administration, Series B, AGMC Insured, 5.00%, 10/01/20 . . . . . . . . . .	14,860,000	14,908,741
Arizona Transportation Board Highway Revenue,
Refunding, 5.00%, 7/01/29. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	10,920,000	12,878,502
Subordinated, Series A, Pre-Refunded, 5.00%, 7/01/24. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	5,278,800
Subordinated, Series A, Pre-Refunded, 5.00%, 7/01/25. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	5,278,800
Glendale IDAR,
Midwestern University, Refunding, 5.00%, 5/15/30 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	525,000	706,466
Midwestern University, Refunding, 5.00%, 5/15/31 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	425,000	568,548
Midwestern University, Refunding, 5.00%, 5/15/32 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	525,000	700,828
Maricopa County IDA Hospital Revenue,
HonorHealth, Refunding, Series A, 5.00%, 9/01/30 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	850,000	1,097,495
HonorHealth, Refunding, Series A, 5.00%, 9/01/31 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,000,000	1,284,650
HonorHealth, Refunding, Series A, 5.00%, 9/01/32 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,000,000	1,280,230
HonorHealth, Refunding, Series A, 5.00%, 9/01/33 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	800,000	1,021,992
Mesa Utility Systems Revenue, Refunding, 5.00%, 7/01/29 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,500,000	3,110,375
franklintempleton.com	Annual Report	41

FRANKL IN TAX-FREE TRUST

STATEMEN T OF INVEST MENT S

Franklin Federal Intermediate-Term Tax-Free Income Fund (continued)

	Principal
	Amount	Value

Municipal Bonds (continued)
Arizona (continued)
Phoenix Civic Improvement Corp. Airport Revenue,
junior lien, Refunding, Series D, 5.00%, 7/01/30 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$10,000,000	$ 12,690,500
junior lien, Series A, 5.00%, 7/01/20 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,300,000	1,317,914
junior lien, Series A, Pre-Refunded, 5.00%, 7/01/21 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4,200,000	4,258,002
junior lien, Series B, 5.00%, 7/01/35 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,500,000	4,504,430
junior lien, Series B, 5.00%, 7/01/36 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	10,225,000	13,118,368
Phoenix Civic Improvement Corp. Rental Car Facility Charge Revenue,
Series A, 5.00%, 7/01/35 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	9,720,000	12,675,560
Series A, 5.00%, 7/01/36 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	6,380,000	8,300,380
Pima County Regional Transportation Authority Excise Tax Revenue,
Pima County Regional Transportation Fund, 5.00%, 6/01/24 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,385,000	3,835,780
Pima County Regional Transportation Fund, 5.00%, 6/01/26 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	7,180,000	8,123,811
Pima County Sewer System Revenue,
Series B, Pre-Refunded, 5.00%, 7/01/24 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	6,030,000	6,362,132
Series B, Pre-Refunded, 5.00%, 7/01/25 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4,500,000	4,747,860
Scottsdale Municipal Property Corp. Excise Tax Revenue,
Refunding, 5.00%, 7/01/26. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,580,000	3,147,368
Refunding, 5.00%, 7/01/27. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,000,000	2,432,880
Refunding, 5.00%, 7/01/28. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,325,000	4,034,788

		152,670,106
Arkansas 0.1%

Fort Smith Sales and Use Tax Revenue, Refunding and Improvement, 5.00%, 5/01/23 . . . . . . . . . . . . . . .	5,000,000	5,441,250
California 7.8%

Bay Area Toll Authority Toll Bridge Revenue,
San Francisco Bay Area, Subordinate, Refunding, Series S-7, 4.00%, 4/01/31 . . . . . . . . . . . . . . . . . .	7,000,000	8,410,500
San Francisco Bay Area, Subordinate, Refunding, Series S-7, 4.00%, 4/01/33 . . . . . . . . . . . . . . . . . .	5,000,000	5,952,500
California Health Facilities Financing Authority Revenue,
Sutter Health, Series B, Pre-Refunded, 5.00%, 8/15/22 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4,000,000	4,079,160
Sutter Health, Series B, Pre-Refunded, 5.25%, 8/15/23 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	13,000,000	13,271,830
California State GO,
Refunding, AGMC Insured, 5.25%, 8/01/32 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	10,000,000	14,489,500
Various Purpose, 5.25%, 10/01/23 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	25,050,000	26,819,031
Various Purpose, 5.25%, 10/01/24 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	9,780,000	10,469,099
Various Purpose, 5.25%, 10/01/25 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	5,351,500
Various Purpose, Refunding, 5.25%, 9/01/25 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	15,000,000	15,999,150
Various Purpose, Refunding, 5.00%, 10/01/25 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	15,000,000	16,935,750
Various Purpose, Refunding, 5.00%, 8/01/30 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	25,000,000	31,381,500
Various Purpose, Refunding, 5.00%, 8/01/30 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	10,000,000	12,180,300
California State Public Works Board Lease Revenue,
Various Capital Projects, Series A, 5.00%, 10/01/20 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,000,000	2,049,140
Various Capital Projects, Series A, 5.25%, 10/01/22 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,300,000	3,537,930
Various Capital Projects, Series A, 5.25%, 10/01/23 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,365,000	5,749,188
Various Capital Projects, Series A, 5.25%, 10/01/24 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,000,000	3,213,840
Various Capital Projects, Series A, 5.25%, 10/01/25 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,000,000	3,212,850

42	Annual Report	franklintempleton.com

FRANKL IN TAX-FREE TRUS T

S TAT EMEN T OF INVEST MENT S

Franklin Federal Intermediate-Term Tax-Free Income Fund (continued)

	Principal
	Amount	Value

Municipal Bonds (continued)
California (continued)
California Statewide CDA Revenue,
Enloe Medical Center, Series A, California Mortgage Insured, 5.375%, 8/15/20 . . . . . . . . . . . . . . . . .	$ 1,650,000	$1,655,940
Sutter Health, Series A, Pre-Refunded, 5.25%, 8/15/24 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4,000,000	4,083,640
Livermore-Amador Valley Water Management Agency Sewer Revenue,
Refunding, 5.00%, 8/01/24. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,660,000	6,005,317
Refunding, 5.00%, 8/01/25. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4,765,000	5,054,998
Los Angeles Department of Water and Power Revenue,
Power System, Refunding, Series A, 5.00%, 7/01/26. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	11,025,000	12,333,447
Power System, Refunding, Series B, 5.00%, 7/01/31. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	8,220,000	10,493,487
Power System, Series C, 5.00%, 7/01/32. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4,615,000	5,968,164
Power System, Series C, 5.00%, 7/01/33. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,960,000	5,111,172
Power System, Series C, 5.00%, 7/01/34. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4,080,000	5,253,898
Los Angeles USD, GO, Election of 2008, Series B-1, 5.00%, 7/01/32 . . . . . . . . . . . . . . . . . . . . . . . . . . .	8,000,000	10,408,960
Riverside Sewer Revenue,
Refunding, Series A, 5.00%, 8/01/34. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	10,605,000	12,835,974
Refunding, Series A, 5.00%, 8/01/35. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	11,000,000	13,294,710
San Diego Community College District GO, Pre-Refunded, 5.00%, 8/01/25 . . . . . . . . . . . . . . . . . . . . . . .	21,370,000	23,655,521

		299,257,996
Colorado 1.9%

Colorado Health Facilities Authority Revenue,
CommonSpirit Health, Refunding, Series A-1, 5.00%, 8/01/32 . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,000,000	2,564,740
CommonSpirit Health, Refunding, Series A-1, 5.00%, 8/01/33 . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,000,000	2,556,720
CommonSpirit Health, Refunding, Series A-1, 5.00%, 8/01/36 . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	8,500,000	10,796,105
CommonSpirit Health, Refunding, Series A-1, 4.00%, 8/01/37 . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,250,000	2,643,615
CommonSpirit Health, Refunding, Series A-2, 5.00%, 8/01/32 . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,000,000	1,282,370
CommonSpirit Health, Refunding, Series A-2, 5.00%, 8/01/33 . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,000,000	2,556,720
CommonSpirit Health, Refunding, Series A-2, 5.00%, 8/01/34 . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,500,000	4,465,195
CommonSpirit Health, Refunding, Series A-2, 5.00%, 8/01/35 . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4,500,000	5,729,040
CommonSpirit Health, Refunding, Series A-2, 5.00%, 8/01/37 . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,000,000	3,799,230
Denver City and County Airport System Revenue,
Department of Aviation, Refunding, Subordinate, Series B, 5.25%, 11/15/26 . . . . . . . . . . . . . . . . . . .	5,000,000	5,775,500
Department of Aviation, Refunding, Subordinate, Series B, 5.25%, 11/15/27 . . . . . . . . . . . . . . . . . . .	4,250,000	4,904,118
Denver City and County Excise Tax Revenue, Series A, AGMC Insured, ETM, 5.00%, 9/01/20 . . . . . . . . . .	10,090,000	10,302,798
Regional Transportation District COP, Refunding, Series A, 5.00%, 6/01/26 . . . . . . . . . . . . . . . . . . . . . . .	14,000,000	15,787,520

		73,163,671
Connecticut 2.2%

Connecticut State GO,
Series E, 5.00%, 8/15/25 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	11,295,000	12,869,975
Series E, 5.00%, 8/15/26 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	18,585,000	21,151,402
Connecticut State Health and Educational Facilities Authority Revenue,
Hartford Healthcare, Series A, 4.00%, 7/01/36 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,000,000	2,365,900
Nuvance Health Issue, Series A, 5.00%, 7/01/32 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,900,000	7,518,960
Nuvance Health Issue, Series A, 5.00%, 7/01/33 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	6,342,200
Nuvance Health Isuue, Series A, 4.00%, 7/01/35 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	5,905,150
franklintempleton.com	Annual Report	43

FRANKL IN TAX-FREE TRUST

STATEMEN T OF INVEST MENT S

Franklin Federal Intermediate-Term Tax-Free Income Fund (continued)

	Principal
	Amount	Value

Municipal Bonds (continued)
Connecticut (continued)
Connecticut State Special Tax Obligation Revenue, Transportation Infrastructure Purposes, Series A,
5.00%, 1/01/28 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$10,000,000	$ 11,122,600
Stamford GO,
3.00%, 6/01/35 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,025,000	3,300,002
3.00%, 6/01/36 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,025,000	3,286,965
University of Connecticut GO,
Series A, 5.00%, 3/15/30 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,075,000	3,738,616
Series A, 5.00%, 3/15/31 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,025,000	6,091,255

		83,693,025
District of Columbia 0.5%

District of Columbia Income Tax Secured Revenue, Series A, 5.00%, 3/01/33 . . . . . . . . . . . . . . . . . . . . .	3,000,000	4,025,340
Washington Metropolitan Area Transit Authority Gross Revenue,
Series B, 5.00%, 7/01/31 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	6,391,200
Series B, 5.00%, 7/01/32 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,750,000	7,337,460

		17,754,000
Florida 7.7%

Alachua County Health Facilities Authority Health Facilities Revenue,
Shands Teaching Hospital and Clinics Inc., Refunding, Series B-1, 5.00%, 12/01/31 . . . . . . . . . . . . . .	5,000,000	6,514,750
Shands Teaching Hospital and Clinics Inc., Refunding, Series B-1, 5.00%, 12/01/32 . . . . . . . . . . . . . .	1,600,000	2,079,680
Shands Teaching Hospital and Clinics Inc., Refunding, Series B-1, 5.00%, 12/01/33 . . . . . . . . . . . . . .	1,090,000	1,413,512
Shands Teaching Hospital and Clinics Inc., Refunding, Series B-1, 5.00%, 12/01/34 . . . . . . . . . . . . . .	2,570,000	3,326,197
Shands Teaching Hospital and Clinics Inc., Refunding, Series B-1, 5.00%, 12/01/35 . . . . . . . . . . . . . .	2,350,000	3,034,343
Broward County Water and Sewer Utility Revenue,
Refunding, Series B, 5.00%, 10/01/24 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	6,000,000	6,643,320
Refunding, Series B, 5.00%, 10/01/25 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	6,325,000	7,001,459
Clearwater City Water and Sewer Revenue, Refunding, 5.00%, 12/01/33 . . . . . . . . . . . . . . . . . . . . . . . . .	5,520,000	6,913,855
Florida State Board of Education GO,
Full Faith and Credit, Public Education Capital Outlay, Refunding, Series C, 4.00%, 6/01/32 . . . . . . . .	12,855,000	15,335,758
Full Faith and Credit, Public Education Capital Outlay, Refunding, Series C, 4.00%, 6/01/33 . . . . . . . .	5,000,000	5,941,650
Full Faith and Credit, Public Education Capital Outlay, Refunding, Series E, 4.00%, 6/01/33 . . . . . . . .	11,855,000	13,595,314
Gainesville Utilities System Revenue, Series A, 5.00%, 10/01/30 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,500,000	1,927,485
Greater Orlando Aviation Authority Aiport Facilities Revenue, Series A, 4.00%, 10/01/35 . . . . . . . . . . . . . .	5,000,000	6,001,250
Greater Orlando Aviation Authority Airport Facilities Revenue, Series A, 5.00%, 10/01/34 . . . . . . . . . . . . .	15,560,000	20,248,384
Jacksonville Sales Tax Revenue, Better Jacksonville, Refunding, Series A, 5.00%, 10/01/28 . . . . . . . . . . .	6,000,000	6,615,900
JEA Water and Sewer System Revenue,
Refunding, Series A, 5.00%, 10/01/26 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,455,000	1,697,621
Refunding, Series A, 5.00%, 10/01/27 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,130,000	5,976,399
Refunding, Series A, 5.00%, 10/01/31 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	17,435,000	22,088,053
Series A, 5.00%, 10/01/29 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,205,000	1,405,343
Series A, Pre-Refunded, 5.00%, 10/01/26 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,530,000	1,784,607
Series A, Pre-Refunded, 5.00%, 10/01/27 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,375,000	6,269,454
Series A, Pre-Refunded, 5.00%, 10/01/29 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,265,000	1,475,509
Lee Memorial Health System Hospital Revenue, Refunding, Series A-1, 4.00%, 4/01/37 . . . . . . . . . . . . . .	5,000,000	5,899,350
Leon County School District Sales Tax Revenue, 5.00%, 9/01/25 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	6,040,000	6,885,238

44	Annual Report	franklintempleton.com

FRANKL IN TAX-FREE TRUS T

S TAT EMEN T OF INVEST MENT S

Franklin Federal Intermediate-Term Tax-Free Income Fund (continued)

	Principal
	Amount	Value

Municipal Bonds (continued)
Florida (continued)
Miami-Dade County Aviation Revenue,
Miami International Airport, Refunding, Series A, 5.00%, 10/01/21 . . . . . . . . . . . . . . . . . . . . . . . . . .	$ 5,000,000	$5,122,850
Miami International Airport, Refunding, Series A, 5.00%, 10/01/22 . . . . . . . . . . . . . . . . . . . . . . . . . .	5,890,000	6,031,949
Miami International Airport, Refunding, Series A, 5.25%, 10/01/23 . . . . . . . . . . . . . . . . . . . . . . . . . .	4,875,000	5,000,921
Miami-Dade County Transit System Sales Surtax Revenue,
5.00%, 7/01/24 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,250,000	2,463,705
5.00%, 7/01/25 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,000,000	3,282,030
5.00%, 7/01/26 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4,000,000	4,374,080
5.00%, 7/01/27 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4,000,000	4,367,280
Refunding, 4.00%, 7/01/35. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	13,890,000	16,707,448
Miami-Dade County Water and Sewer System Revenue, Series B, Pre-Refunded, 5.00%, 10/01/27 . . . . . .	15,000,000	17,223,300
Orange County Health Facilities Authority Revenue,
Hospital, Orlando Health Obligated Group, Refunding, Series A, 5.00%, 10/01/28 . . . . . . . . . . . . . . .	1,000,000	1,241,880
Hospital, Orlando Health Obligated Group, Refunding, Series A, 5.00%, 10/01/30 . . . . . . . . . . . . . . .	2,875,000	3,546,830
Orlando Utilities Commission Utility System Revenue,
Refunding, Series A, 5.00%, 10/01/24 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,405,000	2,860,242
Refunding, Series A, 5.00%, 10/01/25 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,000,000	2,458,760
Series A, 5.00%, 10/01/33 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,755,000	2,244,013
Orlando-Orange County Expressway Authority Revenue, Refunding, Series B, AGMC Insured, 5.00%,
7/01/24. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	14,650,000	16,640,056
Palm Beach County School Board COP, Master Lease Purchase Agreement, Refunding, Series B, 5.00%,
8/01/25. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4,000,000	4,876,840
Palm Beach County Solid Waste Authority Revenue, Refunding, 5.00%, 10/01/23. . . . . . . . . . . . . . . . . . .	17,290,000	18,437,710
Palm Beach County Water and Sewer Revenue, Refunding, 5.00%, 10/01/28 . . . . . . . . . . . . . . . . . . . . .	1,240,000	1,422,776
Port St. Lucie Utility System Revenue,
Refunding, 4.00%, 9/01/30. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,500,000	1,748,505
Refunding, 4.00%, 9/01/31. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,635,000	1,901,390
South Miami Health Facilities Authority Hospital Revenue, Baptist Health South Florida Obligated Group,
Refunding, 4.00%, 8/15/33 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	6,000,000	6,972,660
Tohopekaliga Water Authority Utility System Revenue, Refunding, 4.00%, 10/01/32 . . . . . . . . . . . . . . . . .	2,855,000	3,308,174

		292,307,830
Georgia 1.7%

Atlanta Airport Passenger Facility Charge Revenue,
General, sub. lien, Refunding, Series A, 5.00%, 1/01/27 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	7,000,000	8,076,810
General, sub. lien, Refunding, Series A, 5.00%, 1/01/28 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,100,000	5,869,947
Atlanta Water and Wastewater Revenue,
Refunding, 5.00%, 11/01/26 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,165,000	6,252,801
Refunding, Series C, 5.00%, 11/01/33 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	6,750,000	8,632,238
Refunding, Series C, 5.00%, 11/01/34 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,000,000	3,830,250
Fulton County Development Authority Revenue,
Spelman College, Refunding, 5.00%, 6/01/28. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,785,000	4,534,127
Spelman College, Refunding, 5.00%, 6/01/29. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4,385,000	5,238,058
Spelman College, Refunding, 5.00%, 6/01/30. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4,805,000	5,718,190
franklintempleton.com	Annual Report	45

FRANKL IN TAX-FREE TRUST

STATEMEN T OF INVEST MENT S

Franklin Federal Intermediate-Term Tax-Free Income Fund (continued)

	Principal
	Amount	Value

Municipal Bonds (continued)
Georgia (continued)
Gainesville and Hall County Hospital Authority Revenue,
Anticipation Certificates, Northeast Georgia Health System Inc. Project, Refunding, Series A, 5.00%,
2/15/27 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$ 1,750,000	$2,171,470
Anticipation Certificates, Northeast Georgia Health System Inc. Project, Refunding, Series A, 5.00%,
2/15/28 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,100,000	2,593,878
Anticipation Certificates, Northeast Georgia Health System Inc. Project, Refunding, Series A, 5.00%,
2/15/29 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,000,000	2,464,180
Anticipation Certificates, Northeast Georgia Health System Inc. Project, Refunding, Series A, 5.00%,
2/15/30 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,000,000	1,227,390
Georgia Municipal Electric Authority Revenue,
Plant Vogle Units 3 and 4 Project M Bonds, Series A, 5.00%, 1/01/31 . . . . . . . . . . . . . . . . . . . . . . . .	600,000	757,476
Plant Vogle Units 3 and 4 Project M Bonds, Series A, 5.00%, 1/01/32 . . . . . . . . . . . . . . . . . . . . . . . .	500,000	629,935
Plant Vogtle Units 3 and 4 Project M, Series A, 5.00%, 1/01/29 . . . . . . . . . . . . . . . . . . . . . . . . . . . .	500,000	636,560
Plant Vogtle Units 3 and 4 Project M, Series A, 5.00%, 1/01/30 . . . . . . . . . . . . . . . . . . . . . . . . . . . .	500,000	633,850
Plant Vogtle Units 3 and 4 Project M, Series A, 5.00%, 1/01/33 . . . . . . . . . . . . . . . . . . . . . . . . . . . .	500,000	628,570
Plant Vogtle Units 3 and 4 Project M, Series A, 5.00%, 1/01/34 . . . . . . . . . . . . . . . . . . . . . . . . . . . .	500,000	627,315
Plant Vogtle Units 3 and 4 Project P, Series B, 5.00%, 1/01/29 . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	500,000	632,090
Plant Vogtle Units 3 and 4 Project P, Series B, 5.00%, 1/01/30 . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	480,000	604,224
Plant Vogtle Units 3 and 4 Project P, Series B, 5.00%, 1/01/31 . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	700,000	876,295
Plant Vogtle Units 3 and 4 Project P, Series B, 5.00%, 1/01/33 . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,045,000	1,302,676
Plant Vogtle Units 3 and 4 Project P, Series B, 5.00%, 1/01/34 . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	700,000	870,870
Municipal Electric Authority Revenue, Plant Vogtle Units 3 and 4 Project P, Series B, 5.00%, 1/01/32 . . . . .	750,000	936,960

		65,746,160
Hawaii 0.8%

Hawaii State GO, Series EO, 5.00%, 8/01/28 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	25,000,000	29,503,750
Illinois 1.4%

Chicago O'Hare International Airport Revenue, General Airport, third lien, Series C, Assured Guaranty,
5.25%, 1/01/22 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,215,000	5,232,992
Chicago Transit Authority Capital Grant Receipts Revenue, Federal Transit Administration Section 5307,
Refunding, AGMC Insured, 5.25%, 6/01/25. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	6,125,000	6,457,404
Cook County GO, Refunding, Series A, MAC Insured, 5.25%, 11/15/22 . . . . . . . . . . . . . . . . . . . . . . . . . .	12,395,000	13,324,377
Illinois State Finance Authority Revenue, Northwestern University, 5.00%, 12/01/28 . . . . . . . . . . . . . . . . .	1,675,000	2,222,189
Illinois State GO,
MAC Insured, 5.00%, 2/01/26. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,650,000	6,453,486
Series A, AGMC Insured, 5.00%, 4/01/25 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	18,000,000	20,087,640
Metropolitan Pier and Exposition Authority Revenue, McCormick Place Expansion Project, Series B,
Pre-Refunded, 5.00%, 6/15/23 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	600,000	655,752

		54,433,840
Indiana 0.3%

Indiana Finance Authority Revenue, State Revolving Fund Program, Green Bonds, Series A, 5.00%,
2/01/35. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	9,795,000	12,679,138
Iowa 0.7%

Iowa State Finance Authority Revenue,
Green Bond, Series A, 5.00%, 8/01/32 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,370,000	7,409,043
Green Bond, Series A, 5.00%, 8/01/33 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,750,000	5,160,525
Green Bond, Series A, 5.00%, 8/01/34 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4,000,000	5,492,320

46	Annual Report	franklintempleton.com

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Franklin Federal Intermediate-Term Tax-Free Income Fund (continued)

	Principal
	Amount	Value

Municipal Bonds (continued)
Iowa (continued)
Iowa State Finance Authority Revenue, (continued)
Green Bond, Series A, 5.00%, 8/01/35 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$ 6,000,000	$8,205,600

		26,267,488
Kansas 0.2%

Kansas State Department of Transportation Highway Revenue, Refunding, Series A, 5.00%, 9/01/28. . . . .	8,000,000	9,478,320
Kentucky 1.2%

Kentucky Asset/Liability Commission Agency Fund Revenue, Project Notes, Federal Highway Trust, First
Series A, 5.00%, 9/01/20 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	6,000,000	6,120,780
Kentucky Economic Development Finance Authority Revenue, CommonSpirit Health, Refunding, Series
A-2, 5.00%, 8/01/30 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,000,000	2,584,980
Kentucky State Municipal Power Agency Power System Revenue,
Prairie State Project, Refunding, Series A, 5.00%, 9/01/31 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,500,000	1,873,920
Prairie State Project, Refunding, Series A, 5.00%, 9/01/32 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,600,000	1,992,000
Prairie State Project, Refunding, Series A, 5.00%, 9/01/33 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,000,000	1,240,580
Kentucky State Property and Buildings Commission Revenue, Project No. 119, BAM Insured, 5.00%,
5/01/32. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,000,000	2,543,380
Kentucky State Turnpike Authority Economic Development Road Revenue,
Revitalization Projects, Refunding, Series B, 5.00%, 7/01/26 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,570,000	3,184,898
Revitalization Projects, Refunding, Series B, 5.00%, 7/01/28 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,000,000	3,780,930
Louisville and Jefferson County Metropolitan Sewer District Revenue, Sewer and Drainage System,
Refunding, Series A, 5.00%, 5/15/24 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	7,000,000	7,493,010
Paducah Electric Plant Board Revenue,
Refunding, Series A, AGMC Insured, 5.00%, 10/01/29 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,500,000	6,832,430
Refunding, Series A, AGMC Insured, 5.00%, 10/01/31 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,500,000	6,790,080

		44,436,988
Louisiana 1.5%

East Baton Rouge Sewerage Commission Revenue,
Refunding, Series A, 5.00%, 2/01/32. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,000,000	2,763,700
Refunding, Series A, 4.00%, 2/01/35. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,310,000	1,569,786
Refunding, Series A, 4.00%, 2/01/36. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,000,000	2,391,060
Jefferson Sales Tax District Special Sales Tax Revenue, Parish of Jefferson, Series B, Assured Guaranty,
4.00%, 12/01/36 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	7,000,000	8,448,580
Lafayette Communications System Revenue,
Refunding, AGMC Insured, 5.00%, 11/01/25 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,400,000	2,921,280
Refunding, AGMC Insured, 5.00%, 11/01/27 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,500,000	4,250,085
Refunding, AGMC Insured, 5.00%, 11/01/29 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4,685,000	5,674,004
Louisiana Public Facilities Authority Revenue,
Ochsner Clinic Foundation Project, Pre-Refunded, 5.00%, 5/15/29 . . . . . . . . . . . . . . . . . . . . . . . . . .	10,000	12,372
Ochsner Clinic Foundation Project, Pre-Refunded, 5.00%, 5/15/30 . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000	6,186
Ochsner Clinic Foundation Project, Pre-Refunded, 5.00%, 5/15/32 . . . . . . . . . . . . . . . . . . . . . . . . . .	15,000	18,557
Ochsner Clinic Foundation Project, Refunding, 5.00%, 5/15/28 . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,000,000	1,255,590
Ochsner Clinic Foundation Project, Refunding, 5.00%, 5/15/29 . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,000,000	2,504,020
Ochsner Clinic Foundation Project, Refunding, 5.00%, 5/15/29 . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,240,000	1,513,308
Ochsner Clinic Foundation Project, Refunding, 5.00%, 5/15/30 . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,250,000	2,806,020
Ochsner Clinic Foundation Project, Refunding, 5.00%, 5/15/30 . . . . . . . . . . . . . . . . . . . . . . . . . . . .	995,000	1,211,472
Ochsner Clinic Foundation Project, Refunding, 5.00%, 5/15/31 . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,745,000	2,169,401
franklintempleton.com	Annual Report	47

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STATEMEN T OF INVEST MENT S

Franklin Federal Intermediate-Term Tax-Free Income Fund (continued)

	Principal
	Amount	Value

Municipal Bonds (continued)
Louisiana (continued)
Louisiana Public Facilities Authority Revenue, (continued)
Ochsner Clinic Foundation Project, Refunding, 5.00%, 5/15/32 . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$ 1,750,000	$2,172,153
Ochsner Clinic Foundation Project, Refunding, 5.00%, 5/15/32 . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,485,000	1,800,592
Ochsner Clinic Foundation Project, Refunding, 5.00%, 5/15/33 . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,000,000	2,477,660
Louisiana State GO, Refunding, Series C, 5.00%, 8/01/25 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	10,000,000	11,785,000

		57,750,826
Maryland 2.8%

Anne Arundel County GO, Consolidated General Improvements, Refunding, 5.00%, 4/01/29 . . . . . . . . . . .	7,495,000	9,049,463
Baltimore Revenue,
Mayor and City Council of Baltimore, Wastewater Projects, Refunding, Series C, 5.00%, 7/01/30. . . . .	6,450,000	8,119,776
Mayor and City Council of Baltimore, Wastewater Projects, Refunding, Series C, 5.00%, 7/01/32. . . . .	5,905,000	7,379,538
Mayor and City Council of Baltimore, Wastewater Projects, Refunding, Series D, 5.00%, 7/01/28 . . . . .	2,790,000	3,332,348
Mayor and City Council of Baltimore, Wastewater Projects, Refunding, Series D, 5.00%, 7/01/29 . . . . .	5,835,000	6,963,489
Mayor and City Council of Baltimore, Wastewater Projects, Subordinate, Series A, 5.00%, 7/01/29 . . .	1,000,000	1,258,280
Mayor and City Council of Baltimore, Wastewater Projects, Subordinate, Series A, 5.00%, 7/01/30 . . .	2,940,000	3,685,702
Mayor and City Council of Baltimore, Wastewater Projects, Subordinate, Series A, 5.00%, 7/01/31 . . .	2,085,000	2,606,667
Mayor and City Council of Baltimore, Wastewater Projects, Subordinate, Series A, 5.00%, 7/01/32 . . .	3,240,000	4,044,233
Mayor and City Council of Baltimore, Water Projects, Subordinate, Series A, 5.00%, 7/01/29 . . . . . . .	1,320,000	1,655,003
Mayor and City Council of Baltimore, Water Projects, Subordinate, Series A, 5.00%, 7/01/30 . . . . . . .	1,785,000	2,225,788
Mayor and City Council of Baltimore, Water Projects, Subordinate, Series A, 5.00%, 7/01/31 . . . . . . .	3,765,000	4,673,532
Mayor and City Council of Baltimore, Water Projects, Subordinate, Series A, 5.00%, 7/01/32 . . . . . . .	4,000,000	4,957,360
Maryland State Community Development Administration Department of Housing and CDR, Residential,
Series B, 3.00%, 9/01/34 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	5,420,150
Maryland State Health and Higher Educational Facilities Authority Revenue,
University of Maryland Medical System Issue, Refunding, Series B, 5.00%, 7/01/30 . . . . . . . . . . . . . .	8,520,000	10,649,318
University of Maryland Medical System Issue, Refunding, Series B, 5.00%, 7/01/31 . . . . . . . . . . . . . .	7,415,000	9,212,025
Montgomery County GO, Consolidated Public Improvement, Refunding, Series A, 5.00%, 11/01/30 . . . . . .	15,935,000	21,758,127

		106,990,799
Massachusetts 3.9%

Massachusetts State Department of Transportation Metropolitan Highway System Revenue, Senior,
Refunding, Series A, 5.00%, 1/01/35 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	7,000,000	9,112,040
Massachusetts State GO,
Refunding, Series A, 5.00%, 7/01/28. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	7,500,000	9,127,200
Refunding, Series A, 5.00%, 7/01/29. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	6,000,000	7,302,180
Massachusetts State Port Authority Revenue,
Refunding, Series C, 5.00%, 7/01/32. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4,220,000	5,517,312
Series C, 5.00%, 7/01/33 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4,430,000	5,778,138
Series C, 5.00%, 7/01/34 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	9,280,000	12,079,312
Massachusetts State School Building Authority Dedicated Sales Tax Revenue,
Senior, Refunding, Series A, 5.00%, 8/15/25 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	10,975,000	12,111,022
Senior, Refunding, Series A, 5.00%, 8/15/26 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	7,000,000	7,721,000
Senior, Refunding, Series B, 5.00%, 8/15/27 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	6,000,000	6,610,260

48	Annual Report	franklintempleton.com

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Franklin Federal Intermediate-Term Tax-Free Income Fund (continued)

	Principal
	Amount	Value

Municipal Bonds (continued)
Massachusetts (continued)
Massachusetts State Water Pollution Abatement Trust Revenue,
State Revolving Fund, Refunding, 5.00%, 8/01/26 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$10,650,000	$ 13,453,613
State Revolving Fund, Series 17, Sub Series 17A, 5.00%, 2/01/24 . . . . . . . . . . . . . . . . . . . . . . . . . .	9,380,000	10,525,673
State Revolving Fund, Series 17, Sub Series 17A, 5.00%, 2/01/25 . . . . . . . . . . . . . . . . . . . . . . . . . .	9,750,000	10,940,865
Massachusetts Water Resources Authority Revenue, General, Green Bonds, Refunding, Series C, 5.00%,
8/01/32. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	13,920,000	17,870,635
University of Massachusetts Building Authority Revenue,
Refunding, Senior Series 3, 5.00%, 11/01/31 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	10,035,000	12,950,970
Senior Series 3, 5.00%, 11/01/32 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	6,440,400

		147,540,620
Michigan 1.6%

Lansing Board of Water and Light Utility System Revenue, Refunding, Series A, 5.00%, 7/01/36 . . . . . . . .	4,645,000	6,052,528
Lansing School District GO,
Counties of Ingham, Eaton and Clinton, School Building and Site, Series I, 5.00%, 5/01/30. . . . . . . . .	1,860,000	2,305,991
Counties of Ingham, Eaton and Clinton, School Building and Site, Series I, 5.00%, 5/01/31. . . . . . . . .	2,010,000	2,484,943
Counties of Ingham, Eaton and Clinton, School Building and Site, Series I, 5.00%, 5/01/32. . . . . . . . .	2,310,000	2,848,807
Michigan Finance Authority Revenue,
Hospital, Trinity Health Credit Group, Refunding, Series MI, 5.00%, 12/01/34 . . . . . . . . . . . . . . . . . . .	8,200,000	10,025,484
State Revolving Fund, Clean Water, Pre-Refunded, 5.00%, 10/01/24 . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	5,537,400
State Revolving Fund, Clean Water, Subordinate, Refunding, 5.00%, 10/01/24. . . . . . . . . . . . . . . . . .	7,000,000	7,780,990
Michigan State HDA Rental Housing Revenue, Series A-1, 3.00%, 10/01/39 . . . . . . . . . . . . . . . . . . . . . .	3,500,000	3,697,820
Michigan State Hospital Finance Authority Revenue,
Ascension Health Credit Group, Series B-3, 4.00%, 11/15/31. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,100,000	6,086,952
Trinity Health Credit Group, Refunding, Series C, 5.00%, 12/01/31 . . . . . . . . . . . . . . . . . . . . . . . . . .	2,700,000	3,453,030
Trinity Health Credit Group, Refunding, Series C, 5.00%, 12/01/32 . . . . . . . . . . . . . . . . . . . . . . . . . .	1,250,000	1,595,425
Trinity Health Credit Group, Refunding, Series MI, 5.00%, 12/01/24 . . . . . . . . . . . . . . . . . . . . . . . . .	8,000,000	8,706,720

		60,576,090
Missouri 1.2%

Bi-State Development Agency Missouri-Illinois Metropolitan District Mass Transit Sales Tax Appropriation
Revenue,
combined lien, Refunding, 4.00%, 10/01/34 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4,530,000	5,548,118
combined lien, Refunding, Series A, 4.00%, 10/01/35 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	6,800,000	8,275,532
Missouri State Health and Educational Facilities Authority Health Facilities Revenue, Mercy Health,
Refunding, Series A, 5.00%, 6/01/31 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	12,500,000	16,330,750
Missouri State Joint Municipal Electric Utility Commission Power Project Revenue,
Plum Point Project, Refunding, Series A, 5.00%, 1/01/27 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,250,000	3,844,165
Plum Point Project, Refunding, Series A, 5.00%, 1/01/28 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4,500,000	5,316,930
Plum Point Project, Refunding, Series A, 5.00%, 1/01/29 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4,045,000	4,774,475

		44,089,970
Nevada 0.2%

Washoe County School District GO, Refunding, Series A, 5.00%, 6/01/25 . . . . . . . . . . . . . . . . . . . . . . . .	6,130,000	6,693,040
New Hampshire 0.2%

Manchester GARB, Series A, AGMC Insured, 5.00%, 1/01/25 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	7,930,000	8,500,167

franklintempleton.com	Annual Report	49

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STATEMEN T OF INVEST MENT S

Franklin Federal Intermediate-Term Tax-Free Income Fund (continued)

	Principal
	Amount	Value

Municipal Bonds (continued)
New Jersey 4.5%
Hudson County Improvement Authority Facility Lease Revenue,
Hudson County Lease Project, Refunding, AGMC Insured, 5.375%, 10/01/22 . . . . . . . . . . . . . . . . . .	$ 5,220,000	$5,816,750
Hudson County Lease Project, Refunding, AGMC Insured, 5.375%, 10/01/23 . . . . . . . . . . . . . . . . . .	5,375,000	6,223,766
Hudson County Lease Project, Refunding, AGMC Insured, 5.375%, 10/01/24 . . . . . . . . . . . . . . . . . .	2,050,000	2,462,296
New Jersey EDA Revenue,
School Facilities Construction, Refunding, Series EE, 5.25%, 9/01/24 . . . . . . . . . . . . . . . . . . . . . . . .	12,210,000	12,708,534
School Facilities Construction, Series AAA, 5.00%, 6/15/34 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	6,003,800
New Jersey Health Care Facilities Financing Authority Revenue,
Barnabas Health Issue, Series A, ETM, 5.00%, 7/01/20 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	10,000,000	10,136,400
Barnabas Health Issue, Series A, ETM, 5.00%, 7/01/21 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	20,535,000	21,666,068
Inspira Health Obligated Group Issue, Series A, 5.00%, 7/01/30. . . . . . . . . . . . . . . . . . . . . . . . . . . .	900,000	1,125,639
Inspira Health Obligated Group Issue, Series A, 5.00%, 7/01/31. . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,080,000	1,346,836
New Jersey State Educational Facilities Authority Revenue,
a Green Bond, Series A, 5.00%, 7/01/34 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	545,000	731,483
a Green Bond, Series A, 5.00%, 7/01/35 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	565,000	755,377
Higher Education Capital Improvement Fund Issue, Series B, 5.00%, 9/01/36 . . . . . . . . . . . . . . . . . .	5,000,000	5,935,950
a Stevens Institute of Technology Issuer, Green Bonds, Series A, 5.00%, 7/01/32 . . . . . . . . . . . . . . . . .	420,000	566,912
a Stevens Institute of Technology Issuer, Green Bonds, Series A, 5.00%, 7/01/33 . . . . . . . . . . . . . . . . .	680,000	915,484
New Jersey State Transportation Trust Fund Authority Revenue,
Transportation Program, Series AA, AGMC Insured, 5.00%, 6/15/26. . . . . . . . . . . . . . . . . . . . . . . . .	26,650,000	29,033,576
Transportation System, Refunding, Series A, 5.50%, 12/15/22 . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	25,000,000	27,970,250
Transportation System, Refunding, Series A, Assured Guaranty, 5.50%, 12/15/22 . . . . . . . . . . . . . . .	11,465,000	12,877,603
Rutgers State University GO,
Series J, Pre-Refunded, 5.00%, 5/01/26 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	5,664,250
Series J, Pre-Refunded, 5.00%, 5/01/27 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	10,830,000	12,268,765
Series L, Pre-Refunded, 5.00%, 5/01/27 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,270,000	5,970,119

		170,179,858
New York 9.6%

Erie County IDA School Facility Revenue,
City School District of the City of Buffalo Project, Refunding, Series A, 5.00%, 5/01/23. . . . . . . . . . . .	6,235,000	6,799,330
City School District of the City of Buffalo Project, Refunding, Series A, 5.00%, 5/01/24. . . . . . . . . . . .	8,000,000	8,713,200
Long Island Power Authority Electric System Revenue, General, Refunding, Series B, 5.00%, 9/01/26 . . . .	5,000,000	5,533,900
MTA Revenue,
Transportation, Refunding, Series F, 5.00%, 11/15/26 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	25,000,000	27,752,500
Transportation, Series A, AGMC Insured, 5.50%, 11/15/20 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4,365,000	4,509,743
Transportation, Series A, Pre-Refunded, 5.00%, 11/15/27 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,500,000	3,980,165
Nassau County Local Economic Assistance and FICO Revenue, Catholic Health Services of Long Island
Obligated Group Project, Refunding, 5.00%, 7/01/21 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	9,000,000	9,479,790
New York City GO,
Fiscal 2013, Refunding, Series D, 5.00%, 8/01/27. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	10,000,000	11,203,000
Fiscal 2013, Series I, 5.00%, 8/01/24 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	10,200,000	11,645,646
Fiscal 2014, Refunding, Series G, 5.00%, 8/01/22 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	8,000,000	8,804,960
Fiscal 2014, Refunding, Series G, 5.00%, 8/01/23 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	6,860,000	7,832,268
Fiscal 2015, Refunding, Series C, 5.00%, 8/01/25 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,000,000	2,401,940
Fiscal 2015, Refunding, Series C, 5.00%, 8/01/26 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	10,000,000	12,006,900
Fiscal 2015, Refunding, Series C, 5.00%, 8/01/27 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	7,500,000	8,981,100

50	Annual Report	franklintempleton.com

FRANKL IN TAX-FREE TRUS T

S TAT EMEN T OF INVEST MENT S

Franklin Federal Intermediate-Term Tax-Free Income Fund (continued)

	Principal
	Amount	Value

Municipal Bonds (continued)
New York (continued)
New York City GO, (continued)
Fiscal 2017, Subseries A-1, 5.00%, 8/01/29 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$10,000,000	$ 12,539,500
Fiscal 2019, Refunding, Series E, 5.00%, 8/01/32. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,000,000	2,643,460
Fiscal 2019, Refunding, Series E, 5.00%, 8/01/34. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,500,000	4,592,805
Refunding, Series C-1, 5.00%, 8/01/34 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	12,000,000	16,336,560
New York City Transitional Finance Authority Revenue,
Future Tax Secured, Subordinate, Fiscal 2003, Refunding, Subseries A-1, 5.00%, 11/01/23 . . . . . . . .	11,500,000	12,305,460
Future Tax Secured, Subordinate, Fiscal 2011, Series C, 5.00%, 11/01/23 . . . . . . . . . . . . . . . . . . . .	12,805,000	13,165,717
Future Tax Secured, Subordinate, Fiscal 2012, Series C, 5.00%, 11/01/24 . . . . . . . . . . . . . . . . . . . .	7,620,000	8,152,409
Future Tax Secured, Subordinate, Fiscal 2014, Series D, Subseries D-1, 5.00%, 2/01/27 . . . . . . . . . .	8,740,000	10,153,433
Future Tax Secured, Subordinate, Fiscal 2014, Series D, Subseries D-1, 5.00%, 2/01/28 . . . . . . . . . .	5,000,000	5,806,500
New York State Dormitory Authority Revenues,
Non-State Supported Debt, North Shore-Long Island Jewish Obligated Group, Refunding, Series A,
5.00%, 5/01/29 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	10,000,000	11,981,100
Non-State Supported Debt, School Districts, Financing Program, Series A, Assured Guaranty, 5.00%,
10/01/24 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	350,000	351,057
State Supported Debt, City University System, Consolidated Fifth General Resolution, Series A, NATL
Insured, 5.50%, 7/01/23 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	7,915,000	9,147,999
Third General Resolution, State University Educational Facilities Issue, Refunding, Series A, 5.00%,
5/15/24 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	7,000,000	7,648,060
New York State Dormitory Authority Sales Tax Revenue, Refunding, Series E, 5.00%, 3/15/32. . . . . . . . . .	10,000,000	13,194,200
New York State Dormitory Authority State Personal Income Tax Revenue,
General Purpose, Refunding, Series A, 5.00%, 12/15/27 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	10,000,000	11,165,500
General Purpose, Refunding, Series A, 5.00%, 3/15/28 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	7,185,000	8,644,633
General Purpose, Refunding, Series D, 4.00%, 2/15/36 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	10,900,000	13,404,820
General Purpose, Refunding, Series E, 5.00%, 2/15/30 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	5,980,200
Refunding, Series A, 5.00%, 3/15/32. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	9,995,000	13,111,541
Series A, Pre-Refunded, 5.00%, 3/15/32 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000	6,670
New York State Local Government Assistance Corp. Revenue, sub. lien, Refunding, Series B, 5.00%,
4/01/21. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	12,000,000	12,040,320
New York State Thruway Authority General Revenue, Series I, Assured Guaranty, Pre-Refunded, 5.00%,
1/01/26. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	10,000,000	10,789,000
New York State Urban Development Corp. Revenue, State Personal Income Tax, General Purpose, Series
D, 5.00%, 3/15/24 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	10,000,000	11,256,000
Port Authority of New York and New Jersey Revenue,
Consolidated, Refunding, Two Hundred Fourteenth Series, 5.00%, 9/01/34 . . . . . . . . . . . . . . . . . . . .	2,500,000	3,286,350
Consolidated, Refunding, Two Hundred Fourteenth Series, 5.00%, 9/01/35 . . . . . . . . . . . . . . . . . . . .	3,075,000	4,033,508
Consolidated, Two Hundred Seventeenth Series, 5.00%, 11/01/39 . . . . . . . . . . . . . . . . . . . . . . . . . .	3,000,000	3,902,280
Suffolk County EDC Revenue, Catholic Health Services of Long Island Obligated Group Project,
Refunding, 5.00%, 7/01/22 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	10,000,000	10,531,800

		365,815,324
North Carolina 0.7%

Buncombe County Limited Obligation Revenue, Series A, 5.00%, 6/01/28 . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	5,846,650
Charlotte Water and Sewer System Revenue, Refunding, 5.00%, 7/01/27 . . . . . . . . . . . . . . . . . . . . . . . .	10,000,000	12,228,700
North Carolina Eastern Municipal Power Agency Power System Revenue, Series A, ETM, 5.00%, 1/01/21 .	10,000,000	10,344,000

		28,419,350

franklintempleton.com	Annual Report	51

FRANKL IN TAX-FREE TRUST

STATEMEN T OF INVEST MENT S

Franklin Federal Intermediate-Term Tax-Free Income Fund (continued)

	Principal
	Amount	Value

Municipal Bonds (continued)
Ohio 7.6%
Akron Income Tax Revenue,
Community Learning Centers, Refunding, Series A, 5.00%, 12/01/24 . . . . . . . . . . . . . . . . . . . . . . . .	$ 5,265,000	$5,751,065
Community Learning Centers, Refunding, Series A, 5.00%, 12/01/25 . . . . . . . . . . . . . . . . . . . . . . . .	6,645,000	7,256,872
Community Learning Centers, Refunding, Series A, 5.00%, 12/01/26 . . . . . . . . . . . . . . . . . . . . . . . .	8,240,000	8,994,866
American Municipal Power Inc. Revenue, Prairie State Energy Campus Project, Refunding, Series B,
5.00%, 2/15/35 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	31,270,000	40,899,596
Cincinnati GO,
Various Purpose, Improvement, Series A, Pre-Refunded, 5.00%, 12/01/24 . . . . . . . . . . . . . . . . . . . .	1,270,000	1,390,485
Various Purpose, Improvement, Series A, Pre-Refunded, 5.00%, 12/01/25 . . . . . . . . . . . . . . . . . . . .	2,000,000	2,189,740
Various Purpose, Improvement, Series A, Pre-Refunded, 5.00%, 12/01/27 . . . . . . . . . . . . . . . . . . . .	2,000,000	2,189,740
Various Purpose, Improvement, Series A, Pre-Refunded, 5.00%, 12/01/28 . . . . . . . . . . . . . . . . . . . .	2,350,000	2,572,945
Cleveland Airport System Revenue,
Series A, AGMC Insured, Pre-Refunded, 5.00%, 1/01/26. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	5,386,900
Series A. AGMC Insured, Pre-Refunded, 5.00%, 1/01/25. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	5,386,900
Cleveland Water Revenue,
second lien, Series A, Pre-Refunded, 5.00%, 1/01/25 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,500,000	2,693,450
second lien, Series A, Pre-Refunded, 5.00%, 1/01/26 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,000,000	2,154,760
Cuyahoga County EDR,
Recovery Zone Facility, Medical Mart/Convention Center Project, Series F, 5.00%, 12/01/20 . . . . . . . .	7,000,000	7,217,700
Recovery Zone Facility, Medical Mart/Convention Center Project, Series F, 5.00%, 12/01/21 . . . . . . . .	7,300,000	7,528,125
Hamilton County Sewer System Revenue,
The Metropolitan Sewer District of Greater Cincinnati, Improvement and Refunding, Series A, 5.00%,
12/01/24 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,500,000	2,879,350
The Metropolitan Sewer District of Greater Cincinnati, Improvement and Refunding, Series A, 5.00%,
12/01/25 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,400,000	2,762,256
The Metropolitan Sewer District of Greater Cincinnati, Improvement and Refunding, Series A, 5.00%,
12/01/26 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4,000,000	4,603,760
The Metropolitan Sewer District of Greater Cincinnati, Improvement and Refunding, Series A, 5.00%,
12/01/27 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	5,746,700
The Metropolitan Sewer District of Greater Cincinnati, Improvement and Refunding, Series A, 5.00%,
12/01/28 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,000,000	3,448,020
Kent State University Revenues,
General Receipts, Series A, Pre-Refunded, 5.00%, 5/01/23 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,200,000	1,308,300
General Receipts, Series A, Pre-Refunded, 5.00%, 5/01/24 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,500,000	1,635,375
General Receipts, Series A, Pre-Refunded, 5.00%, 5/01/25 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,500,000	1,635,375
General Receipts, Series A, Pre-Refunded, 5.00%, 5/01/26 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,600,000	1,744,400
Northeast Regional Sewer District Revenue, Wastewater Improvement, Refunding, 4.00%, 11/15/36 . . . . .	4,250,000	5,190,100
Ohio State Building Authority Revenue, State Facilities, Administrative Building Fund Projects, Refunding,
Series C, 5.00%, 10/01/22 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,780,000	5,918,951
Ohio State GO,
Higher Education, Series A, Pre-Refunded, 5.00%, 2/01/24 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	8,585,000	9,099,928
Higher Education, Series A, Pre-Refunded, 5.00%, 2/01/25 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	7,000,000	7,419,860
Highway Capital Improvements, Full Faith and Credit, Highway User Receipts, Series R, Pre-
Refunded, 5.00%, 5/01/26 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	11,000,000	12,916,530
Highway Capital Improvements, Full Faith and Credit, Highway User Receipts, Series R, Pre-
Refunded, 5.00%, 5/01/27 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	5,871,150
Highway Capital Improvements, Full Faith and Credit, Highway User Receipts, Series R, Pre-
Refunded, 5.00%, 5/01/28 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	9,100,000	10,685,493

52	Annual Report	franklintempleton.com

FRANKL IN TAX-FREE TRUS T

S TAT EMEN T OF INVEST MENT S

Franklin Federal Intermediate-Term Tax-Free Income Fund (continued)

	Principal
	Amount	Value

Municipal Bonds (continued)
Ohio (continued)
Ohio State Turnpike Commission Revenue, Turnpike, Refunding, Series A, NATL Insured, 5.50%, 2/15/24 .	$10,000,000	$ 11,354,700
Ohio State Water Development Authority PCR,
Loan Fund, Reunding, Series B, 3.00%, 12/01/33 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4,000,000	4,501,720
Loan Fund, Reunding, Series B, 3.00%, 12/01/34 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	6,470,000	7,266,198
Ohio State Water Development Authority Revenue,
Fresh Water, 5.00%, 12/01/35 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,000,000	4,026,420
Fresh Water, 5.00%, 12/01/36 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,650,000	7,564,898
Ohio State Water Development Authority Water PCR,
Loan Fund, Series A, 5.00%, 12/01/31 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	10,000,000	12,736,000
Refunding, Series B, 5.00%, 12/01/36 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	10,000,000	13,389,200
Toledo City School District GO,
School Facilities Improvement, Refunding, Series B, 5.00%, 12/01/24 . . . . . . . . . . . . . . . . . . . . . . . .	2,920,000	3,246,310
School Facilities Improvement, Refunding, Series B, 5.00%, 12/01/25 . . . . . . . . . . . . . . . . . . . . . . . .	4,125,000	4,580,029
School Facilities Improvement, Refunding, Series B, 5.00%, 12/01/26 . . . . . . . . . . . . . . . . . . . . . . . .	4,340,000	4,810,022
School Facilities Improvement, Refunding, Series B, 5.00%, 12/01/27 . . . . . . . . . . . . . . . . . . . . . . . .	4,565,000	5,056,742
Toledo Water System Revenue,
Improvement and Refunding, 5.00%, 11/15/25 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4,000,000	4,505,200
Improvement and Refunding, 5.00%, 11/15/26 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	6,140,000	6,909,281
Improvement and Refunding, 5.00%, 11/15/27 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	6,450,000	7,251,606
Improvement and Refunding, 5.00%, 11/15/28 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	6,570,000	7,377,650

		289,054,668
Oregon 4.3%

Clackamas County School District No. 12 North Clackamas GO, Series B, 5.00%, 6/15/32 . . . . . . . . . . . .	3,725,000	4,735,853
Oregon State Department of Transportation Highway Useer Tax Revenue, sub. lien, Refunding, Series A,
5.00%, 11/15/35 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	17,980,000	24,068,927
Oregon State Department of Transportation Highway User Tax Revenue,
senior lien, Refunding, Series A, 5.00%, 11/15/27. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,000,000	3,584,850
senior lien, Refunding, Series A, 5.00%, 11/15/28. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,500,000	4,184,950
senior lien, Series A, Pre-Refunded, 5.00%, 11/15/25 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	10,000,000	11,139,400
sub. lien, Refunding, Series A, 5.00%, 11/15/36 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	15,805,000	21,089,718
Subordinate, Refunding, Series A, 4.00%, 11/15/42 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	18,130,000	21,685,474
Portland Water System Revenue, second lien, Refunding, Series A, 5.00%, 10/01/25 . . . . . . . . . . . . . . . .	5,000,000	5,638,700
Salem Hospital Facility Authority Revenue,
Multi Model, Salem Health Projects, Refunding, Series A, 5.00%, 5/15/33 . . . . . . . . . . . . . . . . . . . . .	9,440,000	12,232,258
Multi Model, Salem Health Projects, Refunding, Series A, 5.00%, 5/15/35 . . . . . . . . . . . . . . . . . . . . .	9,010,000	11,628,576
Salem Health Projects, Multi Model, Refunding, Series A, 5.00%, 5/15/34 . . . . . . . . . . . . . . . . . . . . .	3,780,000	4,888,031
Washington Counties School District No. 48J Beaverton GO,
5.00%, 6/15/27 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	5,876,650
5.00%, 6/15/28 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	5,878,600
5.00%, 6/15/29 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	7,500,000	8,815,125
Washington Multnomah and Yamhill Countys or School District No. 1J GO,
Washington, Yamhill, Multnomah Counties, 4.00%, 6/15/34 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,295,000	1,620,887
Washington, Yamhill, Multnomah Counties, 4.00%, 6/15/37 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4,370,000	5,407,656
Washington, Yamhill, Munomah Counties, 4.00%, 6/15/35 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,250,000	1,561,063
franklintempleton.com	Annual Report	53

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Franklin Federal Intermediate-Term Tax-Free Income Fund (continued)

	Principal
	Amount	Value

Municipal Bonds (continued)
Oregon (continued)
Washington Multnomah and Yamhill Countys or School District No.1J GO,
Washington, Yamhill, Multnomah Counties, 4.00%, 6/15/36 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$ 2,605,000	$3,233,430
Washington, Yamhill, Multnomah Counties, 4.00%, 6/15/38 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4,575,000	5,635,348

		162,905,496
Pennsylvania 2.5%

Allegheny County Hospital Development Authority Revenue,
University of Pittsburgh Medical Center, Refunding, Series A, 5.00%, 7/15/34 . . . . . . . . . . . . . . . . . .	5,000,000	6,518,700
University of Pittsburgh Medical Center, Series A, 5.00%, 5/15/20 . . . . . . . . . . . . . . . . . . . . . . . . . .	7,500,000	7,562,400
Commonwealth Financing Authority Revenue,
Series C-1, AGMC Insured, 5.00%, 6/01/22 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4,130,000	4,171,300
Series C-1, AGMC Insured, 5.00%, 6/01/23 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4,345,000	4,388,450
Lancaster County Solid Waste Management Authority Solid Waste Disposal System Revenue,
Series A, 5.25%, 12/15/25 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,345,000	6,225,161
Series A, 5.25%, 12/15/26 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,835,000	6,793,807
Pennsylvania State GO, Second Series, 5.00%, 10/15/26 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	13,375,000	15,351,959
Pennsylvania State Higher Educational Facilities Authority Revenue, University of Pennsylvania Health
System, Series A, 4.00%, 8/15/34 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,895,000	6,915,601
Pennsylvania State Turnpike Commission Turnpike Revenue,
Series E, Pre-Refunded, 5.00%, 12/01/24 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	5,365,700
Series E, Pre-Refunded, 5.00%, 12/01/25 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	10,000,000	10,731,400
Pennsylvania State University Revenue, Series A, 5.00%, 9/01/30 . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4,000,000	5,139,520
Philadelphia Gas Works Revenue,
1998 General Ordinance, Refunding, Fifteenth Series, 5.00%, 8/01/30 . . . . . . . . . . . . . . . . . . . . . . .	2,000,000	2,509,280
1998 General Ordinance, Refunding, Fifteenth Series, 5.00%, 8/01/31 . . . . . . . . . . . . . . . . . . . . . . .	4,030,000	5,035,808
Philadelphia Water and Wastewater Revenue, Refunding, Series B, 5.00%, 11/01/31 . . . . . . . . . . . . . . . .	5,750,000	7,275,705

		93,984,791
Rhode Island 0.2%

Rhode Island State and Providence Plantations GO,
Consolidated Capital Development loan, Series C, 4.00%, 1/15/35 . . . . . . . . . . . . . . . . . . . . . . . . . .	600,000	719,580
Consolidated Capital Development Loan, Series C, 5.00%, 1/15/32 . . . . . . . . . . . . . . . . . . . . . . . . .	4,500,000	5,966,010
Consolidated Capital Development Loan, Series C, 4.00%, 1/15/34 . . . . . . . . . . . . . . . . . . . . . . . . .	1,520,000	1,826,295

		8,511,885
South Carolina 1.4%

Anderson Water and Sewer System Revenue,
Refunding, AGMC Insured, 5.00%, 7/01/22 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,555,000	2,797,035
Refunding, AGMC Insured, 5.00%, 7/01/23 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,695,000	2,952,292
Refunding, AGMC Insured, 5.00%, 7/01/24 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,825,000	3,094,703
Refunding, AGMC Insured, 5.00%, 7/01/25 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,965,000	3,247,327
Berkeley County Utility Revenue,
Combined Utility System, Refunding, 5.00%, 6/01/25 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,665,000	4,156,879
Combined Utility System, Refunding, 5.00%, 6/01/26 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,700,000	1,928,157
South Carolina Jobs-EDA Hospital Revenue, Prisma Health Obligated Group, Refunding, Series A, 5.00%,
5/01/33. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	6,000,000	7,534,920

54	Annual Report	franklintempleton.com

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Franklin Federal Intermediate-Term Tax-Free Income Fund (continued)

	Principal
	Amount	Value

Municipal Bonds (continued)
South Carolina (continued)
South Carolina State Transportation Infrastructure Bank Revenue,
Series B, AGMC Insured, Pre-Refunded, 5.00%, 10/01/25 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$12,935,000	$ 14,325,254
Series B, AGMC Insured, Pre-Refunded, 5.00%, 10/01/26 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	13,440,000	14,884,531

		54,921,098
Tennessee 1.3%

Chattanooga Health Educational and Housing Facility Board Revenue,
CommonSpirit Health, Refunding, Series A-1, 5.00%, 8/01/30 . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,020,000	2,610,830
CommonSpirit Health, Refunding, Series A-1, 5.00%, 8/01/31 . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,500,000	1,929,180
CommonSpirit Health, Refunding, Series A-1, 5.00%, 8/01/33 . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,000,000	1,278,360
CommonSpirit Health, Refunding, Series A-1, 5.00%, 8/01/34 . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,000,000	1,275,770
CommonSpirit Health, Refunding, Series A-1, 5.00%, 8/01/35 . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,250,000	1,591,400
CommonSpirit Health, Refunding, Series A-1, 4.00%, 8/01/36 . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,000,000	1,178,480
CommonSpirit Health, Refunding, Series A-1, 4.00%, 8/01/37 . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,250,000	1,468,675
Memphis GO, General Improvement, Refunding, Series A, 5.00%, 4/01/22 . . . . . . . . . . . . . . . . . . . . . . .	15,805,000	17,174,029
Metropolitan Government of Nashville and Davidson County GO, Improvement, Series A, Pre-Refunded,
5.00%, 1/01/26 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	5,588,950
Metropolitan Government of Nashville and Davidson County Water and Sewer Revenue,
Refunding, 5.00%, 7/01/26. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,675,000	1,905,480
Refunding, 5.00%, 7/01/27. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,800,000	2,046,420
Tennessee State School Bond Authority Revenue, Higher Educational Facilities Second Program,
Refunding, Series B, 5.00%, 11/01/28 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	8,180,000	10,017,228

		48,064,802
Texas 11.2%

Austin Water and Wastewater System Revenue,
Travis Williamson and Hays Counties, Refunding, 5.00%, 11/15/26. . . . . . . . . . . . . . . . . . . . . . . . . .	4,835,000	5,372,217
Travis Williamson and Hays Counties, Refunding, 5.00%, 11/15/27. . . . . . . . . . . . . . . . . . . . . . . . . .	4,000,000	4,441,000
Travis Williamson and Hays Counties, Refunding, Series A, 5.00%, 11/15/28. . . . . . . . . . . . . . . . . . .	5,000,000	5,645,000
Clear Creek ISD,
GO, Refunding, Series A, 5.00%, 2/15/25 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	11,370,000	12,287,900
GO, Refunding, Series A, 5.00%, 2/15/26 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	12,060,000	13,031,071
Dallas Waterworks and Sewer System Revenue,
Denton Collin Kaufman and Rockwall Counties, Refunding, 5.00%, 10/01/30 . . . . . . . . . . . . . . . . . . .	1,500,000	1,932,540
Denton Collin Kaufman and Rockwall Counties, Refunding, 5.00%, 10/01/31 . . . . . . . . . . . . . . . . . . .	2,500,000	3,212,975
Denton Collin Kaufman and Rockwall Counties, Refunding, 5.00%, 10/01/32 . . . . . . . . . . . . . . . . . . .	1,000,000	1,282,780
Dallas/Fort Worth International Airport Revenue,
Joint Refunding, Series D, 5.25%, 11/01/27 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	5,802,800
Joint Refunding, Series D, 5.25%, 11/01/28 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,100,000	2,433,039
a EL Paso GO,
Refunding, Series A, 4.00%, 8/15/34. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,000,000	1,205,620
Refunding, Series A, 4.00%, 8/15/35. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,000,000	1,203,000
Refunding, Series A, 4.00%, 8/15/36. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,000,000	1,200,080
El Paso ISD,
GO, Refunding, PSF Guarantee, 5.00%, 8/15/27 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,460,000	6,451,481
GO, Refunding, PSF Guarantee, 5.00%, 8/15/28 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,500,000	2,948,100
franklintempleton.com	Annual Report	55

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Franklin Federal Intermediate-Term Tax-Free Income Fund (continued)

	Principal
	Amount	Value

Municipal Bonds (continued)
Texas (continued)
Fort Worth GO,
Tarrant Denton Parker and Wise Counties, General Purpose, Refunding and Improvement, 5.00%,
3/01/25 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$ 6,000,000	$6,485,400
Tarrant Denton Parker and Wise Counties, General Purpose, Refunding and Improvement, 5.00%,
3/01/26 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	6,790,000	7,335,101
Harris County MTA Revenue,
Sales and Use Tax, Contractual Obligations, 5.00%, 11/01/28 . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,000,000	2,372,200
Sales and Use Tax, Contractual Obligations, Pre-Refunded, 5.00%, 11/01/26 . . . . . . . . . . . . . . . . . .	2,000,000	2,384,560
Sales and Use Tax, Contractual Obligations, Pre-Refunded, 5.00%, 11/01/27 . . . . . . . . . . . . . . . . . .	2,000,000	2,384,560
Harris County Toll Road Revenue,
senior lien, Refunding, Series A, 5.00%, 8/15/32 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,500,000	3,199,500
senior lien, Refunding, Series A, 5.00%, 8/15/33 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,500,000	3,197,325
Houston GO,
Public Improvement, Refunding, Series A, 5.00%, 3/01/22 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,855,000	3,855,000
Public Improvement, Series A, Pre-Refunded, 5.00%, 3/01/22 . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	6,145,000	6,145,000
Houston Utility System Revenue,
Combined, first lien, Refunding, Series B, 5.00%, 11/15/34 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,250,000	4,128,865
Combined, first lien, Refunding, Series B, 5.00%, 11/15/35 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4,500,000	5,706,045
Combined, first lien, Refunding, Series C, 5.00%, 5/15/24 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	5,858,250
Combined, first lien, Refunding, Series C, 5.00%, 5/15/26 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	19,690,000	23,052,068
Lower Colorado River Authority Transmission Contract Revenue,
LCRA Transmission Services Corp. Project, Refunding, Series A, 5.00%, 5/15/24 . . . . . . . . . . . . . . .	6,000,000	6,292,920
LCRA Transmission Services Corp. Project, Refunding, Series B, 5.00%, 5/15/24. . . . . . . . . . . . . . . .	10,620,000	11,138,468
North Texas Tollway Authority Revenue,
Special Projects System, Series D, Pre-Refunded, 5.00%, 9/01/24 . . . . . . . . . . . . . . . . . . . . . . . . . .	12,000,000	12,743,520
System, first tier, Refunding, Series A, 4.00%, 1/01/33 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	5,798,350
Northwest ISD,
GO, Refunding, Series A, PSF Guarantee, 5.00%, 2/15/28 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4,815,000	5,780,889
GO, Refunding, Series A, PSF Guarantee, 5.00%, 2/15/29 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	7,015,000	8,414,072
San Angelo ISD, GO, Refunding, Series A, PSF Guarantee, 5.00%, 2/15/28 . . . . . . . . . . . . . . . . . . . . . .	5,220,000	6,045,856
San Antonio Electric and Gas Systems Revenue,
Refunding, 5.25%, 2/01/25. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	27,000,000	32,742,090
Refunding, 5.00%, 2/01/27. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	10,415,000	12,884,709
San Antonio Water System Revenue,
junior lien, Refunding, Series A, 5.00%, 5/15/24 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,500,000	1,729,110
junior lien, Refunding, Series A, 5.00%, 5/15/26 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,200,000	2,532,552
junior lien, Refunding, Series A, 5.00%, 5/15/28 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,000,000	2,297,580
junior lien, Refunding, Series A, 5.00%, 5/15/29 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,000,000	1,147,610
Texas State Water Development Board Revenue,
State Water Implementation Fund, Master Trust, Series A, 5.00%, 10/15/31 . . . . . . . . . . . . . . . . . . .	12,585,000	16,116,603
State Water Implementation Fund, Master Trust, Series A, 4.00%, 10/15/34 . . . . . . . . . . . . . . . . . . .	5,800,000	6,945,268
State Water Implementation Fund, Master Trust, Series A, 4.00%, 10/15/36 . . . . . . . . . . . . . . . . . . .	4,000,000	4,894,760
State Water Implementation Fund, Master Trust, Series B, 4.00%, 10/15/36 . . . . . . . . . . . . . . . . . . .	10,000,000	12,036,800
Texas Transportation Commission State Highway Fund Revenue,
first tier, Refunding, Series A, 5.00%, 4/01/23 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	20,000,000	22,554,800
first tier, Refunding, Series A, 5.00%, 4/01/24 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	20,000,000	23,370,000
first tier, Refunding, Series A, 5.00%, 4/01/25 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	20,000,000	23,386,800

56	Annual Report	franklintempleton.com

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Franklin Federal Intermediate-Term Tax-Free Income Fund (continued)

	Principal
	Amount	Value

Municipal Bonds (continued)
Texas (continued)
University of Houston Revenue,
Consolidated, Refunding, Series A, 3.00%, 2/15/37 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$10,885,000	$ 12,128,720
Consolidated, Series A, Pre-Refunded, 5.00%, 2/15/27 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4,745,000	4,932,285
Consolidated, Series A, Pre-Refunded, 5.00%, 2/15/27 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	255,000	264,818
Refunding, Series A, 3.00%, 2/15/36. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	10,560,000	11,796,787
University of Texas System Revenue, Board of Regents, Permanent University Fund, Series B, 5.00%,
7/01/27. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	10,000,000	11,791,200
Williamson County GO,
Refunding, 5.00%, 2/15/23. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	6,235,000	6,745,896
Refunding, 5.00%, 2/15/25. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	13,780,000	14,909,133

		425,975,073
Utah 0.5%

Utah State Board of Regents Student Loan Revenue,
Refunding, Series EE-2, 5.00%, 11/01/20 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	9,000,000	9,248,040
Refunding, Series EE-2, 5.00%, 11/01/21 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	9,000,000	9,249,300

		18,497,340
Virginia 3.8%

Norfolk Water Revenue,
Pre-Refunded, 5.00%, 11/01/24 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	6,050,000	6,602,849
Pre-Refunded, 5.00%, 11/01/25 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,910,000	6,450,056
Refunding, 5.00%, 11/01/24 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	95,000	103,641
Refunding, 5.00%, 11/01/25 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	90,000	98,146
Richmond Public Utility Revenue, Refunding, Series A, 5.00%, 1/15/32 . . . . . . . . . . . . . . . . . . . . . . . . . .	10,000,000	12,287,400
Virginia Beach Development Authority Public Facility Revenue, Refunding, Series B, 5.00%, 8/01/20 . . . . .	13,450,000	13,685,778
Virginia College Building Authority Educational Facilities Revenue,
21st Century College and Equipment Programs, Series A, Pre-Refunded, 5.00%, 2/01/25 . . . . . . . . .	13,080,000	15,224,074
21st Century College and Equipment Programs, Series D, 5.00%, 2/01/25 . . . . . . . . . . . . . . . . . . . .	7,405,000	8,890,961
Virginia Commonwealth Transportation Board of Transportation Revenue, Capital Projects, 3.00%,
5/15/36. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	9,460,000	10,442,137
Virginia State PBA Public Facilities Revenue,
Refunding, Series B, 4.00%, 8/01/29 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	12,060,000	14,315,461
Series B, Pre-Refunded, 4.00%, 8/01/29 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,075,000	1,282,884
Virginia State Public School Authority Revenue, School Financing, 1997 Resolution, Series C, 5.00%,
8/01/27. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4,460,000	5,261,239
Virginia State Public School Authority Special Obligation Prince WM Revenue, Prince William Company,
Series A, 3.00%, 10/01/37 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,405,000	6,036,899
Virginia State Resources Authority Clean Water Revenue,
Revolving Fund, Refunding, 5.00%, 10/01/28 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	11,950,000	14,669,103
Revolving Fund, Refunding, Series B, 5.00%, 10/01/26 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	26,155,000	31,118,696

		146,469,324
Washington 5.6%

Energy Northwest Electric Revenue,
Columbia Generating Station, Refunding, Series A, 5.00%, 7/01/22 . . . . . . . . . . . . . . . . . . . . . . . . .	3,250,000	3,565,023
Columbia Generating Station, Refunding, Series A, 5.00%, 7/01/23 . . . . . . . . . . . . . . . . . . . . . . . . .	3,500,000	3,981,600
Columbia Generating Station, Refunding, Series A, 5.00%, 7/01/24 . . . . . . . . . . . . . . . . . . . . . . . . .	1,250,000	1,472,725
franklintempleton.com	Annual Report	57

FRANKL IN TAX-FREE TRUST

STATEMEN T OF INVEST MENT S

Franklin Federal Intermediate-Term Tax-Free Income Fund (continued)

	Principal
	Amount	Value

Municipal Bonds (continued)
Washington (continued)
Energy Northwest Electric Revenue, (continued)
Columbia Generating Station, Refunding, Series A, 5.00%, 7/01/36 . . . . . . . . . . . . . . . . . . . . . . . . .	$ 7,000,000	$9,199,470
King County Sewer Revenue,
Refunding, Series B, 5.00%, 7/01/25 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,200,000	1,413,624
Refunding, Series B, 5.00%, 7/01/26 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,200,000	1,412,940
Refunding, Series B, 5.00%, 7/01/27 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,900,000	2,233,659
Refunding, Series B, 5.00%, 7/01/28 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,050,000	3,579,785
Refunding, Series B, 5.00%, 7/01/29 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,600,000	3,048,136
Seattle Drain and Wastewater Revenue,
Refunding, 5.00%, 5/01/24. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,230,000	6,138,346
Refunding, 5.00%, 5/01/25. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,500,000	6,454,800
Refunding, 5.00%, 5/01/26. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,995,000	3,508,702
Refunding, 5.00%, 5/01/27. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,150,000	3,686,382
Seattle Municipal Light and Power Revenue, Improvement and Refunding, Series C, 4.00%, 9/01/34 . . . . .	5,300,000	6,247,004
Washington Health Care Facilities Authority Revenue,
CommonSpirit Health, Refunding, Series A-1, 5.00%, 8/01/35 . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,370,000	1,744,174
CommonSpirit Health, Refunding, Series A-2, 5.00%, 8/01/30 . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,800,000	3,618,972
CommonSpirit Health, Refunding, Series A-2, 5.00%, 8/01/31 . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,700,000	2,186,404
CommonSpirit Health, Refunding, Series A-2, 5.00%, 8/01/32 . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,500,000	1,923,555
CommonSpirit Health, Refunding, Series A-2, 5.00%, 8/01/33 . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,395,000	1,783,312
CommonSpirit Health, Refunding, Series A-2, 5.00%, 8/01/34 . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,225,000	1,562,818
CommonSpirit Health, Refunding, Series A-2, 5.00%, 8/01/35 . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,250,000	1,591,400
CommonSpirit Health, Refunding, Series A-2, 5.00%, 8/01/36 . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,125,000	2,699,026
CommonSpirit Health, Refunding, Series A-2, 5.00%, 8/01/37 . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,000,000	2,532,820
Overlake Hospital Medical Center, Refunding, Series B, 5.00%, 7/01/30 . . . . . . . . . . . . . . . . . . . . . .	1,000,000	1,271,160
Overlake Hospital Medical Center, Refunding, Series B, 5.00%, 7/01/31 . . . . . . . . . . . . . . . . . . . . . .	1,925,000	2,432,911
Virginia Mason Medical Center, Refunding, 5.00%, 8/15/31 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,250,000	2,758,928
Virginia Mason Medical Center, Refunding, 5.00%, 8/15/32 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4,005,000	4,892,869
Washington State GO,
Motor Vehicle Fuel Tax, Refunding, Series B, 5.00%, 7/01/25. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	29,370,000	34,639,566
series D, 5.00%, 6/01/37 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,705,000	3,595,621
Series D, 5.00%, 6/01/34 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,335,000	3,134,130
Series D, 5.00%, 6/01/35 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,455,000	3,285,748
Series D, 5.00%, 6/01/36 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,575,000	3,435,102
Series D, 5.00%, 6/01/37 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,405,000	7,184,596
Series E, 5.00%, 6/01/33 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	6,670,000	8,972,084
Series E, 5.00%, 6/01/34 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4,665,000	6,261,550
Series E, 5.00%, 6/01/35 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4,900,000	6,558,111
Series E, 5.00%, 6/01/36 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,145,000	6,863,533
Series E, 5.00%, 6/01/38 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,675,000	7,522,950
Various Purpose, Series D, 5.00%, 2/01/31 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,480,000	6,909,732
Various Purpose, Series D, 5.00%, 2/01/32 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	10,000,000	12,588,900
Various Purpose, Series D, Pre-Refunded, 5.00%, 2/01/25 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	13,955,000	15,083,680

		212,975,848

58	Annual Report	franklintempleton.com

FRANKL IN TAX-FREE TRUS T

S TAT EMEN T OF INVEST MENT S

Franklin Federal Intermediate-Term Tax-Free Income Fund (continued)

	Principal
	Amount	Value

Municipal Bonds (continued)
Wisconsin 0.4%
Wisconsin State Transportation Revenue,
Refunding, Series 1, 5.00%, 7/01/24 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$ 6,560,000	$7,195,861
Refunding, Series 2, 5.00%, 7/01/31 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	6,383,100
Series 1, Pre-Refunded, 5.00%, 7/01/24 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,440,000	3,778,393

		17,357,354
Total Municipal Bonds before Short Term Investments (Cost $3,484,562,790) . . .
		3,731,369,308
Short Term Investments 1.7%

Municipal Bonds 1.7%
Alabama 0.3%
b Columbia IDB, PCR, Alabama Power Co. Project, Refunding, Series C, Daily VRDN and Put, 1.26%,
12/01/37. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,000,000	1,000,000
b Mobile IDB, PCR, Alabama Power Co. Barry Plant Project, First Series, Daily VRDN and Put, 1.26%,
6/01/34. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	200,000	200,000
b Mobile IDB Solid Waste Dispense Revenue, Alabama Power Company Barry Plant Project, Second Series,
Daily VRDN and Put, 1.25%, 6/01/34 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	11,000,000	11,000,000

		12,200,000
Arizona 0.3%

b Arizona IDA Hospital Revenue, Phoenix Children's Hospital, Refunding, Series A, LOC JPMorgan Chase
Bank, Daily VRDN and Put, 1.22%, 2/01/48 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	10,400,000	10,400,000
Florida 0.5%

b Jacksonville PCR, Florida Power and Light Co. Project, Refunding, Daily VRDN and Put, 1.21%, 5/01/29 . .	2,100,000	2,100,000 b
Martin County PCR, Florida Power and Light Co. Project, Refunding, Daily VRDN and Put, 1.22%, 7/15/22 .	11,500,000	11,500,000 b
St. Lucie County PCR, Florida Power and Light Co. Project, Refunding, Daily VRDN and Put, 1.23%,
9/01/28. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4,800,000	4,800,000

		18,400,000
Maryland 0.1%

b Maryland State Health and Higher Educational Facilities Authority Revenue, University of Maryland
Medical System Issue, Refunding, Series D, LOC Toronto Dominion Bank, Daily VRDN and Put, 1.19%,
7/01/41. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,400,000	2,400,000

New York 0.1%

bMTA Dedicated Tax Fund Revenue, Refunding, Subseries A-1, LOC Toronto Dominion Bank, Daily VRDN

and Put, 1.18%, 11/01/31 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,600,000	3,600,000

Ohio 0.1%

bOhio State Hospital Revenue, Cleveland Clinic Health System Obligated Group, Refunding, Series B, SPA

Wells Fargo Bank, Daily VRDN and Put, 1.16%, 1/01/39 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4,200,000	4,200,000

Tennessee 0.1%

bShelby County Health Educational and Housing Facility Board Revenue, Methodist Le Bonheur Healthcare, Refunding, Series A, AGMC Insured, SPA US Bank National Association, Daily VRDN and Put, 1.15%,

6/01/42. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,700,000	5,700,000

franklintempleton.com	Annual Report	59

FRANKL IN TAX-FREE TRUST

STATEMEN T OF INVEST MENT S

Franklin Federal Intermediate-Term Tax-Free Income Fund (continued)

Principal

AmountValue

Short Term Investments (continued)

Municipal Bonds (continued)

Virginia 0.2%

bAlbemarle County EDA Hospital Facilities Revenue, Sentara Martha Jefferson Hospital, Refunding, Series

B, SPA TD Bank National Association, Daily VRDN and Put, 1.15%, 10/01/48 . . . . . . . . . . . . . . . . . . . .	$6,735,000	$6,735,000
Total Short Term Investments (Cost $63,635,000) . . . . . . . . .
		63,635,000
Total Investments (Cost $3,548,197,790) 99.5%. . . . . . . . . . . .
		3,795,004,308
Other Assets, less Liabilities 0.5% . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .		19,850,001
Net Assets 100.0% . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
		$3,814,854,309

See Abbreviations on page 154.

aSecurity purchased on a when-issued basis. See Note 1(b).

bVariable rate demand notes (VRDNs) are obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. Unless otherwise noted, the coupon rate is determined based on factors including supply and demand, underlying credit, tax treatment, and current short term rates. The coupon rate shown represents the rate at period end.

60	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

F R A N K L IN TA X - FREE TRUS T

Financial Highlights

Franklin Federal Limited-Term Tax-Free Income Fund

Year Ended February 28,

2020a2019b

Class A

Per share operating performance

(for a share outstanding throughout the year)

Net asset value, beginning of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Income from investment operationsc:

Net investment incomed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net realized and unrealized gains (losses) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total from investment operations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Less distributions from:

Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net asset value, end of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total returne . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Ratios to average net assetsf

Expenses before waiver and payments by affiliates . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Expenses net of waiver and payments by affiliatesg. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Supplemental data

Net assets, end of year (000's) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Portfolio turnover rate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

$10.35$10.27

0.150.07

0.250.08

0.400.15

(0.16)(0.07)

$10.59$10.35

3.88%1.49%

0.81%0.83%

0.64%0.65%

1.42%1.23%

 $158,939               $103,864

10.10%64.94%

aFor the year ended February 29. bFor the period September 10, 2018 (effective date) to February 28, 2019. cThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund's shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

dBased on average daily shares outstanding. eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year. fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	61

FRANKL IN TAX-FREE TRUST

FINANCIA L HIGHLIGHT S

Franklin Federal Limited-Term Tax-Free Income Fund (continued)

Year Ended February 28,

2020a	2019	2018	2017	2016a

Class A1

Per share operating performance

(for a share outstanding throughout the year)

Net asset value, beginning of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Income from investment operationsb:

Net investment incomec . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net realized and unrealized gains (losses) . . . . . . . . . . . . . . . . . . . . . . . .

Total from investment operations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Less distributions from:

Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net asset value, end of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total returnd . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Ratios to average net assets

Expenses before waiver and payments by affiliates . . . . . . . . . . . . . . . . . . .

Expenses net of waiver and payments by affiliates . . . . . . . . . . . . . . . . . . . .

Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Supplemental data

Net assets, end of year (000's) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Portfolio turnover rate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

$10.36	$10.29	$10.37	$10.45	$10.47

0.16	0.14	0.09	0.09	0.10
0.25	0.08	(0.09)	(0.09)	(0.03)

0.41	0.22	—	—	0.07

(0.17)	(0.15)	(0.08)	(0.08)	(0.09)

$10.60	$10.36	$10.29	$10.37	$10.45

3.99%	2.11%	0.01%	0.04%	0.70%
0.71%	0.73%	0.71%	0.70%	0.69%
0.54%e	0.55%e	0.63%	0.63%	0.63%
1.52%	1.33%	0.84%	0.83%	0.95%
$518,898	$582,767	$687,197	$810,811	$886,784
10.10%	64.94%	40.13%	18.54%	22.58%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund's shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding. dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable. eBenefit of expense reduction rounds to less than 0.01%.

62	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKL IN TAX-FREE TRUS T

FINANCIA L HIGHLIGHT S

Franklin Federal Limited-Term Tax-Free Income Fund (continued)

Year Ended February 28,

2020a2019          2018b

Class R6

Per share operating performance

(for a share outstanding throughout the year)

Net asset value, beginning of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Income from investment operationsc:

Net investment incomed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net realized and unrealized gains (losses) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total from investment operations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Less distributions from:

Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net asset value, end of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total returne . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Ratios to average net assetsf

Expenses before waiver and payments by affiliates . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Expenses net of waiver and payments by affiliates . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Supplemental data

Net assets, end of year (000's) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Portfolio turnover rate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

$10.35	$10.28	$10.37

0.18	0.16	0.07
0.25	0.07	(0.10)

0.43	0.23	(0.03)

(0.19)	(0.16)	(0.06)

$10.59	$10.35	$10.28

4.18%	2.29%	(0.32)%
0.54%	0.55%	0.54%
0.36%g	0.36%g	0.44%
1.70%	1.52%	1.03%
$51,952	$47,182	$51,656
10.10%	64.94%	40.13%

aFor the year ended February 29. bFor the period August 1, 2017 (effective date) to February 28, 2018. cThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund's shares in relation to income earned and/or fluctuating fair value of the investments of the Fund. dBased on average daily shares outstanding. eTotal return is not annualized for periods less than one year. fRatios are annualized for periods less than one year. gBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	63

FRANKL IN TAX-FREE TRUST

FINANCIA L HIGHLIGHT S

Franklin Federal Limited-Term Tax-Free Income Fund (continued)

Year Ended February 28,

2020a	2019	2018	2017	2016a

Advisor Class

Per share operating performance

(for a share outstanding throughout the year)

Net asset value, beginning of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Income from investment operationsb:

Net investment incomec . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net realized and unrealized gains (losses) . . . . . . . . . . . . . . . . . . . . . . . .

Total from investment operations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Less distributions from:

Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net asset value, end of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total return . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Ratios to average net assets

Expenses before waiver and payments by affiliates . . . . . . . . . . . . . . . . . . .

Expenses net of waiver and payments by affiliates . . . . . . . . . . . . . . . . . . . .

Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Supplemental data

Net assets, end of year (000's) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Portfolio turnover rate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

$10.35	$10.29	$10.37	$10.44	$10.46

0.17	0.15	0.10	0.10	0.11
0.27	0.07	(0.08)	(0.07)	(0.02)

0.44	0.22	0.02	0.03	0.09

(0.19)	(0.16)	(0.10)	(0.10)	(0.11)

$10.60	$10.35	$10.29	$10.37	$10.44

4.14%	2.16%	0.16%	0.28%	0.86%
0.56%	0.58%	0.56%	0.55%	0.54%
0.39%d	0.40%d	0.48%	0.48%	0.48%
1.67%	1.48%	0.99%	0.98%	1.10%
$291,452	$274,316	$247,708	$296,298	$239,537
10.10%	64.94%	40.13%	18.54%	22.58%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund's shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dBenefit of expense reduction rounds to less than 0.01%.

64	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

F R A N K L IN TA X - FREE TRUS T

Statement of Investments, February 29, 2020

Franklin Federal Limited-Term Tax-Free Income Fund

	Shares	Value

Management Investment Companies (Cost $18,390,563) 1.9%
Financials 1.9%
a Franklin Liberty Municipal Bond ETF . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	715,000	$ 19,265,675

Principal

Amount

Municipal Bonds 78.2%

Alabama 1.0%

b Mobile IDB,
PCR, Alabama Power Co. Barry Plant Project, Mandatory Put, 2.90%, 12/12/23 . . . . . . . . . . . . . . . .	$ 7,550,000	7,984,351
PCR, Alabama Power Co. Barry Plant Project, Mandatory Put, Series A, 1.85%, 3/24/20 . . . . . . . . . .	2,250,000	2,251,148

		10,235,499
Arkansas 1.1%

Arkansas State GO, Four-Lane Highway Construction and Improvement Bonds, 3.25%, 6/15/22 . . . . . . . .	11,195,000	11,544,620
California 5.8%

b California Health Facilities Financing Authority Revenue,
Providence St. Joseph Health, Mandatory Put, Series B-3, 2.00%, 10/01/25 . . . . . . . . . . . . . . . . . . .	13,340,000	14,175,217
St. Joseph Health System, Mandatory Put, Refunding, Series D, 5.00%, 10/15/20 . . . . . . . . . . . . . . .	5,000,000	5,125,750

bCalifornia Infrastructure and Economic Development Bank Revenue, J Paul Getty Trust, Mandatory Put,

Refunding, Series A-1, 1.488%, 4/01/22 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	15,000,000	15,054,150
b California Statewide CDA, PCR, Southern California Edison Co., Mandatory Put, Refunding, Series D,
2.625%, 12/01/23 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,000,000	3,173,940
California Statewide CDA Revenue, Viamonte Senior Living1 Project, Series B, California Mortgage
Insured, 3.00%, 7/01/27 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,500,000	3,559,640
Mount San Antonio Community College District GO, Capital Appreciation, BAN, zero cpn., 4/01/22 . . . . . .	10,000,000	9,843,900
Salinas UHSD, GO, Monterey County, BAN, Capital Appreciation, zero cpn., 8/01/20 . . . . . . . . . . . . . . . .	5,000,000	4,959,950
b Western Municipal Water District Facilities Authority Adjustable Rate Water Revenue, Mandatory Put,
Refunding, Series A, 1.50%, 10/01/20 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,250,000	3,256,370

		59,148,917
Colorado 0.8%

Denver City and County School District No. 1 GO, Series B, 4.00%, 12/01/27 . . . . . . . . . . . . . . . . . . . . . .	7,480,000	8,092,313
Connecticut 1.0%

b Connecticut State Health and Educational Facilities Authority Revenue,
Yale University Issue, Mandatory Put, Refunding, Series A, 2.05%, 7/12/21 . . . . . . . . . . . . . . . . . . . .	7,500,000	7,618,200
Yale University Issue, Mandatory Put, Series X-2, 1.80%, 2/09/21 . . . . . . . . . . . . . . . . . . . . . . . . . .	3,000,000	3,025,590

		10,643,790
Florida 1.4%

Escambia County PCR, Gulf Power Co. Project, Refunding, 2.60%, 6/01/23 . . . . . . . . . . . . . . . . . . . . . .	5,000,000	5,226,800
Florida State Municipal Power Agency Revenue, All-Requirements Power Supply Project, Refunding,
Series A, 5.00%, 10/01/25 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,000,000	1,222,040
Florida State Turnpike Authority Revenue, Department of Transportation, Refunding, Series A, 2.875%,
7/01/25. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,000,000	3,139,290
Orlando-Orange County Expressway Authority Revenue, Refunding, AGMC Insured, 5.00%, 7/01/24 . . . . .	4,000,000	4,381,880

		13,970,010

franklintempleton.com	Annual Report	65

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STATEMEN T OF INVEST MENT S

Franklin Federal Limited-Term Tax-Free Income Fund (continued)

	Principal
	Amount	Value

Municipal Bonds (continued)
Georgia 2.8%
Georgia State GO, Series A, 5.00%, 2/01/23 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$12,375,000	$ 13,890,319
Metropolitan Atlanta Rapid Transit Authority Sales Tax Revenue, Refunding, Series A, 3.00%, 7/01/23 . . . .	11,000,000	11,803,990
b Monroe County Development Authority PCR, Georgia Power Co. Plant Scherer Project, Mandatory Put,
Refunding, First Series, 2.05%, 11/19/21 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,250,000	3,290,917

		28,985,226
Hawaii 1.1%

Hawaii State GO, Refunding, Series EF, 5.00%, 11/01/23. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	10,000,000	11,117,700
Illinois 0.8%

b Illinois State Finance Authority Revenue, Field Museum of Natural History, Refunding, Mandatory Put,
1.625%, 9/01/22 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	8,610,000	8,621,279
Iowa 1.0%

Des Moines Independent Community School District Revenue, Polk and Warren Counties, School
Infrastructure Sales, Services and Use Tax, AGMC Insured, 3.00%, 6/01/29 . . . . . . . . . . . . . . . . . . . . .	9,300,000	10,156,344
Kansas 0.2%

Reno County USD No. 308 GO, Hutchinson, Refunding, 5.00%, 9/01/27 . . . . . . . . . . . . . . . . . . . . . . . . .	1,575,000	2,017,433
Kentucky 2.2%

b Kentucky Public Energy Authority Gas Supply Revenue,
Mandatory Put, Series A, 4.00%, 4/01/24 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	10,000,000	11,122,900
Mandatory Put, Series B, 4.00%, 1/01/25 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	10,000,000	11,297,000

		22,419,900
Louisiana 3.0%

Louisiana State GO,
Seried A, 5.00%, 3/01/31 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	10,870,000	14,351,879
Series A, 4.00%, 5/15/31 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	15,225,000	16,683,707

		31,035,586
Maryland 5.1%

Baltimore City GO, Consolidated Public Improvement, Refunding, Series B, 5.00%, 10/15/25. . . . . . . . . . .	5,000,000	6,148,400
Maryland State GO,
State and Local Facilities Loan of 2013, Second Series A, Pre-Refunded, 5.00%, 8/01/23 . . . . . . . . .	11,355,000	12,036,073
State and Local Facilities Loan of 2017, Refunding, Second Series B, 5.00%, 8/01/26 . . . . . . . . . . . .	12,330,000	15,558,364
Washington Suburban Sanitary District GO,
Montgomery and Prince George's Counties, Consolidated Public Improvement, Pre-Refunded, 4.00%,
6/01/28 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,500,000	6,073,705
Montgomery and Prince George's Counties, Consolidated Public Improvement, Pre-Refunded, 4.00%,
6/01/30 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,500,000	6,073,705
Montgomery and Prince George's Counties, Consolidated Public Improvement, Pre-Refunded, 4.00%,
6/01/31 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,500,000	6,073,705

		51,963,952

Massachusetts 0.6%

bMassachusetts Development Finance Agency Revenue, Partners HealthCare System Issue, Mandatory

Put, Refunding, Series S-4, 5.00%, 1/25/24 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	5,784,350

66	Annual Report	franklintempleton.com

FRANKL IN TAX-FREE TRUS T

S TAT EMEN T OF INVEST MENT S

Franklin Federal Limited-Term Tax-Free Income Fund (continued)

	Principal
	Amount	Value

Municipal Bonds (continued)
Michigan 0.3%
Grand Rapids Sanitary Sewer System Revenue, Improvement and Refunding, Series A, AGMC Insured,
5.50%, 1/01/22 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$ 2,145,000	$2,277,754
Michigan State HDA Rental Housing Revenue, Series A-1, 1.50%, 10/01/22 . . . . . . . . . . . . . . . . . . . . . .	1,000,000	1,001,630

		3,279,384
Minnesota 2.1%

Brooklyn Center MF Housing Development Revenue, Sonder House Aparments Project, 1.35%, 7/01/22 . .	4,000,000	4,009,520
Farmington ISD No. 192 GO, School Building, Refunding, Series C, 5.00%, 2/01/24 . . . . . . . . . . . . . . . . .	6,065,000	7,045,832
Hennepin County Housing and Redevelopment Authority MF Housing Revenue, Holmes Greenway
Apartments Project, Series A, 1.35%, 12/01/20 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,250,000	1,251,462
b Minneapolis MFHR, Riverside Homes Project, Mandatory Put, Series A, 2.40%, 5/01/20 . . . . . . . . . . . . . .	1,250,000	1,250,788
Minnesota State Higher Education Facilities Authority Revenue,
University of St. Thomas, 5.00%, 10/01/26 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,000,000	1,245,410
University of St. Thomas, 5.00%, 10/01/27 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,000,000	1,275,990
Northern Municipal Power Agency Electric System Revenue, Refunding, 5.00%, 1/01/21. . . . . . . . . . . . . .	5,000,000	5,171,150

		21,250,152
Mississippi 0.5%

b Mississippi Business Finance Corp. Solid Waste Disposal Revenue, Waste Management Inc. Project,
Mandatory Put, 1.35%, 9/01/20 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	5,010,100
Nevada 2.7%

Clark County School District GO, Refunding, Series D, 5.00%, 6/15/20 . . . . . . . . . . . . . . . . . . . . . . . . . .	20,000,000	20,235,800
Nevada State Highway Improvement Revenue, Motor Vehicle Fuel Tax, Refunding, 5.00%, 12/01/20 . . . . .	7,000,000	7,220,920

		27,456,720
New Jersey 5.3%

Garden State Preservation Trust Revenue, Open Space and Farmland Preservation, Forward Delivery,
Series A, 5.75%, 11/01/28 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	25,000,000	32,022,750
New Jersey EDA Water Facilities Revenue, American Water Co Inc Project, Refunding, Series B, 2.05%,
12/03/29. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	7,500,000	7,830,450
b New Jersey State Housing and Mortgage Finance Agency MF Conduit Revenue, Garden Spires Project,
Mandatory Put, Series A, 2.02%, 8/01/20 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4,310,000	4,326,723
New Jersey State Transportation Trust Fund Authority Revenue, Transportation, Capital Appreciation,
Series C, BHAC Insured, zero cpn., 12/15/27 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	11,110,000	9,811,574

		53,991,497

New Mexico 0.9%

bFarmington PCR, Southern California Edison Co. Four Corners Project, Mandatory Put, Refunding, Series

A, 1.875%, 4/01/20 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	9,000,000	9,004,860

New York 6.4%

bChautauqua County Capital Resource Corp. Revenue, Multi-Mode, Jamestown Center City Development

Corp. Project, Mandatory Put, Refunding, Subseries C, 2.00%, 11/01/21 . . . . . . . . . . . . . . . . . . . . . . . .	4,750,000	4,794,935
New York City GO,
Fiscal 2010, Refunding, Series C, 5.00%, 8/01/24 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	6,000,000	6,016,620
Fiscal 2010, Series E, 5.00%, 8/01/27 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	8,075,000	8,097,368
Fiscal 2014, Refunding, Series G, 5.00%, 8/01/20 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	7,000,000	7,120,680
Fiscal 2019, Refunding, Series A, 5.00%, 8/01/22. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	5,503,100
franklintempleton.com	Annual Report	67

FRANKL IN TAX-FREE TRUST

STATEMEN T OF INVEST MENT S

Franklin Federal Limited-Term Tax-Free Income Fund (continued)

	Principal
	Amount	Value

Municipal Bonds (continued)
New York (continued)
New York State Energy Research and Development Authority PCR,
New York State Electric and Gas Corp. Project, Refunding, Series D, 3.50%, 10/01/29 . . . . . . . . . . . .	$ 3,000,000	$3,561,840
b Rochester Gas and Electric Corp. Project, Mandatory Put, Series A, 3.00%, 7/01/25 . . . . . . . . . . . . .	10,000,000	11,010,600
New York State HFAR, Affordable Housing, Climate Bond Certified/Green Bonds, Series K, GNMA
Secured, 1.50%, 5/01/21 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	10,000,000	10,046,000
Suffolk County GO,
Public Improvements, Series B, AGMC Insured, 4.00%, 10/15/28 . . . . . . . . . . . . . . . . . . . . . . . . . . .	4,205,000	4,925,359
Refunding, Series D, 4.00%, 10/15/20 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4,270,000	4,350,916

		65,427,418
North Carolina 1.3%

Charlotte COP, Transit Projects, Phase III, Series B, 3.00%, 6/01/22 . . . . . . . . . . . . . . . . . . . . . . . . . . . .	7,500,000	7,594,875
North Carolina State University at Raleigh Revenue,
General, The Board of Governors of the University of North Carolina, Refunding, Series A, 5.00%,
10/01/27 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,500,000	1,954,425
General, The Board of Governors of the University of North Carolina, Refunding, Series B, 5.00%,
10/01/26 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,000,000	3,808,080

		13,357,380
North Dakota 0.5%

West Fargo GO, Cass County, Temporary, Refunding and Improvement, 2.15%, 5/01/21 . . . . . . . . . . . . . .	5,000,000	5,004,400
Ohio 3.1%

Lucas County Hospital Revenue, Promedica Healthcare Obligated Group, Refunding, Series A, 6.50%,
11/15/37. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	10,000,000	10,953,200
Ohio State Water Development Authority PCR, Loan Fund, Series A, 5.00%, 6/01/29 . . . . . . . . . . . . . . . .	8,500,000	11,424,595
Ohio State Water Development Authority Revenue, Fresh Water, 5.00%, 6/01/28 . . . . . . . . . . . . . . . . . . .	7,000,000	9,168,040

		31,545,835
Oklahoma 0.7%

Oklahoma County Finance Authority Educational Facilities Lease Revenue,
Midwest City-Del City Public Schools Project, 5.00%, 10/01/20 . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,350,000	1,381,819
Midwest City-Del City Public Schools Project, 5.00%, 10/01/22 . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,000,000	1,102,900
Tulsa County Industrial Authority Educational Facilities Lease Revenue,
Owasso Public Schools Project, 5.00%, 9/01/21 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,010,000	2,132,067
Owasso Public Schools Project, 5.00%, 9/01/22 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,500,000	1,648,650
Owasso Public Schools Project, 5.00%, 9/01/23 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,170,000	1,329,401

		7,594,837
Oregon 1.1%

Oregon State Department of Transportation Highway User Tax Revenue, senior lien, Refunding, Series A,
5.00%, 11/15/22 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	5,568,350
Oregon State GO, Higher Education, Refunding, Series B, 5.00%, 8/01/27 . . . . . . . . . . . . . . . . . . . . . . .	2,785,000	3,402,852
Salem-Keizer School District No. 24J GO, Marion and Polk Counties, 5.00%, 6/15/25 . . . . . . . . . . . . . . . .	2,000,000	2,431,900

		11,403,102

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S TAT EMEN T OF INVEST MENT S

Franklin Federal Limited-Term Tax-Free Income Fund (continued)

Principal

AmountValue

Municipal Bonds (continued)

Pennsylvania 1.9%

bLehigh County IDA, PCR, PPL Electric Utilities Corp. Project, Refunding, Mandatory Put, Series A, 1.80%,

9/01/22. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$10,000,000	$ 10,137,300
Westmoreland County Municipal Authority Revenue, Municipal Service, Pre-Refunded, 5.00%, 8/15/37 . . .	7,895,000	9,023,985

		19,161,285
South Carolina 1.1%

b Patriots Energy Group Financing Agency Gas Supply Revenue, Mandatory Put, Sub Series A, 4.00%,
2/01/24. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	10,000,000	11,111,300
Tennessee 3.2%

Memphis GO,
General Improvement, Refunding, 5.00%, 6/01/24 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	6,915,000	8,123,811
General Improvement, Refunding, 5.00%, 6/01/25 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	7,260,000	8,799,991
General Improvement, Refunding, 5.00%, 6/01/26 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	7,625,000	9,532,623
b Tennergy Corp. Gas Supply Revenue, Mandatory Put, Series A, 5.00%, 10/01/24. . . . . . . . . . . . . . . . . . .	5,000,000	5,874,350
		32,330,775
Texas 8.8%

Clifton Higher Education Finance Corp. Revenue,
Education, IDEA Public Schools, Refunding, PSF Guarantee, 3.00%, 8/15/20 . . . . . . . . . . . . . . . . . .	2,400,000	2,423,544
Education, IDEA Public Schools, Refunding, PSF Guarantee, 4.00%, 8/15/21 . . . . . . . . . . . . . . . . . .	2,000,000	2,091,780
Education, IDEA Public Schools, Refunding, PSF Guarantee, 4.00%, 8/15/22 . . . . . . . . . . . . . . . . . .	3,200,000	3,443,936
Comal ISD,
GO, School Building, PSF Guarantee, 5.00%, 2/01/21. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,280,000	2,367,598
GO, School Building, PSF Guarantee, 5.00%, 2/01/22. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,250,000	2,430,652
Cypress-Fairbanks ISD,
GO, Harris County, Refunding, PSF Guarantee, 5.00%, 2/15/22 . . . . . . . . . . . . . . . . . . . . . . . . . . . .	7,320,000	7,919,581
b GO, Harris County, School Building, Series A-1, PSF Guarantee,Mandatory Put, 2.125%, 8/16/21 . . . .	5,730,000	5,832,739
Dallas Waterworks and Sewer System Revenue, Dallas Denton Collin and Rockwall Counties, Refunding,
Series A, 5.00%, 10/01/26 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	6,131,200
Fort Worth GO, Tarrant Denton Parker Johnson and Wise Counties, General Purpose, Refunding and
Improvement, Series A, 5.00%, 3/01/20 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	5,000,000
Houston Utility System Revenue, Combined, first lien, Refunding, Series D, 5.00%, 11/15/26 . . . . . . . . . . .	1,000,000	1,264,850
Lubbock GO, Refunding, 5.00%, 2/15/25 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,150,000	6,174,850
Northside ISD, GO, Refunding, PSF Guarantee, 4.00%, 8/15/20 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,940,000	6,026,546
San Antonio ISD, GO, Bexar County, School Building, Refunding, PSF Guarantee, 5.00%, 2/15/21 . . . . . . .	14,880,000	15,475,944
Texas State GO,
Water Financial Assistance, Water Infrastructure Fund, Refunding, Series B, Subseries B-3, 5.00%,
8/01/24 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4,750,000	5,612,410
Water Financial Assistance, Water Infrastructure Fund, Refunding, Series B, Subseries B-3, 5.00%,
8/01/25 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,000,000	2,443,160
Water Financial Assistance, Water Infrastructure Fund, Refunding, Series B, Subseries B-3, 5.00%,
8/01/26 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,000,000	2,519,380
Texas State Water Development Board Revenue, State Revolving Fund, 5.00%, 8/01/27 . . . . . . . . . . . . . .	4,200,000	5,427,618
b Texas Transportation Commission State Highway Fund Revenue, first tier, Mandatory Put, Refunding,
Series B, 4.00%, 10/01/21 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,000,000	3,149,730
University of Texas System Revenue, Board of Regents, Financing System, Series J, 5.00%, 8/15/21 . . . .	4,000,000	4,244,080

		89,979,598

franklintempleton.com	Annual Report	69

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STATEMEN T OF INVEST MENT S

Franklin Federal Limited-Term Tax-Free Income Fund (continued)

	Principal
	Amount	Value

Municipal Bonds (continued)
Utah 0.1%
South Valley Water Reclamation Facility Sewer Revenue, AGMC Insured, 5.00%, 2/15/23 . . . . . . . . . . . . .	$ 1,225,000	$1,370,873
Virginia 2.8%

Virginia College Building Authority Educational Facilities Revenue,
21st Century College and Equipment Programs, Series A, 4.00%, 2/01/29 . . . . . . . . . . . . . . . . . . . .	15,375,000	16,327,328
Public Higher Education Financing Program, Refunding, Series B, 5.00%, 9/01/20 . . . . . . . . . . . . . . .	11,760,000	12,006,254

		28,333,582
Washington 6.4%

Energy Northwest Electric Revenue, Columbia Generating Station, Refunding, Series A, 5.00%, 7/01/23 . .	5,000,000	5,688,000
King and Pierce Counties School District No. 408 Auburn GO,
5.00%, 12/01/27 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,700,000	2,206,838
5.00%, 12/01/28 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,300,000	4,279,704
Pierce County Sumner School District No. 320 GO, Unlimited Tax, Refunding and Improvement, 4.00%,
12/01/20. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	7,250,000	7,423,420
Snoqualmie Valley School District No. 410 GO,
King County, Improvement and Refunding, 5.00%, 12/01/20 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4,880,000	5,033,622
King County, Improvement and Refunding, 5.00%, 12/01/21 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,455,000	2,635,467
Spokane County School District No. 354 Mead GO,
4.00%, 12/01/32 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,150,000	1,366,338
5.00%, 12/01/33 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,500,000	1,913,400
Spokane County School District No. 356 Central Valley GO, 4.00%, 12/01/31. . . . . . . . . . . . . . . . . . . . . .	8,295,000	9,875,612
b University of Washington Revenue, General, Mandatory Put, Series A, 5.00%, 5/01/22 . . . . . . . . . . . . . . .	5,000,000	5,332,150
Washington State GO,
Motor Vehicle Fuel Tax, Refunding, 5.00%, 7/01/23 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,255,000	3,572,102
Motor Vehicle Fuel Tax, Refunding, Series R-2015D, 5.00%, 7/01/28 . . . . . . . . . . . . . . . . . . . . . . . .	3,985,000	4,763,789
Motor Vehicle Fuel Tax, Refunding, Series R-D, 5.00%, 7/01/23 . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4,085,000	4,482,961
Variable Purpose, Series D, 5.00%, 2/01/34 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	6,545,000	7,074,360

		65,647,763
Wisconsin 1.1%

Fond Du Lac GO,
Fond Du Lac County, Refunding, Series B, 2.00%, 4/01/20 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	700,000	700,595
Fond Du Lac County, Refunding, Series B, 2.00%, 4/01/22 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,000,000	1,023,040
Wisconsin State GO, Series B, 3.00%, 5/01/33 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	9,000,000	9,135,090

		10,858,725
Total Municipal Bonds (Cost $767,626,601) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
		798,856,505
Total Investments before Short Term Investments (Cost $786,017,164) . . . . . . .
		818,122,180

70	Annual Report	franklintempleton.com

FRANKL IN TAX-FREE TRUS T

S TAT EMEN T OF INVEST MENT S

Franklin Federal Limited-Term Tax-Free Income Fund (continued)

	Principal
	Amount	Value

Short Term Investments 19.4%
Municipal Bonds 19.4%
Alabama 0.3%
c Mobile IDB, PCR, Alabama Power Co. Barry Plant Project, First Series, Daily VRDN and Put, 1.26%,
6/01/34. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$ 700,000	$700,000
c Mobile IDB Solid Waste Dispense Revenue, Alabama Power Company Barry Plant Project, Second Series,
Daily VRDN and Put, 1.25%, 6/01/34 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,200,000	2,200,000

		2,900,000
Arizona 3.2%

c Arizona Health Facilities Authority Revenue, Banner Health, Series C, LOC Bank of America, Daily VRDN
and Put, 1.22%, 1/01/46 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,850,000	1,850,000
c Arizona IDA Hospital Revenue, Phoenix Children's Hospital, Refunding, Series A, LOC JPMorgan Chase
Bank, Daily VRDN and Put, 1.22%, 2/01/48 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	14,025,000	14,025,000
c Maricopa County IDA Hospital Revenue, Honor Health, Refunding, Series C, Weekly VRDN and Put,
1.95%, 9/01/24 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	17,000,000	17,136,000

		33,011,000
Florida 2.3%

c Jacksonville PCR, Florida Power and Light Co. Project, Refunding, Daily VRDN and Put, 1.21%, 5/01/29 . .	1,900,000	1,900,000 c
Martin County PCR, Florida Power and Light Co. Project, Refunding, Daily VRDN and Put, 1.22%, 7/15/22 .	4,400,000	4,400,000 c
St. Lucie County PCR, Florida Power and Light Co. Project, Refunding, Daily VRDN and Put, 1.23%,
9/01/28. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	17,400,000	17,400,000

		23,700,000

Georgia 0.0%†

cAthens-Clarke County Unified Government Development Authority Revenue, University of Georgia Athletic

Assn. Project, Series B, LOC Wells Fargo Bank, Daily VRDN and Put, 1.19%, 7/01/35. . . . . . . . . . . . . . .	100,000	100,000

Kentucky 0.5%

cBerea Educational Facilities Revenue, Berea College Project, Series B, Daily VRDN and Put, 1.16%,

6/01/29. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,100,000	1,100,000

cLouisville/Jefferson County Metro Government Health System Revenue, Norton Healthcare Inc., Series B,

LOC PNC Bank, Daily VRDN and Put, 1.22%, 10/01/39 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,600,000	3,600,000

4,700,000

Maryland 0.5%
c Maryland State Health and Higher Educational Facilities Authority Revenue, University of Maryland
Medical System Issue, Refunding, Series D, LOC Toronto Dominion Bank, Daily VRDN and Put, 1.19%,
7/01/41. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4,650,000	4,650,000

cMontgomery County GO, Consolidated Public Improvement, Series E, SPA US Bank National Association,

Daily VRDN and Put, 1.17%, 11/01/37 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	600,000	600,000

		5,250,000
Minnesota 0.7%

c Minneapolis and St. Paul Housing and RDA Health Care System Revenue,
Allina Health System, Refunding, Series B-1, LOC JPMorgan Chase Bank, Daily VRDN and Put,
1.20%, 11/15/35 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	800,000	800,000
Allina Health System, Refunding, Series B-2, LOC JPMorgan Chase Bank, Daily VRDN and Put,
1.22%, 11/15/35 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	6,000,000	6,000,000

		6,800,000

franklintempleton.com	Annual Report	71

FRANKL IN TAX-FREE TRUST

STATEMEN T OF INVEST MENT S

Franklin Federal Limited-Term Tax-Free Income Fund (continued)

Principal

AmountValue

Short Term Investments (continued)

Municipal Bonds (continued)

Missouri 0.2%

cMissouri State Health and Educational Facilities Authority Revenue, Educational Facilities, The Washington

University, Series B, SPA US Bank National Association, Daily VRDN and Put, 1.18%, 2/15/33. . . . . . . . .	$ 2,200,000	$2,200,000
New York 5.9%

c MTA Dedicated Tax Fund Revenue, Refunding, Subseries A-1, LOC Toronto Dominion Bank, Daily VRDN
and Put, 1.18%, 11/01/31 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,455,000	5,455,000
c New York City GO, Fiscal 2006, Series I, Subseries I-8, SPA State Street Bank & Trust Co., Daily VRDN
and Put, 1.19%, 4/01/36 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4,600,000	4,600,000
c New York City Municipal Water Finance Authority Water and Sewer System Revenue,
Second General Resolution, Fiscal 2007, Series CC, Sub-Series CC-2, SPA Bank of Montreal, Daily
VRDN and Put, 1.14%, 6/15/38. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	11,875,000	11,875,000
Second General Resolution, Fiscal 2014, Refunding, Series AA, Subseries AA-1, SPA JPMorgan
Chase Bank, Daily VRDN and Put, 1.22%, 6/15/50 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,600,000	1,600,000
Second General Resolution, Fiscal 2017, Series BB, Subseries BB-1A, SPA State Street Bank & Trust
Co., Daily VRDN and Put, 1.21%, 6/15/49 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,700,000	1,700,000
Second General Resolution, Series BB-1B, SPA State Street Bank & Trust Co., Daily VRDN and Put,
1.21%, 6/15/49 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	7,200,000	7,200,000
c New York City Transitional Finance Authority Revenue,
Future Tax Secured, Subordinate, Fiscal 2013, Series C, Subseries C-4, SPA JPMorgan Chase Bank,
Daily VRDN and Put, 1.22%, 11/01/36. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	500,000	500,000
Future Tax Secured, Subordinate, Fiscal 2016, Subseries E-4, SPA JPMorgan Chase Bank, Daily
VRDN and Put, 1.22%, 2/01/45. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,800,000	2,800,000
c Triborough Bridge and Tunnel Authority Revenue,
General, MTA Bridges and Tunnels, Refunding, Series C, LOC State Street Bank & Trust Co., Daily
VRDN and Put, 1.16%, 1/01/32. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,500,000	1,500,000
General, MTA Bridges and Tunnels, Refunding, Subseries B-2, LOC Citibank, Daily VRDN and Put,
1.18%, 1/01/32 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,700,000	5,700,000
General, MTA Bridges and Tunnels, Refunding, Subseries B-3, LOC State Street Bank & Trust Co.,
Daily VRDN and Put, 1.18%, 1/01/32. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	17,400,000	17,400,000

		60,330,000
North Carolina 0.7%

c The Charlotte-Mecklenburg Hospital Authority Revenue,
Carolinas HealthCare System, Refunding, Series B, SPA JPMorgan Chase Bank, Daily VRDN and
Put, 1.19%, 1/15/38. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,900,000	2,900,000
Carolinas HealthCare System, Refunding, Series C, SPA JPMorgan Chase Bank, Daily VRDN and
Put, 1.19%, 1/15/37. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,500,000	1,500,000
Atrium Health, Health Care, Series G, SPA JPMorgan Chase Bank, Daily VRDN and Put, 1.19%,
1/15/48 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,000,000	3,000,000

		7,400,000
Ohio 0.4%

c Allen County Hospital Facilities Revenue, Catholic Healthcare Partners, Series C, LOC Bank of Montreal,
Daily VRDN and Put, 1.19%, 6/01/34 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	300,000	300,000
c Ohio State Hospital Revenue, Cleveland Clinic Health System Obligated Group, Refunding, Series B, SPA
Wells Fargo Bank, Daily VRDN and Put, 1.16%, 1/01/39 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4,200,000	4,200,000

		4,500,000

72	Annual Report	franklintempleton.com

FRANKL IN TAX-FREE TRUS T

S TAT EMEN T OF INVEST MENT S

Franklin Federal Limited-Term Tax-Free Income Fund (continued)

Principal

AmountValue

Short Term Investments (continued)

Municipal Bonds (continued)

Oregon 1.6%

cOregon State Facilities Authority Revenue, PeaceHealth, Refunding, Series B, LOC TD Bank National

Association, Daily VRDN and Put, 1.18%, 8/01/34. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$16,600,000	$ 16,600,000

Pennsylvania 0.5%

cUniversity of Pittsburgh of the Commonwealth System of Higher Education Revenue, Pitt Asset Notes,

Higher Education, Weekly VRDN and Put, 1.39%, 9/15/21 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	5,007,900

Tennessee 0.9%

cShelby County Health Educational and Housing Facility Board Revenue, Methodist Le Bonheur Healthcare, Refunding, Series A, AGMC Insured, SPA US Bank National Association, Daily VRDN and Put, 1.15%,

6/01/42. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	9,000,000	9,000,000

Utah 1.0%

cWeber County Hospital Revenue, IHC Health Services Inc., Series C, SPA Bank of New York Mellon, Daily

VRDN and Put, 1.21%, 2/15/35 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	10,100,000	10,100,000

Virginia 0.7%

cAlbemarle County EDA Hospital Facilities Revenue, Sentara Martha Jefferson Hospital, Refunding, Series

B, SPA TD Bank National Association, Daily VRDN and Put, 1.15%, 10/01/48 . . . . . . . . . . . . . . . . . . . .	4,675,000	4,675,000

cVirginia College Building Authority Educational Facilities Revenue, University of Richmond Project, SPA

Wells Fargo Bank, Daily VRDN and Put, 1.19%, 11/01/36 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,200,000	2,200,000

		6,875,000
Total Short Term Investments (Cost $198,330,000)
		198,473,900
Total Investments (Cost $984,347,164) 99.5% . . . . .
		1,016,596,080
Other Assets, less Liabilities 0.5% . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .		4,644,997
Net Assets 100.0% . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
		$1,021,241,077

See Abbreviations on page 154.

†Rounds to less than 0.1% of net assets. aSee Note 3(f) regarding investments in affiliated management investment companies. bThe maturity date shown represents the mandatory put date.

cVariable rate demand notes (VRDNs) are obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. Unless otherwise noted, the coupon rate is determined based on factors including supply and demand, underlying credit, tax treatment, and current short term rates. The coupon rate shown represents the rate at period end.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	73

F R A N K L IN TAX - FREE TRUS T

Financial Highlights

Franklin High Yield Tax-Free Income Fund

Year Ended February 28,

2020a2019b

Class A

Per share operating performance

(for a share outstanding throughout the year)

Net asset value, beginning of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Income from investment operationsc:

Net investment incomed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net realized and unrealized gains (losses) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total from investment operations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Less distributions from:

Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net asset value, end of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total returne . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Ratios to average net assetsf

Expensesg . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Supplemental data

Net assets, end of year (000's) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Portfolio turnover rate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

$ 9.93	$ 9.97

0.390.20

0.56(0.04)

0.950.16

(0.42)(0.20)

$10.46	$ 9.93

9.73%1.68%

0.79%0.81%

3.82%4.23%

 $900,342                $343,683

11.98%6.16%

aFor the year ended February 29. bFor the period September 10, 2018 (effective date) to February 28, 2019. cThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund's shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

dBased on average daily shares outstanding. eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year. fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

74	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TAX-FREE TRUS T

FINANCIA L HIGHLIGHT S

Franklin High Yield Tax-Free Income Fund (continued)

Year Ended February 28,

2020a	2019	2018	2017	2016a

Class A1

Per share operating performance

(for a share outstanding throughout the year)

Net asset value, beginning of year . . . . . . . . . . . . . . . . . . . . . . . . . . .

Income from investment operationsb:

Net investment incomec . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net realized and unrealized gains (losses) . . . . . . . . . . . . . . . . . . . .

Total from investment operations . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Less distributions from:

Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net asset value, end of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total returnd . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Ratios to average net assets

Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Supplemental data

Net assets, end of year (000's) . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Portfolio turnover rate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

$ 9.92	$ 9.94	$10.25	$10.57	$10.68

0.40	0.43	0.43	0.46	0.45
0.56	(0.01)	(0.30)	(0.33)	(0.11)

0.96	0.42	0.13	0.13	0.34

(0.43)	(0.44)	(0.44)	(0.45)	(0.45)

$10.45	$ 9.92	$ 9.94	$10.25	$10.57

9.90%	4.33%	1.30%	1.21%	3.30%
0.64%e	0.66%e	0.66%	0.64%	0.67%
3.97%	4.38%	4.22%	4.36%	4.32%
$4,196,856	$4,174,968	$4,608,917	$5,030,901	$5,117,876
11.98%	6.16%	6.98%	12.26%	11.81%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund's shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding. dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable. eBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	75

FRANKLIN TAX-FREE TRUST

FINANCIA L HIGHLIGHT S

Franklin High Yield Tax-Free Income Fund (continued)

Year Ended February 28,

2020a	2019	2018	2017	2016a

Class C

Per share operating performance

(for a share outstanding throughout the year)

Net asset value, beginning of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Income from investment operationsb:

Net investment incomec . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net realized and unrealized gains (losses) . . . . . . . . . . . . . . . . . . . . . .

Total from investment operations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Less distributions from:

Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net asset value, end of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total returnd . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Ratios to average net assets

Expenses. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Supplemental data

Net assets, end of year (000's) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Portfolio turnover rate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

$10.12	$10.13	$10.44	$10.76	$10.86

0.36	0.39	0.38	0.41	0.40
0.56	(0.01)	(0.30)	(0.34)	(0.11)

0.92	0.38	0.08	0.07	0.29

(0.38)	(0.39)	(0.39)	(0.39)	(0.39)

$10.66	$10.12	$10.13	$10.44	$10.76

9.27%	3.77%	0.71%	0.62%	2.78%
1.19%e	1.21%e	1.21%	1.19%	1.22%
3.42%	3.83%	3.67%	3.81%	3.77%
$488,258	$558,728	$870,227	$1,025,186	$1,062,643
11.98%	6.16%	6.98%	12.26%	11.81%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund's shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding. dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable. eBenefit of expense reduction rounds to less than 0.01%.

76	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TAX-FREE TRUS T

FINANCIA L HIGHLIGHT S

Franklin High Yield Tax-Free Income Fund (continued)

Year Ended February 28,

2020a2019          2018b

Class R6

Per share operating performance

(for a share outstanding throughout the year)

Net asset value, beginning of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Income from investment operationsc:

Net investment incomed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net realized and unrealized gains (losses) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total from investment operations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Less distributions from:

Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net asset value, end of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total returne . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Ratios to average net assets

Expenses before waiver and payments by affiliates . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Expenses net of waiver and payments by affiliates . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Supplemental data

Net assets, end of year (000's) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Portfolio turnover rate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

$ 9.97	$ 9.98	$10.31

0.42	0.45	0.27
0.56	(0.01)	(0.34)

0.98	0.44	(0.07)

(0.45)	(0.45)	(0.26)

$10.50	$ 9.97	$ 9.98

10.01%	4.55%	(0.68)%
0.51%	0.52%	0.52%
0.50%f	0.52%g	0.51%
4.11%	4.52%	4.37%
$127,806	$90,752	$152,255
11.98%	6.16%	6.98%

aFor the year ended February 29. bFor the period August 1, 2017 (effective date) to February 28, 2018. cThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund's shares in relation to income earned and/or fluctuating fair value of the investments of the Fund. dBased on average daily shares outstanding.

eTotal return is not annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

gBenefit of waiver and payments by affiliates and expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	77

FRANKLIN TAX-FREE TRUST

FINANCIA L HIGHLIGHT S

Franklin High Yield Tax-Free Income Fund (continued)

Year Ended February 28,

2020a	2019	2018	2017	2016a

Advisor Class

Per share operating performance

(for a share outstanding throughout the year)

Net asset value, beginning of year . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Income from investment operationsb:

Net investment incomec . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net realized and unrealized gains (losses) . . . . . . . . . . . . . . . . . . . . .

Total from investment operations . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Less distributions from:

Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net asset value, end of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total return . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Ratios to average net assets

Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Supplemental data

Net assets, end of year (000's) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Portfolio turnover rate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

$ 9.97	$ 9.98	$10.30	$10.61	$10.72

0.42	0.45	0.44	0.47	0.46
0.55	(0.01)	(0.31)	(0.32)	(0.11)

0.97	0.44	0.13	0.15	0.35

(0.44)	(0.45)	(0.45)	(0.46)	(0.46)

$10.50	$ 9.97	$ 9.98	$10.30	$10.61

9.97%	4.52%	1.29%	1.39%	3.39%
0.54%d	0.56%d	0.56%	0.54%	0.57%
4.07%	4.48%	4.32%	4.46%	4.42%
$1,166,057	$994,336	$1,070,254	$1,898,648	$2,167,363
11.98%	6.16%	6.98%	12.26%	11.81%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund's shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dBenefit of expense reduction rounds to less than 0.01%.

78	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

F R A N K L IN TA X - FREE TRUST

Statement of Investments, February 29, 2020

Franklin High Yield Tax-Free Income Fund

	Shares	Value

Management Investment Companies (Cost $2,554,750) 0.0%†
Financials 0.0%†
a Franklin Liberty Intermediate Municipal Opportunities ETF . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	100,000	$2,604,000

Principal

Amount

Municipal Bonds 95.2%

Alabama 2.6%
Alabama State Port Authority Docks Facilities Revenue, Pre-Refunded, 6.00%, 10/01/40 . . . . . . . . . . . .	$ 6,000,000	6,180,180
Cullman County Health Care Authority Revenue, Regional Medical Center, Series A, 7.00%, 2/01/36 . . . .	5,000	5,011
Jefferson County Sewer Revenue,
Capital Appreciation, wts., sub. lien, Refunding, Series E, zero cpn., 10/01/28 . . . . . . . . . . . . . . . . .	7,350,000	5,077,233
Capital Appreciation, wts., sub. lien, Refunding, Series E, zero cpn., 10/01/29 . . . . . . . . . . . . . . . . .	13,465,000	8,568,587
Capital Appreciation, wts., sub. lien, Refunding, Series E, zero cpn., 10/01/30 . . . . . . . . . . . . . . . . .	19,050,000	11,151,680
Capital Appreciation, wts., sub. lien, Refunding, Series E, zero cpn., 10/01/31 . . . . . . . . . . . . . . . . .	24,845,000	13,350,212
Capital Appreciation, wts., sub. lien, Refunding, Series E, zero cpn., 10/01/32 . . . . . . . . . . . . . . . . .	30,825,000	15,250,669
Capital Appreciation, wts., sub. lien, Refunding, Series E, zero cpn., 10/01/33 . . . . . . . . . . . . . . . . .	35,700,000	16,291,338
Capital Appreciation, wts., sub. lien, Refunding, Series E, zero cpn., 10/01/34 . . . . . . . . . . . . . . . . .	28,020,000	11,765,318
Capital Appreciation, wts., sub. lien, Refunding, Series E, zero cpn., 10/01/35 . . . . . . . . . . . . . . . . .	15,000,000	5,799,750
Capital Appreciation, wts., sub. lien, Refunding, Series E, zero cpn., 10/01/36 . . . . . . . . . . . . . . . . .	12,425,000	4,411,372
Capital Appreciation, wts., sub. lien, Refunding, Series F, zero cpn. to 9/30/23, 7.50% thereafter,
10/01/39 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	75,000,000	74,833,500
Selma IDBR,
Gulf Opportunity Zone, International Paper Co. Project, Series A, 5.80%, 5/01/34 . . . . . . . . . . . . . .	3,000,000	3,022,740
Gulf Opportunity Zone, International Paper Co. Project, Series A, 5.375%, 12/01/35 . . . . . . . . . . . .	3,250,000	3,485,950

		179,193,540
Arizona 1.7%

Arizona Board of Regents Northern Arizona University System Revenue, Refunding, Series B, 5.00%,
6/01/39 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,300,000	1,721,733
Arizona Health Facilities Authority Revenue, Catholic Healthcare West, Series B, Sub Series B-1, 5.25%,
3/01/39 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	10,000,000	10,391,000
La Paz County IDA Education Facility Lease Revenue,
Charter School Solutions-Harmony Public Schools Project, Series A, 5.00%, 2/15/38 . . . . . . . . . . .	1,000,000	1,186,980
Charter School Solutions-Harmony Public Schools Project, Series A, 5.00%, 2/15/48 . . . . . . . . . . .	1,000,000	1,167,260
Maricopa County IDA Education Revenue,
Benjamin Franklin Charter School Projects, Series A, 6.00%, 7/01/38 . . . . . . . . . . . . . . . . . . . . . .	5,000,000	6,048,650
Benjamin Franklin Charter School Projects, Series A, 6.00%, 7/01/52 . . . . . . . . . . . . . . . . . . . . . .	10,000,000	11,895,300
Maricopa County PCC, PCR, Public Service Co. of New Mexico Palo Verde Project, Refunding, Series A,
6.25%, 1/01/38 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	15,000,000	15,210,450
Phoenix IDA Student Housing Revenue, Downtown Phoenix Student Housing II LLC, Arizona State
University Project, Series A, 5.00%, 7/01/54. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,335,000	1,601,546
Pima County IDA Education Facility Revenue,
American Leadership Academy Project, Refunding, 5.00%, 6/15/49 . . . . . . . . . . . . . . . . . . . . . . . .	1,235,000	1,333,479
American Leadership Academy Project, Refunding, 5.00%, 6/15/52 . . . . . . . . . . . . . . . . . . . . . . . .	2,150,000	2,310,669
Pima County IDAR, Tucson Electric Power Co. Project, Series A, 5.25%, 10/01/40 . . . . . . . . . . . . . . . . .	15,405,000	15,755,618
Salt Verde Financial Corp. Senior Gas Revenue,
5.25%, 12/01/25. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	6,000,000	7,248,480
5.50%, 12/01/29. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	11,105,000	14,862,821
franklintempleton.com	Annual Report	79

FRANKL IN TAX-FREE TRUST

STATEMEN T OF INVEST MENT S

Franklin High Yield Tax-Free Income Fund (continued)

	Principal
	Amount	Value

Municipal Bonds (continued)
Arizona (continued)
Tempe IDAR,
Friendship Village of Tempe Project, 5.00%, 12/01/50 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$ 1,600,000	$1,804,816
Friendship Village of Tempe Project, 5.00%, 12/01/54 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,000,000	2,250,800
Mirabella at ASU Project, Series A, 6.00%, 10/01/37 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,200,000	1,435,176
Mirabella at ASU Project, Series A, 6.125%, 10/01/47 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,400,000	1,663,214
Mirabella at ASU Project, Series A, 6.125%, 10/01/52 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,400,000	1,658,062
Yuma County IDA Water and Sewer Exempt Facility Revenue, Far West Water and Sewer Inc. Project,
Refunding, Series A, 6.375%, 12/01/37 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	14,660,000	14,573,799

		114,119,853
Arkansas 0.2%

Arkansas Development Finance Authority Healthcare Revenue, Baptist Health, 5.00%, 12/01/47 . . . . . . .	3,000,000	3,766,110
Arkansas State Development Finance Authority IDR, Big River Steel Project, 4.50%, 9/01/49 . . . . . . . . .	10,000,000	11,215,200

		14,981,310
California 20.9%

Alvord USD, GO, Riverside County, Capital Appreciation, Election of 2007, Refunding, Series B, AGMC
Insured, zero cpn., 8/01/41. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	30,750,000	17,505,360
California County Tobacco Securitization Agency Tobacco Settlement Revenue, Asset-Backed, Alameda
County Tobacco Asset Securitization Corp., 5.875%, 6/01/35 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,700,000	3,737,629
California State GO,
Various Purpose, 5.25%, 11/01/40 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	47,000,000	48,388,380
Various Purpose, Refunding, 5.25%, 3/01/30 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	70,000,000	70,235,200
Various Purpose, Refunding, 5.50%, 3/01/40 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	60,000,000	60,210,000
Various Purpose, Refunding, 5.00%, 10/01/41 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	10,000,000	10,636,100
California State Municipal Finance Authority Revenue,
California Baptist University, Series A, 5.50%, 11/01/45 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	17,400,000	20,460,312
California Baptist University, Series A, 5.00%, 11/01/46 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	6,800,000	7,891,264
California State PCFA Solid Waste Disposal Revenue,
CalPlant I Project, Green Bonds, 7.50%, 7/01/32 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	24,500,000	23,878,190
CalPlant I Project, Green Bonds, 8.00%, 7/01/39 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	10,000,000	9,981,500
California State PCFA Water Facilities Revenue, American Water Capital Corp. Project, 5.25%, 8/01/40 . .	6,000,000	6,112,320
California State Public Works Board Lease Revenue, Various Capital Projects, Series A, 5.00%, 4/01/30 .	17,785,000	19,286,943
California Statewide CDA Revenue,
Lancer Educational Student Housing Project, Refunding, Series A, 5.00%, 6/01/36 . . . . . . . . . . . . .	7,210,000	8,367,926
Loma Linda University Medical Center, Refunding, Series A, 5.25%, 12/01/44 . . . . . . . . . . . . . . . . .	13,000,000	14,971,190
Loma Linda University Medical Center, Series A, 5.25%, 12/01/56 . . . . . . . . . . . . . . . . . . . . . . . . .	3,000,000	3,465,780
Centinela Valley UHSD, GO, Los Angeles County, Capital Appreciation, Election of 2010, Refunding,
Series B, AGMC Insured, zero cpn., 8/01/37. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	8,400,000	3,444,504
Compton Community College District GO,
Capital Appreciation, Election of 2002, Series D, BAM Insured, zero cpn., 8/01/30. . . . . . . . . . . . . .	3,425,000	2,114,047
Capital Appreciation, Election of 2002, Series D, BAM Insured, zero cpn., 8/01/32. . . . . . . . . . . . . .	4,000,000	2,144,000
Capital Appreciation, Election of 2002, Series D, BAM Insured, zero cpn., 8/01/34. . . . . . . . . . . . . .	4,560,000	2,110,049
Capital Appreciation, Election of 2002, Series D, BAM Insured, zero cpn., 8/01/36. . . . . . . . . . . . . .	5,250,000	2,101,890
Capital Appreciation, Election of 2002, Series D, BAM Insured, zero cpn., 8/01/37. . . . . . . . . . . . . .	3,065,000	1,141,314
Capital Appreciation, Election of 2002, Series D, BAM Insured, zero cpn., 8/01/38. . . . . . . . . . . . . .	6,000,000	2,079,420

80	Annual Report	franklintempleton.com

FRANKL IN TAX-FREE TRUS T

S TAT EMEN T OF INVEST MENT S

Franklin High Yield Tax-Free Income Fund (continued)

	Principal
	Amount	Value

Municipal Bonds (continued)
California (continued)
Foothill/Eastern Transportation Corridor Agency Toll Road Revenue,
Capital Appreciation, Refunding, Series A, AGMC Insured, zero cpn. to 1/15/24, 5.40% thereafter,
1/15/30 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$ 10,000,000	$ 11,271,600
Capital Appreciation, Refunding, Series A, AGMC Insured, zero cpn. to 1/15/24, 5.50% thereafter,
1/15/31 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	7,295,000	8,430,759
junior lien, Refunding, Series C, 6.25%, 1/15/33. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	17,580,000	21,042,557
junior lien, Refunding, Series C, 6.50%, 1/15/43. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	28,790,000	34,570,456
Golden State Tobacco Securitization Corp. Tobacco Settlement Revenue,
Asset-Backed, Capital Appreciation, First Subordinate, Series B, zero cpn., 6/01/47 . . . . . . . . . . . .	50,000,000	9,613,000
Asset-Backed, Refunding, Series A-2, 5.00%, 6/01/47 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	20,000,000	21,237,400
Los Angeles Department of Airports Revenue, Los Angeles International Airport, Senior, Series D,
5.00%, 5/15/40 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	52,685,000	53,129,661
Los Angeles Department of Water and Power Revenue, Power System, Refunding, Series D, 5.00%,
7/01/32 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,500,000	2,043,885
Los Angeles USD, GO, Series KRY, 5.25%, 7/01/34 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	36,625,000	37,161,922
M-S-R Energy Authority Gas Revenue,
Series B, 6.125%, 11/01/29 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	30,275,000	39,540,058
Series B, 7.00%, 11/01/34. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	20,000,000	32,321,000
Series C, 6.50%, 11/01/39. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	20,000,000	33,694,800
Novato RDA Tax Allocation, Hamilton Field Redevelopment Project, Pre-Refunded, 6.75%, 9/01/40 . . . . .	3,750,000	4,093,200
Palmdale Elementary School District Special Tax,
CFD No. 90-1, Capital Appreciation, Series A, AGMC Insured, zero cpn., 8/01/28 . . . . . . . . . . . . . .	1,500,000	1,302,900
CFD No. 90-1, Capital Appreciation, Series A, AGMC Insured, zero cpn., 8/01/30 . . . . . . . . . . . . . .	1,250,000	1,028,288
CFD No. 90-1, Capital Appreciation, Series A, AGMC Insured, zero cpn., 8/01/31 . . . . . . . . . . . . . .	1,250,000	1,001,988
CFD No. 90-1, Capital Appreciation, Series A, AGMC Insured, zero cpn. to 8/01/25, 5.625%
thereafter, 8/01/34 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,500,000	2,629,850
Riverside County Transportation Commission Toll Revenue,
Capital Appreciation, senior lien, Series B, zero cpn., 6/01/32 . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4,000,000	3,196,600
Capital Appreciation, senior lien, Series B, zero cpn., 6/01/33 . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,500,000	4,275,590
Capital Appreciation, senior lien, Series B, zero cpn., 6/01/41 . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	3,105,650
Capital Appreciation, senior lien, Series B, zero cpn., 6/01/42 . . . . . . . . . . . . . . . . . . . . . . . . . . . .	7,000,000	4,221,560
senior lien, Series A, 5.75%, 6/01/44 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	6,065,000	6,890,265
San Buenaventura Revenue,
Community Memorial Health System, 8.00%, 12/01/31 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	10,000,000	11,067,800
Community Memorial Health System, 7.50%, 12/01/41 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	15,000,000	16,363,050
San Diego USD,
GO, Dedicated Unlimited Ad Valorem Property Tax, Capital Appreciation, Election of 2008, Series E,
zero cpn. to 7/01/32, 5.25% thereafter, 7/01/42. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	44,565,000	41,536,808
GO, Dedicated Unlimited Ad Valorem Property Tax, Capital Appreciation, Election of 2008, Series E,
zero cpn. to 7/01/32, 5.375% thereafter, 7/01/47. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	33,305,000	31,706,360
GO, Dedicated Unlimited Ad Valorem Property Tax, Capital Appreciation, Election of 2008, Series
G, zero cpn., 7/01/34 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	2,737,700
GO, Dedicated Unlimited Ad Valorem Property Tax, Capital Appreciation, Election of 2008, Series
G, zero cpn., 7/01/35 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	10,000,000	5,154,600
San Francisco City and County Airport Commission International Airport Revenue, Second Series,
Series E, 5.00%, 5/01/50 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	25,000,000	31,592,750
franklintempleton.com	Annual Report	81

FRANKL IN TAX-FREE TRUST

STATEMEN T OF INVEST MENT S

Franklin High Yield Tax-Free Income Fund (continued)

	Principal
	Amount	Value

Municipal Bonds (continued)
California (continued)
San Joaquin Hills Transportation Corridor Agency Toll Road Revenue,
Capital Appreciation, Refunding, Series A, zero cpn. to 7/15/21, 5.75% thereafter, 1/15/41 . . . . . . . .	$ 35,256,000	$47,506,755
Capital Appreciation, Refunding, Series A, zero cpn. to 7/15/21, 5.75% thereafter, 1/15/42 . . . . . . . .	35,256,000	47,775,053
junior lien, Capital Appreciation, ETM, zero cpn., 1/01/24 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	52,700,000	51,211,225
junior lien, Capital Appreciation, ETM, zero cpn., 1/01/25 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	45,200,000	43,595,400
junior lien, Capital Appreciation, ETM, zero cpn., 1/01/26 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	131,900,000	125,684,872
junior lien, Capital Appreciation, ETM, zero cpn., 1/01/27 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	139,100,000	130,649,675
junior lien, Refunding, Series B, 5.25%, 1/15/44 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	20,000,000	23,753,000
junior lien, Refunding, Series B, 5.25%, 1/15/49 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	25,000,000	29,633,250
San Jose Special Hotel Tax Revenue, Convention Center Expansion and Renovation Project, 6.50%,
5/01/42 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	10,000,000	10,636,800
San Mateo UHSD, GO, Capital Appreciation, Election of 2010, Refunding, Series A, zero cpn. to 9/01/28,
6.70% thereafter, 9/01/41 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	20,000,000	22,654,000
San Mateo-Foster City School District GO, Capital Appreciation, Election of 2008, Series A, zero cpn. to
8/01/26, 6.625% thereafter, 8/01/42. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	40,000,000	43,940,800
San Ysidro School District GO,
Capital Appreciation, Refunding, AGMC Insured, zero cpn., 8/01/42. . . . . . . . . . . . . . . . . . . . . . . .	10,000,000	3,708,500
Capital Appreciation, Refunding, AGMC Insured, zero cpn., 8/01/43. . . . . . . . . . . . . . . . . . . . . . . .	12,500,000	4,384,625
Silicon Valley Tobacco Securitization Authority Tobacco Settlement Revenue,
Santa Clara County Tobacco Securitization Corp., Asset-Backed, Turbo Capital Appreciation, Series
A, zero cpn., 6/01/36. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	15,000,000	6,092,850
Santa Clara County Tobacco Securitization Corp., Asset-Backed, Turbo Capital Appreciation, Series
C, zero cpn., 6/01/56. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	60,000,000	6,336,000
Southern California Public Power Authority Gas Project Revenue, Project No. 1, Series A, 5.25%,
11/01/27 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	9,855,000	12,490,424
Tobacco Securitization Authority Southern California Tobacco Settlement Asset-Backed Revenue,
San Diego County Tobacco Asset Securitization Corp., First Subordinate, Capital Appreciation,
Series B, zero cpn., 6/01/46 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	50,000,000	9,943,000
San Diego County Tobacco Asset Securitization Corp., Senior Capital Appreciation, Class 2,
Refunding, Series B-2, zero cpn., 6/01/54 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	18,000,000	2,922,300

		1,439,143,904
Colorado 4.7%

9th Avenue Metropolitan District No. 2 GO, In the City and County of Denver, Limited Tax, 5.00%,
12/01/48 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,475,000	2,665,649
Aerotropolis Regional Transportation Authority Special Revenue, 5.00%, 12/01/51 . . . . . . . . . . . . . . . . .	5,500,000	5,920,640
Banning Lewis Ranch Regional Metropolitan District GO, In the City of Colorado Springs, El Paso
County, Limited Tax, Series A, 5.375%, 12/01/48 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,245,000	2,424,039
Bradburn Metropolitan District No. 2 GO,
Westminster Adams County, Refunding and Improvement, Series A, 5.00%, 12/01/38 . . . . . . . . . . .	600,000	674,334
Westminster Adams County, Refunding and Improvement, Series A, 5.00%, 12/01/47 . . . . . . . . . . .	2,400,000	2,671,032
Brighton Crossing Metropolitan District No. 4 GO,
Adams County, Limited Tax, Series A, 5.00%, 12/01/37 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	525,000	563,619
Adams County, Limited Tax, Series A, 5.00%, 12/01/47 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,220,000	1,306,718

82	Annual Report	franklintempleton.com

FRANKL IN TAX-FREE TRUS T

S TAT EMEN T OF INVEST MENT S

Franklin High Yield Tax-Free Income Fund (continued)

	Principal
	Amount	Value

Municipal Bonds (continued)
Colorado (continued)
Colorado Health Facilities Authority Revenue,
CommonSpirit Health, Refunding, Series A-1, 4.00%, 8/01/44 . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$ 6,080,000	$7,019,542
CommonSpirit Health, Refunding, Series A-2, 5.00%, 8/01/44 . . . . . . . . . . . . . . . . . . . . . . . . . . . .	17,500,000	21,787,500
The Evangelical Lutheran Good Samaritan Society Project, Series A, Pre-Refunded, 5.00%,
6/01/45 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	14,000,000	17,013,920
Frasier Meadows Retirement Community Project, Refunding and Improvement, Series A, 5.25%,
5/15/47 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4,250,000	4,933,527
Copperleaf Metropolitan District No. 2 GO, Refunding, 5.75%, 12/01/45 . . . . . . . . . . . . . . . . . . . . . . . .	2,000,000	2,099,240
Copperleaf Metropolitan District No. 6 GO, Arapahoe County, Limited Tax, Series A, 5.25%, 12/01/48 . . .	3,850,000	4,182,909
Cornerstar Metropolitan District GO,
City of Aurora, Arapahoe County, Limited Tax, Refunding, Series A, 5.125%, 12/01/37. . . . . . . . . . .	1,000,000	1,072,130
City of Aurora, Arapahoe County, Limited Tax, Refunding, Series A, 5.25%, 12/01/47. . . . . . . . . . . .	2,600,000	2,786,004
Cottonwood Highlands Metropolitan District No.1 GO, In the Town of Parker, Limited Tax, Series A,
5.00%, 12/01/49 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	900,000	977,949
Denver Health and Hospital Authority Healthcare Revenue,
Refunding, Series A, 4.00%, 12/01/35 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	5,730,250
Refunding, Series A, 4.00%, 12/01/36 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	5,718,750
Denver International Business Center Metropolitan District No. 1 GO, In the County of Denver, Limited
Tax, Subordinate, Series B, 6.00%, 12/01/48 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,000,000	2,158,400
Diatc Metropolitan District GO, In the City of Commerce City, Adams County, Refunding and
Improvement, 5.00%, 12/01/49 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,000,000	2,174,220
E-470 Public Highway Authority Revenue,
Current Interest, Senior, Series C, 5.375%, 9/01/26 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	5,110,500
senior bond, Capital Appreciation, Series A, NATL Insured, zero cpn., 9/01/28 . . . . . . . . . . . . . . . .	15,000,000	12,952,350
senior bond, Capital Appreciation, Series B, NATL Insured, zero cpn., 9/01/29 . . . . . . . . . . . . . . . .	10,000,000	5,992,200
senior bond, Capital Appreciation, Series B, NATL Insured, zero cpn., 9/01/30 . . . . . . . . . . . . . . . .	17,300,000	9,786,610
senior bond, Capital Appreciation, Series B, NATL Insured, zero cpn., 9/01/31 . . . . . . . . . . . . . . . .	10,000,000	5,340,000
First Creek Village Metropolitan District GO,
City and County of Denver, Limited Tax, Series A, 5.00%, 12/01/39 . . . . . . . . . . . . . . . . . . . . . . . .	595,000	670,934
City and County of Denver, Limited Tax, Series A, 5.00%, 8/01/49 . . . . . . . . . . . . . . . . . . . . . . . . .	540,000	602,926
Hunters Overlook Metropolitan District No. 5 GO,
In the Town of Severance, Weld County, Limited Tax, Series A, 5.00%, 12/01/39 . . . . . . . . . . . . . . .	750,000	821,610
In the Town of Severance, Weld County, Limited Tax, Series A, 5.00%, 12/01/49 . . . . . . . . . . . . . . .	1,000,000	1,085,800
Leyden Rock Metropolitan District No. 10 GO, Refunding and Improvement, Series A, 5.00%, 12/01/45 . .	1,250,000	1,320,463
Palisade Park West Metropolitan District GO, City and County of Broomfield, Limited Tax, Series A,
5.125%, 12/01/49 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,500,000	1,581,480
The Plaza Metropolitan District No. 1 Revenue, Refunding, 5.00%, 12/01/40 . . . . . . . . . . . . . . . . . . . . .	3,000,000	3,171,540
Public Authority for Colorado Energy Natural Gas Purchase Revenue,
6.125%, 11/15/23. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,060,000	2,284,705
6.25%, 11/15/28. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	12,500,000	16,352,875
6.50%, 11/15/38. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	80,100,000	130,417,218
Regional Transportation District COP, Refunding, Series A, 5.00%, 6/01/25 . . . . . . . . . . . . . . . . . . . . . .	1,115,000	1,126,485
Ritoro Metropolitan District GO, In the Town of Elizabeth, Elbert County, Limited Tax, Series A, 5.00%,
12/01/49 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,000,000	2,110,420
Sierra Ridge Metropolitan District No. 2 GO, Douglas County, Limited Tax, Senior, Series A, 5.50%,
12/01/46 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,500,000	1,586,010
South Aurora Regional Improvement Authority Special Revenue, In the City of Aurora, 6.25%, 12/01/57 . .	2,815,000	3,023,000
franklintempleton.com	Annual Report	83

FRANKL IN TAX-FREE TRUST

STATEMEN T OF INVEST MENT S

Franklin High Yield Tax-Free Income Fund (continued)

	Principal
	Amount	Value

Municipal Bonds (continued)
Colorado (continued)
Southglenn Metropolitan District Special Revenue,
In the City of Centennial Colorado, Refunding, 5.00%, 12/01/30 . . . . . . . . . . . . . . . . . . . . . . . . . .	$ 3,470,000	$3,713,004
In the City of Centennial Colorado, Refunding, 5.00%, 12/01/36 . . . . . . . . . . . . . . . . . . . . . . . . . .	810,000	860,390
In the City of Centennial Colorado, Refunding, 5.00%, 12/01/46 . . . . . . . . . . . . . . . . . . . . . . . . . .	4,200,000	4,441,836
STC Metropolitan District No. 2 GO,
Superior Town, Boulder County, Limited Tax, Special Revenue, Refunding and Improvement, Series
A, 5.00%, 12/01/38 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,000,000	2,213,540
Superior Town, Boulder County, Limited Tax, Special Revenue, Refunding and Improvement, Series
A, 5.00%, 12/01/49 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,000,000	1,100,660
Village at Dry Creek Metropolitan District No. 2 GO, In the City of Thorton, Adams County, Limited Tax,
Special, 4.375%, 12/01/44 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,370,000	1,456,776
b Villages Castle Rock Metropolitan District No. 4 Revenue, Refunding, 6/01/31 . . . . . . . . . . . . . . . . . . . .	3,000,000	2,400,000
Weld County School District No. 6 Greeley GO,
5.00%, 12/01/29. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,000,000	1,364,490
5.00%, 12/01/30. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	750,000	1,016,813
Wild Plum Metropolitan District GO, In the Town of Columbine Valley, Arapahoe County, Limited Tax,
Series A, 5.00%, 12/01/49 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	595,000	639,595
Willow Bend Metropolitan District GO, In the City of Thornton, Adams County, Limited Tax, Series A,
5.00%, 12/01/49 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,000,000	1,083,170

		319,507,772
Connecticut 0.4%

Connecticut State GO, Series A, 3.00%, 1/15/39 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,700,000	1,845,231
Connecticut State Health and Educational Facilities Authority Revenue,
Church Home of Hartford Inc. Project, Series A, 5.00%, 9/01/46 . . . . . . . . . . . . . . . . . . . . . . . . . .	1,490,000	1,682,478
Church Home of Hartford Inc. Project, Series A, 5.00%, 9/01/53 . . . . . . . . . . . . . . . . . . . . . . . . . .	4,650,000	5,230,134
Masonicare Issue, Refunding, Series F, 5.00%, 7/01/37 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,500,000	6,223,745
Masonicare Issue, Refunding, Series F, 5.00%, 7/01/43 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	13,000,000	14,594,450

		29,576,038
Delaware 0.1%

Delaware State GO,
Series A, 5.00%, 1/01/30 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,000,000	1,381,460
Series A, 5.00%, 1/01/31 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,000,000	1,374,830
Series A, 4.00%, 1/01/32 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,000,000	1,269,700
Delaware State Health Facilities Authority Revenue, Christiana Care Health System, Refunding, Series
A, 4.00%, 10/01/49 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,000,000	1,180,800

		5,206,790
District of Columbia 2.9%

District of Columbia Revenue,
American Society of Hematology Issue, 5.00%, 7/01/36 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,500,000	1,628,310
American Society of Hematology Issue, 5.00%, 7/01/42 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	9,515,000	10,280,862
Assn. of American Medical Colleges Issue, Series B, Pre-Refunded, 5.25%, 10/01/36 . . . . . . . . . . .	12,425,000	13,296,241
Assn. of American Medical Colleges Issue, Series B, Pre-Refunded, 5.00%, 10/01/41 . . . . . . . . . . .	5,010,000	5,341,662
Center for Strategic and International Studies Inc. Issue, Pre-Refunded, 6.375%, 3/01/31 . . . . . . . .	4,710,000	4,960,148
Center for Strategic and International Studies Inc. Issue, Pre-Refunded, 6.625%, 3/01/41 . . . . . . . .	5,500,000	5,814,435

84	Annual Report	franklintempleton.com

FRANKL IN TAX-FREE TRUS T

S TAT EMEN T OF INVEST MENT S

Franklin High Yield Tax-Free Income Fund (continued)

	Principal
	Amount	Value

Municipal Bonds (continued)
District of Columbia (continued)
District of Columbia Revenue, (continued)
Deed Tax, Series A, 5.00%, 6/01/40 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$ 13,000,000	$13,114,140
The Methodist Home of the District of Columbia Issue, Series A, 5.125%, 1/01/35. . . . . . . . . . . . . .	1,565,000	1,621,340
The Methodist Home of the District of Columbia Issue, Series A, 5.25%, 1/01/39 . . . . . . . . . . . . . .	1,015,000	1,052,535
District of Columbia Tobacco Settlement FICO Revenue,
Asset-Backed, Refunding, 6.50%, 5/15/33. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	13,440,000	15,959,194
Capital Appreciation, Asset-Backed, Series A, zero cpn., 6/15/46 . . . . . . . . . . . . . . . . . . . . . . . . .	175,000,000	34,721,750
Metropolitan Washington Airports Authority Dulles Toll Road Revenue, Dulles Metrorail and Capital
Improvement Projects, Convertible Capital Appreciation, second senior lien, Series C, Assured
Guaranty, 6.50%, 10/01/41. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	60,145,000	79,597,096
Washington Convention and Sports Authority Dedicated Tax Revenue, Convention Center Hotel Project,
senior lien, Series A, 5.00%, 10/01/40 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	10,000,000	10,226,900

		197,614,613
Florida 5.5%

Brooks of Bonita Springs CDD Capital Improvement Revenue, Lee County, 6.85%, 5/01/31 . . . . . . . . . .	835,000	836,703
Broward County Port Facilities Revenue, Series B, 4.00%, 9/01/49 . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	5,656,700
Cape Coral Health Facilities Authority Revenue, Senior Housing, Gulf Care Inc. Project, Refunding,
6.00%, 7/01/45 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,250,000	5,812,695
Capital Trust Agency Educational Facilities Revenue,
Odyssey Charter School Projects, 5.00%, 7/01/49 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,280,000	1,448,730
Odyssey Charter School Projects, 5.00%, 7/01/54 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,390,000	2,697,641
Capital Trust Agency Retirement Facility Revenue, Sarasota-Manatee Jewish Housing Council Inc.
Project ACCD Investments, Refunding, 5.00%, 7/01/46 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,250,000	3,520,140
Capital Trust Agency Revenue, Provision Cares Proton Therapy Center Orlando Project, senior, 7.50%,
6/01/48 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	10,000,000	11,006,100
Capital Trust Agency Student Housing Revenue, University Bridge LLC Student Housing Project, Series
A, 5.25%, 12/01/43 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	31,755,000	35,401,744
Collier County Educational Facilities Authority Revenue,
Ave Maria University Inc. Project, Refunding, Series A, 6.00%, 6/01/33. . . . . . . . . . . . . . . . . . . . . .	5,500,000	6,009,685
Ave Maria University Inc. Project, Refunding, Series A, 6.00%, 6/01/38. . . . . . . . . . . . . . . . . . . . . .	12,000,000	13,068,960
Hodges University Inc. Project, 6.125%, 11/01/43 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	10,035,000	11,095,800
Escambia County Health Facilities Authority Health Care Facilities Revenue,
Baptist Health Care Corp. Obligated Group, Refunding, Series A, 4.00%, 8/15/45 . . . . . . . . . . . . . .	1,500,000	1,732,050
Baptist Health Care Corp. Obligated Group, Refunding, Series A, 4.00%, 8/15/50 . . . . . . . . . . . . . .	1,500,000	1,721,445
Florida State Board of Education GO,
c Public Education Capital Outlay, Refunding, Series A, 5.00%, 6/01/30 . . . . . . . . . . . . . . . . . . . . . .	1,000,000	1,384,400
c Public Education Capital Outlay, Refunding, Series A, 5.00%, 6/01/31 . . . . . . . . . . . . . . . . . . . . . .	1,000,000	1,381,010
c Public Education Capital Outlay, Refunding, Series A, 5.00%, 6/01/32 . . . . . . . . . . . . . . . . . . . . . .	1,000,000	1,377,980
c Public Education Capital Outlay, Refunding, Series A, 5.00%, 6/01/33 . . . . . . . . . . . . . . . . . . . . . .	1,000,000	1,374,380
Public Education Capital Outlay, Refunding, Series D, 6.00%, 6/01/23 . . . . . . . . . . . . . . . . . . . . . .	5,000,000	5,832,600
Greenway ID Special Assessment Revenue, 5.125%, 5/01/43 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	36,710,000	38,317,898
Indian Trace Development District Special Assessment, Isles at Weston Project, 5.50%, 5/01/33 . . . . . . .	2,100,000	2,106,027
Indigo CDD Capital Improvement Revenue,
Refunding, Series A, 7.00%, 5/01/31 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	630,000	631,014
Refunding, Series C, 7.00%, 5/01/30 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4,123,752	2,886,626
franklintempleton.com	Annual Report	85

FRANKL IN TAX-FREE TRUST

STATEMEN T OF INVEST MENT S

Franklin High Yield Tax-Free Income Fund (continued)

	Principal
	Amount	Value

Municipal Bonds (continued)
Florida (continued)
Martin County Health Facilities Authority Hospital Revenue,
Martin Memorial Medical Center, Pre-Refunded, 5.50%, 11/15/42 . . . . . . . . . . . . . . . . . . . . . . . . .	$ 3,800,000	$4,096,210
Martin Memorial Medical Center, Pre-Refunded, 5.00%, 11/15/45 . . . . . . . . . . . . . . . . . . . . . . . . .	7,500,000	8,915,700
Miami World Center CDD Special Assessment,
5.125%, 11/01/39. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,000,000	2,256,700
5.25%, 11/01/49. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,500,000	2,823,900
Miami-Dade County Aviation Revenue, Miami International Airport, Series A, Pre-Refunded, 5.50%,
10/01/41 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	20,850,000	21,417,328
Miami-Dade County Educational Facilities Authority Revenue, University of Miami Issue, Refunding,
Series B, AMBAC Insured, 5.25%, 4/01/27 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	10,995,000	13,987,839
Miami-Dade County Expressway Authority Toll System Revenue, Series A, 5.00%, 7/01/40 . . . . . . . . . . .	44,360,000	44,960,191
Miami-Dade County School Board COP, Master Lease Purchase Agreement, Refunding, Series A,
5.00%, 5/01/31 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	7,985,000	8,941,443
Miami-Dade County Water and Sewer System Revenue, Series B, 4.00%, 10/01/49. . . . . . . . . . . . . . . .	10,000,000	11,741,100
North Sumter County Utility Dependent District Utility Revenue,
sub. bond, 6.00%, 10/01/30 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,780,000	3,891,926
sub. bond, 6.25%, 10/01/43 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	6,865,000	7,078,158
Northern Palm Beach County ID Special Assessment,
Water Control and Improvement, Unit of Development No. 2C, 5.00%, 8/01/34 . . . . . . . . . . . . . . . .	2,700,000	2,933,118
Water Control and Improvement, Unit of Development No. 2C, 5.00%, 8/01/37 . . . . . . . . . . . . . . . .	750,000	837,375
Water Control and Improvement, Unit of Development No. 2C, 5.00%, 8/01/46 . . . . . . . . . . . . . . . .	3,000,000	3,328,620
Water Control and Improvement, Unit of Development No. 2C, 5.20%, 8/01/46 . . . . . . . . . . . . . . . .	6,000,000	6,489,840
Orange County Health Facilities Authority Revenue,
Presbyterian Retirement Communities Project, 5.00%, 8/01/41 . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,800,000	2,037,294
Presbyterian Retirement Communities Project, 5.00%, 8/01/47 . . . . . . . . . . . . . . . . . . . . . . . . . . .	6,285,000	7,085,395
Palm Beach County Health Facilities Authority Revenue, Retirement Communities, ACTS Retirement-Life
Communities Inc., Obligated Group, Refunding, 5.00%, 11/15/32 . . . . . . . . . . . . . . . . . . . . . . . . . . . .	8,180,000	9,851,256
Pelican Marsh CDD Special Assessment Revenue,
Refunding, 4.875%, 5/01/22 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	480,000	489,019
Refunding, 5.375%, 5/01/31 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,270,000	1,340,739
Pinellas County IDAR,
Drs. Kiran & Pallavi Patel 2017 Foundation for Global Understanding Inc. Project, 5.00%, 7/01/29 . . .	1,000,000	1,211,600
Drs. Kiran & Pallavi Patel 2017 Foundation for Global Understanding Inc. Project, 5.00%, 7/01/39 . . .	2,000,000	2,417,340
River Place St. Lucie CDD Special Assessment Revenue,
Series A, 7.625%, 5/01/21. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	600,000	462,162
Series A, 7.625%, 5/01/30. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,590,000	1,225,954
Somerset CDD Revenue, Capital Improvement, 5.30%, 5/01/37 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	6,100,000	6,105,124
Village CDD No. 6 Special Assessment Revenue, Refunding, 4.00%, 5/01/35 . . . . . . . . . . . . . . . . . . . .	3,545,000	3,684,957
Village CDD No. 9 Special Assessment Revenue,
6.75%, 5/01/31 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	6,635,000	7,026,332
7.00%, 5/01/41 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,880,000	6,296,128
Refunding, 5.00%, 5/01/22 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	585,000	610,407
Refunding, 5.25%, 5/01/31 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,840,000	1,952,792
Refunding, 5.50%, 5/01/42 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,840,000	1,956,564

86	Annual Report	franklintempleton.com

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Franklin High Yield Tax-Free Income Fund (continued)

	Principal
	Amount	Value

Municipal Bonds (continued)
Florida (continued)
Village CDD No. 10 Special Assessment Revenue,
5.75%, 5/01/31 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$ 1,800,000	$2,022,228
5.00%, 5/01/32 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,165,000	5,546,745
5.125%, 5/01/43. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	8,200,000	8,855,180
6.00%, 5/01/44 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	7,400,000	8,409,434
Westchase East CDD Capital Improvement Revenue, 7.10%, 5/01/21 . . . . . . . . . . . . . . . . . . . . . . . . .	205,000	205,992

		377,792,418
Georgia 1.5%

Atlanta Airport Revenue, General, Series B, 5.00%, 7/01/44 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	15,200,000	19,309,320
d Baldwin County Hospital Authority Revenue, Oconee Regional Medical Center, 5.375%, 12/01/28 . . . . . .	1,470,000	15
Cobb County Development Authority Revenue,
Presbyterian Village Austell Project, Refunding, Series A, 5.00%, 12/01/39 . . . . . . . . . . . . . . . . . . .	1,825,000	1,986,275
Presbyterian Village Austell Project, Refunding, Series A, 5.00%, 12/01/49 . . . . . . . . . . . . . . . . . . .	10,760,000	11,629,623
Forsyth County Hospital Authority Revenue, Anticipation Certificates, Georgia Baptist Health Care
System Project, ETM, 6.375%, 10/01/28 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	7,400,000	9,349,530
Georgia Municipal Electric Authority Revenue,
Plant Vogtle Units 3 and 4 Project M, Series A, 5.00%, 1/01/56 . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	6,024,250
Plant Vogtle Units 3 and 4 Project P, Series B, 5.00%, 1/01/48 . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4,595,000	5,572,678
Georgia State HFAR, SFM, Series B, 3.20%, 12/01/44 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	8,000,000	8,572,080
Main Street Natural Gas Inc. Gas Supply Revenue, Series A, 5.00%, 5/15/49 . . . . . . . . . . . . . . . . . . . .	11,500,000	17,349,015
Main Street Natural Gas Inc. Revenue,
Gas Project, Series A, 5.50%, 9/15/25 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	6,106,350
Gas Project, Series A, 5.50%, 9/15/27 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4,000,000	5,126,120
Gas Project, Series A, 5.50%, 9/15/28 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	10,000,000	13,120,600

		104,145,856
Idaho 0.2%

Idaho State Housing and Finance Assn. EDR, TDF Facilities Project, Series A, 7.00%, 2/01/36 . . . . . . . .	13,305,000	13,954,151
Illinois 4.0%

Bolingbrook GO, Will and DuPage Counties, Capital Appreciation, Refunding, Series A, zero cpn.,
1/01/35 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	19,800,000	10,231,254
Bourbonnais Industrial Project Revenue, Olivet Nazarene University Project, Pre-Refunded, 5.50%,
11/01/40 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,570,000	3,679,885
Bureau County Township High School District No. 502 GO, Hall, School Building, Series A, BAM Insured,
Pre-Refunded, 6.625%, 10/01/43 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,250,000	6,371,453
Chicago O'Hare International Airport Revenue,
Passenger Facility Charge, Series B, 5.00%, 1/01/35 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	12,555,000	12,591,535
Passenger Facility Charge, Series B, 5.00%, 1/01/40 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	20,430,000	20,488,021
Chicago Transit Authority Sales Tax Receipts Revenue, 5.25%, 12/01/36 . . . . . . . . . . . . . . . . . . . . . . .	11,000,000	11,812,680
Cook County GO, Refunding, Series C, 5.00%, 11/15/29. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	34,555,000	37,840,489
Illinois State Finance Authority Education Revenue,
Illinois Charter Schools Project - Noble Network of Charter Schools, Refunding, 5.00%, 9/01/25 . . . .	2,750,000	3,061,273
Illinois Charter Schools Project - Noble Network of Charter Schools, Refunding, 5.00%, 9/01/32 . . . .	3,750,000	4,202,550
franklintempleton.com	Annual Report	87

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Franklin High Yield Tax-Free Income Fund (continued)

	Principal
	Amount	Value

Municipal Bonds (continued)
Illinois (continued)
d Illinois State Finance Authority MFHR,
Better Housing Foundation Blue Station Project, Series A-1, 5.00%, 12/01/43 . . . . . . . . . . . . . . . . .	$ 3,000,000	$1,650,000
Better Housing Foundation Blue Station Project, Series A-1, 5.00%, 12/01/53 . . . . . . . . . . . . . . . . .	3,075,000	1,691,250
Better Housing Foundation ERNST Portfolio Project, Series A-1, 5.10%, 12/01/43 . . . . . . . . . . . . . .	1,600,000	440,000
Better Housing Foundation ERNST Portfolio Project, Series A-1, 5.25%, 12/01/53 . . . . . . . . . . . . . .	2,600,000	715,000
Windy City Portfolio Project, Series A-1, 4.375%, 12/01/42 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,815,000	1,632,700
Illinois State Finance Authority Revenue,
OSF Healthcare System, Series A, 5.00%, 11/15/45 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	15,750,000	18,301,972
Plymouth Place Inc., Refunding, 5.00%, 5/15/37 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,500,000	2,750,350
Plymouth Place Inc., Refunding, 5.25%, 5/15/45 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,100,000	1,207,184
Rosalind Franklin University, Refunding, Series A, 5.00%, 8/01/47 . . . . . . . . . . . . . . . . . . . . . . . . .	1,525,000	1,791,006
Rosalind Franklin University Research Building Project, Series C, 5.00%, 8/01/46 . . . . . . . . . . . . . .	1,900,000	2,233,469
Westminster Village, Refunding, Series A, 5.00%, 5/01/48 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4,030,000	4,348,128
Westminster Village, Refunding, Series A, 5.25%, 5/01/48 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	10,000,000	10,955,000
Westminster Village, Refunding, Series A, 5.50%, 5/01/53 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	8,310,000	9,200,333
Illinois State Finance Authority Student Housing Revenue,
CHF-DeKalb II LLC, Northern Illinois University Project, 6.875%, 10/01/43 . . . . . . . . . . . . . . . . . . .	15,000,000	15,852,900
CHF-Normal LLC, Illinois State University Project, Pre-Refunded, 7.00%, 4/01/43 . . . . . . . . . . . . . .	7,500,000	7,991,175
Illinois State Finance Authority Water Facility Revenue, American Water Capital Corp. Project, 5.25%,
5/01/40 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	10,415,000	10,476,969
Metropolitan Pier and Exposition Authority Dedicated State Tax Revenue,
McCormick Place Expansion Project, Capital Appreciation, Refunding, Series B-1, AGMC Insured,
zero cpn., 6/15/45. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	18,100,000	9,674,993
McCormick Place Expansion Project, Capital Appreciation, Series A, NATL Insured, zero cpn.,
6/15/35 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	10,000,000	7,175,100
Metropolitan Pier and Exposition Authority Hospitality Facilities Revenue, McCormick Place Convention
Center, ETM, 7.00%, 7/01/26 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	6,205,000	7,537,834
Railsplitter Tobacco Settlement Authority Revenue, Pre-Refunded, 6.00%, 6/01/28. . . . . . . . . . . . . . . . .	24,650,000	26,240,171
Upper Illinois River Valley Development Authority MFHR,
Prairie View and Timber Oaks Apartments, Series A1, 5.00%, 12/01/54 . . . . . . . . . . . . . . . . . . . . .	11,000,000	11,233,640
Prairie View and Timber Oaks Apartments, Sub Series B, 6.00%, 12/01/54. . . . . . . . . . . . . . . . . . .	5,500,000	5,611,815
Village of Hillside Revenue, Tax Increment, Cook County, Refunding, 5.00%, 1/01/30 . . . . . . . . . . . . . . .	2,690,000	2,951,872

		271,942,001
Indiana 0.8%

Indiana Finance Authority Midwestern Disaster Relief Revenue, Ohio Valley Electric Corp. Project, Series
A, 5.00%, 6/01/32 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	10,000,000	10,526,400
Indiana Finance Authority Revenue,
Baptist Homes of Indiana Senior Living, 5.75%, 11/15/41 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	5,319,500
Educational Facilities, Marian University Project, Pre-Refunded, 6.375%, 9/15/41 . . . . . . . . . . . . . .	12,500,000	13,543,750
Greencroft Obligated Group, Series A, 7.00%, 11/15/43 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	5,748,150
Private Activity, Ohio River Bridges East End Crossing Project, Series A, 5.00%, 7/01/40 . . . . . . . . .	12,500,000	13,887,000
Indiana State Housing and CDA MFHR, Lake Meadows Assisted Living Project, Series A, 5.00%,
1/01/39 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,000,000	2,108,100
c Indiana University Lease Purchase Obligations Revenue, The Trustees of Indiana University, Refunding,
Series A, 4.00%, 6/01/45 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,000,000	1,207,490

		52,340,390

88	Annual Report	franklintempleton.com

FRANKL IN TAX-FREE TRUS T

S TAT EMEN T OF INVEST MENT S

Franklin High Yield Tax-Free Income Fund (continued)

	Principal
	Amount	Value

Municipal Bonds (continued)
Iowa 0.8%
Iowa Higher Education Loan Authority Revenue, Private College Facility, Upper Iowa University Project,
Pre-Refunded, 6.00%, 9/01/39 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$ 11,000,000	$ 11,280,060
Iowa State Finance Authority Revenue, Revolving Fund, Green Bonds, Series A, 5.00%, 8/01/31 . . . . . .	1,000,000	1,382,940
Iowa State Finance Authority Senior Housing Revenue,
Northcrest Inc. Project, Series A, 5.00%, 3/01/38 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,000,000	1,111,460
Northcrest Inc. Project, Series A, 5.00%, 3/01/48 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,750,000	1,928,850
Tobacco Settlement Authority Tobacco Settlement Revenue, Capital Appreciation, Asset-Backed,
Refunding, Series B, 5.60%, 6/01/34 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	35,850,000	36,231,802

		51,935,112
Kansas 0.0%†

Wyandotte County/Kansas City Unified Government Revenue, Kansas Community ID Sales Tax,
Legends Apartments Garage and West Lawn Project, 4.50%, 6/01/40 . . . . . . . . . . . . . . . . . . . . . . . .	1,900,000	2,046,300
Kentucky 1.0%

Kentucky Economic Development Finance Authority Revenue,
Hospital, Owensboro Health Inc., Refunding, Series A, 5.25%, 6/01/41. . . . . . . . . . . . . . . . . . . . . .	10,000,000	12,036,100
Hospital, Owensboro Medical Health System Inc., Series A, Pre-Refunded, 6.50%, 3/01/45 . . . . . . .	18,330,000	18,580,205
Kentucky State Public Transportation Infrastructure Authority First Tier Toll Revenue,
Downtown Crossing Project, Capital Appreciation, zero cpn. to 6/30/23, 6.60% thereafter, 7/01/39. . .	10,000,000	12,033,500
Downtown Crossing Project, Capital Appreciation, zero cpn. to 6/30/23, 6.75% thereafter, 7/01/43. . .	5,000,000	5,993,650
Louisville/Jefferson County Metro Government Revenue, College Improvement, Bellarmine
University Inc. Project, 5.625%, 5/01/29. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	430,000	431,049
Ohio County PCR, Big Rivers Electric Corp. Project, Refunding, Series A, 6.00%, 7/15/31 . . . . . . . . . . .	10,500,000	10,625,895
Owen County Waterworks System Revenue, American Water Co. Project, Series A, 5.375%, 6/01/40 . . .	10,000,000	10,102,600

		69,802,999
Louisiana 1.4%

Beauregard Parish Revenue, Boise Cascade Corp. Project, Refunding, 6.80%, 2/01/27 . . . . . . . . . . . . .	13,990,000	14,160,258
Calcasieu Parish Memorial Hospital Service District Hospital Revenue, Lake Charles Memorial Hospital
Project, Refunding, 5.00%, 12/01/39 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,055,000	2,521,526
Louisiana Local Government Environmental Facilities and CDA Revenue,
Green Bonds, Vermilion Parish Louisiana Gomesa Project, 4.625%, 11/01/38 . . . . . . . . . . . . . . . . .	2,080,000	2,295,966
Jefferson Parish Gomesa Project, 4.00%, 11/01/44 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,750,000	2,877,875
Lafourche Parish Gomesa Project, 3.95%, 11/01/43 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4,475,000	4,664,829
St. Martin Parish Gomesa Project, 4.40%, 11/01/44 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,250,000	3,509,643
Tangipahoa Parish Gomesa Project, Green Bonds, 5.375%, 11/01/38 . . . . . . . . . . . . . . . . . . . . . .	2,575,000	2,872,799
Terrebonne Parish Gomesa Project, 5.50%, 11/01/39 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,180,000	2,400,725
Westlake Chemical Corp. Projects, Series A, 6.50%, 8/01/29. . . . . . . . . . . . . . . . . . . . . . . . . . . . .	9,000,000	9,204,210
Westlake Chemical Corp. Projects, Series A-2, 6.50%, 11/01/35 . . . . . . . . . . . . . . . . . . . . . . . . . .	8,000,000	8,271,920
Louisiana Public Facilities Authority Hospital Revenue,
Lafayette General Health System Project, Refunding, Series A, 5.00%, 11/01/41. . . . . . . . . . . . . . .	2,000,000	2,294,380
Lafayette General Health System Project, Refunding, Series A, 5.00%, 11/01/45. . . . . . . . . . . . . . .	7,405,000	8,452,437
Louisiana Public Facilities Authority Revenue,
Ochsner Clinic Foundation Project, Pre-Refunded, 6.50%, 5/15/37 . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	5,337,100
Ochsner Clinic Foundation Project, Pre-Refunded, 6.75%, 5/15/41 . . . . . . . . . . . . . . . . . . . . . . . .	15,500,000	16,591,200
Ochsner Clinic Foundation Project, Pre-Refunded, 5.00%, 5/15/47 . . . . . . . . . . . . . . . . . . . . . . . .	60,000	74,230
franklintempleton.com	Annual Report	89

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STATEMEN T OF INVEST MENT S

Franklin High Yield Tax-Free Income Fund (continued)

	Principal
	Amount	Value

Municipal Bonds (continued)
Louisiana (continued)
Louisiana State Local Government Environmental Facilities and CDA Revenue, Student Housing,
Provident Group - ULM Properties LLC - University of Louisiana at Monroe Project, Series A, 5.00%,
7/01/54 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$ 4,000,000	$4,458,640
St. Tammany Public Trust Financing Authority Revenue,
Christwood Project, Refunding, 5.25%, 11/15/29 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,200,000	1,349,400
Christwood Project, Refunding, 5.25%, 11/15/37 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,650,000	1,829,108
Tobacco Settlement FICO Revenue, Tobacco Settlement, Asset-Backed, Refunding, Series A, 5.25%,
5/15/35 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,000,000	1,111,900

		94,278,146
Maine 0.3%

Maine State Governmental Facilities Authority Revenue,
Lease Rental, Series A, 5.00%, 10/01/26 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	750,000	942,172
Lease Rental, Series A, 3.00%, 10/01/39 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,800,000	1,951,110
Maine State Health and Higher Educational Facilities Authority Revenue,
Maine General Medical Center Issue, 6.75%, 7/01/36. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4,250,000	4,537,130
Maine General Medical Center Issue, 7.00%, 7/01/41. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	10,000,000	10,693,000
Rumford PCR, Boise Cascade Corp. Project, Refunding, 6.625%, 7/01/20 . . . . . . . . . . . . . . . . . . . . . .	4,800,000	4,858,320

		22,981,732
Maryland 0.9%

c Baltimore County GO, Consololidated Public Improvement, Refunding, 4.00%, 3/01/34. . . . . . . . . . . . . .	1,000,000	1,252,160
Baltimore Special Obligation Revenue,
Mayor and City Council of Baltimore, Harbor Point Project, Refunding, 5.00%, 6/01/36. . . . . . . . . . .	1,250,000	1,366,013
Mayor and City Council of Baltimore, Harbor Point Project, Refunding, 5.125%, 6/01/43 . . . . . . . . . .	2,500,000	2,742,125
Frederick County Tax Increment and Special Tax B,
Limited Obligation, Oakdale-Lake Linganore Project, Refunding, 3.25%, 7/01/29 . . . . . . . . . . . . . . .	750,000	784,695
Limited Obligation, Oakdale-Lake Linganore Project, Refunding, 3.75%, 7/01/39 . . . . . . . . . . . . . . .	1,410,000	1,484,871
Harford County Special Obligation Tax Allocation, Beachtree Estates Project, 7.50%, 7/01/40 . . . . . . . . .	6,845,000	6,941,309
Maryland EDC Revenue, Economic Development, Transportation Facilities Project, Series A, Pre-
Refunded, 5.75%, 6/01/35 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	13,070,000	13,228,408
Maryland State Community Development Administration Department of Housing and CDR,
Residential, Refunding, Series B, 3.20%, 9/01/39. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	10,000,000	10,796,400
Residential, Refunding, Series C, 3.00%, 9/01/39. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	7,500,000	8,007,150
Prince George's County Special Obligation,
Westphalia Town Center Project, 5.125%, 7/01/39 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,500,000	1,719,660
Westphalia Town Center Project, 5.25%, 7/01/48 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,125,000	2,434,209
Washington Suburban Sanitary District Revenue,
Montgomery and Prince George's Counties, Consolidated Public Improvement, 3.00%, 6/01/42 . . . .	1,700,000	1,853,850
Montgomery and Prince George's Counties, Consolidated Public Improvement, 3.00%, 6/01/43 . . . .	1,700,000	1,849,736
Montgomery and Prince George's Counties, Consolidated Public Improvement, 3.00%, 6/01/44 . . . .	1,800,000	1,954,152
Montgomery and Prince George's Counties, Consolidated Public Improvement, 3.00%, 6/01/45 . . . .	1,800,000	1,950,858
Montgomery and Prince George's Counties, Consolidated Public Improvement, 3.00%, 6/01/46 . . . .	1,800,000	1,948,374
Montgomery and Prince George's Counties, Consolidated Public Improvement, 3.00%, 6/01/48 . . . .	1,800,000	1,943,802
Montgomery and Prince George's Counties, Consolidated Public Improvement, 3.00%, 6/01/49 . . . .	1,800,000	1,940,904

		64,198,676

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Franklin High Yield Tax-Free Income Fund (continued)

	Principal
	Amount	Value

Municipal Bonds (continued)
Massachusetts 1.3%
Massachusetts Bay Transportation Authority Revenue, General Transportation System, Series A, 7.00%,
3/01/21 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$495,000	$510,810
Massachusetts Development Finance Agency Revenue,
North Hill Communities Issue, Series A, Pre-Refunded, 6.25%, 11/15/28 . . . . . . . . . . . . . . . . . . . .	1,868,000	2,178,107
North Hill Communities Issue, Series A, Pre-Refunded, 6.25%, 11/15/33 . . . . . . . . . . . . . . . . . . . .	2,000,000	2,396,580
North Hill Communities Issue, Series A, Pre-Refunded, 6.50%, 11/15/43 . . . . . . . . . . . . . . . . . . . .	4,125,000	4,977,101
Massachusetts State Development Finance Agency Revenue,
Linden Ponds Inc. Facility, 5.00%, 11/15/38 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,000,000	3,506,160
Linden Ponds Inc. Facility, 5.125%, 11/15/46 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	5,834,950
Massachusetts Institute of Technology Issue, Series P, 5.00%, 7/01/50. . . . . . . . . . . . . . . . . . . . . .	1,000,000	1,703,000
Massachusetts State Educational Financing Authority Education Loan Revenue, Issue K, Refunding,
5.25%, 7/01/29 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4,575,000	4,930,157
c Massachusetts State GO, Consolidated Loan of 2020, Series B, 4.00%, 3/01/32 . . . . . . . . . . . . . . . . . .	1,000,000	1,261,740
Massachusetts State Port Authority Special Facilities Revenue, ConRAC Project, Series A, 5.125%,
7/01/41 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	10,340,000	10,917,076
Massachusetts State Special Obligation Dedicated Tax Revenue, Refunding, NATL Insured, 5.50%,
1/01/34 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	35,000,000	50,554,350

		88,770,031
Michigan 4.3%

Detroit City School District GO, School Building and Site Improvement, Series A, AGMC Insured, 6.00%,
5/01/29 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	15,900,000	20,374,578
Detroit Sewage Disposal System Revenue,
second lien, Series B, NATL Insured, 5.50%, 7/01/29 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	6,518,250
second lien, Series B, NATL Insured, 5.00%, 7/01/36 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	15,000	15,044
Detroit Water and Sewerage Department Sewage Disposal System Revenue, senior lien, Refunding,
Series A, 5.25%, 7/01/39 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	12,000,000	13,169,400
Ecorse City GO, Financial Recovery, Dedicated Tax, 6.50%, 11/01/35. . . . . . . . . . . . . . . . . . . . . . . . . .	4,215,000	4,555,108
Michigan Finance Authority Revenue,
Higher Education, Limited Obligation, Thomas M. Cooley Law School Project, Refunding, 6.00%,
7/01/24 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,000,000	3,118,020
Higher Education, Limited Obligation, Thomas M. Cooley Law School Project, Refunding, 6.75%,
7/01/44 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,505,000	5,877,468
Hospital, Bronson Healthcare Group Inc., Refunding, Series A, 5.00%, 5/15/54 . . . . . . . . . . . . . . . .	30,000,000	35,382,600
Hospital, CHE Trinity Health Credit Group, Refunding, Series MI-4, 5.00%, 12/01/39 . . . . . . . . . . . .	7,000,000	9,216,200
Hospital, CHE Trinity Health Credit Group, Refunding, Series MI-5, 4.00%, 12/01/40 . . . . . . . . . . . .	11,295,000	13,475,839
Hospital, Trinity Health Credit Group, Refunding, Series A, 5.00%, 12/01/41 . . . . . . . . . . . . . . . . . .	2,500,000	3,274,250
Hospital, Trinity Health Credit Group, Series MI, Pre-Refunded, 5.00%, 12/01/39 . . . . . . . . . . . . . . .	27,525,000	29,538,179
Hospital, Trinity Health Credit Group, Series MI, Pre-Refunded, 5.00%, 12/01/39 . . . . . . . . . . . . . . .	75,000	80,418
Local Government Loan Program, Public Lighting Authority, Local Project, Refunding, Series B,
5.00%, 7/01/39. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,600,000	6,294,680
Local Government Loan Program, Public Lighting Authority, Local Project, Refunding, Series B,
5.00%, 7/01/44. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	5,585,050
Local Government Loan Program, senior lien, Refunding, Series C-1, 5.00%, 7/01/44 . . . . . . . . . . .	10,000,000	10,813,500
Local Government Loan Program, senior lien, Refunding, Series C-3, AGMC Insured, 5.00%,
7/01/32 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	10,000,000	11,661,200
Local Government Loan Program, senior lien, Refunding, Series C-3, AGMC Insured, 5.00%,
7/01/33 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,000,000	3,476,190
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Franklin High Yield Tax-Free Income Fund (continued)

	Principal
	Amount	Value

Municipal Bonds (continued)
Michigan (continued)
Michigan Finance Authority Revenue, (continued)
Local Government Loan Program, senior lien, Refunding, Series D-1, AGMC Insured, 5.00%,
7/01/37 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$ 5,000,000	$5,755,150
Local Government Loan Program, senior lien, Refunding, Series D-4, 5.00%, 7/01/29 . . . . . . . . . . .	11,000,000	12,870,440
Local Government Loan Program, senior lien, Refunding, Series D-4, 5.00%, 7/01/30 . . . . . . . . . . .	9,000,000	10,504,530
Local Government Loan Program, senior lien, Refunding, Series D-4, 5.00%, 7/01/34 . . . . . . . . . . .	10,000,000	11,561,500
Local Government Loan Program, senior lien, Series C-6, 5.00%, 7/01/33 . . . . . . . . . . . . . . . . . . .	10,000,000	11,578,200
Michigan Hospital Finance Authority Revenue, Trinity Health Credit Group, Series C, Pre-Refunded,
5.00%, 12/01/34 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	28,860,000	31,530,127
Michigan State Building Authority Revenue, Facilities Program, Refunding, Series II-A, 5.375%, 10/15/41.	10,000,000	10,759,100
Michigan Tobacco Settlement Finance Authority Revenue,
First Subordinate, Capital Appreciation, Series B, zero cpn., 6/01/52 . . . . . . . . . . . . . . . . . . . . . . .	150,000,000	11,599,500
Tobacco Settlement Asset-Backed, Senior, Series A, 6.00%, 6/01/34 . . . . . . . . . . . . . . . . . . . . . . .	2,500,000	2,552,100
Tobacco Settlement Asset-Backed, Senior, Series A, 6.00%, 6/01/48 . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	5,102,900

		296,239,521
Minnesota 0.2%

Apple Valley Senior Housing Revenue, PHS Apple Valley Senior Housing Inc. - Orchard Path Project,
Refunding, 5.00%, 9/01/58 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	6,000,000	6,497,160
Minneapolis Senior Housing and Healthcare Revenue,
Ecumen - Abiitan Mill City Project, 5.25%, 11/01/45 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,800,000	2,959,040
Ecumen - Abiitan Mill City Project, 5.375%, 11/01/50 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,000,000	1,001,500
Minnesota Higher Education Facilities Authority Revenue, College of St. Scholastica Inc., Refunding,
4.00%, 12/01/40 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,000,000	1,151,610
Wayzata Senior Housing Revenue,
Folkestone Senior Living Community, Refunding, 5.00%, 8/01/49 . . . . . . . . . . . . . . . . . . . . . . . . . .	1,000,000	1,122,600
Folkestone Senior Living Community, Refunding, 5.00%, 8/01/54 . . . . . . . . . . . . . . . . . . . . . . . . . .	1,000,000	1,120,360

		13,852,270
Mississippi 1.0%

Lowndes County Solid Waste Disposal and PCR, Weyerhaeuser Co. Project, Refunding, Series B,
6.70%, 4/01/22 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	18,875,000	20,659,820
Mississippi Development Bank Special Obligation Revenue, Hancock County Gomesa Project, Green
Bonds, 4.55%, 11/01/39. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,250,000	2,406,015
Mississippi Hospital Equipment and Facilities Authority Revenue, Baptist Memorial Health Care, Series A,
5.00%, 9/01/41 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	30,000,000	35,570,700
Warren County Gulf Opportunity Zone Revenue, International Paper Co. Project, Series A, 5.80%,
5/01/34 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	7,000,000	7,053,060

		65,689,595
Missouri 0.9%

Cape Girardeau County IDA Health Facilities Revenue, Southeast Health, Refunding, Series A, 6.00%,
3/01/33 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4,920,000	5,660,657
Kansas City IDA Airport Special Obligation Revenue, Kansas City International Airport Terminal
Modernization Project, Series B, 5.00%, 3/01/54. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	30,950,000	38,201,585
Kirkwood IDA Retirement Community Revenue,
Aberdeen Heights, Refunding, Series A, 5.25%, 5/15/42 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,000,000	1,162,250
Aberdeen Heights, Refunding, Series A, 5.25%, 5/15/50 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,500,000	4,043,165

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Franklin High Yield Tax-Free Income Fund (continued)

	Principal
	Amount	Value

Municipal Bonds (continued)
Missouri (continued)
Missouri State Health and Educational Facilities Authority Health Facilities Revenue, Mosaic Health
System, Refunding, Series A, 4.00%, 2/15/49. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$ 1,000,000	$1,147,410
St. Louis County IDA Senior Living Facilities Revenue, Friendship Village Chesterfield, Pre-Refunded,
5.00%, 9/01/42 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	7,000,000	7,710,010
Stoddard County IDA Health Facilities Revenue, Southeast Health, Refunding, Series B, 6.00%, 3/01/37 .	4,075,000	4,673,943

		62,599,020
Montana 0.1%

Montana State Facility Finance Authority Health Care Facilities Revenue, Kalispell Regional Medical
Center Obligated Group, Series B, 5.00%, 7/01/48 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,765,000	6,734,558
Nebraska 0.1%

Nebraska Investment Finance Authority SFHR, Series D, GNMA Secured, 3.05%, 9/01/42 . . . . . . . . . . .	4,000,000	4,188,400
Nevada 0.8%

Clark County ID Special Assessment,
Local ID No. 128, The Summerlin Centre, Series A, 5.00%, 2/01/26 . . . . . . . . . . . . . . . . . . . . . . . .	1,295,000	1,308,831
Local ID No. 128, The Summerlin Centre, Series A, 5.05%, 2/01/31 . . . . . . . . . . . . . . . . . . . . . . . .	1,010,000	1,020,332
Local ID No. 142, Mountain's Edge, Refunding, 5.00%, 8/01/21 . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,065,000	1,116,077
Local ID No. 159, Summerlin Village 16A, 5.00%, 8/01/35. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,340,000	2,611,697
Director of the State of Nevada Department of Business and Industry Charter School Lease Revenue,
Somerset Academy, Series A, 5.00%, 12/15/38 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,000,000	1,094,850
Somerset Academy, Series A, 5.00%, 12/15/48 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,500,000	1,622,520
Director of the State of Nevada Department of Business and Industry Environmental Improvement
Revenue,
Green Fulcrum Sierra Biofuels LLC Project, 5.875%, 12/15/27 . . . . . . . . . . . . . . . . . . . . . . . . . . .	11,885,000	13,341,031
Green Fulcrum Sierra Biofuels LLC Project, 6.25%, 12/15/37 . . . . . . . . . . . . . . . . . . . . . . . . . . . .	9,000,000	10,733,850
Henderson Local ID Special Assessment,
No. T-16, Limited Obligation Improvement, The Falls at Lake Las Vegas, 5.10%, 3/01/22 . . . . . . . . .	995,000	982,334
No. T-16, Limited Obligation Improvement, The Falls at Lake Las Vegas, 5.125%, 3/01/25 . . . . . . . .	1,050,000	1,016,432
No. T-18, Limited Obligation Improvement, Inspirada, Discount Term, Refunding, 4.00%, 9/01/32 . . .	1,750,000	1,855,752
No. T-18, Limited Obligation Improvement, Inspirada, Discount Term, Refunding, 4.00%, 9/01/35 . . .	2,500,000	2,631,050
Las Vegas Special ID No. 610, Local Improvement, Skye Canyon, 5.00%, 6/01/48 . . . . . . . . . . . . . . . . .	8,185,000	9,052,283
Las Vegas Special ID No. 812 Special Assessment,
Local Improvement, Summerlin Village 24, 5.00%, 12/01/27 . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,480,000	1,680,185
Local Improvement, Summerlin Village 24, 5.00%, 12/01/30 . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,715,000	1,932,531
Local Improvement, Summerlin Village 24, 5.00%, 12/01/35 . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,085,000	1,211,413
Las Vegas Special ID No. 814 Special Assessment,
Summerlin Villages 21 and 24A, Local Improvement, 4.00%, 6/01/39 . . . . . . . . . . . . . . . . . . . . . . .	450,000	487,215
Summerlin Villages 21 and 24A, Local Improvement, 4.00%, 6/01/44 . . . . . . . . . . . . . . . . . . . . . . .	750,000	806,340
Reno Sales Tax Revenue, Capital Appreciation, ReTRAC-Reno Transportation Rail Access Corridor
Project, Subordinate, Refunding, Series C, zero cpn., 7/01/58 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	19,500,000	3,272,295

		57,777,018

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Franklin High Yield Tax-Free Income Fund (continued)

	Principal
	Amount	Value

Municipal Bonds (continued)
New Jersey 3.3%
New Jersey EDA Revenue,
Montclair State University Student Housing Project, Provident Group, Montclair Properties LLC,
Series A, Pre-Refunded, 5.875%, 6/01/42 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$ 5,000,000	$5,062,750
School Facilities Construction, Series AAA, 5.00%, 6/15/35 . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,450,000	4,133,894
School Facilities Construction, Series AAA, 5.00%, 6/15/41 . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4,550,000	5,375,097
c White Horse HMT Urban Renewal LLC Project, 5.00%, 1/01/40 . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,000,000	3,074,700
New Jersey EDA Special Facility Revenue,
Continental Airlines Inc. Project, 5.125%, 9/15/23 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	19,800,000	21,345,192
Continental Airlines Inc. Project, 5.25%, 9/15/29 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	41,900,000	46,110,950
New Jersey State Higher Education Assistance Authority Student Loan Revenue, Senior, Series B,
3.00%, 12/01/32 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	8,000,000	8,445,600
New Jersey State Transportation Trust Fund Authority Revenue,
Transportation Program, Series AA, 5.00%, 6/15/38 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4,810,000	5,441,120
Transportation Program, Series AA, 5.25%, 6/15/41 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,500,000	2,905,975
Transportation Program, Series AA, 5.00%, 6/15/44 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	9,335,000	10,506,542
Transportation System, Capital Appreciation, Series A, zero cpn., 12/15/38 . . . . . . . . . . . . . . . . . .	46,750,000	28,211,755
Transportation System, Refunding, Series A, 4.00%, 12/15/39. . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,500,000	1,738,275
Transportation System, Series B, 5.25%, 6/15/36. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	17,500,000	18,384,800
Tobacco Settlement FICO Revenue,
Senior, Refunding, Series A, 5.00%, 6/01/46 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	16,500,000	20,104,425
Senior, Refunding, Series A, 5.25%, 6/01/46 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	11,000,000	13,657,160
Subordinate, Refunding, Series B, 5.00%, 6/01/46 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	25,000,000	29,466,250

		223,964,485
New Mexico 2.1%

Farmington PCR,
Public Service Co. of New Mexico, San Juan Project, Refunding, Series B, 5.90%, 6/01/40 . . . . . . .	58,000,000	58,713,980
Public Service Co. of New Mexico, San Juan Project, Refunding, Series C, 5.90%, 6/01/40 . . . . . . .	18,435,000	18,661,935
Public Service Co. of New Mexico, San Juan Project, Refunding, Series D, 5.90%, 6/01/40 . . . . . . .	53,520,000	54,178,831
Lower Petroglyphs Public ID Special Levy Revenue,
Albuquerque, Refunding, 5.00%, 10/01/33 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	500,000	560,125
Albuquerque, Refunding, 5.00%, 10/01/38 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	450,000	497,480
Albuquerque, Refunding, 5.00%, 10/01/48 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,205,000	1,321,511
New Mexico Mortgage Finance Authority Revenue, SFM Program, Class I, Series D, GNMA Secured,
3.00%, 7/01/39 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,980,000	2,120,659
New Mexico State Hospital Equipment Loan Council First Mortgage Revenue, Haverland Carter Lifestyle
Group, 5.00%, 7/01/42. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	5,284,450

		141,338,971
New York 6.5%

MAC for City of Troy Revenue,
Capital Appreciation, Series C, NATL Insured, zero cpn., 7/15/21 . . . . . . . . . . . . . . . . . . . . . . . . .	428,010	422,852
Capital Appreciation, Series C, NATL Insured, zero cpn., 1/15/22 . . . . . . . . . . . . . . . . . . . . . . . . .	649,658	638,523

94	Annual Report	franklintempleton.com

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Franklin High Yield Tax-Free Income Fund (continued)

	Principal
	Amount	Value

Municipal Bonds (continued)
New York (continued)
MTA Revenue,
Transportation, Climate Bond Certified, Green Bonds, Refunding, Series A, Subseries A-1, 5.00%,
11/15/48 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$ 44,750,000	$ 57,585,195
Transportation, Refunding, Series D, 5.00%, 11/15/38 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	8,790,000	10,051,892
Transportation, Series A, Pre-Refunded, 5.00%, 11/15/41. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	15,500,000	16,649,167
Transportation, Series D, Pre-Refunded, 5.25%, 11/15/40. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	10,000,000	10,320,600
Transportation, Series E, 5.00%, 11/15/33 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	10,000,000	11,463,700
New York City GO,
Refunding, Series C, Subseries C-1, 5.00%, 8/01/30 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,000,000	1,383,340
Series F, 7.50%, 2/01/21 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000	5,026
Series G, 7.50%, 2/01/22 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000	5,025
New York City HDC, MFMR, 8 Spruce Street, Class F, 4.50%, 2/15/48 . . . . . . . . . . . . . . . . . . . . . . . . .	7,500,000	8,018,700
New York City Municipal Water Finance Authority Water and Sewer System Revenue,
Second General Resolution, Series DD, Subseries DD-1, 5.00%, 6/15/30 . . . . . . . . . . . . . . . . . . . .	1,000,000	1,389,130
Second General Resolution, Series DD, Subseries DD-1, 4.00%, 6/15/50 . . . . . . . . . . . . . . . . . . . .	11,000,000	13,185,370
New York City Transitional Finance Authority Revenue,
Future Tax Secured, Subordinate, Fiscal 2003, Series C, Subseries C-3, 5.00%, 8/01/26 . . . . . . . . .	1,400,000	1,764,560
Future Tax Secured, Subordinate, Fiscal 2003, Series C, Subseries C-3, 5.00%, 8/01/27 . . . . . . . . .	1,400,000	1,812,692
Future Tax Secured, Subordinate, Fiscal 2003, Series C, Subseries C-3, 5.00%, 8/01/28 . . . . . . . . .	300,000	398,223
Future Tax Secured, Subordinate, Fiscal 2003, Series C, Subseries C-3, 5.00%, 8/01/29 . . . . . . . . .	825,000	1,120,449
Future Tax Secured, Subordinate, Fiscal 2020, Series B, Subseries B-1, 3.00%, 11/01/47 . . . . . . . .	1,700,000	1,842,664
New York Liberty Development Corp. Revenue,
3 World Trade Center Project, Class 2, Refunding, 5.375%, 11/15/40 . . . . . . . . . . . . . . . . . . . . . . .	10,000,000	11,487,100
Goldman Sachs Headquarters Issue, Second Tranche, 5.25%, 10/01/35 . . . . . . . . . . . . . . . . . . . .	65,000,000	93,990,650
Second Priority Liberty, Bank of America Tower at One Bryant Park Project, Class 2, Refunding,
2.625%, 9/15/69 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,250,000	3,467,912
Second Priority Liberty, Bank of America Tower at One Bryant Park Project, Class 3, Refunding,
2.80%, 9/15/69. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	8,000,000	8,549,840
New York State Dormitory Authority Revenues,
Non-State Supported Debt, Montefiore Obligated Group, Refunding, Series A, 4.00%, 9/01/45 . . . . .	500,000	584,945
Non-State Supported Debt, Montefiore Obligated Group, Refunding, Series A, 4.00%, 9/01/50 . . . . .	500,000	579,895
Non-State Supported Debt, NYU Langone Hospitals Obligated Group, Series A, 4.00%, 7/01/50. . . .	500,000	591,970
Non-State Supported Debt, NYU Langone Hospitals Obligated Group, Series A, 4.00%, 7/01/53. . . .	1,000,000	1,177,820
New York State Dormitory Authority State Personal Income Tax Revenue,
General Purpose, Refunding, Series D, 5.00%, 2/15/25 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,000,000	1,204,380
General Purpose, Refunding, Series D, 5.00%, 2/15/26 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,400,000	1,738,996
General Purpose, Refunding, Series D, 5.00%, 2/15/27 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,400,000	1,788,598
General Purpose, Refunding, Series D, 5.00%, 2/15/28 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,300,000	1,702,194
General Purpose, Refunding, Series D, 5.00%, 2/15/29 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,400,000	1,879,374
General Purpose, Refunding, Series D, 5.00%, 2/15/30 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,500,000	2,059,275
General Purpose, Refunding, Series D, 5.00%, 2/15/31 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,300,000	1,772,862
General Purpose, Refunding, Series D, 4.00%, 2/15/39 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	6,000,000	7,312,200
General Purpose, Refunding, Series D, 4.00%, 2/15/40 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	7,000,000	8,509,200
General Purpose, Refunding, Series D, 4.00%, 2/15/47 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	35,000,000	41,954,500
General Purpose, Refunding, Series D, 3.00%, 2/15/49 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,000,000	2,168,680
General Purpose, Refunding, Series D, 4.00%, 2/15/49 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	10,000,000	11,957,500
franklintempleton.com	Annual Report	95

FRANKL IN TAX-FREE TRUST

STATEMEN T OF INVEST MENT S

Franklin High Yield Tax-Free Income Fund (continued)

	Principal
	Amount	Value

Municipal Bonds (continued)
New York (continued)
New York State Thruway Authority General Revenue, Junior Indebtedness Obligations, junior lien, Series
B, 4.00%, 1/01/45 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$ 30,000,000	$ 35,668,800
New York Transportation Development Corp. Special Facilities Revenue, LaGuardia Airport Terminal B
Redevelopment Project, Series A, 5.25%, 1/01/50 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	41,785,000	48,420,876
Port Authority of New York and New Jersey Revenue, Consolidated, Two Hundred Eighteenth Series,
4.00%, 11/01/47 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,500,000	6,499,845
Rockland Tobacco Asset Securitization Corp. Settlement Revenue, Asset-Backed, First Subordinate,
Series A, zero cpn., 8/15/45 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	61,000,000	13,975,100

		447,099,620
North Carolina 0.5%

North Carolina State Medical Care Commission Health Care Facilities Revenue,
Duke University Health System, Series A, Pre-Refunded, 5.00%, 6/01/42 . . . . . . . . . . . . . . . . . . . .	15,000,000	16,405,500
Pennybyrn at Maryfield, first mortgage, Refunding, 5.00%, 10/01/30 . . . . . . . . . . . . . . . . . . . . . . .	2,790,000	3,072,097
Pennybyrn at Maryfield, first mortgage, Refunding, 5.00%, 10/01/35 . . . . . . . . . . . . . . . . . . . . . . .	1,000,000	1,084,480
Rex Healthcare, Refunding, Series A, 4.00%, 7/01/49. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,000,000	1,185,710
North Carolina State Medical Care Commission Retirement Facilities Revenue,
Galloway Ridge Project, first mortgage, Refunding, Series A, 5.00%, 1/01/39 . . . . . . . . . . . . . . . . .	1,225,000	1,441,151
Galloway Ridge Project, first mortgage, Refunding, Series A, 5.25%, 1/01/41 . . . . . . . . . . . . . . . . .	2,720,000	2,977,802
United Church Homes and Services, first mortgage, Refunding, Series A, 5.00%, 9/01/37 . . . . . . . .	2,100,000	2,277,198
United Church Homes and Services, first mortgage, Refunding, Series C, 5.00%, 9/01/41 . . . . . . . .	2,120,000	2,304,355
United Church Homes and Services, first mortgage, Refunding, Series C, 5.00%, 9/01/46 . . . . . . . .	3,160,000	3,423,765
c Raleigh-Durham Airport Authority Airport Revenue, Refunding, Series B, 5.00%, 5/01/31 . . . . . . . . . . . .	250,000	350,470
		34,522,528
North Dakota 0.2%

Burleigh County Education Facilities Revenue,
University of Mary Project, 5.10%, 4/15/36 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,800,000	3,028,620
University of Mary Project, 5.20%, 4/15/46 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,430,000	5,825,901
North Dakota State HFAR, Housing Finance Program, Home Mortgage Finance Program, Series C,
3.20%, 7/01/39 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4,000,000	4,292,280

		13,146,801
Ohio 2.2%

Bowling Green Student Housing Revenue, CFP I LLC, State University Project, Pre-Refunded, 6.00%,
6/01/45 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	12,500,000	12,658,875
c Buckeye Tobacco Settlement Financing Authority Revenue, Senior, Series A-2, Class 1, Refunding,
4.00%, 6/01/48 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,000,000	1,147,420
Butler County Hospital Facilities Revenue, UC Health, Pre-Refunded, 5.50%, 11/01/40. . . . . . . . . . . . . .	10,000,000	10,311,200
Centerville Health Care Revenue,
Graceworks Lutheran Services, Improvement and Refunding, 5.25%, 11/01/47 . . . . . . . . . . . . . . . .	2,700,000	3,067,416
Graceworks Lutheran Services, Improvement and Refunding, 5.25%, 11/01/50 . . . . . . . . . . . . . . . .	2,500,000	2,834,750
Cleveland-Cuyahoga County Port Authority Cultural Facility Revenue,
Playhouse Square Foundation Project, Refunding, 5.25%, 12/01/38. . . . . . . . . . . . . . . . . . . . . . . .	700,000	837,571
Playhouse Square Foundation Project, Refunding, 5.50%, 12/01/43. . . . . . . . . . . . . . . . . . . . . . . .	700,000	842,051
Fairfield County Hospital Revenue, Fairfield Medical Center Project, Refunding and Improvement, 5.00%,
6/15/43 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	10,000,000	10,526,000

96	Annual Report	franklintempleton.com

FRANKL IN TAX-FREE TRUS T

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Franklin High Yield Tax-Free Income Fund (continued)

	Principal
	Amount	Value

Municipal Bonds (continued)
Ohio (continued)
Franklin County Convention Facilities Authority Hotel Project Revenue, Greater Columbus Convention
Center Hotel Expansion Project, 5.00%, 12/01/51 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$ 5,000,000	$6,132,200
Hamilton County Healthcare Revenue,
Life Enriching Communities Project, Series A, Pre-Refunded, 6.50%, 1/01/41 . . . . . . . . . . . . . . . . .	4,970,000	5,201,503
Life Enriching Communities Project, Series A, Pre-Refunded, 6.625%, 1/01/46 . . . . . . . . . . . . . . . .	2,500,000	2,619,025
Lake County Hospital Facilities Revenue, Lake Hospital System Inc., Refunding, 5.00%, 8/15/45 . . . . . . .	6,000,000	6,826,800
Little Miami Local School District GO,
School Improvement, Pre-Refunded, 6.875%, 12/01/34 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,100,000	5,480,154
School Improvement, Refunding, 6.875%, 12/01/34 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	200,000	206,826
Ohio State Air Quality Development Authority Revenue, Environmental Improvement, Buckeye Power Inc.
Project, 6.00%, 12/01/40 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	15,000,000	15,560,400
Ohio State Hospital Revenue, University Hospitals Health System Inc., Refunding, Series A, 5.00%,
1/15/46 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	6,000,000	6,998,100
Ohio State Turnpike and Infrastructure Commission Revenue, Infrastructure Projects, Capital
Appreciation, junior lien, Series A-3, zero cpn. to 2/14/23, 5.75% thereafter, 2/15/35 . . . . . . . . . . . . . . .	35,000,000	42,177,100
Southeastern Port Authority Hospital Facilities Revenue,
Memorial Health System Obligated Group Project, Refunding, 5.00%, 12/01/35 . . . . . . . . . . . . . . .	1,000,000	1,120,280
Memorial Health System Obligated Group Project, Refunding, 5.00%, 12/01/43 . . . . . . . . . . . . . . .	1,000,000	1,092,020
Memorial Health System Obligated Group Project, Refunding, 5.50%, 12/01/43 . . . . . . . . . . . . . . .	1,300,000	1,454,349
Memorial Health System Obligated Group Project, Refunding and Improvement, 6.00%, 12/01/42. . .	14,000,000	15,236,900

		152,330,940
Oklahoma 0.1%

Tulsa County Industrial Authority Senior Living Community Revenue,
Montereau Inc. Project, Refunding, 5.25%, 11/15/37 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,250,000	1,454,663
Montereau Inc. Project, Refunding, 5.25%, 11/15/45 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,250,000	6,042,802

		7,497,465
Oregon 0.3%

Clackamas and Washington Counties School District No. 3Jt West Linn-Wilsonville GO, Refunding,
Series A, zero cpn., 6/15/49 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,750,000	785,803
Multnomah County Hospital Facilities Authority Revenue,
Mirabella South Waterfront Project, Refunding, Series A, 5.40%, 10/01/44 . . . . . . . . . . . . . . . . . . .	3,000,000	3,309,810
Mirabella South Waterfront Project, Refunding, Series A, 5.50%, 10/01/49 . . . . . . . . . . . . . . . . . . .	5,500,000	6,078,930
Salem Hospital Facility Authority Revenue,
Capital Manor Inc., Refunding, 5.00%, 5/15/22 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	625,000	656,450
Capital Manor Inc., Refunding, 5.75%, 5/15/27 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,000,000	1,096,630
Capital Manor Inc., Refunding, 5.625%, 5/15/32. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,000,000	1,083,290
Capital Manor Inc., Refunding, 6.00%, 5/15/42 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,100,000	3,360,927
Capital Manor Inc., Refunding, 6.00%, 5/15/47 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,000,000	2,165,320
Yamhill County Hospital Authority, Friendsview Retirement Community, Refunding, Series A, 5.00%,
11/15/51 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,045,000	3,404,310

		21,941,470

franklintempleton.com	Annual Report	97

FRANKL IN TAX-FREE TRUST

STATEMEN T OF INVEST MENT S

Franklin High Yield Tax-Free Income Fund (continued)

	Principal
	Amount	Value

Municipal Bonds (continued)
Pennsylvania 2.2%
Allegheny County Higher Education Building Authority University Revenue,
Carlow University Project, Pre-Refunded, 6.75%, 11/01/31 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$ 1,215,000	$1,333,183
Carlow University Project, Pre-Refunded, 7.00%, 11/01/40 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,000,000	2,201,360
Allentown Neighborhood Improvement Zone Development Authority Tax Revenue, City Center Project,
Subordinate, 5.375%, 5/01/42 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	5,932,800
Chester County Health and Education Facilities Authority Revenue, Health System, Main Line Health
System, Series A, 4.00%, 9/01/50. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,000,000	1,187,500
Chester County IDA Revenue,
Renaissance Academy Charter School Project, 5.00%, 10/01/34 . . . . . . . . . . . . . . . . . . . . . . . . . .	1,500,000	1,681,575
Renaissance Academy Charter School Project, 5.00%, 10/01/39 . . . . . . . . . . . . . . . . . . . . . . . . . .	1,725,000	1,920,615
Renaissance Academy Charter School Project, 5.00%, 10/01/44 . . . . . . . . . . . . . . . . . . . . . . . . . .	1,160,000	1,284,213
Chester County IDA Special Obligation Revenue,
Woodlands at Greystone Project, 5.00%, 3/01/38. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	525,000	574,140
Woodlands at Greystone Project, 5.125%, 3/01/48 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,000,000	1,092,770
Commonwealth Financing Authority Revenue, Series B, Pre-Refunded, 5.00%, 6/01/42 . . . . . . . . . . . . .	12,000,000	13,124,400
Dallas Area Municipal Authority University Revenue,
Misericordia University Project, Refunding, 5.00%, 5/01/39 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,100,000	1,300,332
Misericordia University Project, Refunding, 5.00%, 5/01/48 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4,000,000	4,658,960
Franklin County IDAR,
Menno-Haven Inc. Project, 5.00%, 12/01/49 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	510,000	564,555
Menno-Haven Inc. Project, 5.00%, 12/01/54 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,000,000	2,208,380
Menno-Haven Inc. Project, Refunding, 5.00%, 12/01/38 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,000,000	1,118,720
Menno-Haven Inc. Project, Refunding, 5.00%, 12/01/43 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,200,000	1,333,044
Menno-Haven Inc. Project, Refunding, 5.00%, 12/01/48 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,300,000	3,654,816
Menno-Haven Inc. Project, Refunding, 5.00%, 12/01/53 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,900,000	2,099,006
Lancaster County Hospital Authority Revenue,
Brethren Village Project, Refunding, 5.125%, 7/01/37 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,000,000	1,145,180
Brethren Village Project, Refunding, 5.25%, 7/01/41. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,000,000	1,144,860
Lehigh County General Purpose Authority Hospital Revenue, Lehigh Valley Health Network, Refunding,
Series A, 4.00%, 7/01/49 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	10,000,000	11,539,900

ePennsylvania State Economic Development Financing Authority Exempt Facilities Revenue, PPL Energy

Supply LLC Project, Mandatory Put, Series B, 5.00%, 9/01/20 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	25,000,000	25,331,250
Pennsylvania State HFA,
SFMR, 3.15%, 10/01/39 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,000,000	3,209,280
SFMR, Series 130A, 2.70%, 10/01/39 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,315,000	5,576,498
Pennsylvania State Turnpike Commission Turnpike Revenue,
Motor License Fund Enhanced Turnpike, Capital Appreciation, Subordinate Special, Series B, Sub
Series B-2, zero cpn. to 11/30/28, 5.75% thereafter, 12/01/37 . . . . . . . . . . . . . . . . . . . . . . . . . . .	20,000,000	20,685,000
Motor License Fund Enhanced Turnpike, Capital Appreciation, Subordinate Special, Series B, Sub
Series B-2, zero cpn. to 12/01/28, 5.875% thereafter, 12/01/40 . . . . . . . . . . . . . . . . . . . . . . . . . .	25,075,000	25,741,995
Subordinate, Convertible Capital Appreciation, Series C, AGMC Insured, 6.25%, 6/01/33 . . . . . . . . .	5,000,000	6,469,100
c Pennsylvania State University Revenue, Series A, 4.00%, 9/01/50 . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,000,000	1,194,410
Philadelphia IDAR, Senior Living Facilities, Wesley Enhanced Living Obligated Group, Refunding, Series
A, 5.00%, 7/01/49 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,000,000	3,425,850

		152,733,692

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Franklin High Yield Tax-Free Income Fund (continued)

	Principal
	Amount	Value

Municipal Bonds (continued)
Rhode Island 0.1%
Rhode Island State Health and Educational Building Corp. Revenue, Hospital Financing, Care New
England Issue, Series A, Pre-Refunded, 6.00%, 9/01/33 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$ 7,320,000	$8,615,274
South Carolina 1.3%

South Carolina Jobs EDA Residential Care Facilities Revenue,
South Carolina Episcopal Home at Still Hopes, 5.00%, 4/01/47 . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,000,000	2,239,580
South Carolina Episcopal Home at Still Hopes, 5.00%, 4/01/52 . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,750,000	1,955,205
South Carolina Episcopal Home at Still Hopes, Refunding, Series A, 5.00%, 4/01/48 . . . . . . . . . . . .	3,500,000	3,884,125
South Carolina Episcopal Home at Still Hopes, Refunding, Series A, 5.25%, 4/01/53 . . . . . . . . . . . .	9,000,000	10,055,160
South Carolina Jobs-EDA Student Housing Revenue, Coastal Housing Foundation LLC Project, Series A,
Pre-Refunded, 6.50%, 4/01/42 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	10,000,000	10,044,200
South Carolina State Public Service Authority Revenue, Series B, Refunding, 5.125%, 12/01/43 . . . . . . .	52,890,000	59,910,090

		88,088,360
South Dakota 0.2%

Sioux Falls Health Facilities Revenue,
Dow Rummel Village Project, 5.00%, 11/01/42 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,000,000	3,255,900
Dow Rummel Village Project, Refunding, 5.00%, 11/01/46 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	11,110,000	12,016,576

		15,272,476
Tennessee 1.6%

Chattanooga Health Educational and Housing Facility Board Revenue, CommonSpirit Health, Refunding,
Series A-1, 4.00%, 8/01/44 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,000,000	2,309,060
Johnson City Health and Educational Facilities Board Hospital Revenue,
Mountain States Health Alliance, Capital Appreciation, first mortgage, Refunding, Series A, NATL
Insured, zero cpn., 7/01/27 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	19,365,000	16,850,067
Mountain States Health Alliance, Capital Appreciation, first mortgage, Refunding, Series A, NATL
Insured, zero cpn., 7/01/28 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	19,400,000	16,412,206
Mountain States Health Alliance, Capital Appreciation, first mortgage, Refunding, Series A, NATL
Insured, zero cpn., 7/01/29 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	19,365,000	15,925,582
Mountain States Health Alliance, Capital Appreciation, first mortgage, Refunding, Series A, NATL
Insured, zero cpn., 7/01/30 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	19,370,000	15,437,503
Memphis-Shelby County Airport Authority Airport Revenue,
Refunding, Series B, 5.75%, 7/01/23 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	5,079,450
Refunding, Series B, 5.75%, 7/01/24 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,500,000	3,555,615
Metropolitan Government of Nashville and Davidson County Health and Educational Facilities Board
Revenue, Vanderbilt University Medical Center, Series A, 5.00%, 7/01/40 . . . . . . . . . . . . . . . . . . . . . .	10,000,000	11,995,300
Metropolitan Nashville Airport Authority Revenue,
Airport, Subordinate, Series B, 5.00%, 7/01/44 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	8,500,000	10,938,820
Airport, Subordinate, Series B, 5.00%, 7/01/54 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	6,000,000	7,628,400
Nashville Metropolitan Development and Housing Agency Tax Increment Revenue, Fifth + Broadway
Development Project, 5.125%, 6/01/36 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	900,000	1,040,157
Tennessee HDA Residential Finance Program Revenue, Issue 3, Refunding, 2.80%, 7/01/44 . . . . . . . . .	5,000,000	5,185,150

		112,357,310
Texas 8.9%

c Arlington ISD,
Tarrant County, School Building, Refunding, PSF Guaranteed, 4.00%, 2/15/42 . . . . . . . . . . . . . . . .	5,000,000	5,942,600
Tarrant County, School Building, Refunding, PSF Guaranteed, 4.00%, 2/15/45 . . . . . . . . . . . . . . . .	1,000,000	1,181,340
franklintempleton.com	Annual Report	99

FRANKL IN TAX-FREE TRUST

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Franklin High Yield Tax-Free Income Fund (continued)

	Principal
	Amount	Value

Municipal Bonds (continued)
Texas (continued)
Brazoria County IDC Solid Waste Disposal Facilities Revenue, Gladieux Metals Recycling LLC Project,
Series B, 7.00%, 3/01/39 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$ 7,400,000	$8,452,428
Capital Area Cultural Education Facilities Finance Corp. Revenue, The Roman Catholic Diocese of
Austin, Series B, 6.125%, 4/01/45 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	10,000,000	10,077,300
Central Texas Regional Mobility Authority Revenue,
Capital Appreciation, senior lien, Refunding, zero cpn., 1/01/35 . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,000,000	2,174,910
Capital Appreciation, senior lien, Refunding, zero cpn., 1/01/37 . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,500,000	1,704,200
Capital Appreciation, senior lien, Refunding, zero cpn., 1/01/38 . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,405,000	1,589,633
Capital Appreciation, senior lien, Refunding, zero cpn., 1/01/39 . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,545,000	1,633,686
senior lien, Pre-Refunded, 5.75%, 1/01/31 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,500,000	2,601,450
senior lien, Pre-Refunded, 6.00%, 1/01/41 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	7,925,000	8,262,209
senior lien, Pre-Refunded, 6.25%, 1/01/46 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	24,340,000	25,425,807
Clifton Higher Education Finance Corp. Revenue, Education, Uplift Education, Series A, 5.00%,
12/01/45 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,855,000	4,285,719
Dallas/Fort Worth International Airport Revenue,
Joint Improvement, Series A, Pre-Refunded, 5.00%, 11/01/42 . . . . . . . . . . . . . . . . . . . . . . . . . . . .	12,000,000	12,333,960
Joint Improvement, Series A, Pre-Refunded, 5.00%, 11/01/45 . . . . . . . . . . . . . . . . . . . . . . . . . . . .	50,000,000	51,391,500
Joint Improvement, Series B, 5.00%, 11/01/44 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	11,385,000	12,511,546
El Paso Downtown Development Corp. Special Revenue, Downtown Ballpark Venue Project, Series A,
7.25%, 8/15/38 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	15,000,000	18,241,350
c El Paso GO, El Paso County, Refunding and Improvement, Series A, 4.00%, 8/15/45 . . . . . . . . . . . . . . .	1,000,000	1,175,620
Fort Worth Special Assessment Revenue,
Fort Worth Public ID No. 17, Rock Creek Ranch Major Improvement Project, 5.00%, 9/01/27 . . . . . .	1,965,000	2,160,537
Fort Worth Public ID No. 17, Rock Creek Ranch Major Improvement Project, 5.00%, 9/01/32 . . . . . .	1,270,000	1,372,883
Fort Worth Public ID No. 17, Rock Creek Ranch Major Improvement Project, 5.125%, 9/01/37 . . . . .	1,650,000	1,773,602
Tarrant Denton Parker Johnson and Wise Counties, Fort Worth Public ID No. 17, Rock Creek Ranch
Roadway Improvement Project, 5.00%, 9/01/27 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,605,000	1,711,893
Tarrant Denton Parker Johnson and Wise Counties, Fort Worth Public ID No. 17, Rock Creek Ranch
Roadway Improvement Project, 5.00%, 9/01/32 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,550,000	1,683,998
Tarrant Denton Parker Johnson and Wise Counties, Fort Worth Public ID No. 17, Rock Creek Ranch
Roadway Improvement Project, 5.00%, 9/01/37 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,000,000	2,144,460
Grand Parkway Transportation Corp. System Toll Revenue,
Capital Appreciation, Series B, zero cpn. to 9/30/23, 5.80% thereafter, 10/01/45 . . . . . . . . . . . . . . .	10,000,000	11,293,000
First Tier Toll, Series A, 5.125%, 10/01/43. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,850,000	3,192,285
Tela Supported, Subordinate Tier, Refunding, Series B, 4.00%, 10/01/45 . . . . . . . . . . . . . . . . . . . .	1,000,000	1,191,020
Tela Supported, Subordinate Tier, Refunding, Series B, 4.00%, 10/01/49 . . . . . . . . . . . . . . . . . . . .	11,500,000	13,631,295
Harris County Cultural Education Facilities Finance Corp. Revenue,
Brazos Presbyterian Homes Inc. Project, first mortgage, Refunding, 5.00%, 1/01/48 . . . . . . . . . . . .	5,000,000	5,527,950
Brazos Presbyterian Homes Inc. Project, first mortgage, Series B, Pre-Refunded, 7.00%, 1/01/43 . . .	3,000,000	3,506,100
Brazos Presbyterian Homes Inc. Project, first mortgage, Series B, Pre-Refunded, 7.00%, 1/01/48 . . .	5,250,000	6,135,675
Houston Airport System Revenue, Special Facilities, United Airlines Terminal E Project, Refunding,
4.75%, 7/01/24 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	10,000,000	10,901,700
Humble ISD, GO, Harris County, School Building, PSF Insured, 4.00%, 2/15/44 . . . . . . . . . . . . . . . . . . .	1,000,000	1,202,160
Mesquite Health Facilities Development Corp. Retirement Facility Revenue,
Christian Care Centers Inc. Project, Refunding, 5.00%, 2/15/35. . . . . . . . . . . . . . . . . . . . . . . . . . .	5,175,000	5,265,407
Christian Care Centers Inc. Project, Refunding, 5.00%, 2/15/36. . . . . . . . . . . . . . . . . . . . . . . . . . .	1,000,000	1,010,680
Christian Care Centers Inc. Project, Refunding, 5.125%, 2/15/42 . . . . . . . . . . . . . . . . . . . . . . . . . .	3,750,000	3,778,537

100	Annual Report	franklintempleton.com

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Franklin High Yield Tax-Free Income Fund (continued)

	Principal
	Amount	Value

Municipal Bonds (continued)
Texas (continued)
c Midway ISD, GO, McLennan County, School Building, 4.00%, 8/15/35. . . . . . . . . . . . . . . . . . . . . . . . . .	$ 1,000,000	$1,227,500
New Hope Cultural Education Facilities Finance Corp. Education Revenue,
Cityscape Schools Inc., Series A, 5.00%, 8/15/39 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	500,000	570,250
Cityscape Schools Inc., Series A, 5.00%, 8/15/51 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,570,000	1,768,165
New Hope Cultural Education Facilities Finance Corp. First Mortgage Revenue, Morningside Ministries
Project, 6.50%, 1/01/43 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4,350,000	4,853,599
New Hope Cultural Education Facilities Finance Corp. Retirement Facility Revenue,
Longhorn Village Project, Refunding, 5.00%, 1/01/42 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,000,000	2,201,700
Longhorn Village Project, Refunding, 5.00%, 1/01/47 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	8,435,000	9,253,279
MRC Crestview Project, Refunding, 5.00%, 11/15/36 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,020,000	1,149,071
MRC Crestview Project, Refunding, 5.00%, 11/15/46 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4,100,000	4,574,165
Presbyterian Village North Project, Refunding, 5.00%, 10/01/39 . . . . . . . . . . . . . . . . . . . . . . . . . .	2,750,000	3,091,248
Presbyterian Village North Project, Refunding, 5.25%, 10/01/49 . . . . . . . . . . . . . . . . . . . . . . . . . .	12,600,000	14,212,422
Wesleyan Homes Inc. Project, 5.00%, 1/01/50 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	590,000	645,454
Wesleyan Homes Inc. Project, 5.00%, 1/01/55 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,200,000	2,400,662
Wesleyan Homes Inc. Project, Refunding, 5.50%, 1/01/43. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,200,000	3,532,704
New Hope Cultural Education Facilities Finance Corp. Senior Living Revenue,
Cardinal Bay Inc., Village on the Park/Carriage Inn Project, fourth tier, Series D, 6.00%, 7/01/26 . . . .	145,000	149,504
Cardinal Bay Inc., Village on the Park/Carriage Inn Project, fourth tier, Series D, 7.00%, 7/01/51 . . . .	5,110,000	5,410,979
Quality Senior Housing Foundation of East Texas Inc. Project, second tier, Series B, 5.50%,
12/01/54 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	15,000,000	15,583,500
Quality Senior Housing Foundation of East Texas Inc. Project, third tier, Series C, 6.00%, 12/01/54 . .	7,490,000	7,498,838
New Hope Cultural Education Facilities Finance Corp. Student Housing Revenue,
CHF - Collegiate Housing Stephenville III LLC, Tarleton State University Project, Series A, 5.00%,
4/01/47 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	6,420,000	7,087,102
CHF-Collegiate Housing Island Campus LLC, Series A, 5.00%, 4/01/42 . . . . . . . . . . . . . . . . . . . . .	3,500,000	3,819,655
CHF-Stephenville LLC, Tarleton State University Project, Series A, 6.00%, 4/01/45 . . . . . . . . . . . . .	3,000,000	3,312,930
NCCD-College Station Properties LLC, Texas A&M University Project, Series A, 5.00%, 7/01/47 . . . .	30,000,000	27,770,100
c Morningside Ministries Project, Series A, 5.00%, 1/01/55 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,100,000	5,731,533
North Texas Tollway Authority Revenue,
Special Projects System, Capital Appreciation, first tier, Refunding, Series I, 6.50%, 1/01/43. . . . . . .	25,000,000	31,448,250
Special Projects System, Capital Appreciation, Series B, Pre-Refunded, zero cpn., 9/01/37 . . . . . . .	7,500,000	4,049,025
Special Projects System, Capital Appreciation, Series C, Pre-Refunded, zero cpn. to 9/01/21, 6.75%
thereafter, 9/01/45 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	25,000,000	36,325,500
Special Projects System, Capital Appreciation, Series C, Pre-Refunded, zero cpn. to 9/01/23, 7.00%
thereafter, 9/01/43 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	10,000,000	13,412,700
System, first tier, Refunding, Series B, 5.00%, 1/01/38 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	10,000,000	10,324,600
Port Freeport Revenue,
Brazoria County, senior lien, Series A, 4.00%, 6/01/44 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,180,000	3,585,068
Brazoria County, senior lien, Series A, 5.00%, 6/01/49 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4,015,000	4,918,536
Red River Education FICO Higher Education Revenue, Houston Baptist University Project, Refunding,
5.50%, 10/01/46 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4,250,000	4,975,815
Red River Health Facilities Development Corp. First Mortgage Revenue,
d Eden Home Project, 7.25%, 12/15/42 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	11,000,000	7,287,500
Wichita Falls Retirement Foundation Project, Refunding, 5.50%, 1/01/32 . . . . . . . . . . . . . . . . . . . .	1,500,000	1,583,175
Wichita Falls Retirement Foundation Project, Refunding, 5.125%, 1/01/41 . . . . . . . . . . . . . . . . . . .	2,000,000	2,086,580
franklintempleton.com	Annual Report	101

FRANKL IN TAX-FREE TRUST

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Franklin High Yield Tax-Free Income Fund (continued)

	Principal
	Amount	Value

Municipal Bonds (continued)
Texas (continued)
Tarrant County Cultural Education Facilities Finance Corp. Hospital Revenue, Cook Children's Medical
Center, Refunding, 4.00%, 12/01/45 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$ 1,000,000	$1,186,950
Tarrant County Cultural Education Facilities Finance Corp. Revenue,
Texas Health Resources System, Pre-Refunded, 5.00%, 11/15/40 . . . . . . . . . . . . . . . . . . . . . . . . .	15,225,000	15,673,528
Trinity Terrace Project, The Cumberland Rest Inc., Refunding, Series A-1, 5.00%, 10/01/44 . . . . . . .	2,500,000	2,787,175
Trinity Terrace Project, The Cumberland Rest Inc., Refunding, Series A-1, 5.00%, 10/01/49 . . . . . . .	2,625,000	2,912,674
Texas State Municipal Gas Acquisition and Supply Corp. III Gas Supply Revenue,
5.00%, 12/15/30. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	25,000,000	27,523,000
5.00%, 12/15/31. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	24,500,000	26,943,875
5.00%, 12/15/32. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	10,000,000	10,985,800
Texas State Transportation Commission Revenue,
State Highway 249 System, First Tier Toll, Capital Appreciation, Series A, zero cpn., 8/01/46 . . . . . .	3,000,000	1,009,680
State Highway 249 System, First Tier Toll, Capital Appreciation, Series A, zero cpn., 8/01/47 . . . . . .	5,750,000	1,837,183
State Highway 249 System, First Tier Toll, Capital Appreciation, Series A, zero cpn., 8/01/51 . . . . . .	3,500,000	892,325
State Highway 249 System, First Tier Toll, Capital Appreciation, Series A, zero cpn., 8/01/52 . . . . . .	4,000,000	961,840
State Highway 249 System, First Tier Toll, Capital Appreciation, Series A, zero cpn., 8/01/53 . . . . . .	400,000	90,964
Texas State Transportation Commission Turnpike System Revenue, first tier, Series A, Pre-Refunded,
5.00%, 8/15/41 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	5,511,050
Waller ISD, GO, Waller and Harris Counties, School Building, PSF Guaranteed, 4.00%, 2/15/50 . . . . . . .	11,000,000	13,048,420
Wood County Central Hospital District Hospital Revenue, East Texas Medical Center Quitman Project,
Pre-Refunded, 6.00%, 11/01/41 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	9,350,000	10,097,065

		613,771,078
Utah 0.0%†

Utah State Charter School Finance Authority Revenue,
Mountain West Montessori Academy Project, Series A, 5.00%, 6/15/39 . . . . . . . . . . . . . . . . . . . . .	475,000	539,472
Mountain West Montessori Academy Project, Series A, 5.00%, 6/15/49 . . . . . . . . . . . . . . . . . . . . .	825,000	921,657

		1,461,129
Virginia 1.5%

Fairfax County GO,
Public Improvement, Refunding, Series A, 4.50%, 10/01/27 . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,000,000	1,270,540
Public Improvement, Refunding, Series A, 5.00%, 10/01/28 . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,000,000	1,341,750
Public Improvement, Refunding, Series A, 5.00%, 10/01/29 . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,000,000	1,373,950
Public Improvement, Refunding, Series A, 5.00%, 10/01/31 . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,000,000	1,382,380
Henrico County EDA Residential Care Facilities Revenue,
LifeSpire of Virginia, Refunding, Series C, 5.00%, 12/01/37 . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	765,000	885,449
LifeSpire of Virginia, Refunding, Series C, 5.00%, 12/01/47 . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,200,000	2,503,578
Pinnacle Living, Series A, 5.00%, 6/01/44 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,550,000	4,007,276
Pinnacle Living, Series A, 5.00%, 6/01/49 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4,065,000	4,577,963
Norfolk EDA Health Care Facilities Revenue, Sentara Healthcare, Refunding, Series B, 5.00%, 11/01/43 .	17,575,000	19,091,898
Peninsula Town Center CDA Special Obligation Revenue, Refunding, 5.00%, 9/01/45 . . . . . . . . . . . . . .	2,300,000	2,628,164
c Roanoke EDA Hospital Revenue,
Carilion Clinic Obligated Group, Refunding, Series A, 5.00%, 7/01/47. . . . . . . . . . . . . . . . . . . . . . .	1,000,000	1,573,200
Carilion Clinic Obligated Group, Refunding, Series A, 4.00%, 7/01/51. . . . . . . . . . . . . . . . . . . . . . .	1,000,000	1,189,780

102	Annual Report	franklintempleton.com

F RANKLIN TAX-FREE TRUS T

S TAT EMEN T OF INVEST MENT S

Franklin High Yield Tax-Free Income Fund (continued)

	Principal
	Amount	Value

Municipal Bonds (continued)
Virginia (continued)
Virginia Small Business Financing Authority Revenue,
95 Express Lanes LLC Project, senior lien, 5.00%, 1/01/44 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$ 8,000,000	$8,520,800
Elizabeth River Crossings OPCO LLC Project, senior lien, 6.00%, 1/01/37 . . . . . . . . . . . . . . . . . . .	6,485,000	7,164,109
Elizabeth River Crossings OPCO LLC Project, senior lien, 5.50%, 1/01/42 . . . . . . . . . . . . . . . . . . .	35,790,000	38,931,646
Virginia State Small Business Financing Authority Residential Care Facility Revenue, Pinnacle Living,
Series C, 5.00%, 6/01/52 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	6,000,000	6,553,140

		102,995,623
Washington 1.4%

Greater Wenatchee Regional Events Center Public Facilities District Revenue, Refunding, Series A,
5.50%, 9/01/42 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,150,000	3,262,612
Ocean Shores Local ID No. 1 Tax Allocation, 7.25%, 2/01/31. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,040,000	3,822,952
Skagit County Public Hospital District No. 1 Revenue, Skagit Valley Hospital, Pre-Refunded, 5.75%,
12/01/35 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,355,000	5,548,423
Washington Health Care Facilities Authority Revenue,
CommonSpirit Health, Refunding, Series A-1, 4.00%, 8/01/44 . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,500,000	2,886,325
Providence Health and Services, Refunding, Series A, 5.00%, 10/01/42 . . . . . . . . . . . . . . . . . . . . .	19,725,000	21,479,933
d Washington State Economic Development Finance Authority Environmental Facilities Revenue,
Coalview Centralia LLC Project, 8.25%, 8/01/25 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,800,000	2,660,000
Coalview Centralia LLC Project, 9.50%, 8/01/25 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	12,855,000	8,998,500
e Washington State Economic Development Finance Authority Revenue, Propeller Airports Paine
Field LLC Project, Mandatory Put, Series A, 6.50%, 3/01/24 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	25,000,000	26,609,000
Washington State Housing Finance Commission Revenue,
Nonprofit Housing, Presbyterian Retirement Communities Northwest Project, Refunding, Series A,
5.00%, 1/01/31. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,000,000	2,290,100
Nonprofit Housing, Rockwood Retirement Communities Project, 5.00%, 1/01/55 . . . . . . . . . . . . . . .	9,020,000	9,787,963
Nonprofit Housing, Transforming Age Projects, Refunding, Series A, 5.00%, 1/01/49 . . . . . . . . . . . .	1,400,000	1,609,104
Nonprofit Housing, Transforming Age Projects, Refunding, Series A, 5.00%, 1/01/55 . . . . . . . . . . . .	4,000,000	4,579,760

		93,534,672
West Virginia 0.1%

Kanawha County Commission Student Housing Revenue, The West Virginia State University Foundation
Project, 6.75%, 7/01/45 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	6,650,000	7,266,056
Wisconsin 1.0%

PFA Education Revenue,
Coral Academy of Science Las Vegas, Series A, 5.00%, 7/01/45 . . . . . . . . . . . . . . . . . . . . . . . . . .	2,805,000	3,244,656
Coral Academy of Science Las Vegas, Series A, 5.00%, 7/01/53 . . . . . . . . . . . . . . . . . . . . . . . . . .	4,345,000	5,002,790
PFA Retirement Facilities Revenue,
Whitestone Retirement Facilities, first mortgage, Refunding, 5.00%, 3/01/37 . . . . . . . . . . . . . . . . . .	625,000	712,788
Whitestone Retirement Facilities, first mortgage, Refunding, 5.00%, 3/01/52 . . . . . . . . . . . . . . . . . .	1,800,000	2,013,480
PFA Student Housing Facilities Revenue,
NC A&T Real Estate Foundation, LLC Project, Series B, 5.00%, 6/01/39. . . . . . . . . . . . . . . . . . . . .	1,595,000	1,922,135
NC A&T Real Estate Foundation, LLC Project, Series B, 5.00%, 6/01/44. . . . . . . . . . . . . . . . . . . . .	1,900,000	2,265,370
NC A&T Real Estate Foundation, LLC Project, Series B, 5.00%, 6/01/49. . . . . . . . . . . . . . . . . . . . .	3,975,000	4,716,496
franklintempleton.com	Annual Report	103

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STATEMEN T OF INVEST MENT S

Franklin High Yield Tax-Free Income Fund (continued)

	Principal
	Amount	Value

Municipal Bonds (continued)
Wisconsin (continued)
PFAR,
Retirement Facilities, Friends Homes, Refunding, 5.00%, 9/01/39 . . . . . . . . . . . . . . . . . . . . . . . . .	$ 2,230,000	$2,526,612
Retirement Facilities, Friends Homes, Refunding, 5.00%, 9/01/49 . . . . . . . . . . . . . . . . . . . . . . . . .	4,100,000	4,606,473
Retirement Facilities, Friends Homes, Refunding, 5.00%, 9/01/54 . . . . . . . . . . . . . . . . . . . . . . . . .	3,420,000	3,821,029
Ultimate Medical Academy Project, Refunding, Series A, 5.00%, 10/01/34 . . . . . . . . . . . . . . . . . . .	3,750,000	4,485,787
Ultimate Medical Academy Project, Refunding, Series A, 5.00%, 10/01/39 . . . . . . . . . . . . . . . . . . .	3,250,000	3,840,687
Wisconsin Health and Educational Facilities Authority Revenue,
Beaver Dam Community Hospitals Inc., Series A, Pre-Refunded, 5.25%, 8/15/34 . . . . . . . . . . . . . .	5,000,000	5,739,050
St. Johns Communities Inc., Refunding, Series B, 5.00%, 9/15/45 . . . . . . . . . . . . . . . . . . . . . . . . .	1,500,000	1,582,785
St. Johns Communities Inc. Project, Series A, 5.00%, 9/15/50 . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4,000,000	4,288,480
Wisconsin Health and Educational Facilities Authority Senior Living Revenue,
Covenant Communities Inc. Project, third tier, Series C, 7.00%, 7/01/43 . . . . . . . . . . . . . . . . . . . . .	1,000,000	1,000,350
Covenant Communities Inc. Project, third tier, Series C, 7.50%, 7/01/53 . . . . . . . . . . . . . . . . . . . . .	2,750,000	2,751,183
Wisconsin Housing and EDA Home Ownership Revenue, Series C, FNMA Insured, 2.75%, 9/01/39. . . . .	3,000,000	3,134,700
Wisconsin PFA Exempt Facilities Revenue, Celanese Project, Refunding, Series C, 4.30%, 11/01/30 . . . .	4,000,000	4,444,880
Wisconsin State GO,
Refunding, Series 1, 5.00%, 5/01/29. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,000,000	1,354,870
Refunding, Series 1, 5.00%, 5/01/30. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,000,000	1,384,410
Wisconsin State Public Finance Authority Revenue, Adams-Columbia Electric Cooperative, Series A,
NATL Insured, 5.50%, 12/01/40 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	6,755,000	6,982,846

		71,821,857
Wyoming 0.1%

West Park Hospital District Revenue, West Park Hospital Project, Series A, 7.00%, 6/01/40 . . . . . . . . . .	5,500,000	5,816,360
Wyoming CDA Student Housing Revenue,
CHF-Wyoming LLC, University of Wyoming Project, 6.25%, 7/01/31. . . . . . . . . . . . . . . . . . . . . . . .	600,000	629,136
CHF-Wyoming LLC, University of Wyoming Project, 6.50%, 7/01/43. . . . . . . . . . . . . . . . . . . . . . . .	1,600,000	1,674,288

		8,119,784
U.S. Territories 3.0%

Guam 0.4%
Guam Government Hotel Occupancy Tax Revenue, Refunding, Series A, 6.50%, 11/01/40 . . . . . . . . . . .	10,380,000	11,000,413
Guam Government Waterworks Authority Water and Wastewater System Revenue, Pre-Refunded,
5.625%, 7/01/40 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4,000,000	4,064,320
Guam International Airport Authority Revenue,
General, Refunding, Series B, AGMC Insured, 5.50%, 10/01/33. . . . . . . . . . . . . . . . . . . . . . . . . . .	2,000,000	2,314,020
General, Refunding, Series B, AGMC Insured, 5.75%, 10/01/43. . . . . . . . . . . . . . . . . . . . . . . . . . .	3,000,000	3,489,960
Guam Power Authority Revenue, Series A, Pre-Refunded, 5.50%, 10/01/40 . . . . . . . . . . . . . . . . . . . . .	10,000,000	10,270,300

		31,139,013
Northern Mariana Islands 0.2%

Northern Mariana Islands Commonwealth Ports Authority Seaport Revenue, Senior Series A, 6.60%,
3/15/28 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	10,965,000	11,211,712
Puerto Rico 2.4%

Children's Trust Fund Tobacco Settlement Revenue,
Asset-Backed, Refunding, 5.50%, 5/15/39. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	9,500,000	9,785,190
Asset-Backed, Refunding, 5.625%, 5/15/43 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,500,000	2,587,550

104	Annual Report	franklintempleton.com

FRANKL IN TAX-FREE TRUS T

S TAT EMEN T OF INVEST MENT S

Franklin High Yield Tax-Free Income Fund (continued)

	Principal
	Amount	Value

Municipal Bonds (continued)
U.S. Territories (continued)
Puerto Rico (continued)
d Puerto Rico Electric Power Authority Power Revenue,
Series A-4-RSA-1, zero cpn., 7/01/19 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$ 5,500,000	$4,881,250
Series A-RSA-1, 7.25%, 7/01/30 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	25,000,000	20,593,750
Series A-RSA-1, 6.75%, 7/01/36 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	29,750,000	24,357,813
Series A-RSA-1, 7.00%, 7/01/43 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	4,106,250
Series B-4-RSA-1, zero cpn., 7/01/19 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,500,000	4,881,250
Series E-1-RSA-1, zero cpn., 1/01/21 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	6,000,000	5,407,500
Series E-2-RSA-1, zero cpn., 7/01/21 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	6,000,000	5,407,500
Series E-3-RSA-1, zero cpn., 1/01/22 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,989,500	1,793,037
Series E-4-RSA-1, zero cpn., 7/01/22 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,989,499	1,793,036
Series WW-RSA-1, 5.50%, 7/01/38 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	16,355,000	13,145,331
Series XX-RSA-1, 5.75%, 7/01/36 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	23,620,000	19,043,625
Series XX-RSA-1, 5.25%, 7/01/40 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	35,000,000	28,043,750
Puerto Rico HFAR, Capital Fund Modernization Program, Puerto Rico Public Housing Projects,
Refunding, 5.125%, 12/01/27 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,000,000	3,251,850
Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities Financing
Authority Revenue, Cogeneration Facility, AES Puerto Rico Project, 6.625%, 6/01/26 . . . . . . . . . . . . . .	16,835,000	17,424,225

		166,502,907

Total U.S. Territories. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .		208,853,632
Total Municipal Bonds (Cost $5,640,279,162) . . . . . . . . . . . . . . . . . . . . . . . . . .
		6,547,345,237
Total Investments before Short Term Investments (Cost $5,642,833,912)
		6,549,949,237
Short Term Investments 4.5%

Municipal Bonds 4.5%
California 0.0%†
Los Angeles Community College District GO, Election of 2008, Series K, 5.00%, 3/01/20 . . . . . . . . . . . .	1,900,000	1,900,000

Florida 2.4%

fMartin County PCR, Florida Power and Light Co. Project, Refunding, Daily VRDN and Put, 1.22%,

7/15/22 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	46,900,000	46,900,000

fSt. Lucie County PCR, Florida Power and Light Co. Project, Refunding, Daily VRDN and Put, 1.23%,

9/01/28	. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	113,675,000	113,675,000

			160,575,000
Georgia	0.0%†

d,g Baldwin County Hospital Authority Revenue, Oconee Regional Medical Center, 6.50%, 4/30/17 . . . . . . . .		775,108	209,279

fFulton County Development Authority Revenue, Children's Healthcare of Atlanta Inc. Project, Refunding,

SPA PNC Bank, Weekly VRDN and Put, 1.17%, 7/01/42 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	200,000	200,000

fGeorgia Municipal Electric Authority Revenue, Subordinated, Refunding, Series C, LOC TD Bank

National Association, Weekly VRDN and Put, 1.08%, 3/01/20 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	760,000	760,000

1,169,279

franklintempleton.com	Annual Report	105

FRANKL IN TAX-FREE TRUST

STATEMEN T OF INVEST MENT S

Franklin High Yield Tax-Free Income Fund (continued)

Principal

AmountValue

Short Term Investments (continued)

Municipal Bonds (continued)

Minnesota 0.0%†

fMinneapolis and St. Paul Housing and RDA Health Care System Revenue, Allina Health System,

Refunding, Series B-2, LOC JPMorgan Chase Bank, Daily VRDN and Put, 1.22%, 11/15/35 . . . . . . . . .	$ 1,900,000	$1,900,000

Mississippi 0.3%

fMississippi Business Finance Corp. Gulf Opportunity Zone IDR, Chevron USA Inc. Project, Series B,

Daily VRDN and Put, 1.20%, 12/01/30. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	18,165,000	18,165,000

New York 0.3%

fNassau County IDA Revenue, Civic Facility, 1999 Cold Spring Harbor Laboratory Project, Refunding and

Improvement, Daily VRDN and Put, 1.14%, 1/01/34 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,500,000	2,500,000

fNew York City Municipal Water Finance Authority Water and Sewer System Revenue, Second General Resolution, Fiscal 2007, Series CC, Sub-Series CC-2, SPA Bank of Montreal, Daily VRDN and Put,

1.14%, 6/15/38 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	14,935,000	14,935,000

fNew York City Transitional Finance Authority Revenue, Future Tax Secured, Senior, Multi-Modal, Fiscal 2003, Refunding, Series A, Subseries A-4, SPA Toronto Dominion Bank, Daily VRDN and Put, 1.18%,

11/01/29 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,500,000	2,500,000

		19,935,000
North Carolina 0.7%

f The Charlotte-Mecklenburg Hospital Authority Revenue,
Carolinas HealthCare System, Refunding, Series B, SPA JPMorgan Chase Bank, Daily VRDN and
Put, 1.19%, 1/15/38 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	16,500,000	16,500,000
Atrium Health, Health Care, Series G, SPA JPMorgan Chase Bank, Daily VRDN and Put, 1.19%,
1/15/48 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	27,810,000	27,810,000

		44,310,000

Ohio 0.0%†

fAllen County Hospital Facilities Revenue, Catholic Healthcare Partners, Series C, LOC Bank of Montreal,

Daily VRDN and Put, 1.19%, 6/01/34 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,000,000	2,000,000

Oregon 0.7%

fOregon State Facilities Authority Revenue, PeaceHealth, Refunding, Series B, LOC TD Bank National

Association, Daily VRDN and Put, 1.18%, 8/01/34 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	49,750,000	49,750,000

Pennsylvania 0.0%†

fPhiladelphia Hospitals and Higher Education Facilities Authority Revenue, The Children's Hospital of

Philadelphia Project, Series B, SPA Bank of America, Daily VRDN and Put, 1.24%, 7/01/41 . . . . . . . . .	2,100,000	2,100,000

Tennessee 0.0%†

fBlount County PBA Revenue, Local Government Public Improvement, Series D-3-A, SPA Bank of

America, Daily VRDN and Put, 1.16%, 6/01/34 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,225,000	2,225,000

106	Annual Report	franklintempleton.com

FRANKL IN TAX-FREE TRUS T

S TAT EMEN T OF INVEST MENT S

Franklin High Yield Tax-Free Income Fund (continued)

Principal

AmountValue

Short Term Investments (continued)

Municipal Bonds (continued)

Utah 0.1%

fUtah County Hospital Revenue, IHC Health Services Inc., Series C, SPA TD Bank National Association,

Daily VRDN and Put, 1.20%, 5/15/58 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$4,000,000	$4,000,000
Total Short Term Investments (Cost $308,595,321)
		308,029,279
Total Investments (Cost $5,951,429,233) 99.7% . . .
		6,857,978,516
Other Assets, less Liabilities 0.3% . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .		21,340,998
Net Assets 100.0%. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
		$6,879,319,514

See Abbreviations on page 154.

†Rounds to less than 0.1% of net assets. aSee Note 3(f) regarding investments in affiliated management investment companies. bThe bond pays interest and/or principal based upon the issuer's ability to pay, which may be less than the stated interest rate or principal paydown. cSecurity purchased on a when-issued basis. See Note 1(b).

dSee Note 7 regarding defaulted securities. eThe maturity date shown represents the mandatory put date. fVariable rate demand notes (VRDNs) are obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. Unless otherwise noted, the coupon rate is determined based on factors including supply and demand, underlying credit, tax treatment, and current short term rates. The coupon rate shown represents the rate at period end.

gFair valued using significant unobservable inputs. See Note 10 regarding fair value measurements.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	107

F R A N K L IN TAX - FREE TRUS T

Financial Highlights

Franklin Massachusetts Tax-Free Income Fund

Year Ended February 28,

2020a2019b

Class A

Per share operating performance

(for a share outstanding throughout the year)

Net asset value, beginning of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Income from investment operationsc:

Net investment incomed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net realized and unrealized gains (losses) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total from investment operations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Less distributions from:

Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net asset value, end of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total returne . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Ratios to average net assetsf

Expensesg . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Supplemental data

Net assets, end of year (000's) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Portfolio turnover rate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

$11.47$11.39

0.310.16

0.740.08

1.050.24

(0.32)(0.16)

$12.20$11.47

9.29%2.12%

0.87%0.86%

2.64%2.88%

$44,347$20,086

12.59%6.58%

aFor the year ended February 29. bFor the period September 10, 2018 (effective date) to February 28, 2019. cThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund's shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

dBased on average daily shares outstanding. eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable and is not annualized for periods less than one year. fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

108	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TAX-FREE TRUS T

FINANCIA L HIGHLIGHT S

Franklin Massachusetts Tax-Free Income Fund (continued)

Year Ended February 28,

2020a	2019	2018	2017	2016a

Class A1

Per share operating performance

(for a share outstanding throughout the year)

Net asset value, beginning of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Income from investment operationsb:

Net investment incomec . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net realized and unrealized gains (losses) . . . . . . . . . . . . . . . . . . . . . . . .

Total from investment operations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Less distributions from:

Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net asset value, end of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total returnd . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Ratios to average net assets

Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Supplemental data

Net assets, end of year (000's) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Portfolio turnover rate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

$11.46	$11.47	$11.63	$11.94	$11.93

0.33	0.35	0.35	0.39	0.40
0.75	(0.01)	(0.15)	(0.31)	0.01

1.08	0.34	0.20	0.08	0.41

(0.34)	(0.35)	(0.36)	(0.39)	(0.40)

$12.20	$11.46	$11.47	$11.63	$11.94

9.55%	2.98%	1.66%	0.62%	3.50%
0.72%e	0.71%e	0.68%	0.67%	0.66%
2.79%	3.03%	3.02%	3.23%	3.38%
$307,452	$314,235	$363,555	$375,435	$400,201
12.59%	6.58%	23.50%	7.16%	4.90%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund's shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding. dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable. eBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	109

FRANKLIN TAX-FREE TRUST

FINANCIA L HIGHLIGHT S

Franklin Massachusetts Tax-Free Income Fund (continued)

Year Ended February 28,

2020a	2019	2018	2017	2016a

Class C

Per share operating performance

(for a share outstanding throughout the year)

Net asset value, beginning of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Income from investment operationsb:

Net investment incomec . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net realized and unrealized gains (losses) . . . . . . . . . . . . . . . . . . . . . . . .

Total from investment operations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Less distributions from:

Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net asset value, end of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total returnd . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Ratios to average net assets

Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Supplemental data

Net assets, end of year (000's) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Portfolio turnover rate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

$11.60	$11.61	$11.77	$12.07	$12.06

0.27	0.28	0.29	0.32	0.34
0.76	(0.01)	(0.16)	(0.30)	—

1.03	0.27	0.13	0.02	0.34

(0.28)	(0.28)	(0.29)	(0.32)	(0.33)

$12.35	$11.60	$11.61	$11.77	$12.07

8.95%	2.37%	1.08%	0.13%	2.89%
1.27%e	1.26%e	1.23%	1.22%	1.21%
2.24%	2.48%	2.47%	2.68%	2.83%
$31,713	$33,253	$56,607	$60,441	$61,834
12.59%	6.58%	23.50%	7.16%	4.90%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund's shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding. dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable. eBenefit of expense reduction rounds to less than 0.01%.

110	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TAX-FREE TRUS T

FINANCIA L HIGHLIGHT S

Franklin Massachusetts Tax-Free Income Fund (continued)

Year Ended February 28,

2020a2019 2018b

Class R6

Per share operating performance

(for a share outstanding throughout the year)

Net asset value, beginning of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Income from investment operationsc:

Net investment incomed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net realized and unrealized gains (losses) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total from investment operations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Less distributions from:

Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net asset value, end of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total returne . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Ratios to average net assetsf

Expenses before waiver and payments by affiliates . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Expenses net of waiver and payments by affiliates . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Supplemental data

Net assets, end of year (000's) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Portfolio turnover rate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

$11.46	$11.48	$11.76

0.34	0.36	0.21
0.76	(0.02)	(0.28)

1.10	0.34	(0.07)

(0.36)	(0.36)	(0.21)

$12.20	$11.46	$11.48

9.69%	3.01%	(0.65)%
0.60%	0.59%	0.60%
0.58%g	0.57%g	0.55%
2.93%	3.17%	3.15%
$12,458	$1,284	$1,688
12.59%	6.58%	23.50%

aFor the year ended February 29. bFor the period August 1, 2017 (effective date) to February 28, 2018. cThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund's shares in relation to income earned and/or fluctuating fair value of the investments of the Fund. dBased on average daily shares outstanding.

eTotal return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	111

FRANKLIN TAX-FREE TRUST

FINANCIA L HIGHLIGHT S

Franklin Massachusetts Tax-Free Income Fund (continued)

Year Ended February 28,

2020a	2019	2018	2017	2016a

Advisor Class

Per share operating performance

(for a share outstanding throughout the year)

Net asset value, beginning of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Income from investment operationsb:

Net investment incomec . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net realized and unrealized gains (losses) . . . . . . . . . . . . . . . . . . . . . . . .

Total from investment operations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Less distributions from:

Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net asset value, end of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total return . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Ratios to average net assets

Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Supplemental data

Net assets, end of year (000's) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Portfolio turnover rate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

$11.46	$11.48	$11.63	$11.94	$11.93

0.34	0.36	0.36	0.40	0.41
0.75	(0.02)	(0.14)	(0.31)	0.01

1.09	0.34	0.22	0.09	0.42

(0.35)	(0.36)	(0.37)	(0.40)	(0.41)

$12.20	$11.46	$11.48	$11.63	$11.94

9.65%	2.98%	1.84%	0.72%	3.60%
0.62%d	0.61%d	0.58%	0.57%	0.56%
2.89%	3.13%	3.12%	3.33%	3.48%
$60,927	$50,814	$63,366	$34,909	$12,614
12.59%	6.58%	23.50%	7.16%	4.90%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund's shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dBenefit of expense reduction rounds to less than 0.01%.

112	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

F R A N K L IN TA X - FREE TRUS T

Statement of Investments, February 29, 2020

Franklin Massachusetts Tax-Free Income Fund

	Principal
	Amount	Value

Municipal Bonds 98.5%
Massachusetts 98.5%
Belmont GO, Municipal Purpose Loan of 2019, 4.00%, 3/15/45. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$ 3,020,000	$ 3,527,451
Boston Water and Sewer Commission Revenue, General, Refunding, Senior Series A, 4.00%, 11/01/28 . . . .	4,400,000	5,038,088
Braintree GO,
Municipal Purpose Loan, Refunding, 3.00%, 6/01/35 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,765,000	1,959,062
Refunding, 5.00%, 5/15/27 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,000,000	2,588,100
City of Quincy GO, Muni Purpose Loan, Refunding, 4.00%, 6/01/32 . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,565,000	2,885,163
Massachusetts Bay Transportation Authority Sales Tax Revenue,
Refunding, Senior Series A, 5.25%, 7/01/30 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4,000,000	5,597,680
Refunding, Series B, 5.00%, 7/01/33 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,500,000	3,030,150
Series A, 5.00%, 7/01/40 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	6,002,200
Massachusetts Development Finance Agency Revenue,
Boston College Issue, Refunding, Series T, 5.00%, 7/01/42 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,750,000	4,690,387
Boston University Issue, Series BB1, 4.00%, 10/01/46 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	5,655,250
The Broad Institute Issue, Refunding, 4.00%, 4/01/41 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	5,877,100
The Broad Institute Issue, Series A, Pre-Refunded, 5.375%, 4/01/41 . . . . . . . . . . . . . . . . . . . . . . . . . .	15,000,000	15,748,200
Dana-Farber Cancer Institute Issue, Series N, 5.00%, 12/01/46 . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	6,890,000	8,286,396
Harvard University Issue, Refunding, Series A, 5.00%, 7/15/33 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	6,264,300
Lahey Clinic Obligated Group Issue, Refunding, Series F, 5.00%, 8/15/32 . . . . . . . . . . . . . . . . . . . . . .	2,975,000	3,549,532
Lahey Health System Obligated Group Issue, Refunding, Series F, 5.00%, 8/15/34 . . . . . . . . . . . . . . . .	5,000,000	5,949,400
Northeastern University Issue, Series A, 5.00%, 3/01/44 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	5,737,650
Partners HealthCare System Issue, Refunding, Series A-2, 4.00%, 7/01/41 . . . . . . . . . . . . . . . . . . . . .	1,000,000	1,197,630
Partners HealthCare System Issue, Refunding, Series Q, 5.00%, 7/01/34 . . . . . . . . . . . . . . . . . . . . . .	5,000,000	6,154,650
Partners HealthCare System Issue, Refunding, Series S, 5.00%, 7/01/33 . . . . . . . . . . . . . . . . . . . . . .	1,880,000	2,403,693
Partners HealthCare System Issue, Refunding, Series S, 4.00%, 7/01/41 . . . . . . . . . . . . . . . . . . . . . .	7,500,000	8,737,050
Partners HealthCare System Issue, Series L, Pre-Refunded, 5.00%, 7/01/41 . . . . . . . . . . . . . . . . . . . .	5,000,000	5,278,800
Sterling and Francine Clark Art Institute Issue, Pre-Refunded, 5.00%, 7/01/41 . . . . . . . . . . . . . . . . . . .	12,900,000	13,619,304
Williams College Issue, Refunding, Series S, 4.00%, 7/01/46 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	9,550,000	10,944,395
Worcester Polytechnic Institute Issue, 4.00%, 9/01/49 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4,825,000	5,066,877
Worcester Polytechnic Institute Issue, Refunding, 5.00%, 9/01/42 . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,090,000	1,335,828
Massachusetts State Clean Water Trust Revenue, Revolving Fund, Green Bonds, 5.00%, 8/01/38 . . . . . . . .	5,000,000	6,625,300
Massachusetts State College Building Authority Project Revenue,
Refunding, Series B, XLCA Insured, 5.50%, 5/01/39 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	7,755,800
Refunding, Series D, 4.00%, 5/01/38 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4,350,000	5,073,666
Series B, Pre-Refunded, 5.00%, 5/01/40 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4,625,000	4,656,774
Massachusetts State Department of Transportation Metropolitan Highway System Revenue,
Commonwealth Contract Assistance Secured, Subordinated, Series B, 5.00%, 1/01/37 . . . . . . . . . . . . .	1,015,000	1,327,214
Senior, Refunding, Series A, 5.00%, 1/01/37. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,750,000	3,564,000
Massachusetts State Development Finance Agency Revenue,
Brandeis University Issue, Refunding, Series S-1, 5.00%, 10/01/38 . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,410,000	3,151,678
Massachusetts Institute of Technology Issue, Series P, 5.00%, 7/01/50 . . . . . . . . . . . . . . . . . . . . . . . .	3,000,000	5,109,000
Wellesley College Issue, Refunding, Series L, 4.00%, 7/01/44 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	6,160,000	7,186,379
Woods Hole Oceanographic Institution Issue, Refunding, 5.00%, 6/01/35. . . . . . . . . . . . . . . . . . . . . . .	1,200,000	1,539,264
Woods Hole Oceanographic Institution Issue, Refunding, 5.00%, 6/01/36. . . . . . . . . . . . . . . . . . . . . . .	1,000,000	1,279,990
Worcester Polytechnic Institute Issue, 4.00%, 9/01/44 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,350,000	1,580,270
franklintempleton.com	Annual Report	113

FRANKL IN TAX-FREE TRUST

STATEMEN T OF INVEST MENT S

Franklin Massachusetts Tax-Free Income Fund (continued)

	Principal
	Amount	Value

Municipal Bonds (continued)
Massachusetts (continued)
Massachusetts State Educational Financing Authority Education Loan Revenue,
Issue I, 6.00%, 1/01/28 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$ 1,350,000	$ 1,351,242
Issue I, Refunding, Series A, 5.50%, 1/01/22 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,000,000	3,003,000
Massachusetts State GO,
Consolidated Loan of 2014, Series F, 4.00%, 11/01/29 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	6,000,000	6,511,320
Consolidated Loan of 2017, Series A, 5.25%, 4/01/42 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	6,369,350
Consolidated Loan of 2018, Series A, 5.00%, 1/01/47 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	6,247,300
Massachusetts State Health and Educational Facilities Authority Revenue,
Boston College Issue, Series M-2, 5.50%, 6/01/35 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	8,600,000	12,766,614
Southcoast Health System Obligated Group Issue, Series D, 5.00%, 7/01/39 . . . . . . . . . . . . . . . . . . . .	5,500,000	5,518,810
Sterling and Francine Clark Art Institute Issue, Series B, Pre-Refunded, 5.00%, 7/01/40 . . . . . . . . . . . .	5,000,000	5,069,900
Massachusetts State HFA, MFHR, Section 8 Assisted, Series A, ETM, 7.00%, 4/01/21 . . . . . . . . . . . . . . . .	315,000	328,397
Massachusetts State HFAR,
Housing, Refunding, Series A, 3.25%, 12/01/27 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4,000,000	4,198,400
Housing, Refunding, Series A, 3.50%, 12/01/31 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,805,000	6,068,721
Housing, Series C, 5.125%, 12/01/39. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,045,000	1,046,317
Housing, Series C, 5.35%, 12/01/49 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,770,000	2,773,656
Housing, Series F, 3.15%, 12/01/32 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	105,000	105,423
Housing, Series F, 3.45%, 12/01/37 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	45,000	45,150
Series 214, GNMA Secured, 2.55%, 12/01/34. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,000,000	1,052,340
Series 214, GNMA Secured, 2.80%, 12/01/39. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4,000,000	4,177,160
SF Housing, Series 159, FNMA Insured, 4.05%, 12/01/32 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,160,000	1,205,101
SF Housing, Series 162, GNMA Secured, 3.15%, 12/01/32 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	10,905,000	11,255,160
Massachusetts State Port Authority Revenue,
Series B, 5.00%, 7/01/44 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	6,491,050
Series B, 5.00%, 7/01/49 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	6,448,800
Massachusetts State School Building Authority Dedicated Sales Tax Revenue,
Senior, Refunding, Series C, 5.00%, 11/15/34 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	6,304,750
Senior, Series B, Pre-Refunded, 5.00%, 10/15/41 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	10,000,000	10,686,600
Massachusetts State Special Obligation Dedicated Tax Revenue,
Refunding, NATL Insured, 5.50%, 1/01/25 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	10,900,000	13,290,915
Refunding, NATL Insured, 5.50%, 1/01/34 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	16,900,000	24,410,529
Massachusetts State Transportation Fund Revenue,
Accelerated Bridge Program, Series A, Pre-Refunded, 4.00%, 6/01/31 . . . . . . . . . . . . . . . . . . . . . . . .	5,555,000	5,780,255
Rail Enhancement and Accelerated Bridge Programs, Series A, 5.00%, 6/01/47 . . . . . . . . . . . . . . . . . .	5,000,000	6,226,950
Rail Enhancement and Accelerated Bridge Programs, Series A, 5.00%, 6/01/49 . . . . . . . . . . . . . . . . . .	6,925,000	9,020,020
Rail Enhancement and Accelerated Bridge Programs, Series B, 4.00%, 6/01/45 . . . . . . . . . . . . . . . . . .	7,175,000	8,170,459
Massachusetts State Water Pollution Abatement Trust Revenue,
Pooled Loan Program, Series 6, 5.50%, 8/01/30 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	195,000	195,690
Pooled Loan Program, Series 7, 5.125%, 2/01/31 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	260,000	260,848
Water Pollution Abatement, MWRA Program, Subordinate, Refunding, Series A, 5.75%, 8/01/29 . . . . . .	250,000	250,933
Massachusetts Water Resources Authority Revenue,
General, Green Bonds, Refunding, Series C, 5.00%, 8/01/40 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	6,197,950
General, Green Bonds, Series B, 5.00%, 8/01/40 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,140,000	1,440,116
General, Green Bonds, Series B, 5.00%, 8/01/42 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,145,000	3,956,787
General, Refunding, Series B, AGMC Insured, 5.25%, 8/01/28 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,490,000	7,398,214

114	Annual Report	franklintempleton.com

FRANKL IN TAX-FREE TRUS T

S TAT EMEN T OF INVEST MENT S

Franklin Massachusetts Tax-Free Income Fund (continued)

	Principal
	Amount	Value

Municipal Bonds (continued)
Massachusetts (continued)
Massachusetts Water Resources Authority Revenue, (continued)
General, Series B, 5.00%, 8/01/43. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$ 4,000,000	$ 5,099,240
Metropolitan Boston Transit Parking Corp. Systemwide Parking Revenue,
senior lien, 5.00%, 7/01/41 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	7,500,000	7,891,575
senior lien, Refunding, 5.25%, 7/01/36 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,585,000	5,900,329
Natick GO, Municipal Purpose Loan of 2018, 4.00%, 7/15/35 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4,970,000	5,922,600
Plymouth GO, Municipal Purpose Loan, Refunding, 4.00%, 5/01/47. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	5,782,550
Springfield Water and Sewer Commission Revenue, General, Series C, 5.00%, 4/15/37. . . . . . . . . . . . . . . .	1,260,000	1,585,521
University of Massachusetts Building Authority Project Revenue,
Refunding, Senior Series 1, 5.00%, 11/01/44 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	760,000	894,657
Senior Series 1, 5.25%, 11/01/42 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	6,411,500
Senior Series 1, Pre-Refunded, 5.00%, 11/01/44 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,240,000	3,854,790
Senior Series 2019-1, Refunding, 5.00%, 5/01/39 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	6,563,400
Worcester GO,
Municipal Purpose Loan, 3.25%, 11/01/25 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,370,000	3,502,576
Municipal Purpose Loan, 3.50%, 11/01/26 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,000,000	3,128,640
Refunding, Series A, 3.00%, 2/01/42 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,685,000	1,805,545
Total Municipal Bonds before Short Term Investments (Cost $407,242,434)
		449,940,821

Short Term Investments (Cost $3,825,000) 0.8%

Municipal Bonds 0.8%

Massachusetts 0.8%

aMassachusetts State Health and Educational Facilities Authority Revenue, Harvard University Issue,

Refunding, Series R, Daily VRDN and Put, 0.97%, 11/01/49 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,825,000	3,825,000
Total Investments (Cost $411,067,434) 99.3%.
		453,765,821
Other Assets, less Liabilities 0.7%. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .		3,131,350
Net Assets 100.0% . . . . . . . . . . . . . . . . . . . . . . . . .
		$456,897,171

See Abbreviations on page 154.

aVariable rate demand notes (VRDNs) are obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. Unless otherwise noted, the coupon rate is determined based on factors including supply and demand, underlying credit, tax treatment, and current short term rates. The coupon rate shown represents the rate at period end.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	115

F R A N K L IN TAX - FREE TRUS T

Financial Highlights

Franklin New Jersey Tax-Free Income Fund

Year Ended February 28,

2020a2019b

Class A

Per share operating performance

(for a share outstanding throughout the year)

Net asset value, beginning of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Income from investment operationsc:

Net investment incomed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net realized and unrealized gains (losses) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total from investment operations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Less distributions from:

Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net asset value, end of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total returne . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Ratios to average net assetsf

Expensesg . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Supplemental data

Net assets, end of year (000's) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Portfolio turnover rate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

$11.14$11.10

0.300.17

0.650.04

0.950.21

(0.32)(0.17)

$11.77$11.14

8.61%1.97%

0.82%0.83%

2.67%3.28%

$109,130$55,866

17.99%13.26%

aFor the year ended February 29. bFor the period September 10, 2018 (effective date) to February 28, 2019. cThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund's shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

dBased on average daily shares outstanding.

eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year. fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

116	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TAX-FREE TRUS T

FINANCIA L HIGHLIGHT S

Franklin New Jersey Tax-Free Income Fund (continued)

Year Ended February 28,

2020a	2019	2018	2017	2016a

Class A1

Per share operating performance

(for a share outstanding throughout the year)

Net asset value, beginning of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Income from investment operationsb:

Net investment incomec . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net realized and unrealized gains (losses) . . . . . . . . . . . . . . . . . . . . . . . .

Total from investment operations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Less distributions from:

Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net asset value, end of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total returnd . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Ratios to average net assets

Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Supplemental data

Net assets, end of year (000's) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Portfolio turnover rate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

$11.13	$11.11	$11.45	$11.73	$11.95

0.32	0.38	0.39	0.44	0.46
0.64	0.03	(0.31)	(0.27)	(0.23)

0.96	0.41	0.08	0.17	0.23

(0.33)	(0.39)	(0.42)	(0.45)	(0.45)

$11.76	$11.13	$11.11	$11.45	$11.73

8.78%	3.78%	0.68%	1.44%	1.99%
0.67%e	0.68%e	0.67%	0.65%	0.64%
2.82%	3.43%	3.46%	3.79%	3.96%
$584,519	$596,817	$650,527	$742,824	$793,062
17.99%	13.26%	12.70%	9.20%	5.24%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund's shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable. eBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	117

FRANKLIN TAX-FREE TRUST

FINANCIA L HIGHLIGHT S

Franklin New Jersey Tax-Free Income Fund (continued)

Year Ended February 28,

2020a	2019	2018	2017	2016a

Class C

Per share operating performance

(for a share outstanding throughout the year)

Net asset value, beginning of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Income from investment operationsb:

Net investment incomec . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net realized and unrealized gains (losses) . . . . . . . . . . . . . . . . . . . . . . . .

Total from investment operations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Less distributions from:

Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net asset value, end of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total returnd . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Ratios to average net assets

Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Supplemental data

Net assets, end of year (000's) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Portfolio turnover rate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

$11.28	$11.26	$11.60	$11.87	$12.09

0.26	0.32	0.33	0.38	0.40
0.65	0.03	(0.32)	(0.27)	(0.24)

0.91	0.35	0.01	0.11	0.16

(0.27)	(0.33)	(0.35)	(0.38)	(0.38)

$11.92	$11.28	$11.26	$11.60	$11.87

8.19%	3.15%	0.11%	0.95%	1.42%
1.22%e	1.23%e	1.22%	1.20%	1.19%
2.27%	2.88%	2.91%	3.24%	3.41%
$117,600	$125,982	$188,806	$217,952	$216,813
17.99%	13.26%	12.70%	9.20%	5.24%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund's shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding. dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable. eBenefit of expense reduction rounds to less than 0.01%.

118	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TAX-FREE TRUS T

FINANCIA L HIGHLIGHT S

Franklin New Jersey Tax-Free Income Fund (continued)

Year Ended February 28,

2020a2019          2018b

Class R6

Per share operating performance

(for a share outstanding throughout the year)

Net asset value, beginning of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Income from investment operationsc:

Net investment incomed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net realized and unrealized gains (losses) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total from investment operations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Less distributions from:

Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net asset value, end of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total returne . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Ratios to average net assetsf

Expenses before waiver and payments by affiliates . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Expenses net of waiver and payments by affiliates . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Supplemental data

Net assets, end of year (000's) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Portfolio turnover rate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

$11.14	$11.12	$11.37

0.34	0.40	0.25
0.64	0.03	(0.26)

0.98	0.43	(0.01)

(0.35)	(0.41)	(0.24)

$11.77	$11.14	$11.12

8.92%	3.91%	(0.11)%
0.53%	0.54%	0.54%
0.53%g,h	0.54%g,h	0.53%
2.96%	3.57%	3.60%
$33,376	$20,459	$19,936
17.99%	13.26%	12.70%

aFor the year ended February 29. bFor the period August 1, 2017 (effective date) to February 28, 2018. cThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund's shares in relation to income earned and/or fluctuating fair value of the investments of the Fund. dBased on average daily shares outstanding.

eTotal return is not annualized for periods less than one year. fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

hBenefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	119

FRANKLIN TAX-FREE TRUST

FINANCIA L HIGHLIGHT S

Franklin New Jersey Tax-Free Income Fund (continued)

Year Ended February 28,

2020a	2019	2018	2017	2016a

Advisor Class

Per share operating performance

(for a share outstanding throughout the year)

Net asset value, beginning of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Income from investment operationsb:

Net investment incomec . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net realized and unrealized gains (losses) . . . . . . . . . . . . . . . . . . . . . . . .

Total from investment operations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Less distributions from:

Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net asset value, end of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total return . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Ratios to average net assets

Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Supplemental data

Net assets, end of year (000's) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Portfolio turnover rate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

$11.14	$11.12	$11.46	$11.74	$11.96

0.33	0.39	0.40	0.46	0.47
0.64	0.03	(0.31)	(0.28)	(0.23)

0.97	0.42	0.09	0.18	0.24

(0.34)	(0.40)	(0.43)	(0.46)	(0.46)

$11.77	$11.14	$11.12	$11.46	$11.74

8.88%	3.87%	0.77%	1.54%	2.10%
0.57%d	0.58%d	0.57%	0.55%	0.54%
2.92%	3.53%	3.56%	3.89%	4.06%
$81,747	$75,607	$79,286	$107,087	$91,175
17.99%	13.26%	12.70%	9.20%	5.24%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund's shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dBenefit of expense reduction rounds to less than 0.01%.

120	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

F R A N K L IN TA X - FREE TRUS T

Statement of Investments, February 29, 2020

Franklin New Jersey Tax-Free Income Fund

	Principal
	Amount	Value

Municipal Bonds 96.2%
Delaware 2.4%
Delaware River and Bay Authority Revenue,
Refunding, 4.00%, 1/01/44 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$13,500,000	$ 15,985,350
Series A, 5.00%, 1/01/42 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	6,000,000	6,575,640

		22,560,990
New Jersey 78.7%

Bergen County Improvement Authority Lease Revenue,
County Guaranteed, 4.00%, 10/15/35 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,380,000	2,989,875
County Guaranteed, 4.00%, 10/15/36 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,465,000	4,342,234
County Guaranteed, 4.00%, 10/15/37 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,600,000	4,488,588
County Guaranteed, 4.00%, 10/15/38 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,745,000	4,647,770
County Guaranteed, 4.00%, 10/15/39 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,000,000	3,707,940
Cape May County Industrial PCFA, PCR, Atlantic City Electric Co. Project, Refunding, Series A, NATL
Insured, 6.80%, 3/01/21 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,400,000	5,700,834
Cumberland County Improvement Authority Revenue,
Technical High School Project, AGMC Insured, 5.00%, 9/01/39. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,000,000	2,329,800
Technical High School Project, BAM Insured, 5.00%, 1/15/36 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	955,000	1,198,764
Technical High School Project, BAM Insured, 5.00%, 1/15/37 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,000,000	1,252,760
Technical High School Project, BAM Insured, 5.00%, 1/15/38 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,020,000	1,273,837
Technical High School Project, BAM Insured, 5.00%, 1/15/39 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,070,000	1,333,455
Technical High School Project, BAM Insured, 5.00%, 1/15/44 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,725,000	7,062,074
Essex County Improvement Authority Revenue, Governmental Loan Revenue Bonds, City of Newark Project,
4.00%, 11/01/44. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	5,734,600
Gloucester County Improvement Authority Revenue,
County Guaranteed Loan, Rowan University Project, 4.00%, 7/01/37. . . . . . . . . . . . . . . . . . . . . . . . . .	750,000	905,273
County Guaranteed Loan, Rowan University Project, 4.00%, 7/01/38. . . . . . . . . . . . . . . . . . . . . . . . . .	700,000	842,086
County Guaranteed Loan, Rowan University Project, 4.00%, 7/01/39. . . . . . . . . . . . . . . . . . . . . . . . . .	600,000	720,084
County Guaranteed Loan, Rowan University Project, 5.00%, 7/01/44. . . . . . . . . . . . . . . . . . . . . . . . . .	4,925,000	6,344,286
County Guaranteed Loan, Rowan University Project, 4.00%, 7/01/48. . . . . . . . . . . . . . . . . . . . . . . . . .	5,250,000	6,159,720
Rowan University Business and Engineering School Projects, Series C, AGMC Insured, 4.00%, 7/01/42 .	2,500,000	2,762,300
Rowan University Business and Engineering School Projects, Series C, AGMC Insured, 5.00%, 7/01/44 .	3,500,000	4,069,730
Hudson County Improvement Authority Lease Revenue, County Secured, Hudson County Vocational-
Technical Schools Project, 5.00%, 5/01/46 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	6,000,000	7,154,760
Hudson County Improvement Authority Revenue, County-Guaranteed, Solid Waste System, Refunding,
4.00%, 1/01/40 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,000,000	1,171,810
Mercer County Improvement Authority Revenue,
Mercer County Projects, Refunding, 4.00%, 4/01/31 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,545,000	1,904,135
Mercer County Projects, Refunding, 4.00%, 4/01/32 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,050,000	2,519,696
Mercer County Projects, Refunding, 4.00%, 4/01/33 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,500,000	1,837,680
Middlesex County COP, Capital Appreciation, NATL Insured, zero cpn., 6/15/24 . . . . . . . . . . . . . . . . . . . . .	1,000,000	948,330
Monmouth County Improvement Authority Revenue,
Governmental Pooled Loan, Refunding, Series A, 4.00%, 8/01/32 . . . . . . . . . . . . . . . . . . . . . . . . . . . .	300,000	376,515
Governmental Pooled Loan, Refunding, Series A, 4.00%, 8/01/36 . . . . . . . . . . . . . . . . . . . . . . . . . . . .	500,000	621,820
Governmental Pooled Loan, Refunding, Series A, 4.00%, 8/01/37 . . . . . . . . . . . . . . . . . . . . . . . . . . . .	275,000	340,964
Governmental Pooled Loan, Refunding, Series A, 4.00%, 8/01/38 . . . . . . . . . . . . . . . . . . . . . . . . . . . .	225,000	278,062
Governmental Pooled Loan, Refunding, Series A, 4.00%, 8/01/39 . . . . . . . . . . . . . . . . . . . . . . . . . . . .	400,000	493,148
Governmental Pooled Loan, Series A, 4.00%, 8/01/33 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	350,000	438,197
franklintempleton.com	Annual Report	121

FRANKL IN TAX-FREE TRUST

STATEMEN T OF INVEST MENT S

Franklin New Jersey Tax-Free Income Fund (continued)

	Principal
	Amount	Value

Municipal Bonds (continued)
New Jersey (continued)
Monmouth County Improvement Authority Revenue, (continued)
Governmental Pooled Loan, Series A, 4.00%, 8/01/34 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$ 525,000	$655,919
Governmental Pooled Loan, Series A, 4.00%, 8/01/35 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	525,000	654,507
Governmental Pooled Loan, Series B, 4.00%, 12/01/34 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	750,000	942,653
Governmental Pooled Loan, Series B, 4.00%, 12/01/35 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,550,000	1,943,437
Governmental Pooled Loan, Series B, 4.00%, 12/01/36 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	750,000	938,048
Governmental Pooled Loan, Series B, 4.00%, 12/01/37 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	500,000	623,075
Governmental Pooled Loan, Series B, 4.00%, 12/01/38 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	750,000	931,980
Governmental Pooled Loan, Series B, 4.00%, 12/01/39 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	600,000	743,724
New Brunswick Parking Authority Revenue, City Guaranteed, Refunding, Series A, BAM Insured, 5.00%,
9/01/39 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	6,031,500
New Jersey EDA,
GO Lease Revenue, Rutgers University, College Avenue Redevelopment Project, 5.00%, 6/15/38. . . . . .	5,000,000	5,590,800
GO Lease Revenue, Rutgers University, College Avenue Redevelopment Project, 5.00%, 6/15/46. . . . . .	7,500,000	8,365,650
New Jersey EDA Revenue,
Cigarette Tax, Refunding, 5.00%, 6/15/28. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,000,000	3,217,440
Cigarette Tax, Refunding, 5.00%, 6/15/29. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,000,000	1,070,900
Cigarette Tax, Refunding, Assured Guaranty, 5.00%, 6/15/22 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	10,000,000	10,844,000
Cranes Mill Project, Refunding, 5.00%, 1/01/34. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,500,000	1,780,290
Cranes Mill Project, Refunding, 5.00%, 1/01/39. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,250,000	1,473,550
Cranes Mill Project, Refunding, 5.00%, 1/01/49. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,000,000	3,491,790
Montclair State University Student Housing Project, Provident Group, Montclair Properties LLC, Series
A, Pre-Refunded, 5.875%, 6/01/42. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	17,950,000	18,175,272
Provident Group-Kean Properties LLC, Kean University Student Housing Project, Series A, 5.00%,
7/01/32. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	640,000	744,102
Provident Group-Kean Properties LLC, Kean University Student Housing Project, Series A, 5.00%,
7/01/37. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	600,000	691,500
Provident Group-Kean Properties LLC, Kean University Student Housing Project, Series A, 5.00%,
7/01/47. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,500,000	1,701,360
Provident Group-Montclair Properties LLC, State University Student Housing Project, Refunding, AGMC
Insured, 5.00%, 6/01/42 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	6,000,000	7,214,280
Provident Group-Rowan Properties LLC, Rowan University Student Housing Project, Series A, 5.00%,
1/01/48. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	7,000,000	7,670,530
School Facilities Construction, Refunding, Series K, NATL Insured, 5.25%, 12/15/21. . . . . . . . . . . . . . .	10,000,000	10,725,200
School Facilities Construction, Refunding, Series N-1, NATL Insured, 5.50%, 9/01/27 . . . . . . . . . . . . . .	8,660,000	11,052,585
School Facilities Construction, Series WW, 5.00%, 6/15/37 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4,760,000	5,508,796
Transit Transportation Project, Series A, 4.00%, 11/01/44 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	6,000,000	6,861,780
New Jersey EDA Water Facilities Revenue,
Middlesex Water Company Project, 4.00%, 8/01/59. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	6,200,000	6,995,274
Middlesex Water Company Project, 5.00%, 8/01/59. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,750,000	4,647,337
New Jersey Environmental Infrastructure Trust Revenue, Environmental Infrastructure, Refunding, Series
A-R1, 5.00%, 9/01/21 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	8,915,000	9,478,428
New Jersey Health Care Facilities Financing Authority Revenue,
Atlantic Health System Hospital Corp. Issue, Pre-Refunded, 6.00%, 7/01/41 . . . . . . . . . . . . . . . . . . . .	10,600,000	11,329,386
Atlantic Health System Hospital Corp. Issue, Refunding, 4.00%, 7/01/41 . . . . . . . . . . . . . . . . . . . . . . .	10,000,000	11,409,400
Atlantic Health System Hospital Corp. Issue, Refunding, Series A, 5.00%, 7/01/27 . . . . . . . . . . . . . . . .	220,000	220,741
Barnabas Health Issue, Series A, Pre-Refunded, 5.625%, 7/01/32 . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,500,000	5,848,205
Barnabas Health Obligated Group Issue, Refunding, Series A, 5.00%, 7/01/44 . . . . . . . . . . . . . . . . . . .	15,530,000	18,030,330

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Franklin New Jersey Tax-Free Income Fund (continued)

	Principal
	Amount	Value

Municipal Bonds (continued)
New Jersey (continued)
New Jersey Health Care Facilities Financing Authority Revenue, (continued)
Hackensack Meridian Health Obligated Group Issue, Refunding, Series A, 5.00%, 7/01/37 . . . . . . . . . .	$ 3,000,000	$ 3,723,300
Hackensack Meridian Health Obligated Group Issue, Refunding, Series A, 5.00%, 7/01/38 . . . . . . . . . .	3,000,000	3,708,720
Hackensack Meridian Health Obligated Group Issue, Refunding, Series A, 5.00%, 7/01/39 . . . . . . . . . .	5,000,000	6,161,850
Hunterdon Medical Center Obligated Group Issue, Refunding, Series A, 5.00%, 7/01/45 . . . . . . . . . . . .	2,650,000	3,004,623
Inspira Health Obligated Group Issue, Refunding, Series A, 5.00%, 7/01/37 . . . . . . . . . . . . . . . . . . . . .	1,600,000	1,973,264
Inspira Health Obligated Group Issue, Refunding, Series A, 5.00%, 7/01/46 . . . . . . . . . . . . . . . . . . . . .	18,500,000	21,965,420
Inspira Health Obligated Group Issue, Series A, 5.00%, 7/01/42 . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	8,000,000	9,763,040
Inspira Health Obligated Group Issue, Series A, 4.00%, 7/01/47 . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	8,700,000	9,884,244
Meridian Health System Obligated Group Issue, Refunding, 5.00%, 7/01/27. . . . . . . . . . . . . . . . . . . . .	2,500,000	2,725,925
Robert Wood Johnson University Hospital Issue, Series A, 5.00%, 7/01/43 . . . . . . . . . . . . . . . . . . . . .	3,650,000	4,250,607
Robert Wood Johnson University Hospital Issue, Series A, 5.50%, 7/01/43 . . . . . . . . . . . . . . . . . . . . .	4,000,000	4,531,200
RWJ Barnabas Health Obligated Group Issue, Refunding, Series A, 5.00%, 7/01/43 . . . . . . . . . . . . . . .	15,000,000	18,426,000
St. Luke's Warren Hospital Obligated Group Issue, Refunding, 5.00%, 8/15/31 . . . . . . . . . . . . . . . . . . .	2,935,000	3,259,083
St. Luke's Warren Hospital Obligated Group Issue, Refunding, 5.00%, 8/15/34 . . . . . . . . . . . . . . . . . . .	1,500,000	1,657,140
St. Peter's University Hospital Obligated Group Issue, Refunding, 6.00%, 7/01/26 . . . . . . . . . . . . . . . . .	1,000,000	1,054,040
St. Peter's University Hospital Obligated Group Issue, Refunding, 6.25%, 7/01/35 . . . . . . . . . . . . . . . . .	3,400,000	3,591,284
Valley Health System Obligated Group Issue, 4.00%, 7/01/36. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	750,000	902,820
Valley Health System Obligated Group Issue, 4.00%, 7/01/37. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,950,000	4,741,264
Valley Health System Obligated Group Issue, 4.00%, 7/01/38. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,000,000	1,196,290
Valley Health System Obligated Group Issue, 4.00%, 7/01/39. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,200,000	1,432,164
Valley Health System Obligated Group Issue, 4.00%, 7/01/44. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	11,000,000	12,952,170
New Jersey Housing and Mortgage Finance Agency MFR,
Refunding, Series A, 3.95%, 11/01/43 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,100,000	1,221,407
Refunding, Series A, 3.00%, 11/01/44 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	510,000	536,209
New Jersey Institute of Technology GO,
Series A, 5.00%, 7/01/45 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	6,000,000	7,076,880
Series A, Pre-Refunded, 5.00%, 7/01/42 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	7,000,000	7,680,050
New Jersey State Educational Facilities Authority Revenue,
Kean University Issue, Refunding, Series D, BAM Insured, 4.00%, 9/01/38 . . . . . . . . . . . . . . . . . . . . . .	1,150,000	1,318,073
Kean University Issue, Refunding, Series H, AGMC Insured, 5.00%, 7/01/34 . . . . . . . . . . . . . . . . . . . .	2,205,000	2,596,343
Kean University Issue, Refunding, Series H, AGMC Insured, 5.00%, 7/01/35 . . . . . . . . . . . . . . . . . . . .	5,000,000	5,880,100
Montclair State University Issue, Refunding, Series A, 5.00%, 7/01/44 . . . . . . . . . . . . . . . . . . . . . . . . .	16,380,000	18,667,467
Montclair State University Issue, Refunding, Series B, 5.00%, 7/01/34 . . . . . . . . . . . . . . . . . . . . . . . . .	1,325,000	1,615,639
Montclair State University Issue, Refunding, Series D, 5.00%, 7/01/35 . . . . . . . . . . . . . . . . . . . . . . . . .	2,245,000	2,660,370
Montclair State University Issue, Refunding, Series D, 5.00%, 7/01/36 . . . . . . . . . . . . . . . . . . . . . . . . .	1,210,000	1,431,793
Montclair State University Issue, Series A, 5.00%, 7/01/39 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	5,732,050
Princeton University, Refunding, Series B, 5.00%, 7/01/44 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	15,000,000	17,373,750
Princeton University, Refunding, Series I, 5.00%, 7/01/35 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,800,000	7,446,968
Princeton University, Series B, 5.00%, 7/01/39 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	15,000,000	15,789,300
Princeton University, Series B, 4.375%, 7/01/41 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	10,000,000	10,437,600
Ramapo College of New Jersey Issue, Series A, AGMC Insured, 5.00%, 7/01/35 . . . . . . . . . . . . . . . . .	3,955,000	4,913,613
Ramapo College of New Jersey Issue, Series B, 5.00%, 7/01/37 . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,000,000	1,079,300
Ramapo College of New Jersey Issue, Series B, 5.00%, 7/01/42 . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,000,000	1,077,630
Seton Hall University Issue, Refunding, Series C, 5.00%, 7/01/34 . . . . . . . . . . . . . . . . . . . . . . . . . . . .	400,000	469,424
Seton Hall University Issue, Refunding, Series C, 5.00%, 7/01/37 . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,300,000	1,521,104
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Franklin New Jersey Tax-Free Income Fund (continued)

	Principal
	Amount	Value

Municipal Bonds (continued)
New Jersey (continued)
New Jersey State Educational Facilities Authority Revenue, (continued)
Seton Hall University Issue, Refunding, Series D, 5.00%, 7/01/42 . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$ 3,945,000	$ 4,778,184
a Stevens Institute of Technology Issue, Green Bonds, Series A, 4.00%, 7/01/50 . . . . . . . . . . . . . . . . . .	10,000,000	11,835,800
Stevens Institute of Technology Issue, Refunding, Series A, 5.00%, 7/01/36. . . . . . . . . . . . . . . . . . . . .	1,600,000	1,997,824
Stevens Institute of Technology Issue, Refunding, Series A, 5.00%, 7/01/42. . . . . . . . . . . . . . . . . . . . .	9,310,000	11,491,333
Stevens Institute of Technology Issue, Refunding, Series A, 5.00%, 7/01/47. . . . . . . . . . . . . . . . . . . . .	4,085,000	5,011,927
Stevens Institute of Technology Issue, Series I, ETM, 5.00%, 7/01/28 . . . . . . . . . . . . . . . . . . . . . . . . .	655,000	776,175
New Jersey State Higher Education Assistance Authority Student Loan Revenue,
Refunding, Series 1, 5.875%, 12/01/33 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,140,000	2,287,724
Refunding, Series 1A, 5.125%, 12/01/27 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,845,000	1,846,494
Refunding, Series 1A, 5.25%, 12/01/28 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,850,000	1,851,536
Senior, Series B, 3.25%, 12/01/39 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	10,000,000	10,642,900
Series 2, 5.00%, 12/01/30 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,500,000	1,546,155
Series 2, 5.00%, 12/01/36 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,000,000	1,030,660
New Jersey State Housing and Mortgage Finance Agency SFHR, Refunding, Series C, 3.95%, 10/01/44 . . .	4,300,000	4,770,420
New Jersey State Transportation Trust Fund Authority Revenue,
Transportation Program, Series AA, 5.25%, 6/15/31 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	10,000,000	11,202,100
Transportation System, Capital Appreciation, Series A, zero cpn., 12/15/29 . . . . . . . . . . . . . . . . . . . . .	5,000,000	4,041,700
Transportation System, Capital Appreciation, Series A, zero cpn., 12/15/32 . . . . . . . . . . . . . . . . . . . . .	10,000,000	7,346,500
Transportation System, Capital Appreciation, Series C, AGMC Insured, zero cpn., 12/15/33. . . . . . . . . .	10,000,000	7,411,200
Transportation System, Series A, Pre-Refunded, 5.50%, 6/15/41 . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	5,301,350
New Jersey State Turnpike Authority Revenue,
Turnpike, Refunding, Series B, 5.00%, 1/01/40 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	15,245,000	19,212,054
Turnpike, Refunding, Series G, 4.00%, 1/01/43 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	5,822,750
Turnpike, Series A, 5.00%, 1/01/34 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	6,505,000	8,122,338
Turnpike, Series A, 5.00%, 1/01/35 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,495,000	4,357,671
Turnpike, Series A, 5.00%, 1/01/48 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	15,500,000	19,588,125
Newark Housing Authority Port Authority Revenue, Newark Marine Terminal, City of Newark Redevelopment
Projects, Refunding, 4.00%, 1/01/37 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	20,745,000	24,034,120
North Hudson Sewerage Authority Gross Revenue,
Lease Certificates, Refunding, senior lien, Series A, 5.00%, 6/01/42 . . . . . . . . . . . . . . . . . . . . . . . . . .	1,005,000	1,100,344
Lease Certificates, senior lien, Series A, Pre-Refunded, 5.00%, 6/01/42 . . . . . . . . . . . . . . . . . . . . . . .	16,795,000	18,368,691
Passaic County Improvement Authority County Guaranteed Parking Revenue, 200 Hospital Plaza Corp.
Project, Pre-Refunded, 5.00%, 5/01/42 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,200,000	3,221,984
Rutgers State University GO, Series L, Pre-Refunded, 5.00%, 5/01/43 . . . . . . . . . . . . . . . . . . . . . . . . . . . .	12,000,000	13,594,200
Salem County PCFA, PCR, Atlantic City Electric Co. Project, Refunding, Series A, 4.875%, 6/01/29 . . . . . . .	5,000,000	5,013,650

		728,590,323
New York 6.5%

Port Authority of New York and New Jersey Revenue,
Consolidated, Refunding, One Hundred Seventy-First Series, 5.00%, 7/15/30 . . . . . . . . . . . . . . . . . . .	12,200,000	13,126,468
Consolidated, Refunding, One Hundred Seventy-Ninth Series, 5.00%, 12/01/38 . . . . . . . . . . . . . . . . . .	15,000,000	17,225,850
Consolidated, Refunding, One Hundred Sixty-Sixth Series, 5.25%, 7/15/36 . . . . . . . . . . . . . . . . . . . . .	5,000,000	5,198,100
Consolidated, Refunding, Two Hundred Fourteenth Series, 4.00%, 9/01/43 . . . . . . . . . . . . . . . . . . . . .	3,000,000	3,556,080
Consolidated, Refunding, Two Hundred Sixteenth Series, 4.00%, 9/01/45 . . . . . . . . . . . . . . . . . . . . . .	2,500,000	2,991,025
Consolidated, Refunding, Two Hundred Sixteenth Series, 4.00%, 9/01/49 . . . . . . . . . . . . . . . . . . . . . .	6,000,000	7,163,640
Consolidated, Two Hundred Seventeenth Series, 4.00%, 11/01/49 . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,000,000	5,983,100

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S TAT EMEN T OF INVEST MENT S

Franklin New Jersey Tax-Free Income Fund (continued)

	Principal
	Amount	Value

Municipal Bonds (continued)
New York (continued)
Port Authority of New York and New Jersey Special Project Revenue, JFK International Air Terminal LLC
Project, NATL Insured, 5.75%, 12/01/22 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$ 5,065,000	$ 5,211,480

		60,455,743
Pennsylvania 7.2%

Delaware River Joint Toll Bridge Commission Revenue,
Bridge System, 5.00%, 7/01/42 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	19,500,000	24,175,320
Bridge System, Refunding, Series B, 5.00%, 7/01/31 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	850,000	1,130,202
Bridge System, Refunding, Series B, 5.00%, 7/01/32 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,000,000	1,323,790
Bridge System, Series A, 5.00%, 7/01/33 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	100,000	132,064
Bridge System, Series A, 5.00%, 7/01/34 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	150,000	197,691
Bridge System, Series A, 5.00%, 7/01/35 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	150,000	197,291
Bridge System, Series A, 5.00%, 7/01/36 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	150,000	196,826
Bridge System, Series A, 5.00%, 7/01/37 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	150,000	196,275
Bridge System, Series A, 5.00%, 7/01/38 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	150,000	195,633
Bridge System, Series A, 5.00%, 7/01/39 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	150,000	195,183
Bridge System, Series A, 5.00%, 7/01/44 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	760,000	975,232
Delaware River Port Authority Revenue,
5.00%, 1/01/37 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	10,000,000	11,437,400
Series A, 5.00%, 1/01/37 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,285,000	4,254,206
Series A, 5.00%, 1/01/38 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,050,000	6,517,782
Series A, 5.00%, 1/01/39 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,300,000	2,959,203
Series A, 5.00%, 1/01/40 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	9,565,000	12,269,791

		66,353,889
U.S. Territories 1.4%

Puerto Rico 1.4%
b Puerto Rico Electric Power Authority Power Revenue, Series WW-RSA-1, 5.50%, 7/01/38 . . . . . . . . . . . . . .	16,620,000	13,358,325
. . .Total Municipal Bonds before Short Term Investments (Cost $818,645,719) . . .		891,319,270

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Franklin New Jersey Tax-Free Income Fund (continued)

Principal

AmountValue

Short Term Investments 4.4%

Municipal Bonds 4.4%

New Jersey 4.4%

cNew Jersey EDA, EDR, Lawrenceville School Project, SPA JPMorgan Chase Bank, Daily VRDN and Put,

0.80%, 7/01/31 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$ 5,950,000	$ 5,950,000

cNew Jersey Health Care Facilities Financing Authority Revenue,

Virtua Health Issue, Series B, LOC JPMorgan Chase Bank, Daily VRDN and Put, 0.80%, 7/01/43 . . . . .	13,880,000	13,880,000
Virtua Health Issue, Series C, LOC JPMorgan Chase Bank, Daily VRDN and Put, 0.80%, 7/01/43 . . . . .	20,900,000	20,900,000
Total Short Term Investments (Cost $40,730,000) . . . . . . . . . . . . . . . . . . . . . . . . .
		40,730,000
Total Investments (Cost $859,375,719) 100.6%. . . . . . . . . . . . . . . . . . . . . . . . . . . . .
		932,049,270
Other Assets, less Liabilities (0.6)% . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .		(5,677,373)
Net Assets 100.0% . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
		$926,371,897

See Abbreviations on page 154.

aSecurity purchased on a when-issued basis. See Note 1(b). bSee Note 7 regarding defaulted securities.

cVariable rate demand notes (VRDNs) are obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. Unless otherwise noted, the coupon rate is determined based on factors including supply and demand, underlying credit, tax treatment, and current short term rates. The coupon rate shown represents the rate at period end.

126	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKL IN TAX-FREE TRUS T

FINANCIA L S TAT EMENTS

Statements of Assets and Liabilities

February 29, 2020

Franklin Federal	Franklin Federal	Franklin	Franklin
Intermediate-Term	Limited-Term	High Yield	Massachusetts
Tax-Free	Tax-Free	Tax-Free	Tax-Free
Income Fund	Income Fund	Income Fund	Income Fund

Assets:

Investments in securities:

Cost - Unaffiliated issuers . . . . . . . . . . . . . . . . .

Cost - Controlled affiliates (Note 3f) . . . . . . . . . . .

Cost - Non-controlled affiliates (Note 3f) . . . . . . . .

Value - Unaffiliated issuers . . . . . . . . . . . . . . . . .

Value - Controlled affiliates (Note 3f) . . . . . . . . . .

Value - Non-controlled affiliates (Note 3f) . . . . . . .

Cash . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Receivables:

Investment securities sold . . . . . . . . . . . . . . . . .

Capital shares sold . . . . . . . . . . . . . . . . . . . . . .

Dividends and interest . . . . . . . . . . . . . . . . . . . .

Other assets . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total assets. . . . . . . . . . . . . . . . . . . . . . . .

Liabilities:

Payables:

Investment securities purchased . . . . . . . . . . . . .

Capital shares redeemed . . . . . . . . . . . . . . . . . .

Management fees . . . . . . . . . . . . . . . . . . . . . . .

Distribution fees. . . . . . . . . . . . . . . . . . . . . . . . .

Transfer agent fees . . . . . . . . . . . . . . . . . . . . . .

Distributions to shareholders . . . . . . . . . . . . . . . .

Accrued expenses and other liabilities . . . . . . . . . .

Total liabilities . . . . . . . . . . . . . . . . . . . . . .

Net assets, at value . . . . . . . . . . . . . . .

Net assets consist of:

Paid-in capital . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total distributable earnings (losses) . . . . . . . . . . . .

Net assets, at value . . . . . . . . . . . . . . .

$3,548,197,790	$965,956,601	$5,948,874,483	$411,067,434
—	18,390,563	—	—
—	—	2,554,750	—

$3,795,004,308	$997,330,405	$6,855,374,516	$453,765,821
—	19,265,675	—	—
—	—	2,604,000	—
67,606	7,129	344,038	477
—	—	2,555,636	—
5,261,314	1,321,971	7,903,289	222,625
36,302,885	6,509,239	67,700,732	4,144,649
4,668	1,267	8,425	562

3,836,640,781	1,024,435,686	6,936,490,636	458,134,134

8,342,233	—	34,816,128	—
10,448,097	2,385,498	15,613,806	781,214
1,119,886	256,514	2,597,011	192,135
306,003	93,385	757,618	49,188
458,036	98,669	821,172	45,522
931,392	295,464	2,190,350	141,319
180,825	65,079	375,037	27,585

21,786,472	3,194,609	57,171,122	1,236,963

$3,814,854,309	$1,021,241,077	$6,879,319,514	$456,897,171

$3,639,227,093	$994,134,112	$6,859,498,021	$434,093,081
175,627,216	27,106,965	19,821,493	22,804,090

$3,814,854,309	$1,021,241,077	$6,879,319,514	$456,897,171

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	127

FRANKL IN TAX-FREE TRUST

FINANCIA L STATEMENT S

Statements of Assets and Liabilities (continued)

February 29, 2020

	Franklin Federal	Franklin Federal	Franklin	Franklin
	Intermediate-Term	Limited-Term	High Yield	Massachusetts
	Tax-Free	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund	Income Fund

Class A:
Net assets, at value . . . . . . . . . . . . . . . . . . . . . . .	$ 407,125,174	$158,939,476	$ 900,342,119	$ 44,347,253

Shares outstanding . . . . . . . . . . . . . . . . . . . . . . .	32,849,253	15,008,335	86,087,125	3,633,738

Net asset value per sharea . . . . . . . . . . . . . . . . . .	$12.39	$10.59	$10.46	$12.20
Maximum offering price per share (net asset value
per share ÷ 97.75%, 97.75%, 96.25% and 96.25%,
respectively) . . . . . . . . . . . . . . . . . . . . . . . . . . .	$12.68	$10.83	$10.87	$12.68
Class A1:

Net assets, at value . . . . . . . . . . . . . . . . . . . . . . .	$1,516,008,787	$518,898,025	$4,196,856,210	$307,452,319

Shares outstanding . . . . . . . . . . . . . . . . . . . . . . .	122,480,651	48,953,053	401,601,818	25,209,287

Net asset value per sharea . . . . . . . . . . . . . . . . . .	$12.38	$10.60	$10.45	$12.20
Maximum offering price per share (net asset value
per share ÷ 97.75%, 97.75%, 96.25% and 96.25%,
respectively) . . . . . . . . . . . . . . . . . . . . . . . . . . .	$12.66	$10.84	$10.86	$12.68

Class C:

Net assets, at value . . . . . . . . . . . . . . . . . . . . . . .

Shares outstanding . . . . . . . . . . . . . . . . . . . . . . .

Net asset value and maximum offering price per sharea . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Class R6:

Net assets, at value . . . . . . . . . . . . . . . . . . . . . . .

Shares outstanding . . . . . . . . . . . . . . . . . . . . . . .

Net asset value and maximum offering price per share . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Advisor Class:

Net assets, at value . . . . . . . . . . . . . . . . . . . . . . .

Shares outstanding . . . . . . . . . . . . . . . . . . . . . . .

Net asset value and maximum offering price per share . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

$203,994,241		$488,258,089	$ 31,712,885

16,430,836		45,787,822	2,568,279

$12.42		$10.66	$12.35

$410,540,765	$ 51,951,694	$127,805,955	$ 12,458,071

33,078,472	4,905,276	12,169,159	1,020,814

$12.41	$10.59	$10.50	$12.20

$1,277,185,342	$291,451,882	$1,166,057,141	$ 60,926,643

102,927,819	27,508,325	111,066,232	4,994,514

$12.41	$10.60	$10.50	$12.20

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

128	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKL IN TAX-FREE TRUS T

FINANCIA L S TAT EMENTS

Statements of Assets and Liabilities (continued)

February 29, 2020

Franklin

New Jersey

Tax-Free

Income Fund

Assets:

Investments in securities:

Cost - Unaffiliated issuers . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Value - Unaffiliated issuers . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Cash . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Receivables:

Capital shares sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Dividends and interest . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Other assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Liabilities:

Payables:

Investment securities purchased . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Capital shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Management fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Distribution fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Transfer agent fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Distributions to shareholders. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Accrued expenses and other liabilities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total liabilities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net assets, at value. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net assets consist of:

Paid-in capital. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total distributable earnings (losses) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net assets, at value. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

$859,375,719

$932,049,270 57,417

1,173,309

7,482,385

1,139

940,763,520

11,617,640

1,878,185

367,985

127,742

100,226

248,923

50,922

14,391,623

$926,371,897

$945,126,531 (18,754,634)

$926,371,897

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	129

FRANKLIN TAX-FREE TRUST

FINANCIA L STATEMENT S

Statements of Assets and Liabilities (continued)

February 29, 2020

Franklin
New Jersey
Tax-Free
Income Fund

Class A:
Net assets, at value. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$109,130,137

Shares outstanding . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	9,269,827

Net asset value per sharea . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$11.77
Maximum offering price per share (net asset value per share ÷ 96.25%) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$12.23
Class A1:

Net assets, at value. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Shares outstanding . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net asset value per sharea . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Maximum offering price per share (net asset value per share ÷ 96.25%) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

$584,519,010 49,713,908

$11.76

$12.22

Class C:

Net assets, at value. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Shares outstanding . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net asset value and maximum offering price per sharea . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Class R6:

$117,600,335 9,866,846 $11.92

Net assets, at value. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Shares outstanding . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net asset value and maximum offering price per share . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Advisor Class:

Net assets, at value. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Shares outstanding . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net asset value and maximum offering price per share . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

$ 33,375,851 2,835,733 $11.77

$ 81,746,564 6,946,121 $11.77

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

130	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKL IN TAX-FREE TRUS T

FINANCIA L S TAT EMENTS

Statements of Operations

for the year ended February 29, 2020

Franklin Federal	Franklin Federal	Franklin	Franklin
Intermediate-Term	Limited-Term	High Yield	Massachusetts
Tax-Free	Tax-Free	Tax-Free	Tax-Free
Income Fund	Income Fund	Income Fund	Income Fund

Investment income: Dividends:

Controlled affiliates (Note 3f) . . . . . . . . . . . . . . . . .

Non-controlled affiliates (Note 3f) . . . . . . . . . . . . . .

Interest:

Unaffiliated issuers. . . . . . . . . . . . . . . . . . . . . . . .

Total investment income . . . . . . . . . . . . . . . . .

Expenses:

Management fees (Note 3a) . . . . . . . . . . . . . . . . . .

Distribution fees: (Note 3c)

Class A. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Class A1 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Class C. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Transfer agent fees: (Note 3e)

Class A. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Class A1 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Class C. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Class R6 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Advisor Class . . . . . . . . . . . . . . . . . . . . . . . . . . .

Custodian fees (Note 4) . . . . . . . . . . . . . . . . . . . . .

Reports to shareholders . . . . . . . . . . . . . . . . . . . . .

Registration and filing fees . . . . . . . . . . . . . . . . . . .

Professional fees . . . . . . . . . . . . . . . . . . . . . . . . . .

Trustees' fees and expenses . . . . . . . . . . . . . . . . . .

Other . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total expenses . . . . . . . . . . . . . . . . . . . . . . .

Expense reductions (Note 4) . . . . . . . . . . . . . .

Expenses waived/paid by affiliates (Note 3f and 3g) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net expenses . . . . . . . . . . . . . . . . . . . . . . .

Net investment income . . . . . . . . . . . . . . . .

Realized and unrealized gains (losses): Net realized gain (loss) from: Investments:

Unaffiliated issuers . . . . . . . . . . . . . . . . . . . . . . .

Net change in unrealized appreciation (depreciation) on:

Investments:

Unaffiliated issuers . . . . . . . . . . . . . . . . . . . . . . .

Controlled affiliates (Note 3f) . . . . . . . . . . . . . . . .

Non-controlled affiliates (Note 3f) . . . . . . . . . . . . .

$—	$ 308,959	$—	$—
—	—	17,904	—
107,882,220	20,439,662	299,593,670	15,299,724

107,882,220	20,748,621	299,611,574	15,299,724

16,541,932	4,783,386	29,641,727	2,224,785
704,154	307,198	1,515,205	79,088
1,538,575	816,278	4,197,900	312,328
1,507,344	—	3,368,997	206,742
216,407	79,147	426,089	21,467
1,181,251	350,201	2,950,844	212,215
178,154	—	364,330	21,579
96,943	18,056	38,123	5,152
891,322	188,446	765,791	34,922
26,224	7,362	47,846	3,225
192,633	47,417	250,560	19,184
197,089	102,664	354,038	50,182
68,783	54,853	469,483	52,879
23,790	6,705	42,559	2,872
196,599	74,247	(57,526)a	34,198
23,561,200	6,835,960	44,375,966	3,280,818
(12,021)	(3,989)	(24,477)	(1,662)
(3,546,242)	(1,737,693)	(6,455)	(2,041)

20,002,937	5,094,278	44,345,034	3,277,115
87,879,283	15,654,343	255,266,540	12,022,609

180,683	(45,140)	(4,116,870)	477,523

128,997,446	23,693,537	357,519,866	27,197,857
—	829,250	—	—
—	—	49,250	—

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	131

FRANKL IN TAX-FREE TRUST

FINANCIA L STATEMENT S

Statements of Operations (continued)

for the year ended February 29, 2020

	Franklin Federal	Franklin Federal	Franklin	Franklin
	Intermediate-Term	Limited-Term	High Yield	Massachusetts
	Tax-Free	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund	Income Fund

Net change in unrealized appreciation
(depreciation) . . . . . . . . . . . . . . . . . . . . . .	$128,997,446	$24,522,787	$357,569,116	$27,197,857
Net realized and unrealized gain (loss) . . . . . . . . . . . .	129,178,129	24,477,647	353,452,246	27,675,380
Net increase (decrease) in net assets resulting from

operations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$217,057,412	$40,131,990	$608,718,786	$39,697,989

aOther expenses include a reversal of an estimated federal income tax liability of $825,000 recorded in a prior year.

132	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKL IN TAX-FREE TRUS T

FINANCIA L S TAT EMENTS

Statements of Operations (continued)

for the year ended February 29, 2020

Franklin

New Jersey

Tax-Free

Income Fund

Investment income: Interest:

Unaffiliated issuers . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Expenses:

Management fees (Note 3a) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Distribution fees: (Note 3c)

Class A . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Class A1. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Class C . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Transfer agent fees: (Note 3e)

Class A . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Class A1. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Class C . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Class R6 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Advisor Class . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Custodian fees (Note 4) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Reports to shareholders. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Registration and filing fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Professional fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Trustees' fees and expenses. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Other . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Expense reductions (Note 4) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Realized and unrealized gains (losses): Net realized gain (loss) from: Investments:

Unaffiliated issuers. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net change in unrealized appreciation (depreciation) on: Investments:

Unaffiliated issuers. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net realized and unrealized gain (loss) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net increase (decrease) in net assets resulting from operations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

$31,532,286

4,326,024

205,886

594,358

796,720

56,385

406,794

83,890

7,433

55,249

6,583

36,826

38,324

86,050

5,973

53,698

6,760,193

(3,472)

6,756,721

24,775,565

70,458

50,355,377

50,425,835

$75,201,400

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	133

FRANKL IN TAX-FREE TRUST

FINANCIA L STATEMENT S

Statements of Changes in Net Assets

		Franklin Federal
		Intermediate-Term	Franklin Federal Limited-Term
		Tax-Free Income Fund	Tax-Free Income Fund

		Year Ended February 28,	Year Ended February 28,

	2020a	2019	2020a	2019
Increase (decrease) in net assets:
Operations:
Net investment income . . . . . . . . . . . . . . . . . . . . . . . .	$87,879,283	$101,793,705	$15,654,343	$13,599,918
Net realized gain (loss) . . . . . . . . . . . . . . . . . . . . . . . .	180,683	(7,866,971)	(45,140)	(4,039,322)
Net change in unrealized appreciation (depreciation) . . .	128,997,446	10,300,480	24,522,787	11,632,111
Net increase (decrease) in net assets resulting from

operations . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	217,057,412	104,227,214	40,131,990	21,192,707
Distributions to shareholders:

Class A . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(6,513,554)	(1,195,834)	(1,836,388)	(415,474)
Class A1 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(39,158,501)	(46,661,434)	(8,844,598)	(9,040,361)
Class C . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(4,675,743)	(6,642,538)	—	—
Class R6 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(10,946,815)	(14,772,127)	(897,988)	(831,859)
Advisor Class . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(30,495,604)	(32,117,513)	(5,152,791)	(4,053,890)

Total distributions to shareholders . . . . . . . . . . . . . . . . . .	(91,790,217)	(101,389,446)	(16,731,765)	(14,341,584)
Capital share transactions: (Note 2)

Class A . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	214,182,623	180,237,196	52,144,069	102,821,026
Class A1 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(111,891,220)	(274,837,014)	(76,434,842)	(108,070,320)
Class C . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(66,319,360)	(95,227,436)	—	—
Class R6 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(21,048,015)	(254,549,665)	3,618,179	(4,751,739)
Advisor Class . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	133,044,504	(93,971,284)	10,383,727	24,719,067

Total capital share transactions . . . . . . . . . . . . . . . . . . . .	147,968,532	(538,348,203)	(10,288,867)	14,718,034

Net increase (decrease) in net assets . . . . . . . . . . .	273,235,727	(535,510,435)	13,111,358	21,569,157
Net assets:
Beginning of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,541,618,582	4,077,129,017	1,008,129,719	986,560,562

End of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$3,814,854,309	$3,541,618,582	$1,021,241,077	$1,008,129,719

aFor the year ended February 29.

134	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKL IN TAX-FREE TRUS T

FINANCIA L S TAT EMENTS

Statements of Changes in Net Assets (continued)

		Franklin High Yield	Franklin Massachusetts
		Tax-Free Income Fund	Tax-Free Income Fund

		Year Ended February 28,	Year Ended February 28,

	2020a	2019	2020a	2019
Increase (decrease) in net assets:
Operations:
Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . .	$255,266,540	$277,262,543	$12,022,609	$ 13,225,917
Net realized gain (loss) . . . . . . . . . . . . . . . . . . . . . . . . . .	(4,116,870)	7,195,456	477,523	(2,083,059)
Net change in unrealized appreciation (depreciation) . . . . . .	357,569,116	(13,849,219)	27,197,857	997,960
Net increase (decrease) in net assets resulting from

operations. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	608,718,786	270,608,780	39,697,989	12,140,818
Distributions to shareholders:

Class A . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(23,830,777)	(4,162,107)	(837,363)	(179,571)
Class A1 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(178,149,877)	(196,136,581)	(8,980,364)	(10,172,702)
Class M. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	—	(61)	—	—
Class C . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(19,166,366)	(27,975,963)	(737,682)	(1,121,146)
Class R6 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(4,600,685)	(6,373,267)	(303,440)	(46,754)
Advisor Class. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(46,935,052)	(46,910,011)	(1,516,542)	(1,672,382)

Total distributions to shareholders . . . . . . . . . . . . . . . . . . . . .	(272,682,757)	(281,557,990)	(12,375,391)	(13,192,555)
Capital share transactions: (Note 2)

Class A . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	524,666,398	340,273,456	22,222,044	19,716,428
Class A1 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(194,542,107)	(425,607,848)	(26,183,797)	(48,476,099)
Class M. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	—	(4,952)	—	—
Class C . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(97,297,026)	(308,390,096)	(3,533,757)	(22,931,621)
Class R6 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	31,446,823	(60,918,383)	10,555,828	(399,472)
Advisor Class. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	116,542,321	(73,593,745)	6,842,984	(12,401,375)

Total capital share transactions . . . . . . . . . . . . . . . . . . . . . . .	380,816,409	(528,241,568)	9,903,302	(64,492,139)

Net increase (decrease) in net assets . . . . . . . . . . . . .	716,852,438	(539,190,778)	37,225,900	(65,543,876)
Net assets:
Beginning of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	6,162,467,076	6,701,657,854	419,671,271	485,215,147

End of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$6,879,319,514	$6,162,467,076	$456,897,171	$419,671,271

aFor the year ended February 29.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	135

FRANKL IN TAX-FREE TRUST

FINANCIA L STATEMENT S

Statements of Changes in Net Assets (continued)

Franklin New Jersey

Tax-Free Income Fund

		Year Ended February 28,

	2020a	2019
Increase (decrease) in net assets:
Operations:
Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$24,775,565	$29,866,878
Net realized gain (loss) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	70,458	251,468
Net change in unrealized appreciation (depreciation) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	50,355,377	1,832,576

Net increase (decrease) in net assets resulting from operations. . . . . . . . . . . . . . . . . . . . . . . . .	75,201,400	31,950,922
Distributions to shareholders:

Class A . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(2,216,307)	(573,568)
Class A1 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(17,323,131)	(21,814,597)
Class C . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(2,898,541)	(4,753,130)
Class R6 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(772,945)	(748,704)
Advisor Class. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(2,424,921)	(2,858,909)

Total distributions to shareholders . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(25,635,845)	(30,748,908)
Capital share transactions: (Note 2)

Class A . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	48,663,356	55,165,517
Class A1 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(44,766,315)	(54,445,581)
Class C . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(15,082,222)	(62,485,819)
Class R6 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	11,464,561	491,986
Advisor Class. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,796,133	(3,752,301)

Total capital share transactions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,075,513	(65,026,198)

Net increase (decrease) in net assets. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	51,641,068	(63,824,184)
Net assets:
Beginning of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	874,730,829	938,555,013

End of year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$926,371,897	$874,730,829

aFor the year ended February 29.

136	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

F R A N K L IN TA X - FREE TRUS T

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Franklin Tax-Free Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of twenty-three separate funds, five of which are included in this report (Funds) and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). The classes of shares offered within each of the Funds are indicated below. Class C shares automatically convert to Class A shares after they have been held for

10 years. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees due to differing arrangements for distribution and transfer agent fees.

Class A, Class A1, Class R6 & Advisor Class

Franklin Federal Limited-Term Tax-Free Income Fund

Class A, Class A1, Class C, Class R6 & Advisor Class

Franklin Federal Intermediate-Term Tax-Free Income Fund Franklin High Yield Tax-Free Income Fund

Franklin Massachusetts Tax-Free Income Fund Franklin New Jersey Tax-Free Income Fund

The following summarizes the Funds' significant accounting policies.

a. Financial Instrument Valuation

The Funds' investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Funds calculate the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Trust's Board of Trustees (the Board), the Funds' administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The Funds may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and exchange traded funds listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Funds' pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

The Funds have procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the Funds primarily employ a market-based approach which may use related or comparable assets or liabilities, recent transac- tions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

b. Securities Purchased on a When-Issued Basis

Certain or all Funds purchase securities on a when-issued basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or

franklintempleton.com	Annual Report	137

F R A N K L IN TAX - FREE TRUS T

NOTE S TO FINANCIA L STATEMEN T S

1.Organization and Significant Accounting Policies (continued)

b.Securities Purchased on a When-Issued Basis (continued)(continued)

less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of holding the securities, they may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

c. Income Taxes

It is each Fund's policy to qualify as a regulated investment company under the Internal Revenue Code. Each Fund intends to distribute to shareholders substantially all of its income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

Each Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of February 29, 2020, each Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

d.Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date. Dividends from net investment income are normally declared daily; these dividends may be reinvested or paid monthly to shareholders. Distributions from realized capital gains and other distributions, if any, are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust or based on the ratio of number of shareholders of each Fund to the combined number of shareholders of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

e. Insurance

The scheduled payments of interest and principal for each insured municipal security in the Trust are insured by either a new issue insurance policy or a secondary insurance policy. Some municipal securities in the Funds are secured by collateral guaranteed by an agency of the U.S. government. Depending on the type of coverage, premiums for insurance are either added to the cost basis of the security or paid by a third party.

Insurance companies typically insure municipal bonds that tend to be of very high quality, with the majority of underlying municipal bonds rated A or better. However, an event involving an insurer could have an adverse effect on the value of the securities insured by that insurance company. There can be no assurance the insurer will be able to fulfill its obligations under the terms of the policy.

f. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

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FRANKL IN TAX-FREE TRUS T NOTE S TO FINANCIA L STAT EMEN TS

g. Guarantees and Indemnifications

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At February 29, 2020, there were an unlimited number of shares authorized (without par value). Transactions in the Funds' shares were as follows:

	Franklin Federal
	Intermediate-Term		Franklin Federal Limited-Term
	Tax-Free Income Fund		Tax-Free Income Fund

	Shares	Amount	Shares	Amount

Class A Shares:
Year ended February 29, 2020
Shares solda . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	23,107,911	$280,846,171	8,602,860	$90,137,584
Shares issued in reinvestment of distributions . . . . . . . . . . . . . . .	504,307	6,140,740	168,375	1,764,430
Shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(5,987,656)	(72,804,288)	(3,799,323)	(39,757,945)

Net increase (decrease). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	17,624,562	$214,182,623	4,971,912	$52,144,069
Year ended February 28, 2019b

Shares solda . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	18,695,296	$221,590,750	14,838,105	$152,313,670
Shares issued in reinvestment of distributions . . . . . . . . . . . . . . .	95,475	1,138,941	37,675	388,733
Shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(3,566,080)	(42,492,495)	(4,839,357)	(49,881,377)

Net increase (decrease). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	15,224,691	$180,237,196	10,036,423	$102,821,026
Class A1 Shares:

Year ended February 29, 2020
Shares sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	7,255,556	$88,080,091	1,990,450	$20,874,172
Shares issued in reinvestment of distributions . . . . . . . . . . . . . . .	3,009,335	36,539,255	776,056	8,133,060
Shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(19,508,327)	(236,510,566)	(10,074,821)	(105,442,074)

Net increase (decrease). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(9,243,436)	$(111,891,220)	(7,308,315)	$(76,434,842)
Year ended February 28, 2019

Shares sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	16,145,574	$191,825,715	9,177,907	$94,350,857
Shares issued in reinvestment of distributions . . . . . . . . . . . . . . .	3,644,140	43,305,585	810,123	8,329,826
Shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(42,969,539)	(509,968,314)	(20,503,684)	(210,751,003)

Net increase (decrease). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(23,179,825)	$(274,837,014)	(10,515,654)	$(108,070,320)

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2. Shares of Beneficial Interest (continued)

	Franklin Federal
	Intermediate-Term		Franklin Federal Limited-Term
	Tax-Free Income Fund		Tax-Free Income Fund

	Shares	Amount	Shares	Amount

Class C Shares:
Year ended February 29, 2020
Shares sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,815,746	$22,103,744
Shares issued in reinvestment of distributions . . . . . . . . . . . . . . .	331,689	4,036,965
Shares redeemeda . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(7,606,004)	(92,460,069)
Net increase (decrease). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(5,458,569)	$(66,319,360)
Year ended February 28, 2019

Shares sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,464,597	$29,327,071
Shares issued in reinvestment of distributions . . . . . . . . . . . . . . .	484,028	5,769,668
Shares redeemeda . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(10,965,325)	(130,324,175)
Net increase (decrease). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(8,016,700)	$(95,227,436)
Class R6 Shares:

Year ended February 29, 2020
Shares sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4,749,979	$57,800,239	1,611,380	$16,865,451
Shares issued in reinvestment of distributions . . . . . . . . . . . . . . .	873,054	10,629,965	67,776	710,072
Shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(7,366,560)	(89,478,219)	(1,332,822)	(13,957,344)

Net increase (decrease). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(1,743,527)	$(21,048,015)	346,334	$3,618,179
Year ended February 28, 2019

Shares sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	8,058,907	$96,049,640	2,080,556	$21,354,983
Shares issued in reinvestment of distributions . . . . . . . . . . . . . . .	1,189,850	14,180,870	47,598	489,100
Shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(30,562,535)	(364,780,175)	(2,593,712)	(26,595,822)

Net increase (decrease). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(21,313,778)	$(254,549,665)	(465,558)	$(4,751,739)
Advisor Class Shares:

Year ended February 29, 2020
Shares sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	28,624,236	$348,698,279	8,255,152	$86,310,841
Shares issued in reinvestment of distributions . . . . . . . . . . . . . . .	1,740,780	21,197,702	173,097	1,813,537
Shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(19,475,888)	(236,851,477)	(7,416,057)	(77,740,651)

Net increase (decrease). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	10,889,128	$133,044,504	1,012,192	$10,383,727
Year ended February 28, 2019

Shares sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	31,003,810	$369,256,123	9,733,756	$100,002,106
Shares issued in reinvestment of distributions . . . . . . . . . . . . . . .	1,907,676	22,723,711	134,487	1,382,777
Shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(40,831,100)	(485,951,118)	(7,456,408)	(76,665,816)

Net increase (decrease). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(7,919,614)	$(93,971,284)	2,411,835	$24,719,067

aMay include a portion of Class C shares that were automatically converted to Class A. bFor the period September 10, 2018 (effective date) to February 28, 2019.

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	Franklin High Yield		Franklin Massachusetts
	Tax-Free Income Fund		Tax-Free Income Fund

	Shares	Amount	Shares	Amount

Class A Shares:
Year ended February 29, 2020
Shares solda . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	56,970,141	$580,665,906	2,152,720	$25,433,043
Shares issued in reinvestment of distributions . . . . . . . . . . . . . . . . . .	2,227,025	22,768,967	66,138	785,228
Shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(7,719,781)	(78,768,475)	(336,933)	(3,996,227)

Net increase (decrease) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	51,477,385	$524,666,398	1,881,925	$22,222,044

Year ended February 28, 2019b
Shares solda . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	37,079,588	$364,606,611	1,835,401	$20,664,972
Shares issued in reinvestment of distributions . . . . . . . . . . . . . . . . . .	404,112	3,992,363	14,780	168,539
Shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(2,873,960)	(28,325,518)	(98,368)	(1,117,083)

Net increase (decrease) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	34,609,740	$340,273,456	1,751,813	$19,716,428

Class A1 Shares:
Year ended February 29, 2020
Shares sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	18,502,514	$188,354,822	657,068	$7,759,290
Shares issued in reinvestment of distributions . . . . . . . . . . . . . . . . . .	15,643,251	159,427,896	626,129	7,410,933
Shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(53,266,423)	(542,324,825)	(3,498,317)	(41,354,020)

Net increase (decrease) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(19,120,658)	$(194,542,107)	(2,215,120)	$(26,183,797)

Year ended February 28, 2019
Shares sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	35,230,233	$349,736,472	2,611,911	$29,674,775
Shares issued in reinvestment of distributions . . . . . . . . . . . . . . . . . .	17,672,707	175,324,214	740,775	8,456,657
Shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(95,977,924)	(950,668,534)	(7,611,089)	(86,607,531)

Net increase (decrease) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(43,074,984)	$(425,607,848)	(4,258,403)	$(48,476,099)

Class M Shares:
Year ended February 28, 2019c
Shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(497)	(4,952)

Class C Shares:
Year ended February 29, 2020
Shares sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	7,595,608	$79,019,149	457,604	$5,498,934
Shares issued in reinvestment of distributions . . . . . . . . . . . . . . . . . .	1,675,695	17,421,658	54,328	650,568
Shares redeemeda . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(18,672,136)	(193,737,833)	(810,184)	(9,683,259)
Net increase (decrease) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(9,400,833)	$(97,297,026)	(298,252)	$(3,533,757)

Year ended February 28, 2019
Shares sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,562,265	$56,161,498	224,792	$2,594,075
Shares issued in reinvestment of distributions . . . . . . . . . . . . . . . . . .	2,518,306	25,490,384	86,953	1,004,970
Shares redeemeda . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(38,802,909)	(390,041,978)	(2,320,131)	(26,530,666)
Net increase (decrease) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(30,722,338)	$(308,390,096)	(2,008,386)	$(22,931,621)

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2. Shares of Beneficial Interest (continued)

Franklin High Yield		Franklin Massachusetts
Tax-Free Income Fund		Tax-Free Income Fund

Shares	Amount	Shares	Amount

Class R6 Shares:

Year ended February 29, 2020

Shares sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Shares issued in reinvestment of distributions . . . . . . . . . . . . . . . . . .

Shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net increase (decrease) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Year ended February 28, 2019

Shares sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Shares issued in reinvestment of distributions . . . . . . . . . . . . . . . . . .

Shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net increase (decrease) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Advisor Class Shares:

Year ended February 29, 2020

Shares sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Shares issued in reinvestment of distributions . . . . . . . . . . . . . . . . . .

Shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net increase (decrease) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Year ended February 28, 2019

Shares sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Shares issued in reinvestment of distributions . . . . . . . . . . . . . . . . . .

Shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net increase (decrease) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

aMay include a portion of Class C shares that were automatically converted to Class A. bFor the period September 10, 2018 (effective date) to February 28, 2019. cClass M was closed to investors on June 8, 2018.

5,487,791	$56,155,177	975,792	$11,348,865
392,862	4,028,105	5,132	60,884
(2,812,591)	(28,736,459)	(72,104)	(853,921)

3,068,062	$31,446,823	908,820	$10,555,828

3,309,971	$32,942,882	15,199	$173,281
568,862	5,670,062	4,093	46,754
(10,027,661)	(99,531,327)	(54,316)	(619,507)

(6,148,828)	$(60,918,383)	(35,024)	$(399,472)

35,420,254	$362,924,818	1,934,090	$22,876,419
3,733,274	38,248,306	114,901	1,362,066
(27,832,910)	(284,630,803)	(1,487,954)	(17,395,501)

11,320,618	$116,542,321	561,037	$6,842,984

40,141,615	$399,650,685	1,931,172	$22,042,690
3,825,713	38,115,783	111,964	1,278,920
(51,456,921)	(511,360,213)	(3,130,471)	(35,722,985)

(7,489,593)	$(73,593,745)	(1,087,335)	$(12,401,375)

	Franklin New Jersey
	Tax-Free Income Fund

	Shares	Amount

Class A Shares:
Year ended February 29, 2020
Shares solda. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4,942,542	$56,506,702
Shares issued in reinvestment of distributions . . . . . . . . . . . . . .	177,179	2,032,984
Shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(863,914)	(9,876,330)

Net increase (decrease). . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4,255,807	$48,663,356
Year ended February 28, 2019b

Shares solda. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,478,097	$60,293,699
Shares issued in reinvestment of distributions . . . . . . . . . . . . . .	48,111	533,238
Shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(512,188)	(5,661,420)

Net increase (decrease). . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5,014,020	$55,165,517

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	Franklin New Jersey
	Tax-Free Income Fund

	Shares	Amount

Class A1 Shares:
Year ended February 29, 2020
Shares sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,403,946	$16,050,200
Shares issued in reinvestment of distributions . . . . . . . . . . . . . .	1,257,151	14,376,194
Shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(6,580,001)	(75,192,709)

Net increase (decrease). . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(3,918,904)	$(44,766,315)
Year ended February 28, 2019

Shares sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4,130,688	$45,736,303
Shares issued in reinvestment of distributions . . . . . . . . . . . . . .	1,640,102	18,178,385
Shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(10,684,868)	(118,360,269)

Net increase (decrease). . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(4,914,078)	$(54,445,581)
Class C Shares:

Year ended February 29, 2020
Shares sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,000,580	$23,117,844
Shares issued in reinvestment of distributions . . . . . . . . . . . . . .	224,800	2,605,509
Shares redeemeda . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(3,527,474)	(40,805,575)
Net increase (decrease). . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(1,302,094)	$(15,082,222)
Year ended February 28, 2019

Shares sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,268,387	$14,241,210
Shares issued in reinvestment of distributions . . . . . . . . . . . . . .	377,259	4,238,350
Shares redeemeda . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(7,246,609)	(80,965,379)
Net increase (decrease). . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(5,600,963)	$(62,485,819)
Class R6 Shares:

Year ended February 29, 2020
Shares sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,291,109	$14,770,608
Shares issued in reinvestment of distributions . . . . . . . . . . . . . .	66,918	767,372
Shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(359,083)	(4,073,419)

Net increase (decrease). . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	998,944	$11,464,561
Year ended February 28, 2019

Shares sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	545,519	$6,044,872
Shares issued in reinvestment of distributions . . . . . . . . . . . . . .	67,439	748,117
Shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(568,879)	(6,301,003)

Net increase (decrease). . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	44,079	$491,986

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	Franklin New Jersey
	Tax-Free Income Fund

	Shares	Amount

Advisor Class Shares:
Year ended February 29, 2020
Shares sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,872,835	$21,417,116
Shares issued in reinvestment of distributions . . . . . . . . . . . . . .	189,349	2,167,799
Shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(1,904,478)	(21,788,782)

Net increase (decrease). . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	157,706	$1,796,133
Year ended February 28, 2019

Shares sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,082,953	$23,082,205
Shares issued in reinvestment of distributions . . . . . . . . . . . . . .	229,139	2,541,764
Shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(2,653,685)	(29,376,270)

Net increase (decrease). . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(341,593)	$(3,752,301)

aMay include a portion of Class C shares that were automatically converted to Class A. bFor the period September 10, 2018 (effective date) to February 28, 2019.

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager

Franklin Templeton Services, LLC (FT Services)	Administrative manager

Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter

Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

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a. Management Fees

The Funds, except Franklin Federal Limited-Term Tax-Free Income Fund, pay an investment management fee to Advisers based on the month-end net assets of each of the Funds and Franklin Federal Limited-Term Tax-Free Income Fund pays an investment management fee to Advisers based on the average daily net assets of the fund as follows:

Annualized Fee Rate	Net Assets

0.625%	Up to and including $100 million

0.500%	Over $100 million, up to and including $250 million

0.450%	Over $250 million, up to and including $7.5 billion

0.440%	Over $7.5 billion, up to and including $10 billion

0.430%	Over $10 billion, up to and including $12.5 billion

0.420%	Over $12.5 billion, up to and including $15 billion

0.400%	Over $15 billion, up to and including $17.5 billion

0.380%	Over $17.5 billion, up to and including $20 billion

0.360%	In excess of $20 billion

For the year ended February 29, 2020, each Fund's gross effective investment management fee rate based on average daily net assets was as follows:

Franklin Federal	Franklin Federal	Franklin
Intermediate-Term	Limited-Term	High Yield
Tax-Free	Tax-Free	Tax-Free
Income Fund	Income Fund	Income Fund

0.458%	0.475%	0.456%
	Franklin	Franklin
Massachusetts		New Jersey
	Tax-Free	Tax-Free
Income Fund	Income Fund

	0.509%	0.479%

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Funds. The fee is paid by Advisers based on each of the Funds' average daily net assets, and is not an additional expense of the Funds.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Funds' Class A and A1 reimbursement distribution plans, the Funds reimburse Distributors for costs incurred in connection with the servicing, sale and distribution of each Fund's shares up to the maximum annual plan rate for each class. Under the Class A and A1 reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Funds' Class C compensation distribution plans, the Funds pay Distributors for costs incurred in connection with the servicing, sale and distribution of each Fund's shares up to the maximum annual plan rate. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31 for each Fund.

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3. Transactions with Affiliates (continued)

c. Distribution Fees (continued)

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

	Franklin Federal	Franklin Federal	Franklin
	Intermediate-Term	Limited-Term	High Yield
	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund

Reimbursement Plans:
Class A . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	0.25%	0.25%	0.25%
Class A1. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	0.10%	0.15%	0.10%
Compensation Plans:
Class C . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	0.65%	—	0.65%
		Franklin	Franklin
		Massachusetts	New Jersey
		Tax-Free	Tax-Free
		Income Fund	Income Fund

Reimbursement Plans:
Class A . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	. . . . . . . . . . . . . . . .	0.25%	0.25%
Class A1 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	. . . . . . . . . . . . . . . .	0.10%	0.10%
Compensation Plans:
Class C . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	. . . . . . . . . . . . . . . .	0.65%	0.65%

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Funds. These charges are deducted from the proceeds of sales of fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds' shares for the year:

	Franklin Federal	Franklin Federal	Franklin
	Intermediate-Term	Limited-Term	High Yield
	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund

Sales charges retained net of commissions paid
to unaffiliated brokers/dealers. . . . . . . . . . . . . .	$28,209	$8,661	$184,197
CDSC retained . . . . . . . . . . . . . . . . . . . . . . . . .	$23,753	$5,603	$ 59,034
	Franklin	Franklin
	Massachusetts	New Jersey
	Tax-Free	Tax-Free
	Income Fund	Income Fund

Sales charges retained net of commissions paid to
unaffiliated brokers/dealers . . . . . . . . . . . . . . . . . .	$ 7,373	$20,948
CDSC retained . . . . . . . . . . . . . . . . . . . . . . . . . . .	$(1,644)	$10,672

Effective March 1, 2019, certain front-end sales charges on Class A and A1 shares, if any, were lowered. Further details are disclosed in the Funds' Prospectus.

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e. Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations. The fees are based on an annualized asset based fee of 0.02% plus a transaction based fee. In addition, each class reimburses Investor Services for out of pocket expenses incurred and, except for Class R6, reimburses shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes' aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the year ended February 29, 2020, the Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

	Franklin Federal	Franklin Federal	Franklin
	Intermediate-Term	Limited-Term	High Yield
	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund

Transfer agent fees . . . . . . . . . . . . . . . . . . . . . .	$935,397	$275,377	$1,891,403
	Franklin	Franklin
	Massachusetts	New Jersey
	Tax-Free	Tax-Free
	Income Fund	Income Fund

Transfer agent fees . . . . . . . . . . . . . . . . . . . . . . . .	$141,256	$302,608

f. Investments in Affiliated Management Investment Companies

Certain or all Funds invest in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Funds are waived on assets invested in the affiliated management investment companies, as noted in the Statements of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the year ended February 29, 2020, investments in affiliated management investment companies were as follows:

					Net Change in		Number of
	Value at				Unrealized	Value at	Shares Held
	Beginning			Realized	Appreciation	End of	at End of	Dividend
	of Year	Purchases	Sales	Gain (Loss)	(Depreciation)	Year	Year	Income

Franklin Federal Limited-Term Tax-Free Income Fund
Controlled Affiliates
Franklin Liberty Municipal Bond ETF . . . . . . . . . . . . .	$3,348,675	$15,087,750	$—	$—	$829,250	$19,265,675	715,000	$308,959
Franklin High Yield Tax-Free Income Fund

Non-Controlled Affiliates
Franklin Liberty Intermediate Municipal Opportunities ETF.	$—	$2,554,750	$—	$—	$49,250	$2,604,000	100,000	$ 17,904

g. Waiver and Expense Reimbursements

Advisers and Investor Services have contractually agreed in advance to waive or limit their fees and to assume as its own expense certain expenses otherwise payable by Franklin Federal Intermediate-Term Tax-Free Income Fund and Franklin Federal Limited-Term Tax-Free Income Fund so that the expenses (excluding distribution fees, acquired fund fees and expenses and certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and

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3. Transactions with Affiliates (continued)

g. Waiver and Expense Reimbursements (continued)

liquidations) for Class A, Class A1, Class C and Advisor Class of the Funds do not exceed 0.46% and 0.40%, respectively and for Class R6 does not exceed 0.40% and 0.36%, respectively, based on the average net assets of each class until June 30, 2020. Total expenses waived or paid are not subject to recapture subsequent to the Funds' fiscal year end.

For Franklin High Yield Tax-Free Income Fund, Franklin Massachusetts Tax-Free Income Fund and Franklin New Jersey Tax-Free Income Fund, Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.03% based on the average net assets of the class until June 30, 2020.

h. Interfund Transactions

Certain or all Funds engaged in purchases and sales of investments with funds or other accounts that have common investment managers (or affiliated investment managers), directors, trustees or officers. These purchases and sales for the year ended February 29, 2020, were as follows:

	Franklin Federal	Franklin Federal	Franklin
	Intermediate-Term	Limited-Term	High Yield
	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund
Purchases . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$163,175,000	$142,015,000	$347,748,000
Sales. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$301,125,000	$189,535,000	$388,863,000
	Franklin	Franklin
	Massachusetts	New Jersey
	Tax-Free	Tax-Free
	Income Fund	Income Fund

Purchases . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$1,650,000	$9,300,000
Sales . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$6,000,000	$4,400,000

4. Expense Offset Arrangement

The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds' custodian expenses. During the year ended February 29, 2020, the custodian fees were reduced as noted in the Statements of Operations.

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5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains.

At February 29, 2020, the capital loss carryforwards were as follows:

	Franklin Federal	Franklin Federal	Franklin	Franklin	Franklin
	Intermediate-Term	Limited-Term	High Yield	Massachusetts	New Jersey
	Tax-Free	Tax-Free	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund	Income Fund	Income Fund

Capital loss carryforwards
not subject to expiration:
Short term . . . . . . . . . . .	$43,632,556	$1,957,897	$ 180,742,829	$ 9,151,607	$11,541,709
Long term . . . . . . . . . . .	28,105,463	3,525,609	718,430,807	10,801,557	79,992,809
Total capital loss

carryforwards . . . . . . .	$71,738,019	$5,483,506	$899,173,636a	$19,953,164	$91,534,518

aIncludes $97,006,620 from the merged Franklin Double Tax-Free Income Fund, which may be carried over to offset future capital gains, subject to certain limitations.

During the year ended February 29, 2020, the Franklin Massachusetts Tax-Free Income Fund utilized $496,676 of capital loss carryforwards.

The tax character of distributions paid during the years ended February 29, 2020 and 2019, was as follows:

	Franklin Federal
	Intermediate-Term		Franklin Federal Limited-Term		Franklin High Yield
	Tax-Free Income Fund		Tax-Free Income Fund		Tax-Free Income Fund
	2020	2019	2020	2019	2020	2019

Distributions paid from tax
exempt income . . . . . . . . . . .	$91,790,217	$101,389,446	$16,731,765	$14,341,584	$272,682,757	$281,557,990

	Franklin Massachusetts		Franklin New Jersey
	Tax-Free Income Fund		Tax-Free Income Fund

	2020	2019	2020	2019

Distributions paid from tax
exempt income . . . . . . . . . . .	$12,375,391	$ 13,192,555	$25,635,845	$30,748,908

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5. Income Taxes (continued)

At February 29, 2020, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

	Franklin Federal	Franklin Federal	Franklin
Intermediate-Term		Limited-Term	High Yield
	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund

Cost of investments . . . . . . . . . . . . . . . . . . . . .	$3,548,197,790	$984,289,707	$5,957,789,100

Unrealized appreciation . . . . . . . . . . . . . . . . . .	$246,806,875	$32,306,802	$952,620,298
Unrealized depreciation . . . . . . . . . . . . . . . . . .	(357)	(429)	(52,430,882)

Net unrealized appreciation (depreciation) . . . . .	$246,806,518	$32,306,373	$900,189,416
Distributable earnings:

Undistributed ordinary income. . . . . . . . . . . . . .	$—	$—	$205,309
Undistributed tax exempt income . . . . . . . . . . . .	1,490,107	579,572	20,850,828

Total distributable earnings . . . . . . . . . . . . . . . .	$1,490,107	$579,572	$21,056,137

	Franklin	Franklin
	Massachusetts	New Jersey
	Tax-Free	Tax-Free
	Income Fund	Income Fund

Cost of investments . . . . . . . . . . . . . . . . . . . . . . .	$411,063,963	$860,139,596

Unrealized appreciation. . . . . . . . . . . . . . . . . . . . .	$42,701,858	$75,966,823
Unrealized depreciation. . . . . . . . . . . . . . . . . . . . .	—	(4,057,149)

Net unrealized appreciation (depreciation) . . . . . . . .	$42,701,858	$71,909,674
Distributable earnings:

Undistributed tax exempt income . . . . . . . . . . . . . .	$196,714	$1,119,130

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of defaulted securities, bond discounts and bond workout expenditures.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended February 29, 2020, were as follows:

	Franklin Federal	Franklin Federal	Franklin
	Intermediate-Term	Limited-Term	High Yield
	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund
Purchases . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$739,060,641	$ 83,108,534	$910,514,384
Sales. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$523,960,000	$168,220,000	$741,507,155

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	Franklin	Franklin
	Massachusetts	New Jersey
	Tax-Free	Tax-Free
	Income Fund	Income Fund

Purchases . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$63,071,102	$162,616,276
Sales . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$54,503,914	$155,044,063

7. Credit Risk and Defaulted Securities

At February 29, 2020, Franklin High Yield Tax-Free Income Fund had 22.2% of its portfolio invested in high yield securities or other securities rated below investment grade and unrated securities, if any. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

Certain or all Funds held defaulted securities and/or other securities for which the income has been deemed uncollectible. At February 29, 2020, the aggregate value of these securities for Franklin High Yield Tax-Free Income Fund and Franklin New Jersey Tax-Free Income Fund was $158,738,336 and $13,358,325, representing 2.3% and 1.4%, respectively, of each Fund's net assets. The Funds discontinue accruing income on securities for which income has been deemed uncollectible and provide an estimate for losses on interest receivable. The securities have been identified in the accompanying Statements of Investments.

8. Concentration of Risk

Certain or all Funds invest a large percentage of their total assets in obligations of issuers within their respective state and U.S. territories. Such concentration may subject the Funds to risks associated with industrial or regional matters, and economic, political or legal developments occurring within those states and U.S. territories. Investing in Puerto Rico securities may expose the Funds to heightened risks due to recent adverse economic and market changes, credit downgrades and ongoing restructuring discussions. In addition, investments in these securities are sensitive to interest rate changes and credit risk of the issuer and may subject the Funds to increased market volatility. The market for these investments may be limited, which may make them difficult to buy or sell.

9. Credit Facility

The Funds, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 5, 2021. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Funds shall, in addition to interest charged on any borrowings made by the Funds and other costs incurred by the Funds, pay their share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon their relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statements of Operations. During the year ended February 29, 2020, the Funds did not use the Global Credit Facility.

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10. Fair Value Measurements

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds' own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds' financial instruments and are summarized in the following fair value hierarchy:

•Level 1 – quoted prices in active markets for identical financial instruments

•Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•Level 3 – significant unobservable inputs (including the Funds' own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

A summary of inputs used as of February 29, 2020, in valuing the Funds' assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Franklin Federal Intermediate-Term Tax-Free Income Fund
Assets:
Investments in Securities:a
Municipal Bonds . . . . . . . . . . . . . . . . . . . . . . .	$—	$3,731,369,308	$—	$3,731,369,308
Short Term Investments . . . . . . . . . . . . . . . . . .	—	63,635,000	—	63,635,000

Total Investments in Securities . . . . . . . . . . .	$—	$3,795,004,308	$—	$3,795,004,308

Franklin Federal Limited-Term Tax-Free Income Fund
Assets:
Investments in Securities:a
Management Investment Companies . . . . . . . . .	$19,265,675	$—	$—	$19,265,675
Municipal Bonds . . . . . . . . . . . . . . . . . . . . . . .	—	798,856,505	—	798,856,505
Short Term Investments . . . . . . . . . . . . . . . . . .	—	198,473,900	—	198,473,900

Total Investments in Securities . . . . . . . . . . .	$19,265,675	$997,330,405	$—	$1,016,596,080

Franklin High Yield Tax-Free Income Fund
Assets:
Investments in Securities:a
Management Investment Companies . . . . . . . . .	$2,604,000	$—	$—	$2,604,000
Municipal Bonds . . . . . . . . . . . . . . . . . . . . . . .	—	6,547,345,237	—	6,547,345,237
Short Term Investments . . . . . . . . . . . . . . . . . .	—	307,820,000	209,279	308,029,279

Total Investments in Securities . . . . . . . . . . .	$2,604,000	$6,855,165,237	$209,279	$6,857,978,516

Franklin Massachusetts Tax-Free Income Fund
Assets:
Investments in Securities:a
Municipal Bonds . . . . . . . . . . . . . . . . . . . . . . .	$—	$449,940,821	$—	$449,940,821
Short Term Investments . . . . . . . . . . . . . . . . . .	—	3,825,000	—	3,825,000

Total Investments in Securities . . . . . . . . . . .	$—	$453,765,821	$—	$453,765,821

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	Level 1	Level 2	Level 3	Total

Franklin New Jersey Tax-Free Income Fund
Assets:
Investments in Securities:a
Municipal Bonds . . . . . . . . . . . . . . . . . . . . . . .	$—	$891,319,270	$—	$891,319,270
Short Term Investments . . . . . . . . . . . . . . . . . .	—	40,730,000	—	40,730,000

Total Investments in Securities . . . . . . . . . . .	$—	$932,049,270	$—	$932,049,270

aFor detailed categories, see the accompanying Statement of Investments.

A reconciliation in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 assets and/or liabilities at the beginning and/or end of the year.

11. Subsequent Events

The Funds have evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure, except for the following:

Subsequent to February 29, 2020, there has been a global outbreak of a novel coronavirus disease (COVID-19), which the World Health Organization has declared a pandemic. Unexpected events like COVID-19 can cause adverse effects on many companies, sectors, nations, regions and the market in general, in ways that cannot be foreseen. The effects of this pandemic may materially impact the value and performance of the Funds, their ability to buy and sell fund investments at appropriate valuations and their ability to achieve their investment objectives.

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Abbreviations

Selected Portfolio

AGMC	Assured Guaranty Municipal Corp.
AMBAC	American Municipal Bond Assurance Corp.
BAM	Build America Mutual Assurance Co.
BAN	Bond Anticipation Note
BHAC	Berkshire Hathaway Assurance Corp.
CDA	Community Development Authority/Agency
CDD	Community Development District
CDR	Community Development Revenue
CFD	Community Facilities District
COP	Certificate of Participation
EDA	Economic Development Authority
EDC	Economic Development Corp.
EDR	Economic Development Revenue
ETF	Exchange Traded Fund
ETM	Escrow to Maturity
FICO	Financing Corp.
FNMA	Federal National Mortgage Association
GARB	General Airport Revenue Bonds
GNMA	Government National Mortgage Association
GO	General Obligation
HDA	Housing Development Authority/Agency
HDC	Housing Development Corp.
HFA	Housing Finance Authority/Agency
HFAR	Housing Finance Authority Revenue
ID	Improvement District
IDA	Industrial Development Authority/Agency
IDAR	Industrial Development Authority Revenue
IDB	Industrial Development Bond/Board
IDBR	Industrial Development Board Revenue
IDC	Industrial Development Corp. IDR
Industrial Development Revenue
ISD	Independent School District
LOC	Letter of Credit
MAC	Municipal Assurance Corp.
MF	Multi-Family
MFHR	Multi-Family Housing Revenue
MFMR	Multi-Family Mortgage Revenue
MFR	Multi-Family Revenue
MTA	Metropolitan Transit Authority
NATL	National Public Financial Guarantee Corp.
PBA	Public Building Authority
PCC	Pollution Control Corp.
PCFA	Pollution Control Financing Authority
PCR	Pollution Control Revenue
PFA	Public Financing Authority
PFAR	Public Financing Authority Revenue
PSF	Permanent School Fund
RDA	Redevelopment Agency/Authority
SF	Single Family
SFHR	Single Family Housing Revenue
SFM	Single Family Mortgage
SFMR	Single Family Mortgage Revenue
SPA	Standby Purchase Agreement
UHSD	Unified/Union High School District
USD	Unified/Union School District
XLCA	XL Capital Assurance

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Franklin Tax-Free Trust and Shareholders of Franklin Federal Intermediate-Term Tax-Free Income Fund, Franklin Federal Limited-Term Tax-Free Income Fund, Franklin High Yield Tax-Free Income Fund, Franklin Massachu- setts Tax-Free Income Fund and Franklin New Jersey Tax-Free Income Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the statements of investments, of Franklin Federal Intermediate-Term Tax-Free Income Fund, Franklin Federal Limited-Term Tax-Free Income Fund, Franklin High Yield Tax-Free Income Fund, Franklin Massachusetts Tax-Free Income Fund and Franklin New Jersey Tax-Free Income Fund (the "Funds") as of February 29, 2020, the related statements of operations for the year ended February 29, 2020, the statements of changes in net assets for each of the two years in the period ended February 29, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of February 29, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended February 29, 2020 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 29, 2020 by correspon- dence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

San Francisco, California

April 16, 2020

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

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Tax Information (unaudited)

Under Section 852(b)(5)(A) of the Internal Revenue Code, the Funds hereby report 100% of the distributions paid from net investment income as exempt-interest dividends for the fiscal year ended February 29, 2020. A portion of the Funds' exempt-interest dividends may be subject to the federal alternative minimum tax. By mid-February 2021, shareholders will be notified of amounts for use in preparing their 2020 income tax returns.

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Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton fund complex, are shown below. Generally, each board member serves until that person's successor is elected and qualified.

Independent Board Members

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Harris J. Ashton (1932)	Trustee	Since 1984	131	Bar-S Foods (meat packing company)
One Franklin Parkway				(1981-2010).
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Terrence J. Checki (1945)	Trustee	Since 2017	110	Hess Corporation (exploration of oil
One Franklin Parkway				and gas) (2014-present).
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:

Member of the Council on Foreign Relations (1996-present); Member of the National Committee on U.S.-China Relations (1999-present); member of the Board of Trustees of the Economic Club of New York (2013-present); member of the Board of Trustees of the Foreign Policy Association (2005-present) and member of various other boards of trustees and advisory boards; and formerly, Executive Vice President of the Federal Reserve Bank of New York and Head of its Emerging Markets and Internal Affairs Group and Member of Management Committee (1995-2014); and Visiting Fellow at the Council on Foreign Relations (2014).

Mary C. Choksi (1950)	Trustee	Since 2014	131	Avis Budget Group Inc. (car rental)
One Franklin Parkway				(2007-present), Omnicom Group Inc.
San Mateo, CA 94403-1906				(advertising and marketing
				communications services)

(2011-present) and White Mountains Insurance Group, Ltd. (holding company) (2017-present).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Founder and Senior Advisor, Strategic Investment Group (investment management group) (2015-2017); Founding Partner and Senior Managing Director, Strategic Investment Group (1987–2015); Founding Partner and Managing Director, Emerging Markets Management LLC (investment management firm) (1987-2011); and Loan Officer/Senior Loan Officer/Senior Pension Investment Officer, World Bank Group (international financial institution) (1977-1987).

Edith E. Holiday (1952)	Lead	Trustee since 1998 131	Hess Corporation (exploration of oil
One Franklin Parkway	Independent	Lead	and gas) (1993-present), Canadian
San Mateo, CA 94403-1906	Trustee	Independent	National Railway (railroad)
		Trustee since	(2001-present), White Mountains
		March 2019	Insurance Group, Ltd. (holding
company) (2004-present), Santander
Consumer USA Holdings, Inc.
(consumer finance) (2016-present),
RTI International Metals, Inc.
(manufacture and distribution of
titanium) (1999-2015) and H.J. Heinz
Company (processed foods and allied
products) (1994-2013).

Principal Occupation During at Least the Past 5 Years:

Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison–United States Treasury Department (1988-1989).

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Independent Board Members (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

J. Michael Luttig (1954)	Trustee	Since 2009	131	Boeing Capital Corporation (aircraft
One Franklin Parkway				financing) (2006-2010).
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:

Private investor; and formerly, Counselor and Senior Advisor to the Chairman, CEO, and Board of Directors, of The Boeing Company (aerospace company), and member of the Executive Council (May 2019-January 1, 2020); Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (2006-2019); and Federal Appeals Court Judge, United States Court of Appeals for the Fourth Circuit (1991-2006).

Larry D. Thompson (1945)	Trustee	Since 2007	131	The Southern Company (energy
One Franklin Parkway				company) (2014-present; previously
San Mateo, CA 94403-1906				2010-2012), Graham Holdings
				Company (education and media
				organization) (2011-present) and
				Cbeyond, Inc. (business
				communications provider)
				(2010-2012).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; Counsel, Finch McCranie, LLP (law firm) (2015-present); Independent Compliance Monitor and Auditor, Volkswagen AG (manufacturer of automobiles and commercial vehicles) (2017-present); John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2015-present; previously 2011-2012); and formerly, Executive Vice President - Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc. (consumer products) (2012-2014); Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).

Interested Board Members and Officers

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

**Gregory E. Johnson (1961)	Trustee	Since 2007	142	None
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:

Executive Chairman, Chairman of the Board and Director, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 39 of the investment companies in Franklin Templeton; Vice Chairman, Investment Company Institute; and formerly, Chief Executive Officer (2013-2020) and President (1994-2015), Franklin Resources, Inc.

**Rupert H. Johnson, Jr. (1940)	Chairman of	Since 2013	131	None
One Franklin Parkway	the Board and
San Mateo, CA 94403-1906	Trustee

Principal Occupation During at Least the Past 5 Years:

Director (Vice Chairman), Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 37 of the investment companies in Franklin Templeton.

Sheila Amoroso (1959)	Vice President Since 1999	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:

Senior Vice President, Franklin Advisers, Inc.; and officer of seven of the investment companies in Franklin Templeton.

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Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Alison E. Baur (1964)	Vice President	Since 2012	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:

Deputy General Counsel, Franklin Templeton; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton.

Breda M. Beckerle (1958)	Interim Chief	Since January	Not Applicable	Not Applicable
280 Park Avenue	Compliance	2020
New York, NY 10017	Officer

Principal Occupation During at Least the Past 5 Years:

Chief Compliance Officer, Fiduciary Investment Management International, Inc., Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Mutual Advisers, LLC, Franklin Templeton Institutional, LLC; and officer of 41 of the investment companies in Franklin Templeton.

Sonal Desai, Ph.D. (1963)	President and Since 2018	Not Applicable	Not Applicable
One Franklin Parkway	Chief Executive
San Mateo, CA 94403-1906	Officer –
Investment
Management

Principal Occupation During at Least the Past 5 Years:

Director and Executive Vice President, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer of 17 of the investment companies in Franklin Templeton.

Gaston Gardey (1967)	Treasurer, Chief Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Financial
San Mateo, CA 94403-1906	Officer, and
Chief
Accounting
Officer

Principal Occupation During at Least the Past 5 Years:

Treasurer, U.S. Fund Administration & Reporting and officer of 24 of the investment companies in Franklin Templeton.

Steven J. Gray (1955)	Vice President	Vice President	Not Applicable	Not Applicable
One Franklin Parkway	and Co-	since 2009 and
San Mateo, CA 94403-1906	Secretary	Co-Secretary
since
2019

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton; Vice President, Franklin Templeton Distributors, Inc. and FASA, LLC; and officer of 41 of the investment companies in Franklin Templeton.

Matthew T. Hinkle (1971)	Chief Executive Since 2017	Not Applicable	Not Applicable
One Franklin Parkway	Officer –
San Mateo, CA 94403-1906	Finance and
Administration

Principal Occupation During at Least the Past 5 Years:

Senior Vice President, Franklin Templeton Services, LLC; officer of 41 of the investment companies in Franklin Templeton; and formerly, Vice President, Global Tax (2012-April 2017) and Treasurer/Assistant Treasurer, Franklin Templeton (2009-2017).

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Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Robert Lim (1948)	Vice President	Since 2016	Not Applicable	Not Applicable
One Franklin Parkway	– AML
San Mateo, CA 94403-1906	Compliance

Principal Occupation During at Least the Past 5 Years:

Vice President, Franklin Templeton Companies, LLC; Chief Compliance Officer, Franklin Templeton Distributors, Inc. and Franklin Templeton Investor Services, LLC; and officer of 41 of the investment companies in Franklin Templeton.

Not Applicable
Not Applicable
Navid J. Tofigh (1972)	Vice President Since 2015	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:

Associate General Counsel and officer of 41 of the investment companies in Franklin Templeton.

Craig S. Tyle (1960)	Vice President Since 2005	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:

General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton.

Thomas Walsh (1961)	Vice President Since 1999	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:

Senior Vice President, Franklin Advisers, Inc.; and officer of seven of the investment companies in Franklin Templeton.

Lori A. Weber (1964)	Vice President	Vice President	Not Applicable	Not Applicable
300 S.E. 2nd Street	and Co-	since 2011 and
Fort Lauderdale, FL 33301-1923	Secretary	Co-Secretary
since
2019

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; and officer of 41 of the investment companies in Franklin Templeton.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton fund complex. These portfolios have a common investment manager or affiliated investment managers.

**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc. (Resources), which is the parent company of the Fund's investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director and major shareholder of Resources.

Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson. Note 2: Effective March 12, 2019, John B. Wilson ceased to be a trustee of the Trust. Note 3: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund's Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund's Board has determined that there is at least one such financial expert on the Audit Committee and has designated Mary C. Choksi as its audit committee financial expert. The Board believes that Ms.

Choksi qualifies as such an expert in view of her extensive business background and experience. She currently serves as a director of Avis Budget Group, Inc. (2007-present) and formerly, Founder and Senior Advisor, Strategic Investment Group (1987 to 2017). Ms. Choksi has been a Member of the

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Fund's Audit Committee since 2014. As a result of such background and experience, the Board believes that Ms. Choksi has acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Ms. Choksi is an independent Board member as that term is defined under the relevant Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

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Shareholder Information

Board Approval of Investment

Management Agreements

FRANKLIN TAX-FREE TRUST

Franklin Federal Intermediate-Term Tax-Free Income

Fund

Franklin Federal Limited-Term Tax-Free Income Fund

Franklin High Yield Tax-Free Income Fund

Franklin Massachusetts Tax-Free Income Fund

Franklin New Jersey Tax-Free Income Fund

(each a fund)

At an in-person meeting held on February 25, 2020 (Meeting), the Board of Trustees (Board) of Franklin Tax-Free Trust (Trust), including a majority of the trustees who are not "interested persons" as defined in the Investment Company Act of 1940 (Independent Trustees), reviewed and approved the continuance of the investment management agreement between Franklin Advisers, Inc. (Manager) and the Trust, on behalf of each Fund (each a Management Agreement) for an additional one-year period. The Independent Trustees received advice from and met separately with Independent Trustee counsel in considering whether to approve the continuation of each Management Agreement. Although the Management Agreements for the Funds were considered at the same Board meeting, the Board considered the information provided to it about the Funds together and with respect to each Fund separately as the Board deemed appropriate.

In considering the continuation of each Management Agreement, the Board reviewed and considered information provided by the Manager at the Meeting and throughout the year at meetings of the Board and its committees. The Board also reviewed and considered information provided in response to a detailed set of requests for information submitted to the Manager by Independent Trustee counsel on behalf of the Independent Trustees in connection with the annual contract renewal process. In addition, prior to the Meeting, the Independent Trustees held a telephonic contract renewal meeting at which the Independent Trustees conferred amongst themselves and Independent Trustee counsel about contract renewal matters and, in some cases, requested additional information from the Manager relating to the contract. The Board reviewed and considered all of the factors it deemed relevant in approving the continuance of each Management Agreement, including, but not limited to: (i) the nature, extent and quality of the services provided by the Manager; (ii) the investment performance of each Fund; (iii) the costs of the services provided and profits realized by the Manager and its affiliates from the relationship with each Fund; (iv) the extent to which economies of scale are realized as each Fund grows; and

(v)whether fee levels reflect these economies of scale for the benefit of Fund investors.

In approving the continuance of each Management Agreement, the Board, including a majority of the Independent Trustees, determined that the terms of the Management Agreement are fair and reasonable and that the continuance of such Management Agreement is in the interests of the applicable Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board's determination.

Nature, Extent and Quality of Services

The Board reviewed and considered information regarding the nature, extent and quality of investment management services provided by the Manager and its affiliates to the Funds and their shareholders. This information included, among other things, the qualifications, background and experience of the senior management and investment personnel of the Manager, as well as information on succession planning where appropriate; the structure of investment personnel compensation; oversight of third-party service providers; investment performance reports and related financial information for each Fund; reports on expenses and shareholder services; legal and compliance matters; risk controls; pricing and other services provided by the Manager and its affiliates; and management fees charged by the Manager and its affiliates to US funds and other accounts, including management's explanation of differences among accounts where relevant. The Board also reviewed and considered an annual report on payments made by Franklin Templeton (FT) or the Funds to financial intermediaries, as well as a memorandum relating to third-party servicing arrangements, which included discussion of the changing distribution landscape for the Funds. The Board noted management's continuing efforts and expenditures in establishing effective business continuity plans and developing strategies to address areas of heightened concern in the mutual fund industry, such as cybersecurity and liquidity risk management.

The Board also reviewed and considered the benefits provided to Fund shareholders of investing in a fund that is part of the FT family of funds. The Board noted the financial position of Franklin Resources, Inc. (FRI), the Manager's parent, and its commitment to the mutual fund business as

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evidenced by its continued introduction of new funds, reassessment of the fund offerings in response to the market environment and project initiatives and capital investments relating to the services provided to the Funds by the FT organization. The Board specifically noted FT's commitment to enhancing services and controlling costs, as reflected in its plan to outsource certain administrative functions, and growth opportunities, as evidenced by its upcoming acquisition of the Legg Mason companies. The Board acknowledged the change in leadership at FRI and the opportunity to hear from Jennifer Johnson, President and Chief Executive Officer of FR, about goals she has for the company that will benefit the Funds.

Following consideration of such information, the Board was satisfied with the nature, extent and quality of services provided by the Manager and its affiliates to the Funds and their shareholders.

Fund Performance

The Board reviewed and considered the performance results of each Fund over various time periods ended December 31, 2019. The Board considered the performance returns for each Fund in comparison to the performance returns of mutual funds deemed comparable to the Fund included in a universe (Performance Universe) selected by Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds included in a Performance Universe. The Board also reviewed and considered Fund performance reports provided and discussions that occurred with portfolio managers at Board meetings throughout the year. A summary of each Fund's performance results is below.

Franklin Federal Intermediate-Term Tax-Free Income Fund, Franklin High Yield Tax-Free Income Fund and Franklin New Jersey Tax-Free Income Fund - The Performance Universe for the Franklin Federal Intermediate-Term Tax-Free Income Fund included the Fund and all retail and institutional intermediate municipal debt funds. The Performance Universe for the Franklin High Yield Tax-Free Income Fund included the Fund and all retail and institutional high yield municipal debt funds. The Performance Universe for the Franklin New Jersey Tax-Free Income Fund included the Fund and all retail and institutional New Jersey municipal debt funds. The Board noted that each Fund's annualized income return for the one-, three-, five- and 10-year periods was above the median of its respective Performance Universe. The Board also noted that each Fund's annualized total return for the one-, three-, five- and 10-year periods was below the median of its respective Performance Universe. Given the Funds' income-oriented investment objectives, the Board concluded that the Funds' performance was satisfactory.

Franklin Federal Limited-Term Tax-Free Income Fund - The Performance Universe for this Fund included the Fund and all retail and institutional short municipal debt funds. The Board noted that the Fund's annualized income return for the three- and five-year periods was below the median of its Performance Universe, but for the one- and 10-year periods was above the median of its Performance Universe. The Board also noted that the Fund's annualized total return for the five-year period was below the median of its Perfor- mance Universe, but for the three-year period was equal to the median of its Performance Universe and for the one- and 10-year periods was above the median of its Performance Universe. The Board concluded that the Fund's performance was satisfactory. In doing so, the Board noted the Fund's 2nd quintile annualized income return and 1st quintile annualized total return performance for the one-year period.

Franklin Massachusetts Tax-Free Income Fund - The Performance Universe for this Fund included the Fund and all retail and institutional Massachusetts municipal debt funds. The Board noted that the Fund's annualized income return for the one-, three-, five- and 10-year periods was above the median of its Performance Universe. The Board also noted that the Fund's annualized total return for the one- and three-year periods was below the median of its Performance Universe, but for the five- and 10-year periods was above the median of its Performance Universe. Given the Fund's income-oriented investment objective, the Board concluded that the Fund's performance was satisfactory.

Comparative Fees and Expenses

The Board reviewed and considered information regarding each Fund's actual total expense ratio and its various components, including, as applicable, management fees; transfer agent expenses; underlying fund expenses; Rule 12b-1 and non-Rule 12b-1 service fees; and other non-management fees. The Board also noted the quarterly and annual reports it receives on all marketing support payments made by FT to financial intermediaries. The Board considered the actual total expense ratio and, separately, the contractual management fee rate, without the effect of fee waivers, if any (Management Rate) of each Fund in comparison to the median expense ratio and median Management Rate, respectively, of other mutual funds

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deemed comparable to and with a similar expense structure to the Fund selected by Broadridge (Expense Group). Broadridge fee and expense data is based upon information taken from each fund's most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios and Management Rates generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Broadridge to be an appropriate measure of comparative fees and expenses. The Broadridge Management Rate includes administrative charges, and the actual total expense ratio, for comparative consistency, was shown for Class A1 for each Fund and for Class A shares for each other fund in the applicable Expense Group. The Board received a description of the methodology used by Broadridge to select the mutual funds included in an Expense Group.

Franklin Federal Intermediate-Term Tax-Free Income Fund, Franklin Federal Limited-Term Tax-Free Income Fund and Franklin Massachusetts Tax-Free Income Fund - The Expense Group for the Franklin Federal Intermediate-Term Tax-Free Income Fund included the Fund and thirteen other intermediate municipal debt funds. The Expense Group for the Franklin Federal Limited-Term Tax-Free Income Fund included the Fund and eleven other short municipal debt funds. The Expense Group for the Franklin Massachusetts Tax-Free Income Fund included the Fund and eight other Massachusetts municipal debt funds. The Board noted that the Management Rates for the Funds were above the medians of their respective Expense Groups, but their actual total expense ratios were below the medians and in the first quintiles (least expensive) of their respective Expense Groups. The Board concluded that the Management Rates charged to these Funds are reasonable. In doing so, the Board noted that the Franklin Federal Intermediate-Term Tax-Free Income Fund's and Franklin Federal Limited-Term Tax-Free Income Fund's actual total expense ratios reflected fee waivers from management and the Franklin Massachu- setts Tax-Free Income Fund's Management Rate was less than one basis point higher than the median of its Expense Group.

Franklin High Yield Tax-Free Income Fund and Franklin New Jersey Tax-Free Income Fund - The Expense Group for the Franklin High Yield Tax-Free Income Fund included the Fund and thirteen other high yield municipal debt funds. The Expense Group for the Franklin New Jersey Tax-Free

Income Fund included the Fund and seven other New Jersey municipal debt funds. The Board noted that the Management Rates and actual total expense ratios for the Funds were below the medians of their respective Expense Groups. The Board concluded that the Management Rates charged to these Funds are reasonable.

Profitability

The Board reviewed and considered information regarding the profits realized by the Manager and its affiliates in connection with the operation of each Fund. In this respect, the Board considered the Fund profitability analysis provided by the Manager that addresses the overall profitability of FT's US fund business, as well as its profits in providing investment management and other services to each of the individual funds during the 12-month period ended September 30, 2019, being the most recent fiscal year-end for FRI. The Board noted that although management continually makes refinements to its methodologies used in calculating profitability in response to organizational and product-related changes, the overall methodology has remained consistent with that used in the Funds' profitability report presentations from prior years. Additionally, PricewaterhouseCoopers LLP, auditor to FRI and certain FT funds, was engaged by the Manager to review and assess the allocation methodologies to be used solely by the Funds' Board with respect to the profitability analysis.

The Board noted management's belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to each Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. As part of this evaluation, the Board considered the initiative currently underway to outsource certain operations, which effort would require considerable up front expenditures by the Manager but, over the long is expected to result in greater efficiencies. The Board also noted management's expenditures in improving shareholder services provided to the Funds, as well as the need to implement systems and meet additional regulatory and compliance requirements resulting from recent SEC and other regulatory requirements, notably in the area of cybersecurity protections.

The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent

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services, potential benefits resulting from personnel and systems enhancements necessitated by fund growth, as well as increased leverage with service providers and counterparties. Based upon its consideration of all these factors, the Board concluded that the level of profits realized by the Manager and its affiliates from providing services to each Fund was not excessive in view of the nature, extent and quality of services provided to each Fund.

Economies of Scale

The Board reviewed and considered the extent to which the Manager may realize economies of scale, if any, as each Fund grows larger and whether each Fund's management fee structure reflects any economies of scale for the benefit of shareholders. With respect to possible economies of scale, the Board noted the existence of management fee breakpoints, which operate generally to share any economies of scale with a Fund's shareholders by reducing the Fund's effective management fees as the Fund grows in size. The Board considered the Manager's view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments the Manager incurs across the FT family of funds as a whole. The Board noted that the Franklin High Yield Tax-Free Income Fund and Franklin New Jersey Tax-Free Income Fund had experienced a decrease in assets and would not be expected to demonstrate additional economies of scale in the near term.. The Board concluded that to the extent economies of scale may be realized by the Manager and its affiliates, each Fund's management fee structure provided a sharing of benefits with the Fund and its shareholders as the Fund grows.

Conclusion

Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board unanimously approved the continuation of each Management Agreement for an additional one-year period.

Proxy Voting Policies and Procedures

The Trust's investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton

Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Trust's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year as an exhibit to its report on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and

Prospectuses

You will receive each Fund's financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called "house- holding," will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

franklintempleton.com	Annual Report	165

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Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

Annual Report and Shareholder Letter

Franklin Tax-Free Trust

Investment Manager	Distributor	Shareholder Services
Franklin Advisers, Inc.	Franklin Templeton Distributors, Inc.	(800) 632-2301
(800) DIAL BEN® / 342-5236
franklintempleton.com
© 2020 Franklin Templeton Investments. All rights reserved.		TF1 A 04/20

Item 2. Code of Ethics.

(a)The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c)N/A

(d)N/A

(f)Pursuant to Item 13(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2)The audit committee financial expert is Mary C. Choksi, and she is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.

(a)Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $833,662 for the fiscal year ended February 29, 2020 and $843,959 for the fiscal year ended February 28, 2019.

(b)Audit-Related Fees

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph

(a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c)Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $10,000 for the fiscal year ended February 29, 2020 and $15,000 for the fiscal year ended February 28, 2019. The services for which these fees were paid included professional fees in connection with tax treatment of equipment lease transactions, professional fees in connection with an Indonesia withholding tax refund claim and tax consulting services related to the operating agreement and term sheet for the launch of a new fund.

(d)All Other Fees

There were no fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant, other than the services reported in paragraphs (a)-(c) of Item 4 were $10,032 for the fiscal year ended February 29, 2020 and $9,865 for the fiscal year ended February 28, 2019. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant not reported in paragraphs (a)-(c) of Item 4 were $190,144 for the fiscal year ended February 29, 2020 and $16,500 for the fiscal year ended February 28, 2019. The services for which these fees were paid included professional fees in connection with determining the feasibility of a U.S. direct lending structure, valuation services related to a fair value engagement, for the issuance of an Auditor's Certificate for South Korean regulatory shareholders disclosures, benchmarking services in connection with the ICI TA Survey and assets under management certification.

(e)(1) The registrant's audit committee is directly responsible for approving the services to be provided by the auditors, including:

(i)pre-approval of all audit and audit related services;

(ii)pre-approval of all non-audit related services to be provided to the Fund by the auditors;

(iii)pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant's investment adviser or to any entity that controls, is controlled by or is under common control with the registrant's investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

(iv)establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs

(ii)and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of

(ii)through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e)(2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f)No disclosures are required by this Item 4(f).

(g)The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $210,176 for the fiscal year ended February 29, 2020 and $41,365 for the fiscal year ended February 28, 2019.

(h)The registrant's audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.		N/A
Item 6.	Schedule of Investments.	N/A
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-
End Management Investment Companies.		N/A
Item 8.	Portfolio Managers of Closed-End Management Investment
Companies.		N/A
Item 9.	Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers.		N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a)Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to provide reasonable assurance that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(b)Changes in Internal Controls. There have been no changes in the Registrant's internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect the internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-end

Management Investment Company.	N/A

Item 13. Exhibits.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b)Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN TAX-FREE TRUST

By S\MATTHEW T. HINKLE_______________________

Matthew T. Hinkle

Chief Executive Officer – Finance and Administration

Date April 30, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By S\MATTHEW T. HINKLE_______________________

Matthew T. Hinkle

Chief Executive Officer – Finance and Administration

Date April 30, 2020

By S\GASTON GARDEY______________________

Gaston Gardey

Chief Financial Officer and Chief Accounting Officer

Date April 30, 2020